UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10549
                                                     ---------------------

             Nuveen Pennsylvania Dividend Advantage Municipal Fund 2
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: April 30, 2010
                                           ------------------

                  Date of reporting period: April 30, 2010
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                        LOGO: NUVEEN INVESTMENTS
Closed-End Funds

Nuveen Investments
Municipal Closed-End Funds

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Annual Report
April 30, 2010

---------------------   ---------------------  ---------------------
NUVEEN NEW JERSEY       NUVEEN NEW JERSEY      NUVEEN NEW JERSEY
INVESTMENT QUALITY      PREMIUM INCOME         DIVIDEND ADVANTAGE
MUNICIPAL FUND, INC.    MUNICIPAL FUND, INC.   MUNICIPAL FUND
NQJ                     NNJ                    NXJ

---------------------   ---------------------  ---------------------
NUVEEN NEW JERSEY       NUVEEN NEW JERSEY      NUVEEN PENNSYLVANIA
DIVIDEND ADVANTAGE      MUNICIPAL VALUE        INVESTMENT QUALITY
MUNICIPAL FUND 2        FUND                   MUNICIPAL FUND
NUJ                     NJV                    NQP

---------------------   ---------------------  ---------------------
NUVEEN PENNSYLVANIA     NUVEEN PENNSYLVANIA    NUVEEN PENNSYLVANIA
PREMIUM INCOME          DIVIDEND ADVANTAGE     DIVIDEND ADVANTAGE
MUNICIPAL FUND 2        MUNICIPAL FUND         MUNICIPAL FUND 2
NPY                     NXM                    NVY

---------------------
NUVEEN PENNSYLVANIA
MUNICIPAL VALUE
FUND
NPN

                                                                        APRIL 10

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                                                        LOGO: NUVEEN INVESTMENTS

Chairman's
Letter to Shareholders

[PHOTO OF ROBERT P. BREMNER]

DEAR SHAREHOLDER,

The economic environment in which your Fund operates reflects continuing but uneven economic recovery. The U.S. and other major industrial countries are experiencing steady but comparatively low levels of economic growth, while emerging market countries are seeing a resumption of relatively strong economic expansion. The potential impact of steps being considered by many governments to counteract the extraordinary governmental spending and credit expansion to deal with the recent financial and economic crisis is injecting uncertainty into global financial markets. The implications for future tax rates, government spending, interest rates and the pace of economic recovery in the U.S. and other leading economies are extremely difficult to predict at the present time. The long term health of the global economy depends on restoring some measure of fiscal discipline around the world, but since all of the corrective steps require economic pain, it is not surprising that governments are reluctant to undertake them.

In the near term, governments remain committed to furthering economic recovery and realizing a meaningful reduction in their national unemployment rates. Such an environment should produce continued economic growth and, consequently, attractive investment opportunities. Over the longer term, the larger uncertainty mentioned earlier carries the risk of unexpected potholes in the road to sustained recovery. For this reason, Nuveen's investment management teams are working hard to balance return and risk by building well-diversified portfolios, among other strategies. I encourage you to read the following commentary on the management of your Fund. As always, I also encourage you to contact your financial consultant if you have any questions about your Nuveen Fund investment. Please consult the Nuveen web site for the most recent information on your Nuveen Funds at: www.nuveen.com.

On behalf of the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner
-----------------------------------
Robert P. Bremner
Chairman of the Board
June 21, 2010

                                                            Nuveen Investments 1

Portfolio Manager's Comments

NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQJ) NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC. (NNJ) NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND (NXJ) NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NUJ) NUVEEN NEW JERSEY MUNICIPAL VALUE FUND (NJV)
NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND (NQP) NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2 (NPY) NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NXM) NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NVY) NUVEEN PENNSYLVANIA MUNICIPAL VALUE FUND (NPN)

Portfolio manager Cathryn Steeves reviews economic and municipal market conditions at the national and state levels, key investment strategies, and the twelve-month performance of the Nuveen New Jersey and Pennsylvania Funds. Cathryn, who joined Nuveen in 1996, has managed NQJ, NNJ, NXJ, NUJ, NQP, NPY, NXM and NVY since 2006. In April 2009, she assumed portfolio management responsibility for Nuveen New Jersey Municipal Value Fund (NJV) and Nuveen Pennsylvania Municipal Value Fund (NPN) at their inceptions.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE TWELVE-MONTH REPORTING PERIOD ENDED APRIL 30, 2010?

During this reporting period, municipal bond prices generally rose as strong cash flows into municipal bond funds combined with tighter supply of new tax-exempt issuance to provide favorable supply and demand conditions. As the period began, there continued to be considerable downward pressure on the economy, and both the Federal Reserve (Fed) and the federal government continued their efforts to improve the overall economic environment. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its April 2010 meeting, the central bank renewed its pledge to keep the fed funds rate "exceptionally low" for an "extended period." As part of its efforts, the federal government put into place the American Recovery and Reinvestment Act of 2009, a $787 billion economic stimulus package intended to provide job creation, tax relief, fiscal assistance to state and local governments, and expansion of unemployment benefits and other federal social welfare programs.

CERTAIN STATEMENTS IN THIS REPORT ARE FORWARD-LOOKING STATEMENTS. DISCUSSIONS OF SPECIFIC INVESTMENTS ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS RECOMMENDATIONS OF INDIVIDUAL INVESTMENTS. THE FORWARD-LOOKING STATEMENTS AND OTHER VIEWS EXPRESSED HEREIN ARE THOSE OF THE PORTFOLIO MANAGER AS OF THE DATE OF THIS REPORT. ACTUAL FUTURE RESULTS OR OCCURRENCES MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED IN ANY FORWARD-LOOKING STATEMENTS, AND THE VIEWS EXPRESSED HEREIN ARE SUBJECT TO CHANGE AT ANY TIME, DUE TO NUMEROUS MARKET AND OTHER FACTORS. THE FUNDS DISCLAIM ANY OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS OR VIEWS EXPRESSED HEREIN.

2 Nuveen Investments

In recent months, these and other measures taken by the Fed and the government to ease the economic recession have produced some incipient signs of improvement. In the first quarter of 2010, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 3.0%. This marked the first time since 2007 that the economy had strung together three consecutive positive quarters. Housing prices also provided a bright spot between April 2009 and April 2010. As of March 2010, the Standard & Poor's/Case-Shiller Home Price Index stood 3% higher than the low point reached in April 2009. At the same time, inflation remained relatively tame, as the Consumer Price Index (CPI) rose 2.2% year-over-year as of April 2010. The core CPI (which excludes food and energy) rose 0.9% over the year, within the Fed's unofficial objective of 2.0% or lower for this measure. While labor markets remained weak, recent months saw improvement, with April's gain in overall employment the largest since March 2006. As of April 2010, the national unemployment rate was 9.9%, up from 8.9% in April 2009 but below the 26-year high of 10.1% in October 2009.

Municipal market conditions began to show general signs of improvement throughout most of the period. This trend was bolstered by the reduced issuance of tax-exempt municipal debt, due in part to the introduction of the Build America Bond program in April 2009. Build America Bonds are a new class of taxable municipal debt created as part of the February 2009 ezconomic stimulus package. These bonds currently offer municipal issuers a federal subsidy equal to 35% of the bonds' interest payments and therefore provide issuers with an attractive alternative to traditional tax-exempt debt.

During the twelve months ended April 30, 2010, taxable Build America Bonds issuance totaled $89.4 billion, accounting for over 21% of new bonds issued in the municipal market.

Over the twelve months ended April 30, 2010, municipal bond issuance nationwide-both tax-exempt and taxable-totaled $419.2 billion, an increase of 10% compared with the twelve-month period ended April 30, 2009. Although total municipal issuance rose during these twelve months, supply actually would have fallen approximately 13% without the issuance of Build America Bonds. Demand for tax-exempt bonds remained strong during this period, supported in part by concerns about potential tax increases. Combined with the lower supply of tax-exempt bonds, this provided support for municipal bond prices.

                                                            Nuveen Investments 3

HOW WERE ECONOMIC AND MARKET CONDITIONS IN NEW JERSEY AND PENNSYLVANIA?

The recession in New Jersey has shown some signs of leveling off, although recovery has not yet begun. The state continued to benefit from a highly diverse base of professional, business and financial services, retail trade, industry, and education and health services. Employment in health care has been one of the few steady sources of job growth throughout the downturn. In April 2010, New Jersey's jobless rate was 9.8%, up from 8.9% in April 2009 but down slightly from its recent high of 10.0% in December 2009. New Jersey's progress toward economic recuperation was bolstered by improvements in the state's housing market, with firming house prices and an increase in building permits during the second half of 2009. The state of New Jersey continued to face fiscal problems, including a projected $300 million revenue shortfall for fiscal 2010. For fiscal 2011, which begins July 1, 2010, the proposed $29.3 billion state budget relies on cost-cutting, rather than new taxes, to close an estimated $11 billion gap. As of April 2010, New Jersey general obligation debt was rated Aa2/AA/AA by Moody's, Standard & Poor's (S&P) and Fitch, respectively. All three credit rating agencies listed their outlooks for the state as stable. For the twelve months ended April 30, 2010, municipal issuance in New Jersey totaled $10.7 billion, a decrease of 15% from the previous twelve months.

Like New Jersey, Pennsylvania has been attempting to move from recession to recovery, aided mainly by growth in education and health services. This sector now represents the largest segment of the Pennsylvania economy, with 19% of employment compared with the national average of 14%. As of April 2010, unemployment in Pennsylvania was 9.0%, the highest since July 1984, up from 7.8% in April 2009. The proposed $29 billion fiscal 2011 budget contains several new taxes intended to close a projected shortfall of $4 billion, including fees on natural gas extraction and additional tobacco products. The new budget also would decrease the state sales tax, but expand its application to additional goods and services. As of April 2010, Moody's, S&P and Fitch rated Pennsylvania general obligation debt at Aa1, AA and AA+, respectively. Moody's listed its outlook for Pennsylvania as negative, while S&P and Fitch posted stable outlooks. During the twelve months ended April 30, 2010, municipal issuance in the commonwealth totaled $20.4 billion, an increase of 27.5% from that of the previous twelve-month period.

4 Nuveen Investments

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THIS REPORTING
PERIOD?

As previously mentioned, the availability of tax-exempt bonds declined nationally during this period, due in part to the introduction of taxable Build America Bonds. This program also had an impact on tax-exempt supply in New Jersey and Pennsylvania. In New Jersey, which issued the third largest Build America Bond deal of 2009 ($1.4 billion in New Jersey turnpike bonds), Build America Bond issuance represented approximately 25% of municipal issuance. During the same period, Build America Bonds comprised about 13% of municipal supply in Pennsylvania, which ranked 14th overall in Build America Bond deal size. Since interest payments from Build America Bonds represent taxable income, we do not view these bonds as good investment opportunities for the New Jersey and Pennsylvania Funds.

Despite the constrained issuance of tax-exempt municipal bonds, we continued to find attractive value opportunities, taking a bottom-up approach to discovering undervalued sectors and individual credits with the potential to perform well over the long term. In the New Jersey Funds, we found value in several areas of the market, including transportation (specifically turnpikes), health care, higher education and bonds backed by tobacco prepayments and cigarette taxes. The Pennsylvania Funds also purchased turnpikes, health care and higher education bonds, as well as investor-owned utilities, such as a water company.

Some of our investment activity during this period was driven by opportunities created by the parameters of the Build America Bond program. For example, tax-exempt supply was usually more plentiful in the health care and higher education sectors because, as 501(c)(3) (nonprofit) organizations, hospitals and private universities generally do not qualify for the Build America Bond program and must continue to issue bonds in the tax-exempt municipal market. In addition, health care entities were active issuers during this period, as they sought to replace variable rate issuance with fixed rates. Refunding issues also are not covered by the Build America Bond program, and this resulted in attractive opportunities in various other sectors of the market. The impact of the Build America Bond program was also evident in the area of longer-term issuance, as municipal issuers sought to take full advantage of the attractive financing terms offered by these bonds. Approximately 70% of Build America Bonds were issued with maturities of at least 30 years or more. Even though this significantly reduced the availability of tax-exempt credits with longer maturities, we continued to find good opportunities to purchase attractive longer-term bonds for these Funds, particularly in New Jersey. These

                                                            Nuveen Investments 5
bonds helped us to maintain the Funds' durations within our target duration ranges and also rewarded investors as the yield curve remained steep.

Cash for new purchases during this period was generated primarily by the proceeds from called and maturing bonds. We also trimmed holdings of bonds with shorter maturities. On the whole, however, selling was relatively limited during this period because the bonds in our portfolios generally offered higher yields than those available in the current marketplace.

As of April 30, 2010, all ten of these Funds continued to use inverse floating rate securities. (1) We employ inverse floaters for a variety of reasons, including leverage, duration management and income and total return enhancement.

HOW DID THE FUNDS PERFORM?

Individual results for the Nuveen New Jersey and Pennsylvania Funds, as well as relevant index and peer group information, are presented in the accompanying table.

AVERAGE ANNUAL TOTAL RETURNS ON COMMON SHARE NET ASSET VALUE
FOR PERIODS ENDED 4/30/10

                                                                    1-YEAR       5-YEAR    10-YEAR
--------------------------------------------------------------------------------------------------
NEW JERSEY FUNDS
NQJ                                                                 17.23%        4.34%      6.36%
NNJ                                                                 13.90%        4.32%      6.61%
NXJ                                                                 18.03%        4.33%        N/A
NUJ                                                                 18.55%        4.44%        N/A
NJV(2)                                                              16.05%          N/A        N/A

Standard & Poor's (S&P) New Jersey Municipal Bond Index(3)           9.98%        4.60%      5.83%

PENNSYLVANIA FUNDS
NQP                                                                 15.74%        4.11%      6.16%
NPY                                                                 17.35%        4.00%      6.65%
NXM                                                                 19.29%        4.36%        N/A
NVY                                                                 16.80%        4.32%        N/A
NPN(2)                                                              13.49%          N/A        N/A

Standard & Poor's (S&P) Pennsylvania Municipal Bond Index(3)         9.35%        4.44%      5.78%

Standard & Poor's (S&P) National Municipal Bond Index(4)            10.04%        4.35%      5.73%

Lipper Other States Municipal Debt Funds Average(5)                 16.31%        4.08%      6.52%
--------------------------------------------------------------------------------------------------

      Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

      For additional information, see the individual Performance Overview for your Fund in this report.

(1) An inverse floating rate security, also known as an inverse floater, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

(2) NJV and NPN do not issue auction rate preferred (Preferred) shares; the remaining eight Funds in this report issue Preferred shares.

(3) The Standard & Poor's (S&P) Municipal Bond Indexes for New Jersey and Pennsylvania are unleveraged, market value-weighted indexes designed to measure the performance of the investment-grade New Jersey and Pennsylvania municipal bond markets, respectively. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

(4) The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

(5) The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 46 funds; 5-year, 46 funds; and 10-year, 20 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment. Shareholders should note that the performance of the Lipper Other States category represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, which may make direct comparisons less meaningful.

6 Nuveen Investments

For the twelve months ended April 30, 2010, the total returns on common share net asset value (NAV) for all ten of the New Jersey and Pennsylvania Funds exceeded the returns for their respective state's Standard & Poor's (S&P) Municipal Bond Index as well as the S&P National Municipal Bond Index. For the same period, NQJ, NXJ, NUJ, NPY, NXM and NVY outperformed the average return for the Lipper Other States Municipal Debt Funds Average, while NNJ, NJV, NQP and NPN trailed the Lipper average.

Key management factors that influenced the Funds' returns during this period included yield curve and duration positioning, credit exposure and sector allocation. In addition, the use of leverage was an important positive factor during this period. One of the reasons that NJV and NPN trailed most of their peer Funds for the twelve-month period was that these two Funds do not use structural leverage. The impact of leverage is discussed in more detail on page eight.

During this period, bonds with longer maturities generally outperformed bonds with shorter maturities, with bonds at the longest end of the yield curve posting the strongest returns. The outperformance of longer bonds was due in part to the decline in interest rates, particularly at the longer end of the curve. The scarcity of tax-exempt bonds with longer maturities also drove up their prices. Overall, yield curve positioning and duration proved positive for the performance of these Funds. All of the Funds were well positioned for the interest rate environment of the past twelve months, with underweights in the underperforming short end of the yield curve and overweights in the intermediate segment. The Pennsylvania Funds were also overweight in the outperforming long part of the curve. This gave a slight boost to their performance relative to the New Jersey Funds, which tended to be underweight in bonds with longer maturities. In NJV and NPN, which were introduced in April 2009 and invested over the course of this reporting period, a longer duration and more holdings of BBB rated bonds (as further described below) helped NJV outperform NPN for the period.

Credit exposure also played an important role in the performance of these Funds. The demand for municipal bonds increased during this period, driven by a variety of factors, including concerns about potential tax increases, the need to rebalance portfolio allocations and a growing appetite for additional risk. At the same time, the supply of issuance of new tax-exempt municipal securities declined. As investors bid up municipal bond prices, bonds rated BBB or below generally outperformed those rated AAA. In this environment, the Fund's performance benefited from their allocations to lower quality credits. This was especially true in NXJ, NUJ and NXM, which had stronger weightings in bonds rated BBB or lower and non-rated bonds among the eight older Funds. In the

                                                            Nuveen Investments 7

New Jersey Funds, NNJ held the fewest BBB and sub-investment grade bonds, while NQP had the smallest weightings of bonds rated BBB or lower and non-rated bonds and the largest weighting of AAA bonds among the Pennsylvania Funds. These allocations hampered the performances of these two Funds during this period.

Holdings that generally contributed to the Funds' performance during this period included industrial development revenue (IDR) and health care bonds, both of which exceeded the overall municipal market return by substantial margins. Revenue bonds as a whole performed well, with transportation, housing and special tax among the sectors that outperformed the general municipal market for this period. All of these Funds benefited from their overweights in IDR and health care credits and the Pennsylvania Funds also had an overexposure to housing bonds. Zero coupon bonds also were among the strongest performers, as were tobacco bonds backed by the 1998 master tobacco settlement agreement. All of the New Jersey Funds had good exposure to the tobacco sector, while the Pennsylvania Funds, with the exception of NPN, did not hold any tobacco bonds, primarily due to the fact that Pennsylvania has not issued any tobacco settlement credits. NPN holds tobacco bonds issued by the District of Columbia.

Pre-refunded bonds, which are often backed by U.S. Treasury securities, performed relatively poorly during this period. The underperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. As of April 30, 2010, NNJ had the largest exposure to pre-refunded bonds among the New Jersey Funds, while NQP had the heaviest allocation among the Pennsylvania Funds. Many general obligation and other tax-backed bonds also failed to keep pace with the overall municipal market, while resource recovery, water and sewer, education and electric utilities trailed the other revenue sectors for the twelve months. All of these Funds were underweighted in tax-backed bonds, which lessened the impact of their underperformance.

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of most of these Funds (excluding NJV and NPN as previously noted) relative to the comparative indexes was the Funds' use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a

8 Nuveen Investments

Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when bond prices generally are rising.

Leverage made a positive contribution to the performance of these Funds over this reporting period.

RECENT DEVELOPMENTS REGARDING THE FUNDS' LEVERAGED CAPITAL STRUCTURE

Shortly after their inceptions, each of the Funds (except NJV and NPN) issued auction rate preferred shares (ARPS) to create financial leverage. As noted in past shareholder reports, the ARPS issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more ARPS have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely non-existent since late February 2008. This means that these auctions have "failed to clear," and that many, or all, of the ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in ARPS did not lower the credit quality of these shares, and ARPS shareholders unable to sell their shares have continued to receive distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the ARPS. In the recent market, with short-term rates at multi-generational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund's cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund's common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Nuveen funds' Board of Directors/Trustees authorized several methods to refinance a portion of the Nuveen funds' outstanding ARPS. Some funds have utilized tender option bonds
(TOBs), also known as floating rate securities, for leverage purposes. The amount of TOBs that a fund may use varies according to the composition of each fund's portfolio. Some funds have a greater ability to use TOBs than others. Some funds have issued Variable Rate Demand Preferred

                                                            Nuveen Investments 9

Shares (VRDP), but these issuances have been limited since it has been difficult to find liquidity providers on economically viable terms given the constrained credit environment. Some funds have issued MuniFund Term Preferred Shares (MTP), a fixed rate form of preferred stock with a mandatory redemption period of five years.

While all these efforts have reduced the total amount of outstanding ARPS issued by the Nuveen funds, the Funds cannot provide any assurance on when the remaining outstanding ARPS might be redeemed.

On April 9, 2010, twenty-six Nuveen leveraged closed-end funds, including NXJ, received a demand letter from a law firm on behalf of each fund's common shareholders, alleging that Nuveen and the fund's officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the fund's ARPS. The funds' independent Board is evaluating the demand letter for each fund.

As of April 30, 2010, the amounts of ARPS redeemed at par by the following Funds are as shown in the accompanying table.

                                                 AUCTION RATE      % OF ORIGINAL
                                             PREFERRED SHARES       AUCTION RATE
FUND                                                 REDEEMED   PREFERRED SHARES
--------------------------------------------------------------------------------
NQJ                                               $18,550,000              11.5%
NNJ                                               $ 3,725,000               4.1%
NXJ                                               $ 4,075,000               8.5%
NUJ                                               $ 3,275,000               9.5%
NQP                                               $20,250,000              15.3%
NPY                                               $18,825,000              15.9%
NXM                                               $ 2,500,000              10.0%
NVY                                               $ 5,500,000              19.3%
--------------------------------------------------------------------------------

During the twelve-month reporting period ended April 30, 2010, NXJ, NUJ, NXM, NVY filed with the Securities and Exchange Commission (SEC) registration statements seeking to register MTP. These registration statements, declared effective by the SEC, enable the Funds to issue to the public shares of MTP to refinance all or a portion of their ARPS. The issuance of MTP by these Funds is subject to market conditions. There is no assurance that these MTP shares will be issued.

10 Nuveen Investments

As of April 30, 2010, 83 out of the 84 Nuveen closed-end municipal funds that had issued ARPS have redeemed at par all or a portion of these shares. These redemptions bring the total amount of Nuveen's municipal closed-end funds' ARPS redemptions to approximately $4.4 billion of the approximately $11.0 billion originally outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

                                                           Nuveen Investments 11

Common Share Dividend and Share Price Information

During the twelve-month reporting period ended April 30, 2010, NQJ, NNJ, NXJ, NQP, NPY, NXM and NVY each had three monthly dividend increases and NUJ had two monthly dividend increases. These eight Funds also had an additional dividend increase that was declared just prior to the start of this reporting period and took effect in May 2009. NJV and NPN, which were introduced in April 2009, paid their initial monthly dividend distributions in June 2009 and maintained stable dividends throughout the remainder of the reporting period.

Due to normal portfolio activity, common shareholders of the following Funds received capital gains and/or net ordinary income distributions at the end of December 2009 as follows:

                                                        SHORT-TERM CAPITAL GAINS
                             LONG-TERM CAPITAL GAINS      AND/OR ORDINARY INCOME
FUND                                     (PER SHARE)                 (PER SHARE)
--------------------------------------------------------------------------------
NNJ                                          $0.0086                     $0.0082
NXJ                                          $0.0072                          --
NUJ                                          $0.0257                          --
NPY                                               --                     $0.0055
NXM                                          $0.0398                          --
NVY                                          $0.0584                     $0.0079
--------------------------------------------------------------------------------

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of April 30, 2010, NQJ, NNJ, NXJ, NUJ, NQP, NPY, NXM and NVY had positive UNII balances for both tax and financial reporting purposes, while NJV and NPN had positive UNII balances for tax purposes and negative UNII balances for financial reporting purposes.

12 Nuveen Investments

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

As of April 30, 2010, and since the inception of the Funds' repurchase program, the following Funds have cumulatively repurchased common shares as shown in the accompanying table. Since the inception of the Funds' repurchase program, NJV, NVY and NPN have not repurchased any of their outstanding common shares.

                                                COMMON SHARES   % OF OUTSTANDING
FUND                                              REPURCHASED      COMMON SHARES
--------------------------------------------------------------------------------
NQJ                                                    30,600               0.1%
NNJ                                                    12,900               0.1%
NXJ                                                     7,200               0.1%
NUJ                                                     2,800               0.1%
NQP                                                   220,600               1.4%
NPY                                                   231,200               1.5%
NXM                                                    10,600               0.3%
--------------------------------------------------------------------------------

During the twelve-month reporting period, the following Funds repurchased common shares at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

                                            WEIGHTED AVERAGE    WEIGHTED AVERAGE
                             COMMON SHARES   PRICE PER SHARE  DISCOUNT PER SHARE
FUND                           REPURCHASED       REPURCHASED         REPURCHASED
--------------------------------------------------------------------------------
NQP                                 53,200            $12.78              12.13%
NPY                                 23,300            $12.25              11.67%
NXM                                  8,600            $12.77              11.69%
--------------------------------------------------------------------------------

As of April 30, 2010, the Funds' common share prices were trading at (+) premiums or (-) discounts to their common share NAVs as shown in the accompanying table.

                                             4/30/10        TWELVE-MONTH AVERAGE
FUND                        (+) PREMIUM/(-) DISCOUNT    (+) PREMIUM/(-) DISCOUNT
--------------------------------------------------------------------------------
NQJ                                           -6.09%                      -7.70%
NNJ                                           -5.15%                      -7.91%
NXJ                                           -7.10%                      -8.29%
NUJ                                           +1.45%                      -3.77%
NJV                                           -3.98%                      -2.70%
NQP                                           -7.96%                     -10.47%
NPY                                           -8.50%                     -10.98%
NXM                                           -6.52%                     -10.12%
NVY                                           -3.73%                      -8.20%
NPN                                           -0.19%                      +0.48%
--------------------------------------------------------------------------------

                                                           Nuveen Investments 13

NQJ Performance OVERVIEW | Nuveen New Jersey Investment Quality Municipal Fund, Inc. as of April 30, 2010

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  13.56
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                        $  14.44
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -6.09%
--------------------------------------------------------------------------------
Market Yield                                                               5.84%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.66%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                   $295,382
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                            15.29
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.33
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 2/21/91)
--------------------------------------------------------------------------------
                                                        ON SHARE PRICE    ON NAV
--------------------------------------------------------------------------------
1-Year                                                          26.39%    17.23%
--------------------------------------------------------------------------------
5-Year                                                           4.06%     4.34%
--------------------------------------------------------------------------------
10-Year                                                          6.56%     6.36%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     23.2%
--------------------------------------------------------------------------------
Transportation                                                             18.1%
--------------------------------------------------------------------------------
Health Care                                                                15.8%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            12.8%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          10.8%
--------------------------------------------------------------------------------
Water and Sewer                                                             5.2%
--------------------------------------------------------------------------------
Other                                                                      14.1%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(2)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   29%
AA                                                                           20%
A                                                                            25%
BBB                                                                          13%
BB or Lower                                                                   2%
N/R                                                                          11%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

May                                                                  $      0.06
Jun                                                                         0.06
Jul                                                                         0.06
Aug                                                                         0.06
Sep                                                                        0.063
Oct                                                                        0.063
Nov                                                                        0.063
Dec                                                                        0.065
Jan                                                                        0.065
Feb                                                                        0.065
Mar                                                                        0.066
Apr                                                                        0.066

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

5/01/09                                                              $      11.5
                                                                           11.79
                                                                           11.91
                                                                           11.86
                                                                           11.98
                                                                           11.95
                                                                           11.67
                                                                           11.63
                                                                           12.06
                                                                            11.9
                                                                              12
                                                                           12.27
                                                                           12.37
                                                                           12.51
                                                                           12.74
                                                                           12.87
                                                                           12.81
                                                                           12.93
                                                                           13.15
                                                                         13.2236
                                                                            13.2
                                                                           13.38
                                                                           13.47
                                                                           13.34
                                                                           12.83
                                                                           13.18
                                                                           12.96
                                                                           13.11
                                                                           12.76
                                                                           12.87
                                                                         12.8741
                                                                           13.19
                                                                           13.03
                                                                           12.93
                                                                            12.8
                                                                            12.9
                                                                           13.17
                                                                           13.28
                                                                           13.24
                                                                           13.53
                                                                            13.2
                                                                           13.21
                                                                           13.11
                                                                         13.1705
                                                                           13.45
                                                                           13.38
                                                                           13.23
                                                                           13.32
                                                                           13.48
                                                                           13.57
                                                                           13.54
                                                                           13.59
4/30/10                                                                    13.56

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) Ratings shown are the highest rating given by one or more national rating agencies. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Holdings designated N/R are not rated by a national rating agency.

14 Nuveen Investments

NNJ Performance OVERVIEW | Nuveen New Jersey Premium Income Municipal Fund, Inc. as of April 30, 2010

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(3)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   25%
AA                                                                           30%
A                                                                            26%
BBB                                                                          11%
BB or Lower                                                                   1%
N/R                                                                           7%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER SHARE(2)

                                  [BAR CHART]

May                                                                  $     0.058
Jun                                                                        0.058
Jul                                                                        0.058
Aug                                                                        0.058
Sep                                                                        0.062
Oct                                                                        0.062
Nov                                                                        0.062
Dec                                                                        0.063
Jan                                                                        0.063
Feb                                                                        0.063
Mar                                                                        0.066
Apr                                                                        0.066

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

5/01/09                                                              $     12.13
                                                                           12.28
                                                                           12.33
                                                                           12.34
                                                                           12.51
                                                                           12.76
                                                                         12.5199
                                                                         12.4081
                                                                           12.76
                                                                           12.16
                                                                           12.94
                                                                           12.72
                                                                           12.83
                                                                           13.12
                                                                           13.15
                                                                            13.1
                                                                           13.31
                                                                           13.58
                                                                           13.72
                                                                           13.81
                                                                           13.78
                                                                            13.9
                                                                           14.05
                                                                           14.04
                                                                          13.446
                                                                           13.85
                                                                           13.41
                                                                           13.55
                                                                           13.19
                                                                           13.43
                                                                           13.48
                                                                           13.42
                                                                           13.49
                                                                           13.48
                                                                         13.4105
                                                                           13.47
                                                                           13.53
                                                                           13.72
                                                                           13.68
                                                                           13.89
                                                                           13.69
                                                                           13.73
                                                                           13.62
                                                                         13.6499
                                                                           13.88
                                                                           13.83
                                                                            13.8
                                                                           13.98
                                                                           14.01
                                                                           14.15
                                                                           14.05
                                                                           14.04
4/30/10                                                                    14.19

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  14.19
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                        $  14.96
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -5.15%
--------------------------------------------------------------------------------
Market Yield                                                               5.58%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.28%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                   $180,024
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                            13.57
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 7.90
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/17/92)
--------------------------------------------------------------------------------
                                                         ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------
1-Year                                                           25.45%   13.90%
--------------------------------------------------------------------------------
5-Year                                                            4.04%    4.32%
--------------------------------------------------------------------------------
10-Year                                                           7.30%    6.61%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     26.8%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            16.9%
--------------------------------------------------------------------------------
Transportation                                                             15.2%
--------------------------------------------------------------------------------
Health Care                                                                12.9%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          10.1%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      6.0%
--------------------------------------------------------------------------------
Water and Sewer                                                             5.5%
--------------------------------------------------------------------------------
Other                                                                       6.6%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2009 of $0.0168 per share.

(3) Ratings shown are the highest rating given by one or more national rating agencies. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Holdings designated N/R are not rated by a national rating agency.

                                                           Nuveen Investments 15

NXJ Performance OVERVIEW |Nuveen New Jersey Dividend Advantage Municipal Fund as of April 30, 2010

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  13.48
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                        $  14.51
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -7.10%
--------------------------------------------------------------------------------
Market Yield                                                               5.88%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.72%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                   $ 95,300
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                            15.78
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.36
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
1-Year                                                        28.17%      18.03%
--------------------------------------------------------------------------------
5-Year                                                         3.81%       4.33%
--------------------------------------------------------------------------------
Since Inception                                                4.80%       5.98%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     21.6%
--------------------------------------------------------------------------------
Health Care                                                                15.7%
--------------------------------------------------------------------------------
Water and Sewer                                                            14.8%
--------------------------------------------------------------------------------
Transportation                                                             14.4%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          12.4%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            12.0%
--------------------------------------------------------------------------------
Other                                                                       9.1%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(3)

                                  [BAR CHART]

AAA/U.S.
Guaranteed                                                                   20%
AA                                                                           17%
A                                                                            39%
BBB                                                                          16%
BB or Lower                                                                   3%
N/R                                                                           5%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                  [BAR CHART]

May                                                                  $     0.059
Jun                                                                        0.059
Jul                                                                        0.059
Aug                                                                        0.059
Sep                                                                        0.061
Oct                                                                        0.061
Nov                                                                        0.061
Dec                                                                        0.065
Jan                                                                        0.065
Feb                                                                        0.065
Mar                                                                        0.066
Apr                                                                        0.066

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

5/01/09                                                              $     11.47
                                                                           11.65
                                                                           11.62
                                                                           11.96
                                                                           11.94
                                                                           11.92
                                                                         11.7109
                                                                            11.8
                                                                           11.93
                                                                           11.77
                                                                           12.14
                                                                           12.42
                                                                           12.27
                                                                           12.47
                                                                            12.6
                                                                         12.5699
                                                                         12.6199
                                                                         12.7799
                                                                           13.04
                                                                           13.02
                                                                         13.2213
                                                                         13.3819
                                                                           13.39
                                                                           13.48
                                                                          12.892
                                                                           13.11
                                                                           12.74
                                                                         13.0699
                                                                           12.95
                                                                         12.6884
                                                                           12.69
                                                                            12.9
                                                                           12.92
                                                                            12.9
                                                                          12.875
                                                                           12.81
                                                                           13.02
                                                                           13.01
                                                                           13.05
                                                                           13.21
                                                                         13.2904
                                                                         13.1699
                                                                           13.22
                                                                           13.28
                                                                         13.4199
                                                                           13.38
                                                                         13.2701
                                                                           13.31
                                                                         13.3159
                                                                           13.38
                                                                         13.4899
                                                                           13.49
4/30/10                                                                    13.48

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders a capital gains distribution in December 2009 of $0.0072 per share.

(3) Ratings shown are the highest rating given by one or more national rating agencies. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Holdings designated N/R are not rated by a national rating agency.

16 Nuveen Investments

NUJ Performance OVERVIEW | Nuveen New Jersey Dividend Advantage Municipal Fund 2 as of April 30, 2010

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(3)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   24%
AA                                                                           19%
A                                                                            33%
BBB                                                                          13%
BB or Lower                                                                   5%
N/R                                                                           6%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                  [BAR CHART]

May                                                                  $     0.062
Jun                                                                        0.062
Jul                                                                        0.062
Aug                                                                        0.062
Sep                                                                        0.065
Oct                                                                        0.065
Nov                                                                        0.065
Dec                                                                        0.068
Jan                                                                        0.068
Feb                                                                        0.068
Mar                                                                        0.068
Apr                                                                        0.068

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

5/01/09                                                              $     11.65
                                                                         11.8401
                                                                           12.11
                                                                           12.45
                                                                           12.61
                                                                           12.62
                                                                           12.34
                                                                           12.35
                                                                           12.35
                                                                          12.229
                                                                           12.79
                                                                            12.4
                                                                           12.65
                                                                           12.49
                                                                           13.05
                                                                         13.3001
                                                                           13.53
                                                                           13.62
                                                                           13.73
                                                                            13.7
                                                                           14.29
                                                                           14.33
                                                                           14.71
                                                                           13.74
                                                                           13.45
                                                                            13.7
                                                                           13.65
                                                                           13.57
                                                                           13.21
                                                                           13.12
                                                                           13.36
                                                                            13.5
                                                                           13.53
                                                                           13.28
                                                                           13.25
                                                                            13.3
                                                                           13.64
                                                                           13.69
                                                                         14.0201
                                                                           14.26
                                                                           13.77
                                                                           13.71
                                                                           13.75
                                                                           13.74
                                                                           13.84
                                                                           14.04
                                                                            14.1
                                                                           14.03
                                                                           14.43
                                                                           14.35
                                                                           14.45
                                                                            14.4
4/30/10                                                                    14.68

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  14.68
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                        $  14.47
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  1.45%
--------------------------------------------------------------------------------
Market Yield                                                               5.56%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.25%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                   $ 65,410
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                            15.47
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.36
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
1-Year                                                        35.95%      18.55%
--------------------------------------------------------------------------------
5-Year                                                         6.09%       4.44%
--------------------------------------------------------------------------------
Since Inception                                                5.99%       6.27%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Health Care                                                                20.1%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     19.0%
--------------------------------------------------------------------------------
Transportation                                                             17.7%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            12.6%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          10.4%
--------------------------------------------------------------------------------
Long-Term Care                                                              6.0%
--------------------------------------------------------------------------------
Other                                                                      14.2%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders a capital gains distribution in December 2009 of $0.0257 per share.

(3) Ratings shown are the highest rating given by one or more national rating agencies. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Holdings designated N/R are not rated by a national rating agency.

                                                           Nuveen Investments 17

NJV Performance OVERVIEW | Nuveen New Jersey Municipal Value Fund as of April 30, 2010

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  15.21
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                        $  15.84
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -3.98%
--------------------------------------------------------------------------------
Market Yield                                                               5.05%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.49%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                   $ 24,722
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                            24.43
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.33
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 4/28/09)
--------------------------------------------------------------------------------
                                                     ON SHARE PRICE       ON NAV
--------------------------------------------------------------------------------
1-Year                                                        6.32%       16.05%
--------------------------------------------------------------------------------
Since Inception                                               6.27%       15.63%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     36.1%
--------------------------------------------------------------------------------
Health Care                                                                30.5%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           8.2%
--------------------------------------------------------------------------------
Transportation                                                              7.4%
--------------------------------------------------------------------------------
Consumer Staples                                                            5.4%
--------------------------------------------------------------------------------
Other                                                                      12.4%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(2)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                    8%
AA                                                                           26%
A                                                                            29%
BBB                                                                          31%
BB or Lower                                                                   3%
N/R                                                                           3%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

Jun                                                                  $     0.064
Jul                                                                        0.064
Aug                                                                        0.064
Sep                                                                        0.064
Oct                                                                        0.064
Nov                                                                        0.064
Dec                                                                        0.064
Jan                                                                        0.064
Feb                                                                        0.064
Mar                                                                        0.064
Apr                                                                        0.064

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

5/01/09                                                              $     14.99
                                                                            14.9
                                                                              15
                                                                           15.05
                                                                           14.87
                                                                         15.0428
                                                                              15
                                                                           14.77
                                                                           14.25
                                                                           13.91
                                                                           14.25
                                                                              15
                                                                            14.2
                                                                           14.25
                                                                            14.2
                                                                           14.15
                                                                           14.55
                                                                           14.28
                                                                           14.35
                                                                           14.28
                                                                         14.9517
                                                                            14.7
                                                                           14.99
                                                                            14.9
                                                                            14.9
                                                                           15.05
                                                                         14.8689
                                                                           14.72
                                                                         14.4799
                                                                           14.66
                                                                           14.87
                                                                           14.74
                                                                           14.73
                                                                           14.39
                                                                            14.9
                                                                           14.85
                                                                          14.907
                                                                          14.894
                                                                           14.87
                                                                           14.97
                                                                           14.82
                                                                         14.8699
                                                                           14.85
                                                                           14.88
                                                                              15
                                                                           14.84
                                                                              15
                                                                           15.01
                                                                           14.98
                                                                            15.1
                                                                           15.15
                                                                           15.24
4/30/10                                                                    15.21

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) Ratings shown are the highest rating given by one or more national rating agencies. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Holdings designated N/R are not rated by a national rating agency.

18 Nuveen Investments

NQP Performance OVERVIEW | Nuveen Pennsylvania Investment Quality Municipal Fund as of April 30, 2010

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(2)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   37%
AA                                                                           23%
A                                                                            19%
BBB                                                                          14%
BB or Lower                                                                   1%
N/R                                                                           6%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

May                                                                  $     0.063
Jun                                                                        0.063
Jul                                                                        0.063
Aug                                                                        0.063
Sep                                                                        0.064
Oct                                                                        0.064
Nov                                                                        0.064
Dec                                                                         0.07
Jan                                                                         0.07
Feb                                                                         0.07
Mar                                                                        0.071
Apr                                                                        0.071

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

5/01/09                                                              $     11.51
                                                                           11.78
                                                                           11.71
                                                                           11.69
                                                                           11.89
                                                                           11.95
                                                                           11.44
                                                                           11.42
                                                                           11.64
                                                                           11.79
                                                                           11.92
                                                                         12.1332
                                                                            12.3
                                                                           12.55
                                                                           12.77
                                                                           12.65
                                                                           12.71
                                                                           12.85
                                                                           13.16
                                                                         13.1699
                                                                           13.24
                                                                           13.29
                                                                           13.28
                                                                           13.32
                                                                           12.67
                                                                          12.787
                                                                           12.78
                                                                           12.93
                                                                           12.88
                                                                           12.62
                                                                              13
                                                                           13.06
                                                                           13.17
                                                                            13.1
                                                                            13.1
                                                                           13.15
                                                                           13.22
                                                                           13.23
                                                                           13.36
                                                                           13.36
                                                                           13.59
                                                                           13.29
                                                                         13.3199
                                                                           13.35
                                                                           13.49
                                                                           13.56
                                                                          13.542
                                                                           13.54
                                                                           13.57
                                                                           13.59
                                                                           13.59
                                                                         13.5999
4/30/10                                                                    13.64

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  13.64
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                        $  14.82
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -7.96%
--------------------------------------------------------------------------------
Market Yield                                                               6.25%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.95%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                   $238,368
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                            15.44
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.59
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 2/21/91)
--------------------------------------------------------------------------------
                                                     ON SHARE PRICE       ON NAV
--------------------------------------------------------------------------------
1-Year                                                       27.87%       15.74%
--------------------------------------------------------------------------------
5-Year                                                        4.37%        4.11%
--------------------------------------------------------------------------------
10-Year                                                       6.06%        6.16%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            20.4%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          18.4%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     17.0%
--------------------------------------------------------------------------------
Transportation                                                              8.9%
--------------------------------------------------------------------------------
Health Care                                                                 8.4%
--------------------------------------------------------------------------------
Housing/Single Family                                                       6.2%
--------------------------------------------------------------------------------
Water and Sewer                                                             4.7%
--------------------------------------------------------------------------------
Utilities                                                                   4.1%
--------------------------------------------------------------------------------
Other                                                                      11.9%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) Ratings shown are the highest rating given by one or more national rating agencies. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Holdings designated N/R are not rated by a national rating agency.

                                                           Nuveen Investments 19

NPY Performance OVERVIEW | Nuveen Pennsylvania Premium Income Municipal Fund 2 as of April 30, 2010

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  12.91
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                        $  14.11
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -8.50%
--------------------------------------------------------------------------------
Market Yield                                                               6.41%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                9.18%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                   $220,113
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                            15.86
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.49
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
--------------------------------------------------------------------------------
                                                     ON SHARE PRICE       ON NAV
--------------------------------------------------------------------------------
1-Year                                                       29.70%       17.35%
--------------------------------------------------------------------------------
5-Year                                                        2.85%        4.00%
--------------------------------------------------------------------------------
10-Year                                                       6.84%        6.65%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Education and Civic Organizations                                          17.5%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     12.7%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            12.5%
--------------------------------------------------------------------------------
Transportation                                                             11.2%
--------------------------------------------------------------------------------
Health Care                                                                10.3%
--------------------------------------------------------------------------------
Water and Sewer                                                             8.4%
--------------------------------------------------------------------------------
Utilities                                                                   6.3%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      5.8%
--------------------------------------------------------------------------------
Housing/Single Family                                                       4.5%
--------------------------------------------------------------------------------
Other                                                                      10.8%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(3)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   25%
AA                                                                           25%
A                                                                            23%
BBB                                                                          18%
BB or Lower                                                                   1%
N/R                                                                           8%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                  [BAR CHART]

May                                                                  $     0.059
Jun                                                                        0.059
Jul                                                                        0.059
Aug                                                                        0.059
Sep                                                                       0.0645
Oct                                                                       0.0645
Nov                                                                       0.0645
Dec                                                                        0.066
Jan                                                                        0.066
Feb                                                                        0.066
Mar                                                                        0.069
Apr                                                                        0.069

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

5/01/09                                                              $     10.67
                                                                           11.05
                                                                           11.01
                                                                           10.99
                                                                         11.0699
                                                                           11.06
                                                                           10.97
                                                                            10.8
                                                                           11.04
                                                                           11.09
                                                                           11.22
                                                                         11.3518
                                                                           11.55
                                                                           11.67
                                                                           11.85
                                                                          11.866
                                                                           11.99
                                                                           11.98
                                                                           12.33
                                                                            12.4
                                                                           12.61
                                                                           12.76
                                                                           12.69
                                                                         12.7511
                                                                           12.12
                                                                           12.27
                                                                           12.25
                                                                           12.33
                                                                            12.2
                                                                           12.16
                                                                           12.29
                                                                           12.39
                                                                           12.51
                                                                           12.34
                                                                           12.37
                                                                           12.47
                                                                           12.42
                                                                           12.52
                                                                           12.69
                                                                          12.614
                                                                           12.74
                                                                           12.43
                                                                            12.4
                                                                           12.52
                                                                           12.65
                                                                           12.64
                                                                         12.6866
                                                                           12.69
                                                                           12.72
                                                                           12.75
                                                                           12.71
                                                                           12.85
4/30/10                                                                  12.9101

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders a net ordinary income distribution in December 2009 of $0.0055 per share.

(3) Ratings shown are the highest rating given by one or more national rating agencies. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Holdings designated N/R are not rated by a national rating agency.

20 Nuveen Investments

NXM Performance OVERVIEW | Nuveen Pennsylvania Dividend Advantage Municipal Fund as of April 30, 2010

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(3)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   26%
AA                                                                           15%
A                                                                            23%
BBB                                                                          17%
BB or Lower                                                                   5%
N/R                                                                          14%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                  [BAR CHART]

May                                                                  $     0.061
Jun                                                                        0.061
Jul                                                                        0.061
Aug                                                                        0.061
Sep                                                                        0.066
Oct                                                                        0.066
Nov                                                                        0.066
Dec                                                                        0.069
Jan                                                                        0.069
Feb                                                                        0.069
Mar                                                                        0.071
Apr                                                                        0.071

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

5/01/09                                                              $     11.42
                                                                           11.42
                                                                         11.4499
                                                                           11.44
                                                                         11.5399
                                                                            11.6
                                                                           11.42
                                                                           11.27
                                                                           11.41
                                                                           11.41
                                                                           11.49
                                                                           11.84
                                                                         11.9499
                                                                           12.12
                                                                            12.3
                                                                           12.29
                                                                           12.45
                                                                           12.52
                                                                           12.74
                                                                           12.97
                                                                          12.984
                                                                           13.15
                                                                           13.08
                                                                           13.24
                                                                         12.6645
                                                                           12.75
                                                                           12.85
                                                                         12.9479
                                                                           12.95
                                                                           12.71
                                                                          12.955
                                                                         13.2799
                                                                           13.07
                                                                           13.05
                                                                           13.21
                                                                            13.2
                                                                           13.25
                                                                         13.2801
                                                                         13.3899
                                                                           13.24
                                                                           13.36
                                                                          13.325
                                                                           13.12
                                                                         13.2799
                                                                           13.43
                                                                         13.3602
                                                                            13.3
                                                                         13.4204
                                                                           13.46
                                                                           13.42
                                                                           13.46
                                                                         13.6296
4/30/10                                                                    13.77

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  13.77
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                        $  14.73
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -6.52%
--------------------------------------------------------------------------------
Market Yield                                                               6.19%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.87%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                   $ 48,934
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                            16.73
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.16
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
1-Year                                                        29.85%      19.29%
--------------------------------------------------------------------------------
5-Year                                                         3.05%       4.36%
--------------------------------------------------------------------------------
Since Inception                                                5.52%       6.65%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Education and Civic Organizations                                          18.9%
--------------------------------------------------------------------------------
Long-Term Care                                                             13.8%
--------------------------------------------------------------------------------
Health Care                                                                12.4%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      9.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      9.4%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             9.2%
--------------------------------------------------------------------------------
Transportation                                                              5.9%
--------------------------------------------------------------------------------
Housing/Single Family                                                       5.4%
--------------------------------------------------------------------------------
Industrials                                                                 4.9%
--------------------------------------------------------------------------------
Other                                                                      10.5%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders a capital gains distribution in December 2009 of $0.0398 per share.

(3) Ratings shown are the highest rating given by one or more national rating agencies. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Holdings designated N/R are not rated by a national rating agency.

                                                           Nuveen Investments 21

NVY Performance OVERVIEW | Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 as of April 30, 2010

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  14.19
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                        $  14.74
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -3.73%
--------------------------------------------------------------------------------
Market Yield                                                               6.17%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.84%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                   $ 54,920
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                            15.00
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.00
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
--------------------------------------------------------------------------------
                                                     ON SHARE PRICE       ON NAV
--------------------------------------------------------------------------------
1-Year                                                       32.47%       16.80%
--------------------------------------------------------------------------------
5-Year                                                        5.34%        4.32%
--------------------------------------------------------------------------------
Since Inception                                               5.52%        6.29%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     17.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     13.8%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            13.6%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          12.8%
--------------------------------------------------------------------------------
Health Care                                                                10.7%
--------------------------------------------------------------------------------
Water and Sewer                                                             6.8%
--------------------------------------------------------------------------------
Long-Term Care                                                              6.0%
--------------------------------------------------------------------------------
Housing/Single Family                                                       4.7%
--------------------------------------------------------------------------------
Other                                                                      14.0%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(3)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   23%
AA                                                                           24%
A                                                                            25%
BBB                                                                          17%
BB or Lower                                                                   4%
N/R                                                                           7%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                  [BAR CHART]

May                                                                  $    0.0635
Jun                                                                       0.0635
Jul                                                                       0.0635
Aug                                                                       0.0635
Sep                                                                        0.069
Oct                                                                        0.069
Nov                                                                        0.069
Dec                                                                         0.07
Jan                                                                         0.07
Feb                                                                         0.07
Mar                                                                        0.073
Apr                                                                        0.073

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

5/01/09                                                              $     11.81
                                                                            12.1
                                                                           12.15
                                                                         12.1601
                                                                         12.3946
                                                                           12.37
                                                                           11.59
                                                                         11.7899
                                                                         11.9501
                                                                            11.9
                                                                           11.91
                                                                           12.04
                                                                            12.8
                                                                            12.7
                                                                         13.0099
                                                                           13.18
                                                                           12.88
                                                                           12.79
                                                                           12.95
                                                                           13.16
                                                                            13.3
                                                                           13.52
                                                                          13.445
                                                                            13.3
                                                                            13.2
                                                                            13.1
                                                                           12.82
                                                                           13.06
                                                                              13
                                                                          13.815
                                                                           13.35
                                                                         13.7306
                                                                           13.32
                                                                         13.4899
                                                                           13.52
                                                                           13.22
                                                                           13.36
                                                                           13.43
                                                                           13.37
                                                                           13.35
                                                                           13.68
                                                                           13.46
                                                                          13.473
                                                                           13.36
                                                                           13.74
                                                                           13.77
                                                                         13.6501
                                                                         13.9999
                                                                          14.124
                                                                           13.99
                                                                           14.08
                                                                         14.5048
4/30/10                                                                    14.19

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2009 of $0.0663 per share.

(3) Ratings shown are the highest rating given by one or more national rating agencies. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Holdings designated N/R are not rated by a national rating agency.

22 Nuveen Investments

NPN Performance OVERVIEW | Nuveen Pennsylvania Municipal Value Fund as of April 30, 2010

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)(2)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                    4%
AA                                                                           26%
A                                                                            30%
BBB                                                                          26%
BB or Lower                                                                   6%
N/R                                                                           8%

2009-2010 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

Jun                                                                  $     0.065
Jul                                                                        0.065
Aug                                                                        0.065
Sep                                                                        0.065
Oct                                                                        0.065
Nov                                                                        0.065
Dec                                                                        0.065
Jan                                                                        0.065
Feb                                                                        0.065
Mar                                                                        0.065
Apr                                                                        0.065

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

5/01/09                                                              $     15.09
                                                                           15.05
                                                                           14.98
                                                                              15
                                                                           14.85
                                                                            15.1
                                                                            15.2
                                                                              15
                                                                           14.25
                                                                           15.23
                                                                          14.509
                                                                           14.49
                                                                           14.15
                                                                           14.57
                                                                           14.64
                                                                           14.45
                                                                           14.48
                                                                           14.02
                                                                            14.5
                                                                           14.35
                                                                           14.75
                                                                              15
                                                                         14.9899
                                                                           15.04
                                                                            14.9
                                                                            15.5
                                                                           15.55
                                                                            15.1
                                                                           14.14
                                                                           14.68
                                                                           15.33
                                                                         15.7825
                                                                         15.4499
                                                                           15.88
                                                                           15.77
                                                                           15.42
                                                                           15.73
                                                                           15.72
                                                                           15.49
                                                                           15.49
                                                                         15.4899
                                                                         15.4999
                                                                           15.15
                                                                            15.2
                                                                            15.4
                                                                            15.4
                                                                            15.5
                                                                           15.44
                                                                           15.57
                                                                            15.5
                                                                           15.49
                                                                            15.5
4/30/10                                                                    15.43

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                     $  15.43
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                        $  15.46
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -0.19%
--------------------------------------------------------------------------------
Market Yield                                                               5.06%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                7.25%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                   $ 18,805
--------------------------------------------------------------------------------
Average Effective
Maturity on Securities (Years)                                            22.84
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.24
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 4/28/09)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
1-Year                                                         7.52%      13.49%
--------------------------------------------------------------------------------
Since Inception                                                7.81%      13.02%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Health Care                                                                28.4%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     17.4%
--------------------------------------------------------------------------------
Water and Sewer                                                            16.5%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          11.7%
--------------------------------------------------------------------------------
Housing/Single Family                                                       4.6%
--------------------------------------------------------------------------------
Housing/Multifamily                                                         4.5%
--------------------------------------------------------------------------------
Long-Term Care                                                              4.5%
--------------------------------------------------------------------------------
Other                                                                      12.4%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) Ratings shown are the highest rating given by one or more national rating agencies. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Holdings designated N/R are not rated by a national rating agency.

                                                           Nuveen Investments 23

NQJ NNJ NXJ | SHAREHOLDER MEETING REPORT

The annual meeting of shareholders was held in the offices of Nuveen Investments on November 30, 2009; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting was subsequently adjourned to January 12, 2010 and additionally adjourned to March 23, 2010.

                                                        NQJ                           NNJ                           NXJ
-----------------------------------------------------------------------------------------------------------------------------------
                                             Common and                    Common and                    Common and
                                              Preferred      Preferred      Preferred      Preferred      Preferred      Preferred
                                          shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                               together       together       together       together       together       together
                                             as a class     as a class     as a class     as a class     as a class     as a class
-----------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE
FUND'S FUNDAMENTAL POLICY RELATING TO
INVESTMENTS IN MUNICIPAL SECURITIES
AND BELOW INVESTMENT GRADE SECURITIES.
   For                                        9,913,622          3,509      5,614,737          1,750      3,140,413          1,271
   Against                                      722,921             45        459,911            204        280,927              2
   Abstain                                      290,071             10        138,305              8         93,520             --
   Broker Non-Votes                           3,459,924            240      1,906,835            264      1,134,828             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                     14,386,538          3,804      8,119,788          2,226      4,649,688          1,273
===================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN MUNICIPAL
SECURITIES FOR THE FUND.
   For                                        9,927,124          3,512      5,614,896          1,750      3,174,792          1,273
   Against                                      683,031             42        452,564            204        244,219             --
   Abstain                                      316,459             10        145,493              8         95,849             --
   Broker Non-Votes                           3,459,924            240      1,906,835            264      1,134,828             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                     14,386,538          3,804      8,119,788          2,226      4,649,688          1,273
===================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY PROHIBITING INVESTMENT
IN OTHER INVESTMENT COMPANIES.
   For                                        9,865,091          3,506      5,543,267          1,752             --             --
   Against                                      761,414             49        478,291            202             --             --
   Abstain                                      300,109              9        191,395              8             --             --
   Broker Non-Votes                           3,459,924            240      1,906,835            264             --             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                     14,386,538          3,804      8,119,788          2,226             --             --
===================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO DERIVATIVES
AND SHORT SALES.
   For                                        9,810,311          3,506      5,527,124          1,744             --             --
   Against                                      794,399             49        511,532            210             --             --
   Abstain                                      321,904              9        174,297              8             --             --
   Broker Non-Votes                           3,459,924            240      1,906,835            264             --             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                     14,386,538          3,804      8,119,788          2,226             --             --
===================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                        9,775,388          3,503      5,562,973          1,750             --             --
   Against                                      788,567             51        475,826            204             --             --
   Abstain                                      362,659             10        174,154              8             --             --
   Broker Non-Votes                           3,459,924            240      1,906,835            264             --             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                     14,386,538          3,804      8,119,788          2,226             --             --
===================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO COMMODITIES.
   For                                        9,752,534          3,502      5,543,471          1,744             --             --
   Against                                      801,301             62        490,872            210             --             --
   Abstain                                      372,779             --        178,610              8             --             --
   Broker Non-Votes                           3,459,924            240      1,906,835            264             --             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                     14,386,538          3,804      8,119,788          2,226             --             --
===================================================================================================================================

24 Nuveen Investments

                                                        NQJ                           NNJ                           NXJ
-----------------------------------------------------------------------------------------------------------------------------------
                                             Common and                    Common and                    Common and
                                              Preferred      Preferred      Preferred      Preferred      Preferred      Preferred
                                          shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                               together       together       together       together       together       together
                                             as a class     as a class     as a class     as a class     as a class     as a class
-----------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
John P. Amboian
   For                                       13,762,412             --      7,775,488             --             --             --
   Withhold                                     612,528             --        341,133             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                     14,374,940             --      8,116,621             --             --             --
===================================================================================================================================
Robert P. Bremner
   For                                       13,754,755             --      7,766,610             --      4,457,566             --
   Withhold                                     620,185             --        350,011             --        184,367             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                     14,374,940             --      8,116,621             --      4,641,933             --
===================================================================================================================================
Jack B. Evans
   For                                       13,753,950             --      7,763,751             --      4,457,702             --
   Withhold                                     620,990             --        352,870             --        184,231             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                     14,374,940             --      8,116,621             --      4,641,933             --
===================================================================================================================================
William C. Hunter
   For                                               --          1,805             --          1,116             --            540
   Withhold                                          --            348             --            242             --             61
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                             --          2,153             --          1,358             --            601
===================================================================================================================================
David J. Kundert
   For                                       13,763,410             --      7,771,509             --             --             --
   Withhold                                     611,530             --        345,112             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                     14,374,940             --      8,116,621             --             --             --
===================================================================================================================================
William J. Schneider
   For                                               --          1,805             --          1,116             --            540
   Withhold                                          --            348             --            242             --             61
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                             --          2,153             --          1,358             --            601
===================================================================================================================================
Judith M. Stockdale
   For                                       13,760,822             --      7,773,678             --             --             --
   Withhold                                     614,118             --        342,943             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                     14,374,940             --      8,116,621             --             --             --
===================================================================================================================================
Carole E. Stone
   For                                       13,755,669             --      7,775,481             --             --             --
   Withhold                                     619,271             --        341,140             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                     14,374,940             --      8,116,621             --             --             --
===================================================================================================================================
Terence J. Toth
   For                                       13,754,289             --      7,766,433             --             --             --
   Withhold                                     620,651             --        350,188             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                     14,374,940             --      8,116,621             --             --             --
===================================================================================================================================

                                                           Nuveen Investments 25

                                                        NUJ                           NQP                           NPY
-----------------------------------------------------------------------------------------------------------------------------------
                                             Common and                    Common and                    Common and
                                              Preferred      Preferred      Preferred      Preferred      Preferred      Preferred
                                          shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                               together       together       together       together       together       together
                                             as a class     as a class     as a class     as a class     as a class     as a class
-----------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE
FUND'S FUNDAMENTAL POLICY RELATING
TO INVESTMENTS IN MUNICIPAL
SECURITIES AND BELOW INVESTMENT
GRADE SECURITIES.
   For                                        2,115,265            781      8,212,229          2,208      7,940,910          1,802
   Against                                      183,595             14        490,157            176        687,780            397
   Abstain                                       74,283              3        363,222             --        221,916              5
   Broker Non-Votes                             605,509             --      2,158,749             92      2,493,053             73
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                      2,978,652            798     11,224,357          2,476     11,343,659          2,277
===================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN MUNICIPAL
SECURITIES FOR THE FUND.
   For                                        2,122,549            783      8,286,257          2,196      8,008,906          1,807
   Against                                      179,108             14        434,165            185        628,121            392
   Abstain                                       71,486              1        345,186              3        213,579              5
   Broker Non-Votes                             605,509             --      2,158,749             92      2,493,053             73
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                      2,978,652            798     11,224,357          2,476     11,343,659          2,277
===================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY PROHIBITING
INVESTMENT IN OTHER INVESTMENT
COMPANIES.
   For                                               --             --      8,186,785          2,161      7,905,731          1,801
   Against                                           --             --        515,187            219        728,758            398
   Abstain                                           --             --        363,636              4        216,117              5
   Broker Non-Votes                                  --             --      2,158,749             92      2,493,053             73
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                             --             --     11,224,357          2,476     11,343,659          2,277
===================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
DERIVATIVES AND SHORT SALES.
   For                                               --             --      8,098,395          2,161      7,778,361          1,805
   Against                                           --             --        603,088            219        818,431            393
   Abstain                                           --             --        364,125              4        253,814              6
   Broker Non-Votes                                  --             --      2,158,749             92      2,493,053             73
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                             --             --     11,224,357          2,476     11,343,659          2,277
===================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                               --             --      8,000,344          2,184      7,914,622          1,805
   Against                                           --             --        688,288            189        706,623            393
   Abstain                                           --             --        376,976             11        229,361              6
   Broker Non-Votes                                  --             --      2,158,749             92      2,493,053             73
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                             --             --     11,224,357          2,476     11,343,659          2,277
===================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO COMMODITIES.
   For                                               --             --      7,995,233          2,161      7,916,928          1,805
   Against                                           --             --        689,482            219        705,018            393
   Abstain                                           --             --        380,893              4        228,660              6
   Broker Non-Votes                                  --             --      2,158,749             92      2,493,053             73
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                             --             --     11,224,357          2,476     11,343,659          2,277
===================================================================================================================================

26 Nuveen Investments

                                                        NUJ                           NQP                           NPY
-----------------------------------------------------------------------------------------------------------------------------------
                                             Common and                    Common and                    Common and
                                              Preferred      Preferred      Preferred      Preferred      Preferred      Preferred
                                          shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                               together       together       together       together       together       together
                                             as a class     as a class     as a class     as a class     as a class     as a class
-----------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
John P. Amboian
   For                                               --             --             --             --             --             --
   Withhold                                          --             --             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                             --             --             --             --             --             --
===================================================================================================================================
Robert P. Bremner
   For                                        2,794,223             --     10,731,318             --     10,587,141             --
   Withhold                                     182,799             --        492,677             --        751,911             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                      2,977,022             --     11,223,995             --     11,339,052             --
===================================================================================================================================
Jack B. Evans
   For                                        2,790,731             --     10,752,397             --     10,590,374             --
   Withhold                                     186,291             --        471,598             --        748,678             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                      2,977,022             --     11,223,995             --     11,339,052             --
===================================================================================================================================
William C. Hunter
   For                                               --            354             --          1,928             --          1,332
   Withhold                                          --            147             --            250             --            287
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                             --            501             --          2,178             --          1,619
===================================================================================================================================
David J. Kundert
   For                                               --             --             --             --             --             --
   Withhold                                          --             --             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                             --             --             --             --             --             --
===================================================================================================================================
William J. Schneider
   For                                               --            354             --          1,928             --          1,332
   Withhold                                          --            147             --            250             --            287
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                             --            501             --          2,178             --          1,619
===================================================================================================================================
Judith M. Stockdale
   For                                               --             --             --             --             --             --
   Withhold                                          --             --             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                             --             --             --             --             --             --
===================================================================================================================================
Carole E. Stone
   For                                               --             --             --             --             --             --
   Withhold                                          --             --             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                             --             --             --             --             --             --
===================================================================================================================================
Terence J. Toth
   For                                               --             --             --             --             --             --
   Withhold                                          --             --             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                             --             --             --             --             --             --
===================================================================================================================================

                                                           Nuveen Investments 27

                                                                                      NXM                           NVY
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           Common and                    Common and
                                                                            Preferred      Preferred  and Preferred      Preferred
                                                                        shares voting  shares voting  shares voting  shares voting
                                                                             together       together       together       together
                                                                           as a class     as a class     as a class     as a class
-----------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL
POLICY RELATING TO INVESTMENTS IN MUNICIPAL
SECURITIES AND BELOW INVESTMENT GRADE SECURITIES.
   For                                                                      1,643,473            528      1,766,038            470
   Against                                                                    179,131              2        167,814             --
   Abstain                                                                     49,060              5         73,039              1
   Broker Non-Votes                                                           441,914             --        588,501             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                    2,313,578            535      2,595,392            471
===================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO
INVESTMENTS IN MUNICIPAL SECURITIES FOR THE FUND.
   For                                                                      1,635,888            528      1,791,429            470
   Against                                                                    181,916              2        147,120             --
   Abstain                                                                     53,860              5         68,342              1
   Broker Non-Votes                                                           441,914             --        588,501             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                    2,313,578            535      2,595,392            471
===================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY
PROHIBITING INVESTMENT IN OTHER INVESTMENT COMPANIES.
   For                                                                             --             --             --             --
   Against                                                                         --             --             --             --
   Abstain                                                                         --             --             --             --
   Broker Non-Votes                                                                --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                           --             --             --             --
===================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY
RELATING TO DERIVATIVES AND SHORT SALES.
   For                                                                             --             --             --             --
   Against                                                                         --             --             --             --
   Abstain                                                                         --             --             --             --
   Broker Non-Votes                                                                --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                           --             --             --             --
===================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY
RELATING TO COMMODITIES.
   For                                                                             --             --             --             --
   Against                                                                         --             --             --             --
   Abstain                                                                         --             --             --             --
   Broker Non-Votes                                                                --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                           --             --             --             --
===================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                                                             --             --             --             --
   Against                                                                         --             --             --             --
   Abstain                                                                         --             --             --             --
   Broker Non-Votes                                                                --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                           --             --             --             --
===================================================================================================================================

28 Nuveen Investments

                                                                                      NXM                           NVY
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           Common and                    Common and
                                                                            Preferred      Preferred      Preferred      Preferred
                                                                        shares voting  shares voting  shares voting  shares voting
                                                                             together       together       together       together
                                                                           as a class     as a class     as a class     as a class
-----------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS
FOLLOWS:
John P. Amboian
   For                                                                             --             --             --             --
   Withhold                                                                        --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                           --             --             --             --
===================================================================================================================================
Robert P. Bremner
   For                                                                      2,163,242             --      2,423,027             --
   Withhold                                                                   143,971             --        165,170             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                    2,307,213             --      2,588,197             --
===================================================================================================================================
Jack B. Evans
   For                                                                      2,157,707             --      2,425,703             --
   Withhold                                                                   149,506             --        162,494             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                    2,307,213             --      2,588,197             --
===================================================================================================================================
William C. Hunter
   For                                                                             --            326             --            340
   Withhold                                                                        --             44             --             34
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                           --            370             --            374
===================================================================================================================================
David J. Kundert
   For                                                                             --             --             --             --
   Withhold                                                                        --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                           --             --             --             --
===================================================================================================================================
William J. Schneider
   For                                                                             --            326             --            340
   Withhold                                                                        --             44             --             34
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                           --            370             --            374
===================================================================================================================================
Judith M. Stockdale
   For                                                                             --             --             --             --
   Withhold                                                                        --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                           --             --             --             --
===================================================================================================================================
Carole E. Stone
   For                                                                             --             --             --             --
   Withhold                                                                        --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                           --             --             --             --
===================================================================================================================================
Terence J. Toth
   For                                                                             --             --             --             --
   Withhold                                                                        --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                           --             --             --             --
===================================================================================================================================

                                                           Nuveen Investments 29

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN NEW JERSEY MUNICIPAL VALUE FUND
NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2
NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN PENNSYLVANIA MUNICIPAL VALUE FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen New Jersey Municipal Value Fund, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, and Nuveen Pennsylvania Municipal Value Fund (the "Funds"), as of April 30, 2010, and the related statements of operations, changes in net assets, cash flows (Nuveen Pennsylvania Investment Quality Municipal Fund only), and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating th overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen New Jersey Municipal Value Fund, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, and Nuveen Pennsylvania Municipal Value Fund at April 30, 2010, the results of their operations, the changes in their net assets, their cash flows (Nuveen Pennsylvania Investment Quality Municipal Fund only), and the financial highlights for each of the periods indicated therein in conformity with US generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

Chicago, Illinois
June 23, 2010

30 Nuveen Investments

NQJ | Nuveen New Jersey Investment Quality Municipal Fund, Inc.
    | Portfolio of Investments April 30, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER DISCRETIONARY - 0.3% (0.2% OF TOTAL INVESTMENTS)
                  Middlesex County Improvement Authority, New Jersey, Senior
                  Revenue Bonds, Heldrich Center Hotel/Conference Center
                  Project, Series 2005A:
$           800      5.000%, 1/01/32                                               1/15 at 100.00             B3   $       451,392
            690      5.125%, 1/01/37                                               1/15 at 100.00             B3           389,878
-----------------------------------------------------------------------------------------------------------------------------------
          1,490   Total Consumer Discretionary                                                                             841,270
-----------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 3.4% (2.3% OF TOTAL INVESTMENTS)
                  Tobacco Settlement Financing Corporation, New Jersey,
                  Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
          4,300      4.750%, 6/01/34                                               6/17 at 100.00            BBB         3,083,745
         10,000      5.000%, 6/01/41                                               6/17 at 100.00            BBB         6,950,300
-----------------------------------------------------------------------------------------------------------------------------------
         14,300   Total Consumer Staples                                                                                10,034,045
-----------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 15.8% (10.8% OF TOTAL
                     INVESTMENTS)
          1,000   New Jersey Economic Development Authority, Revenue Bonds,        6/15 at 100.00            N/R           989,750
                     The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 -
                     AMBAC Insured
          2,000   New Jersey Educational Facilities Authority, Revenue Bonds,      7/13 at 100.00            N/R         1,833,260
                     Fairleigh Dickinson University, Series 2002D, 5.250%,
                     7/01/32 - ACA Insured
            500   New Jersey Educational Facilities Authority, Revenue Bonds,      7/14 at 100.00            N/R           498,105
                     Fairleigh Dickinson University, Series 2004C, 5.500%,
                     7/01/23
          1,000   New Jersey Educational Facilities Authority, Revenue Bonds,      7/17 at 100.00           BBB+           994,230
                     Georgian Court University, Series 2007D, 5.000%, 7/01/27
                  New Jersey Educational Facilities Authority, Revenue Bonds,
                  Kean University, Series 2007D:
          3,555      5.000%, 7/01/32 - FGIC Insured                                7/17 at 100.00              A         3,599,615
          2,295      5.000%, 7/01/39 - FGIC Insured                                7/17 at 100.00              A         2,307,209
            120   New Jersey Educational Facilities Authority, Revenue Bonds,      7/14 at 100.00              A           125,060
                     Montclair State University, Series 2004L, 5.125%,
                     7/01/22 - NPFG Insured
          1,225   New Jersey Educational Facilities Authority, Revenue Bonds,      7/15 at 100.00             A2         1,342,073
                     Montclair State University, Series 2005F, 5.000%,
                     7/01/16 - FGIC Insured
          2,770   New Jersey Educational Facilities Authority, Revenue Bonds,      7/16 at 100.00             A2         2,787,340
                     Montclair State University, Series 2006A, 5.000%,
                     7/01/36 - AMBAC Insured
                  New Jersey Educational Facilities Authority, Revenue Bonds,
                  New Jersey Institute of Technology, Series 2001G:
          1,000      5.250%, 7/01/20 - NPFG Insured                                7/11 at 100.00             A+         1,039,780
          1,945      5.250%, 7/01/21 - NPFG Insured                                7/11 at 100.00             A+         2,016,848
                  New Jersey Educational Facilities Authority, Revenue Bonds,
                  New Jersey Institute of Technology, Series 2004B:
          1,260      5.000%, 7/01/19 - AMBAC Insured                               1/14 at 100.00             A+         1,319,182
          2,510      4.750%, 7/01/20 - AMBAC Insured                               1/14 at 100.00             A+         2,592,127
            185      4.250%, 7/01/24 - AMBAC Insured                               1/14 at 100.00             A+           184,600
          1,495   New Jersey Educational Facilities Authority, Revenue Bonds,      7/14 at 100.00              A         1,609,487
                     Ramapo College, Series 2004H, 5.000%, 7/01/16 - FGIC
                     Insured
            610   New Jersey Educational Facilities Authority, Revenue Bonds,      7/14 at 100.00           Baa1           623,835
                     Rider University, Series 2004A, 5.500%, 7/01/23 - RAAI
                     Insured
            510   New Jersey Educational Facilities Authority, Revenue Bonds,      7/12 at 100.00           Baa1           476,937
                     Rider University, Series 2007C, 5.000%, 7/01/37 - RAAI
                     Insured
          1,430   New Jersey Educational Facilities Authority, Revenue Bonds,      7/14 at 100.00              A         1,492,262
                     William Paterson University, Series 2004A, 5.125%,
                     7/01/21 - FGIC Insured
          1,050   New Jersey Educational Facilities Authority, Revenue             7/12 at 100.00           Baa1         1,069,362
                     Refunding Bonds, Rider University, Series 2002A, 5.000%,
                     7/01/17 - RAAI Insured
          2,000   New Jersey Higher Education Assistance Authority, Student        6/10 at 101.00            Aaa         2,023,340
                     Loan Revenue Bonds, Series 2000A, 6.125%, 6/01/17 - NPFG
                     Insured (Alternative Minimum Tax)
          2,000   New Jersey Higher Education Assistance Authority, Student        6/18 at 100.00            AAA         2,138,440
                     Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 - AGC
                     Insured (Alternative Minimum Tax)

                                                           Nuveen Investments 31

    | Portfolio of Investments April 30, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS (continued)
$           720   New Jersey Higher Education Assistance Authority, Student       12/19 at 100.00             AA   $       740,966
                     Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25
            950   New Jersey Higher Education Assistance Authority, Student        6/19 at 100.00             AA         1,147,087
                     Loan Revenue Bonds, Tender Option Bond Trust PA-4643,
                     19.310%, 6/01/30 (IF) (4)
          4,235   Puerto Rico Industrial, Tourist, Educational, Medical and        9/11 at 100.00            BBB         4,247,663
                     Environmental Control Facilities Financing Authority,
                     Higher Education Revenue Bonds, University of the Sacred
                     Heart, Series 2001, 5.250%, 9/01/21
                  University of Medicine and Dentistry of New Jersey,
                  Certificates of Participation, Child Health Institute,
                  LLC, Series 2003:
          1,945      5.000%, 4/15/20 - AMBAC Insured                               4/13 at 100.00           BBB+         1,970,927
          1,370      5.000%, 4/15/22 - AMBAC Insured                               4/13 at 100.00           BBB+         1,380,111
                  University of Medicine and Dentistry of New Jersey, Revenue
                  Bonds, Series 2002A:
          2,100      5.000%, 12/01/24 - AMBAC Insured                             12/12 at 100.00           Baa2         2,099,916
          4,000      5.500%, 12/01/27 - AMBAC Insured                             12/12 at 100.00           Baa2         4,040,040
-----------------------------------------------------------------------------------------------------------------------------------
         45,780   Total Education and Civic Organizations                                                               46,689,552
-----------------------------------------------------------------------------------------------------------------------------------
                  FINANCIALS - 1.7% (1.2% OF TOTAL INVESTMENTS)
          5,000   New Jersey Economic Development Authority, Revenue Refunding       No Opt. Call           Baa3         5,120,900
                     Bonds, Kapkowski Road Landfill Project, Series 2002,
                     5.750%, 10/01/21
-----------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 23.1% (15.8% OF TOTAL INVESTMENTS)
                  Camden County Improvement Authority, New Jersey, Revenue
                  Bonds, Cooper Health System, Series 2004A:
          2,200      5.000%, 2/15/25                                               2/15 at 100.00            BBB         2,089,450
          1,000      5.750%, 2/15/34                                               8/14 at 100.00            BBB           994,770
          1,920   New Jersey Health Care Facilities Finance Authority, Revenue     7/18 at 100.00             A1         1,931,386
                     Bonds, AHS Hospital Corporation, Series 2008A, 5.000%,
                     7/01/27
          5,750   New Jersey Health Care Facilities Financing Authority,           8/11 at 100.00            N/R         5,581,468
                     FHA-Insured Mortgage Revenue Bonds, Jersey City Medical
                     Center, Series 2001, 5.000%, 8/01/41 - AMBAC Insured
          1,175   New Jersey Health Care Facilities Financing Authority,           7/19 at 100.00            AAA         1,473,803
                     Hospital Revenue Bonds, Virtua Health, Tender Option Bond
                     Trust 3018, 19.397%, 7/01/38 - AGC Insured (IF)
          2,000   New Jersey Health Care Facilities Financing Authority, New       7/18 at 100.00           Baa2         1,994,360
                     Jersey, Revenue Bonds, Saint Peters University Hospital,
                     Series 2007, 5.750%, 7/01/37
          3,750   New Jersey Health Care Facilities Financing Authority,           7/17 at 100.00             A+         3,756,450
                     Revenue Bonds, Atlanticare Regional Medical Center,
                     Series 2007, 5.000%, 7/01/37
          1,265   New Jersey Health Care Facilities Financing Authority,           7/17 at 100.00            Aa3         1,287,024
                     Revenue Bonds, CentraState Medical Center, Series 2006A,
                     5.000%, 7/01/30 - AGC Insured
            400   New Jersey Health Care Facilities Financing Authority,           7/15 at 100.00           Baa3           387,044
                     Revenue Bonds, Children's Specialized Hospital, Series
                     2005A, 5.500%, 7/01/36
            650   New Jersey Health Care Facilities Financing Authority,           7/16 at 100.00             A-           615,485
                     Revenue Bonds, Hunterdon Medical Center, Series 2006B,
                     5.000%, 7/01/36
            615   New Jersey Health Care Facilities Financing Authority,           7/16 at 100.00             A-           594,287
                     Revenue Bonds, Hunterdon Medical Center, Series 2006,
                     5.125%, 7/01/35
          3,000   New Jersey Health Care Facilities Financing Authority,           7/11 at 100.00             A2         3,033,930
                     Revenue Bonds, Kennedy Health System Obligated Group,
                     Series 2001, 5.500%, 7/01/21
          3,500   New Jersey Health Care Facilities Financing Authority,           7/10 at 100.00            AAA         3,501,610
                     Revenue Bonds, Meridian Health System Obligated Group,
                     Series 1999, 5.250%, 7/01/29 - AGM Insured
                  New Jersey Health Care Facilities Financing Authority,
                  Revenue Bonds, Robert Wood Johnson University Hospital,
                  Series 2000:
          3,850      5.750%, 7/01/25                                               7/10 at 100.00             A2         3,856,160
          2,000      5.750%, 7/01/31                                               7/10 at 100.00             A2         2,002,100
                  New Jersey Health Care Facilities Financing Authority,
                  Revenue Bonds, RWJ Health Care Corporation, Series 2005B:
          1,495      5.000%, 7/01/25 - RAAI Insured                                7/15 at 100.00            N/R         1,453,095
          1,600      5.000%, 7/01/35 - RAAI Insured                                7/15 at 100.00            N/R         1,457,088
          1,885   New Jersey Health Care Facilities Financing Authority,           1/17 at 100.00            BB+         1,541,760
                     Revenue Bonds, Saint Barnabas Health Care System, Series
                     2006A, 5.000%, 7/01/29

32 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE (continued)
$         2,300   New Jersey Health Care Facilities Financing Authority,           7/18 at 100.00           BBB-   $     2,366,102
                     Revenue Bonds, Saint Joseph's Healthcare System
                     Obligated Group Issue, Series 2008, 6.625%, 7/01/38
          2,850   New Jersey Health Care Facilities Financing Authority,           7/13 at 100.00            N/R         2,702,142
                     Revenue Bonds, Shore Memorial Health System, Series
                     2003, 5.000%, 7/01/23 - RAAI Insured
          5,040   New Jersey Health Care Facilities Financing Authority,           7/10 at 100.00            N/R         4,575,060
                     Revenue Bonds, Society of the Valley Hospital Obligated
                     Group, Series 2000, 5.375%, 7/01/31 - AMBAC Insured
          3,300   New Jersey Health Care Facilities Financing Authority,           7/13 at 100.00            Ba2         2,681,283
                     Revenue Bonds, Somerset Medical Center, Series 2003,
                     5.500%, 7/01/33
                  New Jersey Health Care Facilities Financing Authority,
                  Revenue Bonds, South Jersey Hospital System, Series 2006:
            670      5.000%, 7/01/25                                               7/16 at 100.00             A2           680,258
          2,160      5.000%, 7/01/36                                               7/16 at 100.00             A2         2,116,606
          1,295      5.000%, 7/01/46                                               7/16 at 100.00             A2         1,244,327
          2,000   New Jersey Health Care Facilities Financing Authority,           7/10 at 100.00           Baa2         2,003,920
                     Revenue Bonds, St. Peter's University Hospital, Series
                     2000A, 6.875%, 7/01/20
          3,135   New Jersey Health Care Facilities Financing Authority,           1/12 at 100.00            N/R         2,574,964
                     Revenue Refunding Bonds, Bayshore Community Hospital,
                     Series 2002, 5.125%, 7/01/32 - RAAI Insured
          2,605   New Jersey Health Care Facilities Financing Authority,           7/10 at 100.00           Baa1         2,354,503
                     Revenue Refunding Bonds, St. Barnabas Healthcare
                     System - West Hudson Hospital Obligated Group, Series 1998A,
                     5.000%, 7/01/23 - NPFG Insured
          3,600   New Jersey Health Facilities Financing Authority, Revenue        7/18 at 100.00            AAA         3,645,504
                     Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38
                     - AGC Insured
          3,605   Newark, New Jersey, GNMA Collateralized Healthcare               6/12 at 102.00            Aaa         3,664,446
                     Facility Revenue Bonds, New Community Urban Renewal
                     Corporation, Series 2001A, 5.200%, 6/01/30
-----------------------------------------------------------------------------------------------------------------------------------
         70,615   Total Health Care                                                                                     68,160,385
-----------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 0.9% (0.6% OF TOTAL INVESTMENTS)
          2,743   Newark Housing Authority, New Jersey, GNMA Collateralized       10/10 at 101.00            Aaa         2,797,946
                     Housing Revenue Bonds, Fairview Apartments Project,
                     Series 2000A, 6.400%, 10/20/34 (Alternative Minimum
                     Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 2.4% (1.6% OF TOTAL INVESTMENTS)
          1,725   New Jersey Housing and Mortgage Finance Agency, Home Buyer      10/10 at 100.00            Aaa         1,731,245
                     Program Revenue Bonds, Series 2000CC, 5.875%, 10/01/31
                     - NPFG Insured (Alternative Minimum Tax)
            350   New Jersey Housing and Mortgage Finance Agency, Single           4/17 at 100.00             AA           330,421
                     Family Housing Revenue Bonds, Series 2007T, 4.700%,
                     10/01/37 (Alternative Minimum Tax)
          2,430   Puerto Rico Housing Finance Corporation, Mortgage-Backed         6/11 at 100.00            AAA         2,443,632
                     Securities Home Mortgage Revenue Bonds, Series 2001A,
                     5.200%, 12/01/33
          2,430   Puerto Rico Housing Finance Corporation, Mortgage-Backed         6/11 at 100.00            AAA         2,443,632
                     Securities Home Mortgage Revenue Bonds, Series 2001B,
                     5.300%, 12/01/28 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
          6,935   Total Housing/Single Family                                                                            6,948,930
-----------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 2.8% (1.9% OF TOTAL INVESTMENTS)
          1,870   Burlington County Bridge Commission, New Jersey, Economic        1/18 at 100.00            N/R         1,618,205
                     Development Revenue Bonds, The Evergreens Project,
                     Series 2007, 5.625%, 1/01/38
          1,125   New Jersey Economic Development Authority, First Mortgage       11/14 at 100.00            N/R         1,128,971
                     Revenue Bonds, Winchester Gardens at Wards Homestead,
                     Series 2004A, 5.750%, 11/01/24
          2,740   New Jersey Economic Development Authority, GNMA                 12/11 at 103.00            Aaa         2,766,770
                     Collateralized Mortgage Revenue Bonds, Victoria Health
                     Corporation, Series 2001A, 5.200%, 12/20/36
            595   New Jersey Economic Development Authority, Revenue Bonds,        6/11 at 102.00             A-           616,307
                     Masonic Charity Foundation of New Jersey, Series 2001,
                     5.875%, 6/01/18
          1,100   New Jersey Economic Development Authority, Revenue Bonds,        6/13 at 102.00             A-         1,069,134
                     Masonic Charity Foundation of New Jersey, Series 2002,
                     5.250%, 6/01/32
          1,000   New Jersey Health Care Facilities Financing Authority,           7/11 at 100.00            N/R           943,740
                     Revenue Bonds, House of the Good Shepherd Obligated
                     Group, Series 2001, 5.100%, 7/01/21 - RAAI Insured
-----------------------------------------------------------------------------------------------------------------------------------
          8,430   Total Long-Term Care                                                                                   8,143,127
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 33

    | Portfolio of Investments April 30, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 5.7% (3.9% OF TOTAL INVESTMENTS)
                  Clifton, New Jersey, General Obligation Bonds, Series 2002:
$           920      5.000%, 1/15/21 - FGIC Insured                                1/11 at 100.00            Aa3   $       940,893
            880      5.000%, 1/15/22 - FGIC Insured                                1/11 at 100.00            Aa3           897,873
          4,300   Jersey City, New Jersey, General Obligation Bonds, Series        9/16 at 100.00            Aa3         4,587,197
                     2006A, 5.000%, 9/01/22 - AMBAC Insured
          1,500   Middletown Township Board of Education, Monmouth County, New     8/10 at 100.00            AAA         1,508,925
                     Jersey, Refunding School Bonds, Series 2001, 5.000%,
                     8/01/27 - AGM Insured
          5,000   New Jersey, General Obligation Bonds, Series 1992D, 6.000%,        No Opt. Call             AA         5,219,200
                  2/15/11
                  West Deptford Township, New Jersey, General Obligation Bonds,
                  Series 2004:
          1,690      5.000%, 9/01/16 - AMBAC Insured                               9/14 at 100.00            N/R         1,765,205
          1,865      4.750%, 9/01/18 - AMBAC Insured                               9/14 at 100.00            N/R         1,915,597
-----------------------------------------------------------------------------------------------------------------------------------
         16,155   Total Tax Obligation/General                                                                          16,834,890
-----------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 33.9% (23.2% OF TOTAL INVESTMENTS)
          1,775   Bergen County Improvement Authority, New Jersey, Guaranteed        No Opt. Call            Aaa         2,109,641
                     Lease Revenue Bonds, County Administration Complex
                     Project, Series 2005, 5.000%, 11/15/26
          1,965   Essex County Improvement Authority, New Jersey, Project            No Opt. Call            Aa2         2,188,145
                     Consolidation Revenue Bonds, Series 2007, 5.250%,
                     12/15/22 - AMBAC Insured
          2,650   Garden State Preservation Trust, New Jersey, Open Space and        No Opt. Call            AAA         3,116,824
                     Farmland Preservation Bonds, Series 2005C, 5.125%,
                     11/01/18 - AGM Insured
                  Gloucester County Improvement Authority, New Jersey, Lease
                  Revenue Bonds, Series 2005A:
          1,000      5.000%, 9/01/21 - NPFG Insured                                9/15 at 100.00            AA+         1,086,950
          1,420      5.000%, 9/01/22 - NPFG Insured                                9/15 at 100.00            AA+         1,536,951
                  Hudson County Improvement Authority, New Jersey, County
                  Secured Lease Revenue Bonds, County Services Building
                  Project, Series 2005:
          1,090      5.000%, 4/01/25 - AMBAC Insured                               4/15 at 100.00            AA-         1,152,163
          2,525      5.000%, 4/01/35 - AMBAC Insured                               4/15 at 100.00            AA-         2,593,529
          1,445   Lower Township Municipal Utilities Authority, Cape May             No Opt. Call            N/R         1,495,907
                     County, New Jersey, Revenue Bonds, Series 2003D, 5.000%,
                     12/01/16 - FGIC Insured
                  Middlesex County Improvement Authority, New Jersey, County
                  Guaranteed Open Space Trust Fund Revenue Bonds, Series 2003:
          1,000      5.250%, 9/15/16                                               9/13 at 100.00            AAA         1,113,640
          2,000      5.250%, 9/15/18                                               9/13 at 100.00            AAA         2,227,280
          5,700   New Jersey Building Authority, State Building Revenue Bonds,     6/16 at 100.00            AA-         5,909,475
                     Series 2007A, 5.000%, 6/15/26
                  New Jersey Economic Development Authority, Cigarette Tax
                  Revenue Bonds, Series 2004:
          1,965      5.500%, 6/15/24                                               6/12 at 100.00            BBB         1,953,426
          5,750      5.750%, 6/15/34                                               6/14 at 100.00            BBB         5,596,073
          4,675   New Jersey Economic Development Authority, Lease Revenue         3/15 at 100.00            AAA         4,901,504
                     Bonds, Liberty State Park Project, Series 2005C, 5.000%,
                     3/01/27 - AGM Insured
          5,000   New Jersey Economic Development Authority, Revenue Bonds,        7/14 at 100.00              A         5,552,750
                     Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 -
                     NPFG Insured
                  New Jersey Economic Development Authority, Revenue Bonds,
                  Newark Downtown District Management Corporation Project,
                  Series 2007:
            205      5.125%, 6/15/27                                               6/17 at 100.00           Baa3           186,361
            345      5.125%, 6/15/37                                               6/17 at 100.00           Baa3           294,972
                  New Jersey Economic Development Authority, School Facilities
                  Construction Financing Program Bonds, Series 2007U:
          1,965      5.000%, 9/01/37 - AMBAC Insured                               9/17 at 100.00            AA-         2,009,664
          3,930      5.000%, 9/01/37                                               9/17 at 100.00            AA-         4,019,329
          1,925   New Jersey Educational Facilities Authority, Revenue Bonds,        No Opt. Call            AAA         2,193,153
                     Higher Education Capital Improvement Fund, Refunding
                     Series 2005A, 5.000%, 9/01/15 - AGM Insured
          2,500   New Jersey Health Care Facilities Financing Authority, Lease     9/13 at 100.00            AA-         2,525,350
                     Revenue Bonds, Department of Human Services - Greystone
                     Park Psychiatric Hospital, Series 2003, 5.000%, 9/15/25
                  New Jersey Health Care Facilities Financing Authority, Lease
                  Revenue Bonds, Department of Human Services - Greystone Park
                  Psychiatric Hospital, Series 2005:
          2,885      5.000%, 9/15/18 - AMBAC Insured                               9/15 at 100.00            AA-         3,038,857
          4,455      5.000%, 9/15/24 - AMBAC Insured                               9/15 at 100.00            AA-         4,540,892

34 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED (continued)
$           850   New Jersey Health Care Facilities Financing Authority,          10/18 at 100.00            AA-   $       860,923
                     State Contract Bonds, Hospital Asset Transformatiom
                     Program, Series 2008A, 5.250%, 10/01/38
                  New Jersey Transportation Trust Fund Authority, Federal
                  Highway Aid Grant Anticipation Bonds, Series 2006:
          1,075      5.000%, 6/15/17 - FGIC Insured                                6/16 at 100.00            Aa3         1,184,080
          1,900      5.000%, 6/15/18 - FGIC Insured                                6/16 at 100.00            Aa3         2,071,798
         12,000   New Jersey Transportation Trust Fund Authority,                    No Opt. Call            AA-         3,895,560
                     Transportation System Bonds, Capital Appreciation
                     Series 2010A, 0.000%, 12/15/30
          4,300   New Jersey Transportation Trust Fund Authority,                    No Opt. Call            AA-         4,875,297
                     Transportation System Bonds, Refunding Series 2006A,
                     5.500%, 12/15/22
          4,200   New Jersey Transportation Trust Fund Authority,                    No Opt. Call            AA-         4,806,900
                     Transportation System Bonds, Series 2004B, 5.500%,
                     12/15/16 - NPFG Insured
          3,890   New Jersey Transportation Trust Fund Authority,                  6/15 at 100.00            AAA         4,172,181
                     Transportation System Bonds, Series 2005D, 5.000%,
                     6/15/19 - AGM Insured
                  New Jersey Transportation Trust Fund Authority,
                  Transportation System Bonds, Series 2006C:
         13,755      0.000%, 12/15/28 - AMBAC Insured                                No Opt. Call            AA-         4,742,311
         10,000      0.000%, 12/15/32 - AGM Insured                                  No Opt. Call            AAA         2,889,000
         15,310      0.000%, 12/15/34 - AGM Insured                                  No Opt. Call            AAA         3,929,312
          2,500   New Jersey Transportation Trust Fund Authority,                 12/17 at 100.00            AA-         2,607,675
                     Transportation System Bonds, Series 2007A, 5.000%,
                     12/15/26 - AMBAC Insured
          1,625   Passaic County Improvement Authority, New Jersey, Lease          5/15 at 100.00            Aa3         1,655,940
                     Revenue Bonds, Preakness Healthcare Center Project,
                     Series 2005, 5.000%, 5/01/30 - AMBAC Insured
          1,315   Puerto Rico Convention Center District Authority, Hotel          7/16 at 100.00             A3         1,161,829
                     Occupancy Tax Revenue Bonds, Series 2006A, 4.500%,
                     7/01/36 - CIFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
        130,890   Total Tax Obligation/Limited                                                                         100,195,642
-----------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 26.4% (18.1% OF TOTAL INVESTMENTS)
          2,250   Casino Reinvestment Development Authority, New Jersey,           6/15 at 100.00              A         2,301,120
                     Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 -
                     NPFG Insured
                  Delaware River and Bay Authority, Delaware and New
                  Jersey, Revenue Bonds, Series 2005:
          2,000      5.000%, 1/01/25 - NPFG Insured                                1/15 at 100.00             A+         2,073,100
          4,050      5.000%, 1/01/26 - NPFG Insured                                1/15 at 100.00             A+         4,184,136
          1,500      5.000%, 1/01/27 - NPFG Insured                                1/15 at 100.00             A+         1,552,245
          2,960   Delaware River Port Authority, Pennsylvania and New              1/12 at 100.00            AAA         3,017,306
                     Jersey, Revenue Refunding Bonds, Port District Project,
                     Series 2001A, 5.200%, 1/01/27 - AGM Insured
          3,000   New Jersey Economic Development Authority, Revenue Bonds,        5/10 at 100.00           CCC+         2,598,900
                     American Airlines Inc., Series 1991, 7.100%, 11/01/31
                     (Alternative Minimum Tax)
          3,405   New Jersey Transit Corporation, Lease Appropriation Bonds,       9/15 at 100.00             A1         3,616,961
                     Series 2005A, 5.000%, 9/15/18 - FGIC Insured
            160   New Jersey Turnpike Authority, Revenue Bonds, Series               No Opt. Call             A+           189,538
                     1991C, 6.500%, 1/01/16 - NPFG Insured
          9,500   New Jersey Turnpike Authority, Revenue Bonds, Series             7/13 at 100.00             A+        10,216,015
                     2003A, 5.000%, 1/01/19 - FGIC Insured
          1,265   New Jersey Turnpike Authority, Revenue Bonds, Series               No Opt. Call            AAA         1,435,623
                     2005A, 5.250%, 1/01/29 - AGM Insured
          4,000   New Jersey Turnpike Authority, Revenue Bonds, Series             1/20 at 100.00             A+         4,164,720
                     2009I, 5.000%, 1/01/35
          7,000   Port Authority of New York and New Jersey, Consolidated          6/15 at 101.00            Aa2         7,432,740
                     Revenue Bonds, One Hundred Fortieth Series 2005,
                     5.000%, 12/01/28 - SYNCORA GTY Insured
          1,000   Port Authority of New York and New Jersey, Consolidated          8/17 at 100.00            AAA         1,208,460
                     Revenue Bonds, One Hundred Forty Eighth Series 2008,
                     Trust 2920, 17.380%, 8/15/32 - AGM Insured (IF)
          2,000   Port Authority of New York and New Jersey, Consolidated          1/14 at 101.00            Aa2         2,070,880
                     Revenue Bonds, One Hundred Thirty-Fourth Series 2004,
                     5.000%, 7/15/34
                  Port Authority of New York and New Jersey, Consolidated
                  Revenue Bonds, One Hundred Twenty-Fifth Series 2002:
          2,280      5.000%, 10/15/26 - AGM Insured                                4/12 at 101.00            AAA         2,397,397
          5,000      5.000%, 4/15/32 - AGM Insured                                 4/12 at 101.00            AAA         5,126,150

                                                           Nuveen Investments 35

    | Portfolio of Investments April 30, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION (continued)
                  Port Authority of New York and New Jersey, Special Project
                  Bonds, JFK International Air Terminal LLC, Sixth Series
                  1997:
$         3,500      7.000%, 12/01/12 - NPFG Insured (Alternative Minimum Tax)       No Opt. Call              A   $     3,729,670
          6,605      5.750%, 12/01/22 - NPFG Insured (Alternative Minimum Tax)     6/10 at 100.00              A         6,604,406
         12,130      5.750%, 12/01/25 - NPFG Insured (Alternative Minimum Tax)     6/10 at 100.00              A        12,128,783
          2,000   South Jersey Port Corporation, New Jersey, Marine Terminal       1/13 at 100.00              A         2,016,720
                     Revenue Refunding Bonds, Series 2002K, 5.100%, 1/01/33
-----------------------------------------------------------------------------------------------------------------------------------
         75,605   Total Transportation                                                                                  78,064,870
-----------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 18.7% (12.8% OF TOTAL INVESTMENTS) (5)
          2,500   Bergen County Improvement Authority, New Jersey, Revenue         9/12 at 101.00        N/R (5)         2,800,950
                     Bonds, Yeshiva Ktana of Passaic Project, Series 2002,
                     6.000%, 9/15/27 (Pre-refunded 9/01/12)
          1,500   New Jersey Educational Facilities Authority, Revenue             7/13 at 100.00         A- (5)         1,692,600
                     Bonds, Kean University, Series 2003D, 5.250%, 7/01/20
                     (Pre-refunded 7/01/13) - FGIC Insured
          1,925   New Jersey Educational Facilities Authority, Revenue             7/16 at 100.00          A (5)         2,231,306
                     Bonds, Kean University, Series 2005B, 5.000%, 7/01/30
                     (Pre-refunded 7/01/16) - NPFG Insured
          1,380   New Jersey Educational Facilities Authority, Revenue             7/14 at 100.00          A (5)         1,587,166
                     Bonds, Montclair State University, Series 2004L,
                     5.125%, 7/01/22 (Pre-refunded 7/01/14) - NPFG Insured
                  New Jersey Educational Facilities Authority, Revenue
                  Bonds, Montclair State University, Series 2005F:
          2,000      5.000%, 7/01/18 (Pre-refunded 7/01/15) - FGIC Insured         7/15 at 100.00         A2 (5)         2,315,060
          1,460      5.000%, 7/01/32 (Pre-refunded 7/01/15) - FGIC Insured         7/15 at 100.00         A2 (5)         1,689,994
          2,000   New Jersey Educational Facilities Authority, Revenue             7/12 at 100.00         A3 (5)         2,184,140
                     Bonds, New Jersey City University, Series 2002A,
                     5.000%, 7/01/32 (Pre-refunded 7/01/12) - AMBAC Insured
          1,300   New Jersey Educational Facilities Authority, Revenue             7/13 at 100.00         A+ (5)         1,461,876
                     Bonds, Rowan University, Series 2003I, 5.125%, 7/01/21
                     (Pre-refunded 7/01/13) - FGIC Insured
                  New Jersey Educational Facilities Authority, Revenue
                  Bonds, Rowan University, Series 2004C:
          1,195      5.000%, 7/01/20 (Pre-refunded 7/01/14) - NPFG Insured         7/14 at 100.00         A+ (5)         1,368,359
          1,875      5.000%, 7/01/24 (Pre-refunded 7/01/14) - NPFG Insured         7/14 at 100.00         A+ (5)         2,147,006
          2,840   New Jersey Health Care Facilities Financing Authority,           7/13 at 100.00        N/R (5)         3,155,524
                     Revenue Bonds, Capital Health System Obligated Group,
                     Series 2003A, 5.375%, 7/01/33 (Pre-refunded 7/01/13)
          7,860   New Jersey Health Care Facilities Financing Authority,           7/12 at 100.00         A2 (5)         8,709,823
                     Revenue Bonds, South Jersey Hospital System, Series
                     2002, 5.875%, 7/01/21 (Pre-refunded 7/01/12)
          1,690   New Jersey Health Care Facilities Financing Authority,             No Opt. Call        N/R (5)         1,967,092
                     Revenue Bonds, St. Clare's Hospital, Series 2004A,
                     5.250%, 7/01/20 - RAAI Insured (ETM)
                  New Jersey Turnpike Authority, Revenue Bonds, Series
                  1991C:
            170      6.500%, 1/01/16 (ETM)                                           No Opt. Call            AAA           207,388
             55      6.500%, 1/01/16 - NPFG Insured (ETM)                            No Opt. Call         A+ (5)            67,919
          2,505      6.500%, 1/01/16 (ETM)                                           No Opt. Call            AAA         2,901,391
          1,250   Newark Housing Authority, New Jersey, Port Authority             1/14 at 100.00        AA- (5)         1,418,875
                     Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21
                     (Pre-refunded 1/01/14) - NPFG Insured
          7,500   Puerto Rico Infrastructure Financing Authority, Special         10/10 at 101.00            AAA         7,739,025
                     Obligation Bonds, Series 2000A, 5.500%, 10/01/34
                     (Pre-refunded 10/01/10)
                  Tobacco Settlement Financing Corporation, New Jersey,
                  Tobacco Settlement Asset-Backed Bonds, Series 2002:
          1,075      5.750%, 6/01/32 (Pre-refunded 6/01/12)                        6/12 at 100.00            AAA         1,152,239
          3,000      6.000%, 6/01/37 (Pre-refunded 6/01/12)                        6/12 at 100.00            AAA         3,324,390
                  Tobacco Settlement Financing Corporation, New Jersey,
                  Tobacco Settlement Asset-Backed Bonds, Series 2003:
          2,155      6.125%, 6/01/24 (Pre-refunded 6/01/12)                        6/12 at 100.00            AAA         2,223,055
          2,625      6.375%, 6/01/32 (Pre-refunded 6/01/13)                        6/13 at 100.00            AAA         2,995,545
-----------------------------------------------------------------------------------------------------------------------------------
         49,860   Total U.S. Guaranteed                                                                                 55,340,723
-----------------------------------------------------------------------------------------------------------------------------------

36 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 3.6% (2.4% OF TOTAL INVESTMENTS)
$         2,835   Camden County Pollution Control Financing Authority, New         6/10 at 100.00            Ba2   $     2,771,723
                     Jersey, Solid Waste Disposal and Resource Recovery
                     System Revenue Bonds, Series 1991A, 7.500%, 12/01/10
                     (Alternative Minimum Tax)
          2,055   Mercer County Improvement Authority, New Jersey, Solid          12/13 at 100.00            AA+         2,289,311
                     Waste Revenue Bonds, Regional Sludge Project, Series
                     2003, 5.000%, 12/15/14 - FGIC Insured
          2,500   Salem County Pollution Control Financing Authority, New          4/12 at 101.00           Baa1         2,505,075
                     Jersey, Pollution Control Revenue Refunding Bonds,
                     PSEG Power LLC Project, Series 2001A, 5.750%, 4/01/31
                     (Alternative Minimum Tax)
          3,000   Union County Utilities Authority, New Jersey, Solid Waste        6/10 at 100.00              A         2,930,070
                     Facility Senior Lien Revenue Bonds, Ogden Martin
                     Systems of Union Inc., Series 1998A, 5.000%, 6/01/23 -
                     AMBAC Insured (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
         10,390   Total Utilities                                                                                       10,496,179
-----------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 7.7% (5.2% OF TOTAL INVESTMENTS)
          3,000   Jersey City Municipal Utilities Authority, Hudson County,        7/10 at 100.00              A         3,001,470
                     New Jersey, Sewer Revenue Bonds, Series 2001A-2,
                     5.200%, 7/15/21 - FGIC Insured (Alternative Minimum
                     Tax)
                  Lacey Municipal Utilities Authority, Ocean County, New
                  Jersey, Water Revenue Bonds, Series 2003B:
          1,750      5.000%, 12/01/17 - FGIC Insured                              12/13 at 100.00            N/R         1,828,558
          1,835      5.000%, 12/01/18 - FGIC Insured                              12/13 at 100.00            N/R         1,892,325
          1,000      5.000%, 12/01/19 - FGIC Insured                              12/13 at 100.00            N/R         1,034,250
          7,500   New Jersey Economic Development Authority, Water                 5/10 at 100.00            N/R         7,499,700
                     Facilities Revenue Bonds, American Water Company,
                     Series 1996, 6.000%, 5/01/36 - FGIC Insured
                     (Alternative Minimum Tax)
                  North Hudson Sewerage Authority, New Jersey, Sewerage
                  Revenue Refunding Bonds, Series 2002A:
          3,000      5.250%, 8/01/16 - FGIC Insured                                8/12 at 100.00            N/R         3,078,840
          3,000      5.250%, 8/01/18 - FGIC Insured                                8/12 at 100.00            N/R         3,055,200
          1,250   Ocean County Utilities Authority, New Jersey, Wastewater         1/11 at 101.00            Aaa         1,294,038
                     Revenue Refunding Bonds, Series 2000, 5.000%, 1/01/18
-----------------------------------------------------------------------------------------------------------------------------------
         22,335   Total Water and Sewer                                                                                 22,684,381
-----------------------------------------------------------------------------------------------------------------------------------
$       460,528   Total Investments (cost $429,975,633) - 146.4%                                                       432,352,840
===============--------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 2.2%                                                                   6,479,276
                  -----------------------------------------------------------------------------------------------------------------
                  Auction Rate Preferred Shares, at Liquidation Value -                                               (143,450,000)
                     (48.6)% (6)
                  -----------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                    $   295,382,116
                  =================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Investment, or portion of investment, has been pledged to collateralize for inverse floating rate transactions.

(5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.2%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

                                  See accompanying notes to financial statement.

                                                           Nuveen Investments 37

NNJ | Nuveen New Jersey Premium Income Municipal Fund, Inc.
    | Portfolio of Investments April 30, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER DISCRETIONARY - 0.3% (0.2% OF TOTAL INVESTMENTS)
                  Middlesex County Improvement Authority, New Jersey,
                  Senior Revenue Bonds, Heldrich Center Hotel/Conference
                  Center Project, Series 2005A:
$           480      5.000%, 1/01/32                                               1/15 at 100.00             B3   $       270,835
            415      5.125%, 1/01/37                                               1/15 at 100.00             B3           234,492
-----------------------------------------------------------------------------------------------------------------------------------
            895   Total Consumer Discretionary                                                                             505,327
-----------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 3.3% (2.3% OF TOTAL INVESTMENTS)
                  Tobacco Settlement Financing Corporation, New Jersey,
                  Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
          3,270      4.750%, 6/01/34                                               6/17 at 100.00            BBB         2,345,081
          5,300      5.000%, 6/01/41                                               6/17 at 100.00            BBB         3,683,659
-----------------------------------------------------------------------------------------------------------------------------------
          8,570   Total Consumer Staples                                                                                 6,028,740
-----------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 14.8% (10.1% OF TOTAL
                  INVESTMENTS)
          1,125   New Jersey Economic Development Authority, Revenue Bonds,        6/15 at 100.00            N/R         1,113,469
                     The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 -
                     AMBAC Insured
            500   New Jersey Educational Facilities Authority, Revenue             7/13 at 100.00            N/R           458,315
                     Bonds, Fairleigh Dickinson University, Series 2002D,
                     5.250%, 7/01/32 - ACA Insured
            300   New Jersey Educational Facilities Authority, Revenue             7/14 at 100.00            N/R           298,863
                     Bonds, Fairleigh Dickinson University, Series 2004C,
                     5.500%, 7/01/23
                  New Jersey Educational Facilities Authority, Revenue
                  Bonds, Kean University, Series 2007D:
          2,090      5.000%, 7/01/32 - FGIC Insured                                7/17 at 100.00              A         2,116,230
          3,350      5.000%, 7/01/39 - FGIC Insured                                7/17 at 100.00              A         3,367,822
            100   New Jersey Educational Facilities Authority, Revenue             7/14 at 100.00              A           105,652
                     Bonds, Montclair State University, Series 2004L,
                     5.125%, 7/01/19 - NPFG Insured
            970   New Jersey Educational Facilities Authority, Revenue             7/16 at 100.00             A2           976,072
                     Bonds, Montclair State University, Series 2006A,
                     5.000%, 7/01/36 - AMBAC Insured
                  New Jersey Educational Facilities Authority, Revenue
                  Bonds, New Jersey Institute of Technology, Series 2004B:
          1,375      5.000%, 7/01/18 - AMBAC Insured                               1/14 at 100.00             A+         1,447,806
            725      5.000%, 7/01/19 - AMBAC Insured                               1/14 at 100.00             A+           759,053
          1,530      4.750%, 7/01/20 - AMBAC Insured                               1/14 at 100.00             A+         1,580,062
                  New Jersey Educational Facilities Authority, Revenue
                  Bonds, Ramapo College, Series 2004H:
          1,640      5.000%, 7/01/18 - FGIC Insured                                7/14 at 100.00              A         1,733,939
          1,040      5.000%, 7/01/23 - FGIC Insured                                7/14 at 100.00              A         1,074,674
            300   New Jersey Educational Facilities Authority, Revenue             7/14 at 100.00           Baa1           306,804
                     Bonds, Rider University, Series 2004A, 5.500%, 7/01/23
                     - RAAI Insured
          1,405   New Jersey Higher Education Assistance Authority, Student        6/10 at 100.50              A         1,419,542
                     Loan Revenue Bonds, Series 1999A, 5.250%, 6/01/18 -
                     NPFG Insured (Alternative Minimum Tax)
            985   New Jersey Higher Education Assistance Authority, Student        6/10 at 101.00            Aaa           996,978
                     Loan Revenue Bonds, Series 2000A, 6.000%, 6/01/15 -
                     NPFG Insured (Alternative Minimum Tax)
          2,000   New Jersey Higher Education Assistance Authority, Student        6/18 at 100.00            AAA         2,138,440
                     Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 -
                     AGC Insured (Alternative Minimum Tax)
            450   New Jersey Higher Education Assistance Authority, Student       12/19 at 100.00             AA           463,104
                     Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25
            550   New Jersey Higher Education Assistance Authority, Student        6/19 at 100.00             AA           664,103
                     Loan Revenue Bonds, Tender Option Bond Trust PA-4643,
                     19.310%, 6/01/30 (IF) (4)
          2,025   University of Medicine and Dentistry of New Jersey,              4/13 at 100.00           BBB+         2,047,741
                     Certificates of Participation, Child Health Institute,
                     LLC, Series 2003, 5.000%, 4/15/21 - AMBAC Insured

38 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS (continued)
$         1,000   University of Medicine and Dentistry of New Jersey,              6/14 at 100.00              A   $       971,170
                     Certificates of Participation, University Housing
                     Associates, LLC, Series 2004, 5.000%, 6/15/29 - NPFG
                     Insured
          2,750   University of Medicine and Dentistry of New Jersey,             12/12 at 100.00           Baa2         2,672,093
                     Revenue Bonds, Series 2002A, 5.000%,12/01/31 - AMBAC
                     Insured
-----------------------------------------------------------------------------------------------------------------------------------
         26,210   Total Education and Civic Organizations                                                               26,711,932
-----------------------------------------------------------------------------------------------------------------------------------
                  FINANCIALS - 0.9% (0.6% OF TOTAL INVESTMENTS)
          1,500   New Jersey Economic Development Authority, Revenue                 No Opt. Call           Baa3         1,536,270
                     Refunding Bonds, Kapkowski Road Landfill Project,
                     Series 2002, 5.750%, 10/01/21
-----------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 19.0% (12.9% OF TOTAL INVESTMENTS)
                  Camden County Improvement Authority, New Jersey, Revenue
                  Bonds, Cooper Health System, Series 2004A:
            185      5.000%, 2/15/25                                               2/15 at 100.00            BBB           175,704
            620      5.750%, 2/15/34                                               8/14 at 100.00            BBB           616,757
          1,120   New Jersey Health Care Facilities Finance Authority,             7/18 at 100.00             A1         1,126,642
                     Revenue Bonds, AHS Hospital Corporation, Series 2008A,
                     5.000%, 7/01/27
            695   New Jersey Health Care Facilities Financing Authority,           7/19 at 100.00            AAA           871,739
                     Hospital Revenue Bonds, Virtua Health, Tender Option
                     Bond Trust 3018, 19.397%, 7/01/38 - AGC Insured (IF)
          1,615   New Jersey Health Care Facilities Financing Authority,           7/17 at 100.00             A+         1,617,778
                     Revenue Bonds, Atlanticare Regional Medical Center,
                     Series 2007, 5.000%, 7/01/37
            240   New Jersey Health Care Facilities Financing Authority,           7/15 at 100.00           Baa3           232,226
                     Revenue Bonds, Children's Specialized Hospital, Series
                     2005A, 5.500%, 7/01/36
          2,900   New Jersey Health Care Facilities Financing Authority,           7/10 at 101.00           Baa1         2,910,469
                     Revenue Bonds, Hackensack University Medical Center,
                     Series 2000, 6.000%, 1/01/34
            700   New Jersey Health Care Facilities Financing Authority,           7/16 at 100.00             A-           662,830
                     Revenue Bonds, Hunterdon Medical Center, Series 2006B,
                     5.000%, 7/01/36
            375   New Jersey Health Care Facilities Financing Authority,           7/16 at 100.00             A-           362,370
                     Revenue Bonds, Hunterdon Medical Center, Series 2006,
                     5.125%, 7/01/35
          3,500   New Jersey Health Care Facilities Financing Authority,           7/11 at 100.00             A2         3,519,950
                     Revenue Bonds, Kennedy Health System Obligated Group,
                     Series 2001, 5.625%, 7/01/31
          1,700   New Jersey Health Care Facilities Financing Authority,           7/10 at 100.00            AAA         1,709,826
                     Revenue Bonds, Meridian Health System Obligated Group,
                     Series 1999, 5.625%, 7/01/12 - AGM Insured
            465   New Jersey Health Care Facilities Financing Authority,           7/12 at 101.00            BB+           427,298
                     Revenue Bonds, Palisades Medical Center of New York
                     Presbyterian Healthcare System, Series 2002, 6.625%,
                     7/01/31
          1,000   New Jersey Health Care Facilities Financing Authority,           7/15 at 100.00            N/R           910,680
                     Revenue Bonds, RWJ Health Care Corporation, Series
                     2005B, 5.000%, 7/01/35 - RAAI Insured
          1,160   New Jersey Health Care Facilities Financing Authority,           1/17 at 100.00            BB+           948,776
                     Revenue Bonds, Saint Barnabas Health Care System,
                     Series 2006A, 5.000%, 7/01/29
          1,500   New Jersey Health Care Facilities Financing Authority,           7/18 at 100.00           BBB-         1,543,110
                     Revenue Bonds, Saint Joseph's Healthcare System
                     Obligated Group Issue, Series 2008, 6.625%, 7/01/38
          1,675   New Jersey Health Care Facilities Financing Authority,           7/13 at 100.00            N/R         1,588,101
                     Revenue Bonds, Shore Memorial Health System, Series
                     2003, 5.000%, 7/01/23 - RAAI Insured
          2,000   New Jersey Health Care Facilities Financing Authority,           7/10 at 100.00            N/R         2,004,220
                     Revenue Bonds, Society of the Valley Hospital
                     Obligated Group, Series 2000, 5.750%, 7/01/15 - AMBAC
                     Insured
          1,875   New Jersey Health Care Facilities Financing Authority,           7/13 at 100.00            Ba2         1,523,456
                     Revenue Bonds, Somerset Medical Center, Series 2003,
                     5.500%, 7/01/33
                  New Jersey Health Care Facilities Financing Authority,
                  Revenue Bonds, South Jersey Hospital System, Series 2006:
          1,245      5.000%, 7/01/36                                               7/16 at 100.00             A2         1,219,988
          1,155      5.000%, 7/01/46                                               7/16 at 100.00             A2         1,109,805
          2,050   New Jersey Health Care Facilities Financing Authority,           7/10 at 100.00           Baa2         2,054,018
                     Revenue Bonds, St. Peter's University Hospital,
                     Series 2000A, 6.875%, 7/01/20

                                                           Nuveen Investments 39

    | Portfolio of Investments April 30, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE (continued)
$           630   New Jersey Health Care Facilities Financing Authority,           7/12 at 100.00             A+   $       644,622
                     Revenue Refunding Bonds, Atlantic City Medical Center,
                     Series 2002, 5.750%, 7/01/25
          1,710   New Jersey Health Care Facilities Financing Authority,           1/12 at 100.00            N/R         1,526,893
                     Revenue Refunding Bonds, Bayshore Community Hospital,
                     Series 2002, 5.000%, 7/01/22 - RAAI Insured
          2,160   New Jersey Health Facilities Financing Authority, Revenue        7/18 at 100.00            AAA         2,187,302
                     Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38
                     - AGC Insured
          2,650   Puerto Rico Industrial, Tourist, Educational, Medical and        6/10 at 100.00             A1         2,656,228
                     Environmental Control Facilities Financing Authority,
                     Adjustable Rate Industrial Revenue Bonds, American
                     Home Products Corporation, Series 1983A, 5.100%,
                     12/01/18
-----------------------------------------------------------------------------------------------------------------------------------
         34,925   Total Health Care                                                                                     34,150,788
-----------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 2.7% (1.8% OF TOTAL INVESTMENTS)
            340   Essex County Improvement Authority, New Jersey, FNMA            11/12 at 100.00            Aaa           341,193
                     Enhanced Multifamily Revenue Bonds, Mount Carmel
                     Towers, Series 2002, 4.750%, 11/01/22 (Alternative
                     Minimum Tax)
          4,445   New Jersey Housing and Mortgage Finance Agency,                  5/10 at 100.00             A+         4,446,689
                     Multifamily Housing Revenue Bonds, Series 1997A,
                     5.550%, 5/01/27 - AMBAC Insured (Alternative Minimum
                     Tax)
-----------------------------------------------------------------------------------------------------------------------------------
          4,785   Total Housing/Multifamily                                                                              4,787,882
-----------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 0.3% (0.2% OF TOTAL INVESTMENTS)
            605   New Jersey Housing and Mortgage Finance Agency, Single           4/17 at 100.00             AA           571,156
                     Family Housing Revenue Bonds, Series 2007T, 4.700%,
                     10/01/37 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 1.5% (1.0% OF TOTAL INVESTMENTS)
          1,095   Burlington County Bridge Commission, New Jersey, Economic        1/18 at 100.00            N/R           947,558
                     Development Revenue Bonds, The Evergreens Project,
                     Series 2007, 5.625%, 1/01/38
            750   New Jersey Economic Development Authority, First Mortgage       11/14 at 100.00            N/R           746,348
                     Revenue Bonds, Winchester Gardens at Wards Homestead,
                     Series 2004A, 5.800%, 11/01/31
          1,000   New Jersey Economic Development Authority, Revenue Bonds,        6/11 at 102.00             A-         1,023,840
                     Masonic Charity Foundation of New Jersey, Series 2001,
                     5.500%, 6/01/21
-----------------------------------------------------------------------------------------------------------------------------------
          2,845   Total Long-Term Care                                                                                   2,717,746
-----------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 8.9% (6.0% OF TOTAL INVESTMENTS)
          2,460   Freehold Regional High School District, Monmouth County            No Opt. Call             AA         2,818,717
                     Board of Education, New Jersey, School District
                     Refunding Bonds, Series 2001, 5.000%, 3/01/17 - FGIC
                     Insured
          2,500   Jersey City, New Jersey, General Obligation Bonds, Series        9/16 at 100.00            Aa3         2,666,975
                  2006A, 5.000%, 9/01/22 - AMBAC Insured
                  New Jersey, General Obligation Bonds, Series 1992D:
          2,580      6.000%, 2/15/11                                                 No Opt. Call             AA         2,693,107
          1,560      6.000%, 2/15/13                                                 No Opt. Call             AA         1,764,017
          4,000   Passaic County, New Jersey, General Improvement Refunding          No Opt. Call            Aa3         4,188,200
                     Bonds, Series 1993, 5.125%,9/01/12 - FGIC Insured
          1,780   West Deptford Township, New Jersey, General Obligation           9/14 at 100.00            N/R         1,841,392
                     Bonds, Series 2004, 4.750%, 9/01/17 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
         14,880   Total Tax Obligation/General                                                                          15,972,408
-----------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 39.4% (26.8% OF TOTAL
                     INVESTMENTS)
          1,000   Bergen County Improvement Authority, New Jersey,                   No Opt. Call            Aaa         1,188,530
                     Guaranteed Lease Revenue Bonds, County Administration
                     Complex Project, Series 2005, 5.000%, 11/15/26
          5,385   Essex County Improvement Authority, New Jersey, Lease           12/13 at 100.00            Aa2         5,883,758
                     Revenue Bonds, Series 2003, 5.125%,12/15/19 - AGM
                     Insured
          1,155   Essex County Improvement Authority, New Jersey, Project            No Opt. Call            Aa2         1,286,162
                     Consolidation Revenue Bonds, Series 2007, 5.250%,
                     12/15/22 - AMBAC Insured

40 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED (continued)
$         1,225   Garden State Preservation Trust, New Jersey, Open Space            No Opt. Call            AAA   $     1,440,796
                     and Farmland Preservation Bonds, Series 2005C, 5.125%,
                     11/01/18 - AGM Insured
                  Hudson County Improvement Authority, New Jersey, County
                  Secured Lease Revenue Bonds, County Services Building
                  Project, Series 2005:
          1,185      5.000%, 4/01/25 - AMBAC Insured                               4/15 at 100.00            AA-         1,252,581
          2,755      5.000%, 4/01/35 - AMBAC Insured                               4/15 at 100.00            AA-         2,829,771
          1,000   Middlesex County Improvement Authority, New Jersey,              9/13 at 100.00            AAA         1,113,640
                     County Guaranteed Open Space Trust Fund Revenue Bonds,
                     Series 2003, 5.250%, 9/15/16
          3,450   New Jersey Building Authority, State Building Revenue            6/16 at 100.00            AA-         3,591,864
                     Bonds, Series 2007A, 5.000%, 6/15/25
                  New Jersey Economic Development Authority, Cigarette Tax
                  Revenue Bonds, Series 2004:
          1,155      5.500%, 6/15/24                                               6/12 at 100.00            BBB         1,148,197
          1,600      5.500%, 6/15/31                                               6/14 at 100.00            BBB         1,523,168
          2,540      5.750%, 6/15/34                                               6/14 at 100.00            BBB         2,472,004
          3,200   New Jersey Economic Development Authority, Revenue Bonds,        7/14 at 100.00              A         3,553,760
                     Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15
                     - NPFG Insured
                  New Jersey Economic Development Authority, Revenue Bonds,
                  Newark Downtown District Management Corporation Project,
                  Series 2007:
            120      5.125%, 6/15/27                                               6/17 at 100.00           Baa3           109,090
            205      5.125%, 6/15/37                                               6/17 at 100.00           Baa3           175,273
                  New Jersey Economic Development Authority, School
                  Facilities Construction Financing Program Bonds, Series
                  2007U:
          1,155      5.000%, 9/01/37 - AMBAC Insured                               9/17 at 100.00            AA-         1,181,253
          2,310      5.000%, 9/01/37                                               9/17 at 100.00            AA-         2,362,506
          2,720   New Jersey Health Care Facilities Financing Authority,           9/13 at 100.00            AA-         2,747,581
                     Lease Revenue Bonds, Department of Human Services -
                     Greystone Park Psychiatric Hospital, Series 2003,
                     5.000%, 9/15/25
                  New Jersey Health Care Facilities Financing Authority,
                  Lease Revenue Bonds, Department of Human Services -
                  Greystone Park Psychiatric Hospital, Series 2005:
          2,615      5.000%, 9/15/24 - AMBAC Insured                               9/15 at 100.00            AA-         2,665,417
          3,000      5.000%, 9/15/28 - AMBAC Insured                               9/15 at 100.00            AA-         3,042,150
            500   New Jersey Health Care Facilities Financing Authority,          10/18 at 100.00            AA-           506,425
                     State Contract Bonds, Hospital Asset Transformatiom
                     Program, Series 2008A, 5.250%, 10/01/38
          1,500   New Jersey Sports and Exposition Authority, Convention             No Opt. Call              A         1,699,050
                     Center Luxury Tax Bonds, Series 2004, 5.500%, 3/01/22
                     - NPFG Insured
                  New Jersey Transportation Trust Fund Authority, Federal
                  Highway Aid Grant Anticipation Bonds, Series 2006:
            400      5.000%, 6/15/17 - FGIC Insured                                6/16 at 100.00            Aa3           440,588
            715      5.000%, 6/15/18 - FGIC Insured                                6/16 at 100.00            Aa3           779,650
         12,000   New Jersey Transportation Trust Fund Authority,                    No Opt. Call            AA-         3,895,560
                     Transportation System Bonds, Capital Appreciation
                     Series 2010A, 0.000%, 12/15/30
          1,700   New Jersey Transportation Trust Fund Authority,                    No Opt. Call            AA-         1,927,443
                     Transportation System Bonds, Refunding Series 2006A,
                     5.500%, 12/15/22
          2,600   New Jersey Transportation Trust Fund Authority,                    No Opt. Call            AA-         2,975,700
                     Transportation System Bonds, Series 2004B, 5.500%,
                     12/15/16 - NPFG Insured
          2,000   New Jersey Transportation Trust Fund Authority,                 12/15 at 100.00            AA-         2,186,300
                     Transportation System Bonds, Series 2005B, 5.250%,
                     12/15/18 - FGIC Insured
          1,110   New Jersey Transportation Trust Fund Authority,                  6/15 at 100.00            AAA         1,190,519
                     Transportation System Bonds, Series 2005D, 5.000%,
                     6/15/19 - AGM Insured
                  New Jersey Transportation Trust Fund Authority,
                  Transportation System Bonds, Series 2006C:
          8,090      0.000%, 12/15/28 - AMBAC Insured                                No Opt. Call            AA-         2,789,189
          6,000      0.000%, 12/15/32 - AGM Insured                                  No Opt. Call            AAA         1,733,400
          4,000      0.000%, 12/15/34 - AGM Insured                                  No Opt. Call            AAA         1,026,600

                                                           Nuveen Investments 41

    | Portfolio of Investments April 30, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED (continued)
$         4,000   New Jersey Transportation Trust Fund Authority,                 12/17 at 100.00            AA-   $     4,172,280
                     Transportation System Bonds, Series 2007A, 5.000%,
                     12/15/26 - AMBAC Insured
            780   Puerto Rico Convention Center District Authority, Hotel          7/16 at 100.00             A3           689,146
                     Occupancy Tax Revenue Bonds, Series 2006A, 4.500%,
                     7/01/36 - CIFG Insured
          2,745   Union County Improvement Authority, New Jersey, General          3/13 at 100.00            Aaa         2,775,168
                     Obligation Lease Revenue Bonds, Plainfield Park
                     Madison Redevelopment Project, Series 2003, 5.000%,
                     3/01/34 - AGM Insured
          2,445   Union County Improvement Authority, New Jersey, General          6/13 at 100.00            Aa1         2,648,057
                     Obligation Lease Revenue Bonds, Series 2003, 5.000%,
                     6/15/23
-----------------------------------------------------------------------------------------------------------------------------------
         88,360   Total Tax Obligation/Limited                                                                          71,002,576
-----------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 22.4% (15.2% OF TOTAL INVESTMENTS)
          2,750   Casino Reinvestment Development Authority, New Jersey,           6/15 at 100.00              A         2,812,480
                     Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20
                     - NPFG Insured
          2,500   Delaware River and Bay Authority, Delaware and New               1/15 at 100.00             A+         2,587,075
                     Jersey, Revenue Bonds, Series 2005, 5.000%,1/01/27 -
                     NPFG Insured
          3,000   New Jersey Transit Corporation, Certificates of                    No Opt. Call            Aa3         3,387,570
                     Participation, Federal Transit Administration Grants,
                     Series 2002A, 5.500%, 9/15/14 - AMBAC Insured
          1,875   New Jersey Transit Corporation, Lease Appropriation              9/15 at 100.00             A1         1,991,719
                     Bonds, Series 2005A, 5.000%, 9/15/18 - FGIC Insured
                  New Jersey Turnpike Authority, Revenue Bonds, Series
                  1991C:
            565      6.500%, 1/01/16 - NPFG Insured                                  No Opt. Call             A+           669,305
            345      6.500%, 1/01/16 - AMBAC Insured                                 No Opt. Call             A3           408,690
          5,750   New Jersey Turnpike Authority, Revenue Bonds, Series             7/13 at 100.00             A+         6,183,377
                     2003A, 5.000%, 1/01/19 - FGIC Insured
          2,500   New Jersey Turnpike Authority, Revenue Bonds, Series             1/20 at 100.00             A+         2,602,950
                     2009I, 5.000%, 1/01/35
          2,750   Passaic County Improvement Authority, New Jersey,                4/15 at 100.00            Aa3         2,825,185
                     Revenue Bonds, Paterson Parking Deck Facility, Series
                     2005, 5.000%, 4/15/35 - AGM Insured
          4,000   Port Authority of New York and New Jersey, Consolidated          6/15 at 101.00            Aa2         4,247,280
                     Revenue Bonds, One Hundred Fortieth Series 2005,
                     5.000%, 12/01/28 - SYNCORA GTY Insured
            585   Port Authority of New York and New Jersey, Consolidated          8/17 at 100.00            AAA           706,949
                     Revenue Bonds, One Hundred Forty Eighth Series 2008,
                     Trust 2920, 17.380%, 8/15/32 - AGM Insured (IF)
          1,000   Port Authority of New York and New Jersey, Consolidated          1/14 at 101.00            Aa2         1,035,440
                     Revenue Bonds, One Hundred Thirty-Fourth Series 2004,
                     5.000%, 7/15/34
          2,000   Port Authority of New York and New Jersey, Consolidated          4/12 at 101.00            AAA         2,050,460
                     Revenue Bonds, One Hundred Twenty-Fifth Series 2002,
                     5.000%, 4/15/32 - AGM Insured
          8,000   Port Authority of New York and New Jersey, Special               6/10 at 100.00              A         7,999,279
                     Project Bonds, JFK International Air Terminal LLC,
                     Sixth Series 1997, 5.750%, 12/01/22 - NPFG Insured
                     (Alternative Minimum Tax)
            850   Trenton Parking Authority, Mercer County, New Jersey,           10/13 at 100.00             A2           845,648
                     Guaranteed Parking System Revenue Bonds, Series 2003,
                     5.000%, 10/01/24 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
         38,470   Total Transportation                                                                                  40,353,407
-----------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 24.8% (16.9% OF TOTAL INVESTMENTS) (5)
          2,075   Egg Harbor Township School District, Atlantic County,            4/15 at 100.00        Aa2 (5)         2,395,235
                     New Jersey, General Obligation Bonds, Series 2005,
                     5.000%, 4/01/27 (Pre-refunded 4/01/15) - NPFG Insured
            130   Essex County Improvement Authority, New Jersey, Lease           12/13 at 100.00        Aa2 (5)           148,095
                     Revenue Bonds, Series 2003, 5.125%,12/15/19
                     (Pre-refunded 12/15/13) - AGM Insured
                  Manalapan-Englishtown Regional Board of Education, New
                  Jersey, General Obligation Bonds, Series 2003:
          1,000      5.000%, 10/01/27 (Pre-refunded 10/01/13) - NPFG Insured      10/13 at 100.00          A (5)         1,128,180
          1,000      5.000%, 10/01/27 (Pre-refunded 10/01/13) - NPFG Insured      10/13 at 100.00         AA (5)         1,128,180

42 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED (5) (continued)
$         2,245   New Jersey Economic Development Authority, Revenue Bonds,          No Opt. Call        N/R (5)   $     2,807,866
                     Yeshiva Ktana of Passaic, Series 1993, 8.000%, 9/15/18
                     (ETM)
            595   New Jersey Educational Facilities Authority, Revenue             7/16 at 100.00          A (5)           689,676
                     Bonds, Kean University, Series 2005B, 5.000%, 7/01/30
                     (Pre-refunded 7/01/16) - NPFG Insured
          1,145   New Jersey Educational Facilities Authority, Revenue             7/14 at 100.00          A (5)         1,316,887
                     Bonds, Montclair State University, Series 2004L,
                     5.125%, 7/01/19 (Pre-refunded 7/01/14) - NPFG Insured
          2,080   New Jersey Educational Facilities Authority, Revenue             7/15 at 100.00         A2 (5)         2,407,662
                     Bonds, Montclair State University, Series 2005F,
                     5.000%, 7/01/32 (Pre-refunded 7/01/15) - FGIC Insured
            400   New Jersey Educational Facilities Authority, Revenue             7/14 at 100.00         A+ (5)           458,028
                     Bonds, Rowan University, Series 2004C, 5.000%, 7/01/20
                     (Pre-refunded 7/01/14) - NPFG Insured
          4,950   New Jersey Environmental Infrastructure Trust,                   9/11 at 101.00            AAA         5,278,531
                     Environmental Infrastructure Bonds, Series 2001A,
                     4.750%, 9/01/20 (Pre-refunded 9/01/11)
                  New Jersey Health Care Facilities Financing Authority,
                  Revenue Bonds, Capital Health System Obligated Group,
                  Series 2003A:
            750      5.000%, 7/01/26 (Pre-refunded 7/01/13)                        7/13 at 100.00        N/R (5)           824,693
          1,670      5.375%, 7/01/33 (Pre-refunded 7/01/13)                        7/13 at 100.00        N/R (5)         1,855,537
          3,000   New Jersey Health Care Facilities Financing Authority,           7/12 at 100.00         A2 (5)         3,324,360
                     Revenue Bonds, South Jersey Hospital System, Series
                     2002, 5.875%, 7/01/21 (Pre-refunded 7/01/12)
          1,270   New Jersey Health Care Facilities Financing Authority,             No Opt. Call        N/R (5)         1,478,229
                     Revenue Bonds, St. Clare's Hospital, Series 2004A,
                     5.250%, 7/01/20 - RAAI Insured (ETM)
                  New Jersey Turnpike Authority, Revenue Bonds, Series
                  1991C:
            465      6.500%, 1/01/16 (ETM)                                           No Opt. Call            AAA           567,267
            195      6.500%, 1/01/16 - NPFG Insured (ETM)                            No Opt. Call         A+ (5)           240,804
            120      6.500%, 1/01/16 - AMBAC Insured (ETM)                           No Opt. Call         A3 (5)           146,392
          6,590      6.500%, 1/01/16 (ETM)                                           No Opt. Call            AAA         7,632,801
          1,760      6.500%, 1/01/16 - AMBAC Insured (ETM)                           No Opt. Call             A3         2,030,846
            750   Newark Housing Authority, New Jersey, Port Authority             1/14 at 100.00        AA- (5)           851,325
                     Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21
                     (Pre-refunded 1/01/14) - NPFG Insured
          2,125   Puerto Rico Electric Power Authority, Power Revenue              7/15 at 100.00            AAA         2,470,015
                     Bonds, Series 2005RR, 5.000%, 7/01/35 (Pre-refunded
                     7/01/15) - FGIC Insured
                  Tobacco Settlement Financing Corporation, New Jersey,
                  Tobacco Settlement Asset-Backed Bonds, Series 2003:
          2,370      6.125%, 6/01/24 (Pre-refunded 6/01/12)                        6/12 at 100.00            AAA         2,444,845
          2,250      6.375%, 6/01/32 (Pre-refunded 6/01/13)                        6/13 at 100.00            AAA         2,567,610
            350   Trenton Parking Authority, Mercer County, New Jersey,           10/13 at 100.00         A2 (5)           394,863
                     Guaranteed Parking System Revenue Bonds, Series 2003,
                     5.000%, 10/01/24 (Pre-refunded 10/01/13) - FGIC
                     Insured
-----------------------------------------------------------------------------------------------------------------------------------
         39,285   Total U.S. Guaranteed                                                                                 44,587,927
-----------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 0.7% (0.5% OF TOTAL INVESTMENTS)
          1,250   New Jersey Economic Development Authority, Pollution               No Opt. Call           Baa1         1,299,675
                     Control Revenue Refunding Bonds, Public Service
                     Electric and Gas Company, Series 2001A, 5.000%,
                     3/01/12
-----------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 8.1% (5.5% OF TOTAL INVESTMENTS)
                  Bayonne Municipal Utilities Authority, New Jersey, Water
                  System Revenue Refunding Bonds, Series 2003A:
          1,450      5.000%, 4/01/19 - SYNCORA GTY Insured                         4/13 at 100.00            N/R         1,472,548
          1,250      5.000%, 4/01/24 - SYNCORA GTY Insured                         4/13 at 100.00            N/R         1,243,750
          1,000   Jersey City Sewer Authority, Hudson County, New Jersey,            No Opt. Call            N/R         1,090,560
                     Sewer Revenue Refunding Bonds, Series 1993, 6.250%,
                     1/01/14 - AMBAC Insured
          3,100   New Jersey Economic Development Authority, Water                 9/10 at 100.00           Baa1         3,100,775
                     Facilities Revenue Refunding Bonds, Hackensack Water
                     Company, Series 1994B, 5.900%, 3/01/24 - NPFG Insured
                     (Alternative Minimum Tax)

                                                           Nuveen Investments 43

    | Portfolio of Investments April 30, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER (continued)
$         1,650   New Jersey Water Supply Authority, Water Supply Authority        8/15 at 100.00             AA   $     1,724,201
                     Bonds, Manasquan Reservoir, Series 2005, 5.000%,
                     8/01/31 - NPFG Insured
          3,500   North Hudson Sewerage Authority, New Jersey, Sewerage            8/12 at 100.00            N/R         3,558,555
                     Revenue Refunding Bonds, Series 2002A, 5.250%, 8/01/19 -
                     FGIC Insured
            630   Stony Brook Regional Sewer Authority, Princeton, New Jersey,       No Opt. Call            Aa1           670,301
                     Revenue Refunding Bonds, Series 1993B, 5.450%, 12/01/12
          1,500   Wanaque Valley Regional Sewer Authority, Passaic County, New       No Opt. Call             A1         1,642,230
                     Jersey, Sewer Revenue Refunding Bonds, Series 1993B,
                     5.750%, 9/01/18 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
         14,080   Total Water and Sewer                                                                                 14,502,920
-----------------------------------------------------------------------------------------------------------------------------------
$       276,660   Total Investments (cost $259,328,432) - 147.1%                                                       264,728,754
===============--------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 1.7%                                                                   3,170,438
                  -----------------------------------------------------------------------------------------------------------------
                  Auction Rate Preferred Shares, at Liquidation Value -                                                (87,875,000)
                     (48.8)% (6)
                  -----------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                    $   180,024,192
                  =================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Investment, or portion of investment, has been pledged to collateralize for inverse floating rate transactions.

(5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.2%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

44 Nuveen Investments

NXJ | Nuveen New Jersey Dividend Advantage Municipal Fund
    | Portfolio of Investments April 30, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER DISCRETIONARY - 0.3% (0.2% OF TOTAL INVESTMENTS)
                  Middlesex County Improvement Authority, New Jersey, Senior
                  Revenue Bonds, Heldrich Center Hotel/Conference Center
                  Project, Series 2005A:
$           260      5.000%, 1/01/32                                               1/15 at 100.00             B3   $       146,702
            230      5.125%, 1/01/37                                               1/15 at 100.00             B3           129,959
-----------------------------------------------------------------------------------------------------------------------------------
            490   Total Consumer Discretionary                                                                             276,661
-----------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 3.8% (2.6% OF TOTAL INVESTMENTS)
                  Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                  Settlement Asset-Backed Bonds, Series 2007-1A:
          2,095      4.750%, 6/01/34                                               6/17 at 100.00            BBB         1,502,429
          3,000      5.000%, 6/01/41                                               6/17 at 100.00            BBB         2,085,090
-----------------------------------------------------------------------------------------------------------------------------------
          5,095   Total Consumer Staples                                                                                 3,587,519
-----------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 17.7% (12.4% OF TOTAL
                     INVESTMENTS)
            250   New Jersey Educational Facilities Authority, Revenue Bonds,      7/14 at 100.00            N/R           249,053
                     Fairleigh Dickinson University, Series 2004C, 5.500%,
                     7/01/23
            325   New Jersey Educational Facilities Authority, Revenue Bonds,      7/17 at 100.00           BBB+           317,164
                     Georgian Court University, Series 2007D, 5.250%, 7/01/37
                  New Jersey Educational Facilities Authority, Revenue Bonds,
                  Kean University, Series 2007D:
          1,115      5.000%, 7/01/32 - FGIC Insured                                7/17 at 100.00              A         1,128,993
            735      5.000%, 7/01/39 - FGIC Insured                                7/17 at 100.00              A           738,910
             60   New Jersey Educational Facilities Authority, Revenue Bonds,      7/14 at 100.00              A            62,729
                     Montclair State University, Series 2004L, 5.125%, 7/01/21
                     - NPFG Insured
            970   New Jersey Educational Facilities Authority, Revenue Bonds,      7/16 at 100.00             A2           976,072
                     Montclair State University, Series 2006A, 5.000%, 7/01/36
                     - AMBAC Insured
          1,000   New Jersey Educational Facilities Authority, Revenue Bonds,      7/11 at 100.00             A+         1,042,160
                     New Jersey Institute of Technology, Series 2001G, 5.250%,
                     7/01/18 - NPFG Insured
          1,000   New Jersey Educational Facilities Authority, Revenue Bonds,      1/14 at 100.00             A+         1,037,560
                     New Jersey Institute of Technology, Series 2004B, 5.000%,
                     7/01/21 - AMBAC Insured
          1,085   New Jersey Educational Facilities Authority, Revenue Bonds,      7/11 at 101.00             A+         1,093,799
                     Rowan College, Series 2001C, 5.000%, 7/01/31 - FGIC
                     Insured
            630   New Jersey Educational Facilities Authority, Revenue Bonds,      7/14 at 100.00              A           665,608
                     William Paterson University, Series 2004A, 5.125%, 7/01/19
                     - FGIC Insured
            300   New Jersey Educational Facilities Authority, Revenue             7/12 at 100.00           Baa1           305,532
                     Refunding Bonds, Rider University, Series 2002A, 5.000%,
                     7/01/17 - RAAI Insured
            200   New Jersey Educational Facilities Authority, Revenue             7/11 at 100.00              A           208,670
                     Refunding Bonds, Seton Hall University Project, Series
                     2001A, 5.250%, 7/01/16 - AMBAC Insured
                  New Jersey Educational Facilities Authority, Revenue
                  Refunding Bonds, Seton Hall University Project, Series 2001G:
          3,820      4.875%, 7/01/21 - AMBAC Insured                               7/11 at 100.00              A         3,854,571
          1,600      5.000%, 7/01/26 - AMBAC Insured                               7/11 at 100.00              A         1,619,952
            270   New Jersey Higher Education Assistance Authority, Student       12/19 at 100.00             AA           277,862
                     Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25
            300   New Jersey Higher Education Assistance Authority, Student        6/19 at 100.00             AA           362,238
                     Loan Revenue Bonds, Tender Option Bond Trust PA-4643.,
                     19.310%, 6/01/30 (IF) (4)
                  Puerto Rico Industrial, Tourist, Educational, Medical and
                  Environmental Control Facilities Financing Authority, Higher
                  Education Revenue Bonds, University of the Sacred Heart,
                  Series 2001:
          2,000      5.250%, 9/01/21                                               9/11 at 100.00            BBB         2,005,980
            500      5.250%, 9/01/31                                               9/11 at 100.00            BBB           486,210
            500   Puerto Rico Industrial, Tourist, Educational, Medical and       12/12 at 101.00           BBB-           468,785
                     Environmental Control Facilities Financing Authority,
                     Higher Education Revenue Refunding Bonds, Ana G. Mendez
                     University System, Series 2002, 5.500%, 12/01/31
-----------------------------------------------------------------------------------------------------------------------------------
         16,660   Total Education and Civic Organizations                                                               16,901,848
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 45

    | Portfolio of Investments April 30, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  ENERGY - 1.1% (0.7% OF TOTAL INVESTMENTS)
$         1,000   Virgin Islands, Senior Secured Revenue Bonds, Government         1/13 at 100.00           Baa3   $     1,014,510
                     Refinery Facilities - Hovensa LLC Coker, Series 2002,
                     6.500%, 7/01/21 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                  FINANCIALS - 1.8% (1.3% OF TOTAL INVESTMENTS)
            850   New Jersey Economic Development Authority, Economic             11/10 at 100.00            N/R           693,320
                     Development Revenue Bonds, Glimcher Properties LP, Series
                     1998, 6.000%, 11/01/28 (Alternative Minimum Tax)
            250   New Jersey Economic Development Authority, Industrial            7/10 at 100.00            Ba1           250,335
                     Development Revenue Refunding Bonds, Newark Airport
                     Marriott Hotel, Series 1996, 7.000%, 10/01/14
            750   New Jersey Economic Development Authority, Revenue Refunding       No Opt. Call           Baa3           768,135
                     Bonds, Kapkowski Road Landfill Project, Series 2002,
                     5.750%, 10/01/21
-----------------------------------------------------------------------------------------------------------------------------------
          1,850   Total Financials                                                                                       1,711,790
-----------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 22.4% (15.7% OF TOTAL INVESTMENTS)
            310   Camden County Improvement Authority, New Jersey, Revenue         8/14 at 100.00            BBB           308,379
                     Bonds, Cooper Health System, Series 2004A, 5.750%,
                     2/15/34
            560   New Jersey Health Care Facilities Finance Authority, Revenue     7/18 at 100.00             A1           563,321
                     Bonds, AHS Hospital Corporation, Series 2008A, 5.000%,
                     7/01/27
            370   New Jersey Health Care Facilities Financing Authority,           7/19 at 100.00            AAA           464,091
                     Hospital Revenue Bonds, Virtua Health, Tender Option Bond
                     Trust 3018., 19.397%, 7/01/38 - AGC Insured (IF)
            865   New Jersey Health Care Facilities Financing Authority,           7/17 at 100.00             A+           866,488
                     Revenue Bonds, Atlanticare Regional Medical Center,
                     Series 2007, 5.000%, 7/01/37
          1,500   New Jersey Health Care Facilities Financing Authority,           7/17 at 100.00            Aa3         1,526,115
                     Revenue Bonds, CentraState Medical Center, Series 2006A,
                     5.000%, 7/01/30 - AGC Insured
            130   New Jersey Health Care Facilities Financing Authority,           7/15 at 100.00           Baa3           125,789
                     Revenue Bonds, Children's Specialized Hospital, Series
                     2005A, 5.500%, 7/01/36
            180   New Jersey Health Care Facilities Financing Authority,           7/16 at 100.00             A-           173,938
                     Revenue Bonds, Hunterdon Medical Center, Series 2006,
                     5.125%, 7/01/35
            400   New Jersey Health Care Facilities Financing Authority,           7/16 at 100.00             A-           378,760
                     Revenue Bonds, Hunterdon Medical Center, Series 2006B,
                     5.000%, 7/01/36
          3,500   New Jersey Health Care Facilities Financing Authority,           7/11 at 100.00             A2         3,519,950
                     Revenue Bonds, Kennedy Health System Obligated Group,
                     Series 2001, 5.625%, 7/01/31
                  New Jersey Health Care Facilities Financing Authority,
                  Revenue Bonds, Robert Wood Johnson University Hospital,
                  Series 2000:
            750      5.750%, 7/01/25                                               7/10 at 100.00             A2           751,200
          3,000      5.750%, 7/01/31                                               7/10 at 100.00             A2         3,003,150
            445   New Jersey Health Care Facilities Financing Authority,           1/17 at 100.00            BB+           363,970
                     Revenue Bonds, Saint Barnabas Health Care System, Series
                     2006A, 5.000%, 7/01/29
            700   New Jersey Health Care Facilities Financing Authority,           7/18 at 100.00           BBB-           720,118
                     Revenue Bonds, Saint Joseph's Healthcare System Obligated
                     Group Issue, Series 2008, 6.625%, 7/01/38
            895   New Jersey Health Care Facilities Financing Authority,           7/13 at 100.00            N/R           848,567
                     Revenue Bonds, Shore Memorial Health System, Series 2003,
                     5.000%, 7/01/23 - RAAI Insured
          2,000   New Jersey Health Care Facilities Financing Authority,           7/13 at 100.00            Ba2         1,625,020
                     Revenue Bonds, Somerset Medical Center, Series 2003,
                     5.500%, 7/01/33
                  New Jersey Health Care Facilities Financing Authority,
                  Revenue Bonds, South Jersey Hospital System, Series 2006:
            665      5.000%, 7/01/36                                               7/16 at 100.00             A2           651,640
            615      5.000%, 7/01/46                                               7/16 at 100.00             A2           590,935
          1,100   New Jersey Health Care Facilities Financing Authority,           7/10 at 100.00           Baa2         1,102,156
                     Revenue Bonds, St. Peter's University Hospital,
                     Series 2000A, 6.875%, 7/01/20
          2,500   New Jersey Health Care Facilities Financing Authority,           7/10 at 100.00             A2         2,501,675
                     Revenue Refunding Bonds, Burdette Tomlin Memorial
                     Hospital, Series 1999, 5.500%, 7/01/29
          1,280   New Jersey Health Facilities Financing Authority, Revenue        7/18 at 100.00            AAA         1,296,179
                     Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38 -
                     AGC Insured
-----------------------------------------------------------------------------------------------------------------------------------
         21,765   Total Health Care                                                                                    21,381,441
-----------------------------------------------------------------------------------------------------------------------------------

46 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 2.7% (1.9% OF TOTAL INVESTMENTS)
$           585   Burlington County Bridge Commission, New Jersey, Economic        1/18 at 100.00            N/R   $       506,230
                     Development Revenue Bonds, The Evergreens Project, Series
                     2007, 5.625%, 1/01/38
            250   New Jersey Economic Development Authority, First Mortgage       11/14 at 100.00            N/R           248,783
                     Revenue Bonds, Winchester Gardens at Wards Homestead,
                     Series 2004A, 5.800%, 11/01/31
                  New Jersey Economic Development Authority, Revenue Bonds,
                  Masonic Charity Foundation of New Jersey, Series 2001:
          1,000      6.000%, 6/01/25                                               6/11 at 102.00             A-         1,029,950
            335      5.500%, 6/01/31                                               6/11 at 102.00             A-           335,827
            500   New Jersey Economic Development Authority, Revenue Bonds,        7/10 at 100.00            BB+           430,715
                     United Methodist Homes of New Jersey Obligated Group,
                     Series 1998, 5.125%, 7/01/25
-----------------------------------------------------------------------------------------------------------------------------------
          2,670   Total Long-Term Care                                                                                   2,551,505
-----------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 2.5% (1.8% OF TOTAL INVESTMENTS)
          1,000   Jersey City, New Jersey, General Obligation Bonds, Series        9/16 at 100.00            Aa3         1,066,790
                     2006A, 5.000%, 9/01/22 - AMBAC Insured
          1,350   Puerto Rico, General Obligation and Public Improvement Bonds,    7/11 at 100.00            AAA         1,359,491
                     Series 2001, 5.250%, 7/01/27 - AGM Insured
-----------------------------------------------------------------------------------------------------------------------------------
          2,350   Total Tax Obligation/General                                                                           2,426,281
-----------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 31.0% (21.6% OF TOTAL INVESTMENTS)
            600   Bergen County Improvement Authority, New Jersey, Guaranteed        No Opt. Call            Aaa           713,118
                     Lease Revenue Bonds, County Administration Complex
                     Project, Series 2005, 5.000%, 11/15/26
          1,745   Burlington County Bridge Commission, New Jersey, Guaranteed     12/13 at 100.00             AA         1,933,181
                     Pooled Loan Bonds, Series 2003, 5.000%, 12/01/18 - NPFG
                     Insured
          1,000   Camden County Improvement Authority, New Jersey, County          9/15 at 100.00            AAA         1,127,860
                     Guaranteed Lease Revenue Bonds, Series 2005A, 5.000%,
                     9/01/16 - AGM Insured
          1,100   Casino Reinvestment Development Authority, New Jersey, Hotel     1/15 at 102.00             A-         1,185,261
                     Room Fee Revenue Bonds, Series 2004, 5.250%, 1/01/16 -
                     AMBAC Insured
            620   Essex County Improvement Authority, New Jersey, Project            No Opt. Call            Aa2           690,407
                     Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22
                     - AMBAC Insured
            815   Garden State Preservation Trust, New Jersey, Open Space and        No Opt. Call            AAA           958,570
                     Farmland Preservation Bonds, Series 2005C, 5.125%,
                     11/01/18 - AGM Insured
          1,785   New Jersey Building Authority, State Building Revenue Bonds,     6/16 at 100.00            AA-         1,842,834
                     Series 2007A, 5.000%, 6/15/27
                  New Jersey Economic Development Authority, Cigarette Tax
                  Revenue Bonds, Series 2004:
            615      5.500%, 6/15/24                                               6/12 at 100.00            BBB           611,378
          1,200      5.750%, 6/15/34                                               6/14 at 100.00            BBB         1,167,876
          1,200   New Jersey Economic Development Authority, Revenue Bonds,        7/14 at 100.00              A         1,332,660
                     Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 -
                     NPFG Insured
                  New Jersey Economic Development Authority, Revenue Bonds,
                  Newark Downtown District Management Corporation Project,
                  Series 2007:
             65      5.125%, 6/15/27                                               6/17 at 100.00           Baa3            59,090
            115      5.125%, 6/15/37                                               6/17 at 100.00           Baa3            98,324
                  New Jersey Economic Development Authority, School Facilities
                  Construction Financing Program Bonds, Series 2007U:
            615      5.000%, 9/01/37 - AMBAC Insured                               9/17 at 100.00            AA-           628,979
          1,235      5.000%, 9/01/37                                               9/17 at 100.00            AA-         1,263,072
            525   New Jersey Educational Facilities Authority, Revenue Bonds,        No Opt. Call            AAA           598,133
                     Higher Education Capital Improvement Fund, Refunding
                     Series 2005A, 5.000%, 9/01/15 - AGM Insured
                  New Jersey Health Care Facilities Financing Authority, Lease
                  Revenue Bonds, Department of Human Services - Greystone Park
                  Psychiatric Hospital, Series 2005:
            925      5.000%, 9/15/18 - AMBAC Insured                               9/15 at 100.00            AA-           974,330
          1,400      5.000%, 9/15/24 - AMBAC Insured                               9/15 at 100.00            AA-         1,426,992
            250   New Jersey Health Care Facilities Financing Authority, State    10/18 at 100.00            AA-           253,213
                     Contract Bonds, Hospital Asset Transformatiom Program,
                     Series 2008A, 5.250%, 10/01/38

                                                           Nuveen Investments 47

    | Portfolio of Investments April 30, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED (continued)
                  New Jersey Transportation Trust Fund Authority, Federal
                  Highway Aid Grant Anticipation Bonds, Series 2006:
$           350      5.000%, 6/15/17 - FGIC Insured                                6/16 at 100.00            Aa3   $       385,515
            610      5.000%, 6/15/18 - FGIC Insured                                6/16 at 100.00            Aa3           665,156
          6,000   New Jersey Transportation Trust Fund Authority,                    No Opt. Call            AA-         1,947,780
                     Transportation System Bonds, Capital Appreciation Series
                     2010A, 0.000%, 12/15/30
          1,300   New Jersey Transportation Trust Fund Authority,                    No Opt. Call            AA-         1,473,927
                     Transportation System Bonds, Refunding Series 2006A,
                     5.500%, 12/15/22
          1,300   New Jersey Transportation Trust Fund Authority,                    No Opt. Call            AA-         1,487,850
                     Transportation System Bonds, Series 2004B, 5.500%,
                     12/15/16 - NPFG Insured
          1,280   New Jersey Transportation Trust Fund Authority,                  6/15 at 100.00            AAA         1,372,851
                     Transportation System Bonds, Series 2005D, 5.000%, 6/15/19
                     - AGM Insured
                  New Jersey Transportation Trust Fund Authority,
                  Transportation System Bonds, Series 2006C:
          4,315      0.000%, 12/15/28 - AMBAC Insured                                No Opt. Call            AA-         1,487,683
          3,000      0.000%, 12/15/32 - AGM Insured                                  No Opt. Call            AAA           866,700
          6,000      0.000%, 12/15/34 - AGM Insured                                  No Opt. Call            AAA         1,539,900
          1,000   New Jersey Transportation Trust Fund Authority,                 12/17 at 100.00            AA-         1,043,070
                     Transportation System Bonds, Series 2007A, 5.000%,
                     12/15/26 - AMBAC Insured
            405   Puerto Rico Convention Center District Authority, Hotel          7/16 at 100.00             A3           357,826
                     Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36
                     - CIFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
         41,370   Total Tax Obligation/Limited                                                                          29,493,536
-----------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 20.7% (14.4% OF TOTAL INVESTMENTS)
                  Delaware River and Bay Authority, Delaware and New Jersey,
                  Revenue Bonds, Series 2005:
          1,000      5.000%, 1/01/25 - NPFG Insured                                1/15 at 100.00             A+         1,036,550
          1,000      5.000%, 1/01/26 - NPFG Insured                                1/15 at 100.00             A+         1,033,120
            500      5.000%, 1/01/27 - NPFG Insured                                1/15 at 100.00             A+           517,415
            900   New Jersey Economic Development Authority, Special Facilities   11/10 at 101.00              B           900,693
                     Revenue Bonds, Continental Airlines Inc., Series 2000,
                     7.000%, 11/15/30 (Alternative Minimum Tax)
          1,000   New Jersey Transit Corporation, Certificates of                    No Opt. Call            Aa3         1,129,190
                     Participation, Federal Transit Administration Grants,
                     Series 2002A, 5.500%, 9/15/14 - AMBAC Insured
          1,000   New Jersey Transit Corporation, Lease Appropriation Bonds,       9/15 at 100.00             A1         1,062,250
                     Series 2005A, 5.000%, 9/15/18 - FGIC Insured
             50   New Jersey Turnpike Authority, Revenue Bonds, Series 1991C,        No Opt. Call             A+            59,231
                     6.500%, 1/01/16 - NPFG Insured
          3,000   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,      7/13 at 100.00             A+         3,226,110
                     5.000%, 1/01/19 - FGIC Insured
            300   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,        No Opt. Call            AAA           340,464
                     5.250%, 1/01/29 - AGM Insured
          1,000   New Jersey Turnpike Authority, Revenue Bonds, Series 2009I,      1/20 at 100.00             A+         1,041,180
                     5.000%, 1/01/35
            310   Port Authority of New York and New Jersey, Consolidated          8/17 at 100.00            Aa2           374,623
                     Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust
                     2920., 17.380%, 8/15/32 - AGM Insured (IF)
            500   Port Authority of New York and New Jersey, Consolidated          1/14 at 101.00            Aa2           517,720
                     Revenue Bonds, One Hundred Thirty-Fourth Series 2004,
                     5.000%, 7/15/34
          5,000   Port Authority of New York and New Jersey, Special Project       6/10 at 100.00              A         4,999,550
                     Bonds, JFK International Air Terminal LLC, Sixth Series
                     1997, 5.750%, 12/01/22 - NPFG Insured (Alternative Minimum
                     Tax)
          3,435   South Jersey Transportation Authority New Jersey,                5/10 at 101.00             A-         3,471,411
                     Transportation System Revenue Bonds, Series 1999, 5.125%,
                     11/01/22 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
         18,995   Total Transportation                                                                                  19,709,507
-----------------------------------------------------------------------------------------------------------------------------------

48 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 17.1% (12.0% OF TOTAL INVESTMENTS) (5)
$           385   New Jersey Educational Facilities Authority, Revenue Bonds,      7/16 at 100.00          A (5)   $       446,261
                     Kean University, Series 2005B, 5.000%, 7/01/30
                     (Pre-refunded 7/01/16) - NPFG Insured
            690   New Jersey Educational Facilities Authority, Revenue Bonds,      7/14 at 100.00          A (5)           793,583
                     Montclair State University, Series 2004L, 5.125%, 7/01/21
                     (Pre-refunded 7/01/14) - NPFG Insured
                  New Jersey Educational Facilities Authority, Revenue Bonds,
                  Montclair State University, Series 2005F:
            700      5.000%, 7/01/17 (Pre-refunded 7/01/15) - FGIC Insured         7/15 at 100.00         A2 (5)           810,271
          1,000      5.000%, 7/01/24 (Pre-refunded 7/01/15) - FGIC Insured         7/15 at 100.00         A2 (5)         1,157,530
            520      5.000%, 7/01/32 (Pre-refunded 7/01/15) - FGIC Insured         7/15 at 100.00         A2 (5)           601,916
            625   New Jersey Educational Facilities Authority, Revenue Bonds,      7/14 at 100.00         A+ (5)           715,669
                     Rowan University, Series 2004C, 5.000%, 7/01/24
                     (Pre-refunded 7/01/14) - NPFG Insured
            890   New Jersey Health Care Facilities Financing Authority,           7/13 at 100.00        N/R (5)           988,879
                     Revenue Bonds, Capital Health System Obligated Group,
                     Series 2003A, 5.375%, 7/01/33 (Pre-refunded 7/01/13)
          1,350   New Jersey Health Care Facilities Financing Authority,           7/12 at 100.00         A2 (5)         1,495,962
                     Revenue Bonds, South Jersey Hospital System, Series 2002,
                     5.875%, 7/01/21 (Pre-refunded 7/01/12)
            845   New Jersey Health Care Facilities Financing Authority,             No Opt. Call        N/R (5)           983,546
                     Revenue Bonds, St. Clare's Hospital, Series 2004A, 5.250%,
                     7/01/20 - RAAI Insured (ETM)
                  New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
            130      6.500%, 1/01/16 (ETM)                                           No Opt. Call            AAA           158,591
             20      6.500%, 1/01/16 - NPFG Insured (ETM)                            No Opt. Call         A+ (5)            24,698
            905      6.500%, 1/01/16 (ETM)                                           No Opt. Call            AAA         1,048,207
            375   Newark Housing Authority, New Jersey, Port Authority Terminal    1/14 at 100.00        AA- (5)           425,663
                     Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded
                     1/01/14) - NPFG Insured
          1,500   Puerto Rico Infrastructure Financing Authority, Special         10/10 at 101.00            AAA         1,547,805
                     Obligation Bonds, Series 2000A, 5.500%, 10/01/40
                     (Pre-refunded 10/01/10)
          2,150   Puerto Rico, General Obligation and Public Improvement Bonds,    7/11 at 100.00            AAA         2,272,185
                     Series 2001, 5.250%, 7/01/27 (Pre-refunded 7/01/11) - AGM
                     Insured
                  Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                  Settlement Asset-Backed Bonds, Series 2003:
          1,510      6.125%, 6/01/24 (Pre-refunded 6/01/12)                        6/12 at 100.00            AAA         1,557,686
          1,125      6.375%, 6/01/32 (Pre-refunded 6/01/13)                        6/13 at 100.00            AAA         1,283,805
-----------------------------------------------------------------------------------------------------------------------------------
         14,720   Total U.S. Guaranteed                                                                                 16,312,257
-----------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 0.8% (0.6% OF TOTAL INVESTMENTS)
            750   New Jersey Economic Development Authority, Pollution Control       No Opt. Call           Baa1           779,805
                     Revenue Refunding Bonds, Public Service Electric and Gas
                     Company, Series 2001A, 5.000%, 3/01/12
-----------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 21.2% (14.8% OF TOTAL INVESTMENTS)
            225   Guam Government Waterworks Authority, Water and Wastewater       7/15 at 100.00            Ba2           230,490
                     System Revenue Bonds, Series 2005, 6.000%, 7/01/25
          4,635   New Jersey Economic Development Authority, Water Facilities      5/10 at 100.00            N/R         4,380,909
                     Revenue Bonds, American Water Company, Series 1997B,
                     5.375%, 5/01/32 - FGIC Insured (Alternative Minimum Tax)
          7,000   New Jersey Economic Development Authority, Water Facilities      8/10 at 100.00              A         6,889,960
                     Revenue Bonds, Middlesex Water Company, Series 1998,
                     5.350%, 2/01/38 - NPFG Insured (Alternative Minimum Tax)

                                                           Nuveen Investments 49

    | Portfolio of Investments April 30, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER (continued)
$           390   New Jersey Environmental Infrastructure Trust, Environmental     9/10 at 100.00            AAA   $       393,116
                     Infrastructure Bonds, Series 1998A, 4.500%, 9/01/18
         15,840   North Hudson Sewerage Authority, New Jersey, Sewerage Revenue      No Opt. Call           Baa1         8,315,680
                     Refunding Bonds, Series 2001A, 0.000%, 8/01/23 - NPFG
                     Insured
-----------------------------------------------------------------------------------------------------------------------------------
         28,090   Total Water and Sewer                                                                                 20,210,155
-----------------------------------------------------------------------------------------------------------------------------------
$       155,805   Total Investments (cost $135,829,186) - 143.1%                                                       136,356,815
===============--------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 3.0%                                                                   2,868,271
                  -----------------------------------------------------------------------------------------------------------------
                  Auction Rate Preferred Shares, at Liquidation Value - (46.1)% (6)                                    (43,925,000)
                  -----------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                     $   95,300,086
                  =================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Investment, or portion of investment, has been pledged to collateralize for inverse floating rate transactions.

(5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.2%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

50 Nuveen Investments

NUJ | Nuveen New Jersey Dividend Advantage Municipal Fund 2
    | Portfolio of Investments April 30, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER DISCRETIONARY - 0.3% (0.2% OF TOTAL INVESTMENTS)
                  Middlesex County Improvement Authority, New Jersey, Senior
                  Revenue Bonds, Heldrich Center Hotel/Conference Center
                  Project, Series 2005A:
$           180      5.000%, 1/01/32                                               1/15 at 100.00             B3   $       101,563
            150      5.125%, 1/01/37                                               1/15 at 100.00             B3            84,756
-----------------------------------------------------------------------------------------------------------------------------------
            330   Total Consumer Discretionary                                                                             186,319
-----------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 3.4% (2.3% OF TOTAL INVESTMENTS)
                  Tobacco Settlement Financing Corporation, New Jersey,
                  Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
            950      4.750%, 6/01/34                                               6/17 at 100.00            BBB           681,293
          2,200      5.000%, 6/01/41                                               6/17 at 100.00            BBB         1,529,066
-----------------------------------------------------------------------------------------------------------------------------------
          3,150   Total Consumer Staples                                                                                 2,210,359
-----------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 15.2% (10.4% OF TOTAL
                     INVESTMENTS)
          3,000   New Jersey Educational Facilities Authority, Revenue Bonds,      7/12 at 100.00              A         3,066,210
                     College of New Jersey Project, Series 2002C, 4.750%,
                     7/01/19 - FGIC Insured
            200   New Jersey Educational Facilities Authority, Revenue Bonds,      7/14 at 100.00            N/R           199,242
                     Fairleigh Dickinson University, Series 2004C, 5.500%,
                     7/01/23
                  New Jersey Educational Facilities Authority, Revenue Bonds,
                  Kean University, Series 2007D:
            790      5.000%, 7/01/32 - FGIC Insured                                7/17 at 100.00              A           799,915
            495      5.000%, 7/01/39 - FGIC Insured                                7/17 at 100.00              A           497,633
            575   New Jersey Educational Facilities Authority, Revenue Bonds,      1/14 at 100.00             A+           596,597
                     New Jersey Institute of Technology, Series 2004B, 5.000%,
                     7/01/21 - AMBAC Insured
            500   New Jersey Educational Facilities Authority, Revenue Bonds,      7/14 at 100.00              A           528,260
                     William Paterson University, Series 2004A, 5.125%,
                     7/01/19 - FGIC Insured
          1,090   New Jersey Educational Facilities Authority, Revenue             7/12 at 100.00           Baa1         1,110,100
                     Refunding Bonds, Rider University, Series 2002A, 5.000%,
                     7/01/17 - RAAI Insured
            180   New Jersey Higher Education Assistance Authority, Student       12/19 at 100.00             AA           185,242
                     Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25
            200   New Jersey Higher Education Assistance Authority, Student        6/19 at 100.00             AA           241,492
                     Loan Revenue Bonds, Tender Option Bond Trust PA-4643.,
                     19.310%, 6/01/30 (IF) (4)
          1,000   Puerto Rico Industrial, Tourist, Educational, Medical and        8/10 at 100.50           BBB-           997,500
                     Environmental Control Facilities Financing Authority,
                     Higher Education Revenue Bonds, Ana G. Mendez University
                     System, Series 1999, 5.375%, 2/01/19
          1,790   University of Medicine and Dentistry of New Jersey, Revenue     12/12 at 100.00           Baa2         1,739,289
                     Bonds, Series 2002A, 5.000%,12/01/31 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
          9,820   Total Education and Civic Organizations                                                                9,961,480
-----------------------------------------------------------------------------------------------------------------------------------
                  ENERGY - 1.6% (1.1% OF TOTAL INVESTMENTS)
          1,000   Virgin Islands, Senior Secured Revenue Bonds, Government         1/13 at 100.00           Baa3         1,014,510
                     Refinery Facilities - Hovensa LLC Coker, Series 2002,
                     6.500%, 7/01/21 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                  FINANCIALS - 4.9% (3.4% OF TOTAL INVESTMENTS)
            600   New Jersey Economic Development Authority, Economic             11/10 at 100.00            N/R           489,402
                     Development Revenue Bonds, Glimcher Properties LP, Series
                     1998, 6.000%, 11/01/28 (Alternative Minimum Tax)
          1,250   New Jersey Economic Development Authority, Industrial            7/10 at 100.00            Ba1         1,251,675
                     Development Revenue Refunding Bonds, Newark Airport
                     Marriott Hotel, Series 1996, 7.000%, 10/01/14
          1,450   New Jersey Economic Development Authority, Revenue Refunding       No Opt. Call           Baa3         1,485,061
                     Bonds, Kapkowski Road Landfill Project, Series 2002,
                     5.750%, 10/01/21
-----------------------------------------------------------------------------------------------------------------------------------
          3,300   Total Financials                                                                                       3,226,138
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 51

    | Portfolio of Investments April 30, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 29.4% (20.1% OF TOTAL INVESTMENTS)
$           220   Camden County Improvement Authority, New Jersey, Revenue         8/14 at 100.00            BBB   $       218,849
                     Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34
            400   New Jersey Health Care Facilities Finance Authority, Revenue     7/18 at 100.00             A1           402,372
                     Bonds, AHS Hospital Corporation, Series 2008A, 5.000%,
                     7/01/27
                  New Jersey Health Care Facilities Financing Authority,
                  FHA-Insured Mortgage Revenue Bonds, Jersey City Medical
                  Center, Series 2001:
            465      5.000%, 8/01/31 - AMBAC Insured                               8/11 at 100.00            N/R           468,790
          1,925      5.000%, 8/01/41 - AMBAC Insured                               8/11 at 100.00            N/R         1,868,578
            260   New Jersey Health Care Facilities Financing Authority,           7/19 at 100.00            AAA           326,118
                     Hospital Revenue Bonds, Virtua Health, Tender Option Bond
                     Trust 3018., 19.397%, 7/01/38 - AGC Insured (IF)
            610   New Jersey Health Care Facilities Financing Authority,           7/17 at 100.00             A+           611,049
                     Revenue Bonds, Atlanticare Regional Medical Center,
                     Series 2007, 5.000%, 7/01/37
          1,000   New Jersey Health Care Facilities Financing Authority,           7/17 at 100.00            Aa3         1,017,410
                     Revenue Bonds, CentraState Medical Center, Series 2006A,
                     5.000%, 7/01/30 - AGC Insured
             90   New Jersey Health Care Facilities Financing Authority,           7/15 at 100.00           Baa3            87,085
                     Revenue Bonds, Children's Specialized Hospital, Series
                     2005A, 5.500%, 7/01/36
            120   New Jersey Health Care Facilities Financing Authority,           7/16 at 100.00             A-           115,958
                     Revenue Bonds, Hunterdon Medical Center, Series 2006,
                     5.125%, 7/01/35
                  New Jersey Health Care Facilities Financing Authority,
                  Revenue Bonds, Kennedy Health System Obligated Group, Series
                  2001:
            400      5.500%, 7/01/21                                               7/11 at 100.00             A2           404,524
            140      5.625%, 7/01/31                                               7/11 at 100.00             A2           140,798
            510   New Jersey Health Care Facilities Financing Authority,           7/10 at 100.00            Aa3           510,235
                     Revenue Bonds, Meridian Health System Obligated Group,
                     Series 1999, 5.250%, 7/01/29 - AGM Insured
          1,185   New Jersey Health Care Facilities Financing Authority,           7/12 at 101.00            BB+         1,088,920
                     Revenue Bonds, Palisades Medical Center of New York
                     Presbyterian Healthcare System, Series 2002, 6.625%,
                     7/01/31
          3,500   New Jersey Health Care Facilities Financing Authority,           7/10 at 100.00             A2         3,503,675
                     Revenue Bonds, Robert Wood Johnson University Hospital,
                     Series 2000, 5.750%, 7/01/31
            500   New Jersey Health Care Facilities Financing Authority,           7/18 at 100.00           BBB-           514,370
                     Revenue Bonds, Saint Joseph's Healthcare System Obligated
                     Group Issue, Series 2008, 6.625%, 7/01/38
            630   New Jersey Health Care Facilities Financing Authority,           7/13 at 100.00            N/R           597,316
                     Revenue Bonds, Shore Memorial Health System, Series 2003,
                     5.000%, 7/01/23 - RAAI Insured
          1,520   New Jersey Health Care Facilities Financing Authority,           7/13 at 100.00            Ba2         1,235,015
                     Revenue Bonds, Somerset Medical Center, Series 2003,
                     5.500%, 7/01/33
                  New Jersey Health Care Facilities Financing Authority,
                  Revenue Bonds, South Jersey Hospital System, Series 2006:
            455      5.000%, 7/01/36                                               7/16 at 100.00             A2           445,859
            435      5.000%, 7/01/46                                               7/16 at 100.00             A2           417,978
            775   New Jersey Health Care Facilities Financing Authority,           7/10 at 100.00           Baa2           776,519
                     Revenue Bonds, St. Peter's University Hospital, Series
                     2000A, 6.875%, 7/01/20
          1,390   New Jersey Health Care Facilities Financing Authority,           7/12 at 100.00             A+         1,422,262
                     Revenue Refunding Bonds, Atlantic City Medical Center,
                     Series 2002, 5.750%, 7/01/25
          1,150   New Jersey Health Care Facilities Financing Authority,           1/12 at 100.00            N/R           944,564
                     Revenue Refunding Bonds, Bayshore Community Hospital,
                     Series 2002, 5.125%, 7/01/32 - RAAI Insured
            960   New Jersey Health Facilities Financing Authority, Revenue        7/18 at 100.00            AAA           972,134
                     Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38 -
                     AGC Insured
          1,100   Puerto Rico Industrial, Tourist, Educational, Medical and        6/10 at 100.00             A1         1,102,585
                     Environmental Control Facilities Financing Authority,
                     Adjustable Rate Industrial Revenue Bonds, American Home
                     Products Corporation, Series 1983A, 5.100%, 12/01/18
-----------------------------------------------------------------------------------------------------------------------------------
         19,740   Total Health Care                                                                                     19,192,963
-----------------------------------------------------------------------------------------------------------------------------------

52 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 2.9% (2.0% OF TOTAL INVESTMENTS)
$         1,920   New Jersey Housing and Mortgage Finance Agency, Multifamily      5/10 at 100.00             A+   $     1,920,480
                     Housing Revenue Bonds, Series 1997A, 5.650%, 5/01/40 -
                     AMBAC Insured (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 0.3% (0.2% OF TOTAL INVESTMENTS)
            225   New Jersey Housing and Mortgage Finance Agency, Single Family    4/17 at 100.00             AA           212,414
                     Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37
                     (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 8.7% (6.0% OF TOTAL INVESTMENTS)
            415   Burlington County Bridge Commission, New Jersey, Economic        1/18 at 100.00            N/R           359,120
                     Development Revenue Bonds, The Evergreens Project, Series
                     2007, 5.625%, 1/01/38
                  New Jersey Economic Development Authority, Revenue Bonds,
                  Masonic Charity Foundation of New Jersey, Series 2001:
          1,000      5.500%, 6/01/21                                               6/11 at 102.00             A-         1,023,840
          4,000      5.500%, 6/01/31                                               6/11 at 102.00             A-         4,009,880
            375   New Jersey Economic Development Authority, Revenue Bonds,        7/10 at 100.00            BB+           323,036
                     United Methodist Homes of New Jersey Obligated Group,
                     Series 1998, 5.125%, 7/01/25
-----------------------------------------------------------------------------------------------------------------------------------
          5,790   Total Long-Term Care                                                                                   5,715,876
-----------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 1.7% (1.2% OF TOTAL INVESTMENTS)
            700   Jersey City, New Jersey, General Obligation Bonds, Series        9/16 at 100.00            Aa3           746,753
                     2006A, 5.000%, 9/01/22 - AMBAC Insured
            385   Puerto Rico, General Obligation and Public Improvement Bonds,    7/11 at 100.00            AAA           388,407
                     Series 2001, 5.125%, 7/01/23 - AGM Insured
-----------------------------------------------------------------------------------------------------------------------------------
          1,085   Total Tax Obligation/General                                                                           1,135,160
-----------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 27.7% (19.0% OF TOTAL INVESTMENTS)
            400   Bergen County Improvement Authority, New Jersey, Guaranteed        No Opt. Call            Aaa           475,412
                     Lease Revenue Bonds, County Administration Complex
                     Project, Series 2005, 5.000%, 11/15/26
          1,000   Burlington County Bridge Commission, New Jersey, Guaranteed     12/13 at 100.00             AA         1,107,840
                     Pooled Loan Bonds, Series 2003, 5.000%, 12/01/18 - NPFG
                     Insured
            750   Casino Reinvestment Development Authority, New Jersey, Hotel     1/15 at 102.00             A-           808,133
                     Room Fee Revenue Bonds, Series 2004, 5.250%, 1/01/16 -
                     AMBAC Insured
            435   Essex County Improvement Authority, New Jersey, Project            No Opt. Call            Aa2           484,399
                     Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22
                     - AMBAC Insured
            530   Garden State Preservation Trust, New Jersey, Open Space and        No Opt. Call            AAA           623,365
                     Farmland Preservation Bonds, Series 2005C, 5.125%,
                     11/01/18 - AGM Insured
          1,305   New Jersey Building Authority, State Building Revenue Bonds,     6/16 at 100.00            AA-         1,352,959
                     Series 2007A, 5.000%, 6/15/26
                  New Jersey Economic Development Authority, Cigarette Tax
                  Revenue Bonds, Series 2004:
            435      5.500%, 6/15/24                                               6/12 at 100.00            BBB           432,438
            400      5.500%, 6/15/31                                               6/14 at 100.00            BBB           380,792
            700      5.750%, 6/15/34                                               6/14 at 100.00            BBB           681,261
                  New Jersey Economic Development Authority, Revenue Bonds,
                  Newark Downtown District Management Corporation Project,
                  Series 2007:
             50      5.125%, 6/15/27                                               6/17 at 100.00           Baa3            45,454
             75      5.125%, 6/15/37                                               6/17 at 100.00           Baa3            64,124
                  New Jersey Economic Development Authority, School Facilities
                  Construction Financing Program Bonds, Series 2007U:
            435      5.000%, 9/01/37 - AMBAC Insured                               9/17 at 100.00            AA-           444,888
            870      5.000%, 9/01/37                                               9/17 at 100.00            AA-           889,775
            350   New Jersey Educational Facilities Authority, Revenue Bonds,        No Opt. Call            AAA           398,755
                     Higher Education Capital Improvement Fund, Refunding
                     Series 2005A, 5.000%, 9/01/15 - AGM Insured
                  New Jersey Health Care Facilities Financing Authority, Lease
                  Revenue Bonds, Department of Human Services - Greystone Park
                  Psychiatric Hospital, Series 2005:
            655      5.000%, 9/15/18 - AMBAC Insured                               9/15 at 100.00            AA-           689,931
            985      5.000%, 9/15/24 - AMBAC Insured                               9/15 at 100.00            AA-         1,003,991
            200   New Jersey Health Care Facilities Financing Authority, State    10/18 at 100.00            AA-           202,570
                     Contract Bonds, Hospital Asset Transformatiom Program,
                     Series 2008A, 5.250%, 10/01/38

                                                           Nuveen Investments 53

    | Portfolio of Investments April 30, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED (continued)
                  New Jersey Transportation Trust Fund Authority, Federal
                  Highway Aid Grant Anticipation Bonds, Series 2006:
$           295      5.000%, 6/15/17 - FGIC Insured                                6/16 at 100.00            Aa3   $       324,934
            525      5.000%, 6/15/18 - FGIC Insured                                6/16 at 100.00            Aa3           572,471
          4,000   New Jersey Transportation Trust Fund Authority, Transportation     No Opt. Call            AA-         1,298,520
                     System Bonds, Capital Appreciation Series 2010A, 0.000%,
                     12/15/30
            800   New Jersey Transportation Trust Fund Authority, Transportation     No Opt. Call            AA-           907,032
                      System Bonds, Refunding Series 2006A, 5.500%, 12/15/22
            900   New Jersey Transportation Trust Fund Authority, Transportation     No Opt. Call            AA-         1,030,050
                     System Bonds, Series 2004B, 5.500%, 12/15/16 - NPFG Insured
            665   New Jersey Transportation Trust Fund Authority, Transportation   6/15 at 100.00            AAA           713,239
                     System Bonds, Series 2005D, 5.000%, 6/15/19 - AGM Insured
                  New Jersey Transportation Trust Fund Authority, Transportation
                  System Bonds, Series 2006C:
          3,040      0.000%, 12/15/28 - AMBAC Insured                                No Opt. Call            AA-         1,048,101
          2,000      0.000%, 12/15/32 - AGM Insured                                  No Opt. Call            AAA           577,800
          5,000      0.000%, 12/15/34 - AGM Insured                                  No Opt. Call            AAA         1,283,250
            290   Puerto Rico Convention Center District Authority, Hotel          7/16 at 100.00             A3           256,221
                     Occupancy Tax Revenue Bonds, Series 2006A, 4.500%,
                     7/01/36 - CIFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
         27,090   Total Tax Obligation/Limited                                                                          18,097,705
-----------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 25.9% (17.7% OF TOTAL INVESTMENTS)
            500   Delaware River and Bay Authority, Delaware and New Jersey,       1/15 at 100.00             A+           517,415
                     Revenue Bonds, Series 2005, 5.000%, 1/01/27 - NPFG Insured
            600   New Jersey Economic Development Authority, Special Facilities   11/10 at 101.00              B           600,462
                     Revenue Bonds, Continental Airlines Inc., Series 2000,
                     7.000%, 11/15/30 (Alternative Minimum Tax)
          1,000   New Jersey Transit Corporation, Certificates of Participation,     No Opt. Call            Aa3         1,129,190
                     Federal Transit Administration Grants, Series 2002A,
                     5.500%, 9/15/14 - AMBAC Insured
            765   New Jersey Transit Corporation, Lease Appropriation Bonds,       9/15 at 100.00             A1           812,621
                      Series 2005A, 5.000%, 9/15/18 - FGIC Insured
          2,000   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,      7/13 at 100.00             A+         2,150,740
                      5.000%, 1/01/19 - FGIC Insured
          1,500   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,        No Opt. Call            AAA         1,702,320
                     5.250%, 1/01/29 - AGM Insured
            500   Port Authority of New York and New Jersey, Consolidated          1/14 at 101.00            Aa2           517,720
                     Revenue Bonds, One Hundred Thirty-Fourth Series 2004,
                     5.000%, 7/15/34
          3,000   Port Authority of New York and New Jersey, Consolidated          4/12 at 101.00            AAA         3,154,470
                     Revenue Bonds, One Hundred Twenty-Fifth Series 2002,
                     5.000%, 10/15/26 - AGM Insured
          2,000   Port Authority of New York and New Jersey, Consolidated          6/14 at 100.00            Aa2         2,013,540
                     Revenue Bonds, One Hundred Twenty-Seventh Series 2002,
                     5.125%, 6/15/37 - AMBAC Insured (Alternative Minimum Tax)
                  Port Authority of New York and New Jersey, Special Project
                  Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
          4,000      7.000%, 12/01/12 - NPFG Insured (Alternative Minimum Tax)       No Opt. Call              A         4,262,478
             50      5.750%, 12/01/22 - NPFG Insured (Alternative Minimum Tax)     6/10 at 100.00              A            49,996
-----------------------------------------------------------------------------------------------------------------------------------
         15,915   Total Transportation                                                                                  16,910,952
-----------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 18.4% (12.6% OF TOTAL INVESTMENTS) (5)
          1,000   Bergen County Improvement Authority, New Jersey, Revenue         9/12 at 101.00        N/R (5)         1,120,380
                     Bonds, Yeshiva Ktana of Passaic Project, Series 2002,
                     6.000%, 9/15/27 (Pre-refunded 9/01/12)
            175   New Jersey Educational Facilities Authority, Revenue Bonds,      7/16 at 100.00          A (5)           202,846
                     Kean University, Series 2005B, 5.000%, 7/01/30
                     (Pre-refunded 7/01/16) - NPFG Insured
            315   New Jersey Educational Facilities Authority, Revenue Bonds,      7/15 at 100.00         A2 (5)           364,622
                     Montclair State University, Series 2005F, 5.000%, 7/01/32
                     (Pre-refunded 7/01/15) - FGIC Insured
                  New Jersey Health Care Facilities Financing Authority, Revenue
                  Bonds, Capital Health System Obligated Group, Series 2003A:
            750      5.000%, 7/01/26 (Pre-refunded 7/01/13)                        7/13 at 100.00        N/R (5)           824,693
            630      5.375%, 7/01/33 (Pre-refunded 7/01/13)                        7/13 at 100.00        N/R (5)           699,993
          1,250   New Jersey Health Care Facilities Financing Authority, Revenue   7/12 at 100.00         A2 (5)         1,385,150
                     Bonds, South Jersey Hospital System, Series 2002, 5.875%,
                     7/01/21 (Pre-refunded 7/01/12)

54 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED (5) (continued)
                  New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
$           170      6.500%, 1/01/16 (ETM)                                           No Opt. Call            AAA   $       207,388
          2,430      6.500%, 1/01/16 (ETM)                                           No Opt. Call            AAA         2,814,523
            250   Newark Housing Authority, New Jersey, Port Authority Terminal    1/14 at 100.00         AA-(5)           283,775
                     Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded
                     1/01/14) - NPFG Insured
          1,000   Puerto Rico Infrastructure Financing Authority, Special         10/10 at 101.00            AAA         1,031,870
                     Obligation Bonds, Series 2000A, 5.500%, 10/01/40
                     (Pre-refunded 10/01/10)
            505   Puerto Rico Public Finance Corporation, Commonwealth             2/12 at 100.00            AAA           544,915
                     Appropriation Bonds, Series 2002E, 5.500%, 8/01/29
                     (Pre-refunded 2/01/12)
                  Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                  Settlement Asset-Backed Bonds, Series 2003:
          1,080      6.125%, 6/01/24 (Pre-refunded 6/01/12)                        6/12 at 100.00            AAA         1,114,106
          1,250      6.375%, 6/01/32 (Pre-refunded 6/01/13)                        6/13 at 100.00            AAA         1,426,450
-----------------------------------------------------------------------------------------------------------------------------------
         10,805   Total U.S. Guaranteed                                                                                 12,020,711
-----------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 4.5% (3.1% OF TOTAL INVESTMENTS)
          2,300   Guam Power Authority, Revenue Bonds, Series 1999A, 5.250%,      10/10 at 100.00              A         2,179,687
                     10/01/34 - NPFG Insured
            750   New Jersey Economic Development Authority, Pollution Control       No Opt. Call           Baa1           779,805
                     Revenue Refunding Bonds, Public Service Electric and Gas
                     Company, Series 2001A, 5.000%, 3/01/12
-----------------------------------------------------------------------------------------------------------------------------------
          3,050   Total Utilities                                                                                        2,959,492
-----------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 1.0% (0.7% OF TOTAL INVESTMENTS)
            150   Guam Government Waterworks Authority, Water and Wastewater       7/15 at 100.00            Ba2           153,660
                     System Revenue Bonds, Series 2005, 6.000%, 7/01/25
            500   North Hudson Sewerage Authority, New Jersey, Sewerage Revenue    8/12 at 100.00            N/R           508,365
                     Refunding Bonds, Series 2002, A5.250%, 8/01/19 - FGIC
                     Insured
-----------------------------------------------------------------------------------------------------------------------------------
            650   Total Water and Sewer                                                                                    662,025
-----------------------------------------------------------------------------------------------------------------------------------
$       103,870   Total Investments (cost $95,306,044) - 145.9%                                                         95,426,584
===============--------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 1.8%                                                                   1,208,494
                  -----------------------------------------------------------------------------------------------------------------
                  Auction Rate Preferred Shares, at Liquidation Value - (47.7)% (6)                                    (31,225,000)
                  -----------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                    $    65,410,078
                  =================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Investment, or portion of investment, has been pledged to collateralize for inverse floating rate transactions.

(5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.7%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 55

NJV | Nuveen  New  Jersey  Municipal Value Fund (NJV)
    | Portfolio of Investments April 30, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 5.6% (5.4% OF TOTAL INVESTMENTS)
$         2,000   Tobacco Settlement Financing Corporation, New Jersey, Tobacco    6/17 at 100.00            BBB   $     1,390,060
                     Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%,
                     6/01/41
-----------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 8.6% (8.2% OF TOTAL
                     INVESTMENTS)
          1,000   New Jersey Educational Facilities Authority, Revenue Refunding   9/19 at 100.00             A-         1,066,840
                     Bonds, Kean University, Series 2009A, 5.500%, 9/01/36
          1,000   New Jersey Higher Education Assistance Authority, Student Loan   6/19 at 100.00             AA         1,051,860
                     Revenue Bonds, Series 2009A, 5.625%, 6/01/30
-----------------------------------------------------------------------------------------------------------------------------------
          2,000   Total Education and Civic Organizations                                                                2,118,700
-----------------------------------------------------------------------------------------------------------------------------------
                  ENERGY - 4.1% (3.9% OF TOTAL INVESTMENTS)
          1,000   Virgin Islands Public Finance Authority, Revenue Bonds,          1/14 at 100.00           Baa3         1,009,190
                     Refinery Project - Hovensa LLC, Series 2003, 6.125%,
                     7/01/22 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 31.8% (30.5% OF TOTAL INVESTMENTS)
            600   Camden County Improvement Authority, New Jersey, Revenue         2/15 at 100.00            BBB           569,850
                     Bonds, Cooper Health System, Series 2004A, 5.000%, 2/15/25
            450   Hospital Authority of Delaware County, Indiana, Hospital         8/16 at 100.00           Baa3           417,429
                     Revenue Bonds, Cardinal Health System, Series 2006, 5.000%,
                     8/01/24
            425   Illinois Finance Authority, Revenue Bonds, OSF Healthcare       11/17 at 100.00              A           426,534
                     System, Series 2007A, 5.750%, 11/15/37
          2,000   New Jersey Health Care Facilities Financing Authority,           7/19 at 100.00            AAA         2,127,160
                     Hospital Revenue Bonds, Virtua Health, Series 2009A,
                     5.500%, 7/01/38 - AGC Insured (UB)
          1,500   New Jersey Health Care Facilities Financing Authority, Revenue   7/16 at 100.00             A-         1,420,350
                     Bonds, Hunterdon Medical Center, Series 2006B, 5.000%,
                     7/01/36
            750   New Jersey Health Care Facilities Financing Authority, Revenue     No Opt. Call           BBB-           786,405
                     Bonds, Saint Joseph's Healthcare System Obligated Group
                     Issue, Series 2008, 6.000%, 7/01/18
          1,000   New Jersey Health Care Facilities Financing Authority, Revenue   7/16 at 100.00             A2           979,910
                     Bonds, South Jersey Hospital System, Series 2006, 5.000%,
                     7/01/36
          1,000   New Jersey Health Care Facilities Financing Authority, Revenue   1/12 at 100.00            N/R           821,360
                     Refunding Bonds, Bayshore Community Hospital, Series 2002,
                     5.125%, 7/01/32 - RAAI Insured
            300   Wisconsin Health and Educational Facilities Authority, Revenue   2/14 at 100.00             A+           313,776
                     Bonds, ProHealth Care, Inc. Obligated Group, Series 2009,
                     6.625%, 2/15/32
-----------------------------------------------------------------------------------------------------------------------------------
          8,025   Total Health Care                                                                                      7,862,774
-----------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 4.0% (3.8% OF TOTAL INVESTMENTS)
          1,000   New Jersey Housing and Mortgage Finance Agency, Multifamily     11/19 at 100.00             A+           991,540
                     Housing Revenue Bonds, Series 2009A, 4.950%, 5/01/41
-----------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 37.6% (36.1% OF TOTAL INVESTMENTS)
            750   Guam Government, Limited Obligation Section 30 Revenue Bonds,   12/19 at 100.00           BBB-           771,098
                     Series 2009A, 5.750%, 12/01/34
          1,000   New Jersey Economic Development Authority, Cigarette Tax         6/14 at 100.00            BBB           973,230
                     Revenue Bonds, Series 2004, 5.750%, 6/15/34
          1,000   New Jersey Economic Development Authority, School Facilities     6/19 at 100.00            AA-         1,054,800
                     Construction Financing Program Bonds, Refunding Series
                     2009AA, 5.250%, 12/15/33
          1,000   New Jersey Health Care Facilities Financing Authority, State    10/18 at 100.00            AA-         1,012,850
                     Contract Bonds, Hospital Asset Transformatiom Program,
                     Series 2008A, 5.250%, 10/01/38
          2,000   New Jersey Health Care Facilities Financing Authority, State    10/19 at 100.00            AA-         2,145,680
                     Contract Bonds, Hospital Asset Transformatiom Program,
                     Series 2009A, 5.750%, 10/01/31
          6,900   New Jersey Transportation Trust Fund Authority, Transportation     No Opt. Call            AA-         1,313,691
                     System Bonds, Series 2009A, 0.000%, 12/15/39

56 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED (continued)
$         1,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue   8/19 at 100.00             A+   $     1,084,830
                     Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42
          1,000   Virgin Islands Public Finance Authority, Revenue Bonds, Senior  10/19 at 100.00            BBB           952,640
                     Lien Matching Fund Loan Notes, Series 2009A-1, 5.000%,
                     10/01/39
-----------------------------------------------------------------------------------------------------------------------------------
         14,650   Total Tax Obligation/Limited                                                                           9,308,819
-----------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 7.7% (7.4% OF TOTAL INVESTMENTS)
            500   New Jersey Economic Development Authority, Revenue Bonds,        5/10 at 100.00           CCC+           433,150
                     American Airlines Inc., Series 1991, 7.100%, 11/01/31
                     (Alternative Minimum Tax)
            400   New Jersey Economic Development Authority, Special Facilities    6/13 at 101.00              B           421,752
                     Revenue Bonds, Continental Airlines Inc., Series 2003,
                     9.000%, 6/01/33 (Alternative Minimum Tax)
          1,000   New Jersey Turnpike Authority, Revenue Bonds, Series 2009E,      1/19 at 100.00             A+         1,049,620
                     5.250%, 1/01/40
-----------------------------------------------------------------------------------------------------------------------------------
          1,900   Total Transportation                                                                                   1,904,522
-----------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 4.9% (4.7% OF TOTAL INVESTMENTS)
          1,000   Cumberland County Improvement Authority, New Jersey, Solid       1/19 at 100.00           Baa1           991,280
                     Waste System Revenue Bonds, Series 2009B, 5.000%, 1/01/30
            220   New Jersey Economic Development Authority, Water Facilities      7/10 at 100.00              A           216,484
                     Revenue Bonds, American Water Company, Series 1998A,
                     5.250%, 7/01/38 - FGIC Insured (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
          1,220   Total Water and Sewer                                                                                  1,207,764
-----------------------------------------------------------------------------------------------------------------------------------
$        31,795   Total Investments (cost $23,401,800) - 104.3%                                                         25,793,369
===============--------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (6.1)%                                                                    (1,500,000)
                  -----------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 1.8%                                                                     428,864
                  -----------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                    $    24,722,233
                  =================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

N/R   Not rated.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 57

NQP | Nuveen Pennsylvania Investment Quality Municipal Fund
    | Portfolio of Investments April 30, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 0.4% (0.3% OF TOTAL INVESTMENTS)
$         1,000   Pennsylvania Economic Development Financing Authority, Solid       No Opt. Call            AA-   $     1,038,890
                     Waste Disposal Revenue Bonds, Procter & Gamble Paper
                     Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum
                     Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 29.0% (18.4% OF TOTAL
                     INVESTMENTS)
          2,000   Allegheny County Higher Education Building Authority,            9/10 at 100.00            BBB         2,006,260
                     Pennsylvania, College Revenue Bonds, Chatham College,
                     Series 1998A, 5.250%, 9/01/18
            200   Allegheny County Higher Education Building Authority,              No Opt. Call           Baa3           205,562
                     Pennsylvania, College Revenue Refunding Bonds, Robert
                     Morris College, Series 1998A, 6.000%, 5/01/28
          3,000   Allegheny County Higher Education Building Authority,            3/12 at 100.00            AA-         3,114,030
                     Pennsylvania, Revenue Bonds, Carnegie Mellon University,
                     Series 2002, 5.125%, 3/01/32
          1,235   Allegheny County Higher Education Building Authority,            2/16 at 100.00           Baa3         1,136,756
                     Pennsylvania, Revenue Bonds, Robert Morris University,
                     Series 2006A, 4.750%, 2/15/26
          2,000   Chester County Industrial Development Authority,                 1/12 at 100.00              A         2,044,540
                     Pennsylvania, Educational Facilities Revenue Bonds,
                     Westtown School, Series 2002, 5.000%, 1/01/26 - AMBAC
                     Insured
          3,000   Delaware County Authority, Pennsylvania, Revenue Bonds,         11/10 at 101.00             AA         3,081,540
                     Haverford College, Series 2000, 5.750%, 11/15/29
                  Delaware County Authority, Pennsylvania, Revenue Bonds,
                  Villanova University, Series 2006:
          1,710      5.000%, 8/01/23 - AMBAC Insured                               8/16 at 100.00             A1         1,809,300
            840      5.000%, 8/01/24 - AMBAC Insured                               8/16 at 100.00             A1           883,638
                  Erie Higher Education Building Authority, Pennsylvania,
                  College Revenue Bonds, Gannon University, Series 2007-GG3:
            790      5.000%, 5/01/32 - RAAI Insured                                5/17 at 100.00            N/R           717,470
            250      5.000%, 5/01/35 - RAAI Insured                                5/17 at 100.00            N/R           223,773
            575   Harveys Lake General Municipal Authority, Pennsylvania,          7/10 at 100.00            N/R           574,603
                     College Revenue Bonds, College of Misericordia Project,
                     Series 1999, 6.000%, 5/01/19 - ACA Insured
                  Indiana County Industrial Development Authority,
                  Pennsylvania, Revenue Bonds, Student Cooperative Association
                  Inc./Indiana University of Pennsylvania - Student Union
                  Project, Series 1999B:
            815      0.000%, 11/01/15 - AMBAC Insured                                No Opt. Call            N/R           647,428
            815      0.000%, 11/01/16 - AMBAC Insured                                No Opt. Call            N/R           607,305
            815      0.000%, 11/01/17 - AMBAC Insured                                No Opt. Call            N/R           568,780
            815      0.000%, 11/01/18 - AMBAC Insured                                No Opt. Call            N/R           529,799
            815      0.000%, 11/01/19 - AMBAC Insured                                No Opt. Call            N/R           494,615
          1,515   Montgomery County Higher Education and Health Authority,         4/16 at 100.00            N/R         1,319,686
                     Pennsylvania, Revenue Bonds, Arcadia University, Series
                     2006, 4.500%, 4/01/30 - RAAI Insured
            900   Montgomery County Higher Education and Health Authority,         4/20 at 100.00           BBB+           913,968
                     Pennsylvania, Revenue Bonds, Arcadia University, Series
                     2010, 5.625%, 4/01/40 (WI/DD, Settling 5/11/10)
            355   New Wilmington, Pennsylvania, Revenue, Westminster College,      5/17 at 100.00            N/R           333,778
                     Series 2007G, 5.125%, 5/01/33 - RAAI Insured
          8,000   Pennsylvania Higher Education Assistance Agency, Capital        11/11 at 100.00              A         8,011,440
                     Acquisition Revenue Refunding Bonds, Series 2001, 5.000%,
                     12/15/30 - NPFG Insured
          5,000   Pennsylvania Higher Educational Facilities Authority, General    6/12 at 100.00            Aa3         5,307,200
                     Revenue Bonds, State System of Higher Education, Series
                     2002W, 5.000%, 6/15/19 - AMBAC Insured
          4,600   Pennsylvania Higher Educational Facilities Authority, General    6/18 at 100.00            Aa3         4,758,010
                     Revenue Bonds, State System of Higher Education, Series
                     2008AH, 5.000%, 6/15/33
          1,435   Pennsylvania Higher Educational Facilities Authority, Revenue    5/16 at 100.00             A-         1,390,486
                     Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31
          2,650   Pennsylvania Higher Educational Facilities Authority, Revenue   11/17 at 100.00             A+         2,696,428
                     Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 -
                     NPFG Insured
          5,000   Pennsylvania Higher Educational Facilities Authority, Revenue    7/11 at 100.00            N/R         4,885,300
                     Bonds, Moravian College, Series 2001, 5.375%, 7/01/31 -
                     RAAI Insured

58 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS (continued)
$         3,870   Pennsylvania Higher Educational Facilities Authority, Revenue    4/16 at 100.00             A+   $     4,083,547
                     Bonds, Temple University, First Series of 2006, 5.000%,
                     4/01/21 - NPFG Insured
            320   Pennsylvania Higher Educational Facilities Authority, Revenue    1/13 at 100.00             A1           329,482
                     Bonds, Thomas Jefferson University, Series 2002, 5.000%,
                     1/01/20
          1,000   Pennsylvania Higher Educational Facilities Authority, Revenue    3/20 at 100.00            AA-         1,029,700
                     Bonds, Thomas Jefferson University, Series 2010, 5.000%,
                     3/01/40
          2,000   Pennsylvania Higher Educational Facilities Authority, Revenue    7/15 at 100.00            AA+         2,059,400
                     Bonds, University of Pennsylvania, Series 2005C, 5.000%,
                     7/15/38
          2,945   Pennsylvania Higher Educational Facilities Authority, Revenue    7/13 at 100.00             A-         3,007,051
                     Bonds, Ursinus College, Series 2003, 5.375%, 1/01/20 - RAAI
                     Insured
            785   Pennsylvania Higher Educational Facilities Authority, Revenue   11/15 at 100.00              A           808,401
                     Bonds, York College Project, Series 2005EE1, 5.250%,
                     11/01/27 - SYNCORA GTY Insured
          6,500   Pennsylvania State University, General Revenue Bonds, Series     9/15 at 100.00             AA         6,978,400
                     2005, 5.000%, 9/01/29 (UB)
            600   Philadelphia Authority for Industrial Development,               8/20 at 100.00           BBB+           605,880
                     Pennsylvania, Revenue Bonds, MaST Charter School Project,
                     Series 2010, 6.000%, 8/01/35
          1,665   Union County, Higher Education Facilities Financing              4/13 at 100.00            Aa2         1,832,782
                     Authority, Pennsylvania, Revenue Bonds, Bucknell
                     University, Series 2002A, 5.250%, 4/01/18
-----------------------------------------------------------------------------------------------------------------------------------
         68,815   Total Education and Civic Organizations                                                               68,996,338
-----------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 13.3% (8.4% OF TOTAL INVESTMENTS)
                  Allegheny County Hospital Development Authority,
                  Pennsylvania, Revenue Bonds, Ohio Valley General Hospital,
                  Series 2005A:
          1,150      5.000%, 4/01/25                                               4/15 at 100.00           Baa3         1,027,698
          1,555      5.125%, 4/01/35                                               4/15 at 100.00           Baa3         1,314,690
          1,300   Erie County Hospital Authority, Pennsylvania, Hospital           7/20 at 100.00           Baa2         1,315,509
                     Revenue Bonds, Saint Vincent Health Center Project, Series
                     2010A, 7.000%, 7/01/27
          1,115   Erie County Hospital Authority, Pennsylvania, Revenue Bonds,    11/12 at 100.00           BBB+         1,153,869
                     Hamot Health Foundation, Series 2002, 5.250%, 11/01/15 -
                     AMBAC Insured
            280   Erie County Hospital Authority, Pennsylvania, Revenue Bonds,    11/17 at 100.00           BBB+           254,747
                     Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 -
                     CIFG Insured
          1,890   Lancaster County Hospital Authority, Pennsylvania, Hospital      3/17 at 100.00            AA-         1,955,413
                     Revenue Bonds, The Lancaster General Hospital Project,
                     Series 2007A, 5.000%, 3/15/26
                  Lebanon County Health Facilities Authority, Pennsylvania,
                  Revenue Bonds, Good Samaritan Hospital Project, Series 2002:
            250      5.800%, 11/15/22                                             11/12 at 101.00           Baa2           246,060
          2,800      5.900%, 11/15/28                                             11/12 at 101.00           Baa2         2,747,360
          3,280   Lehigh County General Purpose Authority, Pennsylvania,           7/18 at 100.00            AAA         3,303,846
                     Hospital Revenue Bonds, Lehigh Valley Health Network,
                     Series 2008A, 5.000%, 7/01/33 - AGM Insured
          1,250   Lehigh County General Purpose Authority, Pennsylvania,          11/14 at 100.00              A         1,274,925
                     Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%,
                     11/01/24
          5,345   Lehigh County General Purpose Authority, Pennsylvania,          11/17 at 100.00            AAA         5,462,323
                     Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%,
                     11/01/30 - AGC Insured
                  Lycoming County Authority, Pennsylvania, Health System
                  Revenue Bonds, Susquehanna Health System Project, Series
                  2009:
          3,000      5.500%, 7/01/28                                               7/19 at 100.00           BBB+         3,034,200
          1,000      5.750%, 7/01/39                                               7/19 at 100.00           BBB+         1,015,570
            710   Monroe County Hospital Authority, Pennsylvania, Hospital         1/17 at 100.00             A-           675,785
                     Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%,
                     1/01/37
          1,000   Montgomery County Higher Education and Health Authority,         6/12 at 101.00              A         1,009,340
                     Pennsylvania, Hospital Revenue Bonds, Abington Memorial
                     Hospital, Series 2002A, 5.000%, 6/01/22
          1,000   Northampton County General Purpose Authority, Pennsylvania,      8/18 at 100.00             A3           998,550
                     Hospital Revenue Bonds, Saint Lukes Hospital Project,
                     Series 2008A, 5.500%, 8/15/35

                                                           Nuveen Investments 59

    | Portfolio of Investments April 30, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE (continued)
$           335   Pennsylvania Economic Development Financing Authority, Health      No Opt. Call             A3   $       363,616
                     System Revenue Bonds , Albert Einstein Healthcare, Series
                     2009A, 6.250%, 10/15/23
          1,060   Sayre Healthcare Facility Authority, Pennsylvania, Revenue      12/17 at 100.00             A+           679,990
                     Bonds, Guthrie Healthcare System, Series 2007, 0.999%,
                     12/01/31 - AMBAC Insured
          1,613   South Fork Municipal Authority, Pennsylvania, Hospital           7/20 at 100.00           Baa1         1,595,918
                     Revenue Bonds, Conemaugh Valley Memorial Hospital,,
                     5.500%, 7/01/29 (WI/DD, Settling 5/27/10)
                  Southcentral Pennsylvania General Authority, Revenue Bonds,
                  Hanover Hospital Inc., Series 2005:
            525      5.000%, 12/01/27 - RAAI Insured                              12/15 at 100.00           BBB-           453,033
            370      5.000%, 12/01/29 - RAAI Insured                              12/15 at 100.00           BBB-           318,522
          1,500   West Shore Area Hospital Authority, Cumberland County,           1/12 at 100.00            BBB         1,502,895
                     Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital
                     of the Sisters of Christian Charity Project, Series 2001,
                     6.250%, 1/01/32
-----------------------------------------------------------------------------------------------------------------------------------
         32,328   Total Health Care                                                                                     31,703,859
-----------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 3.5% (2.2% OF TOTAL INVESTMENTS)
          5,000   Pennsylvania Higher Educational Facilities Authority, Revenue    7/17 at 100.00           BBB+         4,514,600
                     Bonds, Slippery Rock University Foundation Inc., Series
                     2007A, 5.000%, 7/01/39 - SYNCORA GTY Insured
          3,300   Pennsylvania Higher Educational Facilities Authority, Revenue    7/15 at 100.00           BBB+         2,995,146
                     Bonds, Slippery Rock University Foundation Inc., Student
                     Housing Project, Series 2005A, 5.000%, 7/01/37 - SYNCORA
                     GTY Insured
            800   Philadelphia Authority for Industrial Development,               5/15 at 102.00           Baa3           673,888
                     Pennsylvania, Multifamily Housing Revenue Bonds,
                     Presbyterian Homes Germantown - Morrisville Project,
                     Series 2005A, 5.625%, 7/01/35
            145   Pittsburgh Urban Redevelopment Authority, Pennsylvania,          8/10 at 100.00             A2           145,316
                     Mortgage Revenue Bonds, Series 1992C, 7.125%, 8/01/13
                     (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
          9,245   Total Housing/Multifamily                                                                              8,328,950
-----------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 9.7% (6.2% OF TOTAL INVESTMENTS)
          2,250   Pennsylvania Housing Finance Agency, Single Family Mortgage      4/15 at 100.00            AA+         2,258,685
                     Revenue Bonds, Series 2006-93A, 4.950%, 10/01/26
                     (Alternative Minimum Tax)
                  Pennsylvania Housing Finance Agency, Single Family Mortgage
                  Revenue Bonds, Series 2006-94A:
          1,675      5.150%, 10/01/37 (Alternative Minimum Tax)                   10/15 at 100.00            AA+         1,678,065
          1,670      5.150%, 10/01/37 (Alternative Minimum Tax) (UB)              10/15 at 100.00            AA+         1,673,056
          9,000   Pennsylvania Housing Finance Agency, Single Family Mortgage     10/15 at 100.00            AA+         8,852,940
                     Revenue Bonds, Series 2006-95A, 4.900%, 10/01/37
                     (Alternative Minimum Tax)
          1,355   Pennsylvania Housing Finance Agency, Single Family Mortgage     10/16 at 100.00            AA+         1,362,886
                     Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27
                     (Alternative Minimum Tax)
          2,060   Pennsylvania Housing Finance Agency, Single Family Mortgage     10/16 at 100.00            AA+         1,990,660
                     Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31
                     (Alternative Minimum Tax)
          2,150   Pennsylvania Housing Finance Agency, Single Family Mortgage     10/17 at 100.00            AA+         2,247,202
                     Revenue Bonds, Series 2008-103-C, 5.450%, 10/01/38
            910   Pittsburgh Urban Redevelopment Authority, Pennsylvania,         10/10 at 100.00            AAA           918,854
                     Mortgage Revenue Bonds, Series 1997A, 6.250%, 10/01/28
                     (Alternative Minimum Tax)
          2,125   Pittsburgh Urban Redevelopment Authority, Pennsylvania,         10/11 at 100.00            AAA         2,136,688
                     Mortgage Revenue Bonds, Series 2001B, 5.450%, 10/01/32
                     (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
         23,195   Total Housing/Single Family                                                                           23,119,036
-----------------------------------------------------------------------------------------------------------------------------------
                  INDUSTRIALS - 4.4% (2.8% OF TOTAL INVESTMENTS)
          5,000   Pennsylvania Economic Development Financing Authority, Exempt    5/11 at 101.00             A1         5,069,600
                     Facilities Revenue Bonds, Amtrak Project, Series 2001A,
                     6.375%, 11/01/41 (Alternative Minimum Tax)
          5,000   Pennsylvania Industrial Development Authority, Economic            No Opt. Call             A1         5,456,150
                     Development Revenue Bonds, Series 2002, 5.500%, 7/01/12 -
                     AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
         10,000   Total Industrials                                                                                     10,525,750
-----------------------------------------------------------------------------------------------------------------------------------

60 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 3.1% (2.0% OF TOTAL INVESTMENTS)
$         1,500   Cumberland County Municipal Authority Revenue Bonds,             1/19 at 100.00            N/R   $     1,516,230
                     Pennsylvania, Diakon Lutheran Social Ministries Project,
                     Series 2009, 6.375%, 1/01/39
          1,330   Cumberland County Municipal Authority, Pennsylvania, Revenue     1/17 at 100.00            N/R         1,126,164
                     Bonds, Diakon Lutheran Social Ministries, Series 2007,
                     5.000%, 1/01/36
          1,500   Cumberland County Municipal Authority, Pennsylvania, Revenue    12/12 at 100.00           BBB+         1,360,110
                     Bonds, Presbyterian Homes Inc., Series 2003A, 5.000%,
                     12/01/26 - RAAI Insured
                  Lancaster County Hospital Authority, Pennsylvania, Health
                  Center Revenue Bonds, Masonic Homes Project, Series 2006:
          1,550      5.000%, 11/01/26                                             11/16 at 100.00              A         1,556,231
            415      5.000%, 11/01/36                                             11/16 at 100.00              A           411,385
          1,500   Philadelphia Authority for Industrial Development,               7/11 at 101.00           Baa1         1,455,375
                     Pennsylvania, Revenue Bonds, Philadelphia Corporation for
                     the Aging Project, Series 2001B, 5.250%, 7/01/26 - AMBAC
                     Insured
-----------------------------------------------------------------------------------------------------------------------------------
          7,795   Total Long-Term Care                                                                                   7,425,495
-----------------------------------------------------------------------------------------------------------------------------------
                  MATERIALS - 1.1% (0.7% OF TOTAL INVESTMENTS)
          1,260   Bradford County Industrial Development Authority,               12/15 at 100.00            BBB         1,248,698
                     Pennsylvania, Solid Waste Disposal Revenue Bonds,
                     International Paper Company, Series 2005B, 5.200%,
                     12/01/19 (Alternative Minimum Tax)
          1,750   Pennsylvania Economic Development Financing Authority, Exempt    5/10 at 101.00            N/R         1,385,475
                     Facilities Revenue Bonds, National Gypsum Company, Series
                     1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
          3,010   Total Materials                                                                                        2,634,173
-----------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 26.8% (17.0% OF TOTAL INVESTMENTS)
          1,800   Allegheny County, Pennsylvania, General Obligation Bonds,        5/11 at 100.00             A+         1,863,648
                     Series 2000C-53, 5.250%, 11/01/20 - FGIC Insured
          3,000   Bethel Park School District, Allegheny County, Pennsylvania,     8/19 at 100.00            Aa2         3,126,150
                     General Obligation Bonds, Series of 2009, 5.000%, 8/01/29
          6,000   Delaware Valley Regional Finance Authority, Pennsylvania,          No Opt. Call            AA-         6,672,180
                     Local Government Revenue Bonds, Series 2002, 5.750%,
                     7/01/17 (UB)
          7,350   Erie City School District, Erie County, Pennsylvania, General      No Opt. Call            N/R         2,655,188
                     Obligation Bonds, Series 2000, 0.000%, 9/01/30 - AMBAC
                     Insured
          5,000   Pennsylvania Public School Building Authority, Lease Revenue    12/16 at 100.00            AAA         5,058,500
                     Bonds, School District of Philadelphia, Series 2006B,
                     5.000%, 6/01/33 - AGM Insured (UB)
          4,830   Pennsylvania State, General Obligation Bonds, Series 2007,       3/17 at 100.00            Aa1         5,548,849
                     Residuals 1986, 13.158%, 3/01/27 (IF)
          1,500   Pennsylvania, General Obligation Bonds, First Series 2006,      10/16 at 100.00            Aa1         1,743,795
                     5.000%, 10/01/18
            500   Pennsylvania, General Obligation Bonds, Second Series 2005,      1/16 at 100.00            Aa1           577,830
                     5.000%, 1/01/18
          1,500   Philadelphia School District, Pennsylvania, General                No Opt. Call            Aa3         1,552,965
                     Obligation Bonds, Series 2007A, 5.000%, 6/01/34 - FGIC
                     Insured
          4,135   Pine-Richland School District, Pennsylvania, School              7/15 at 100.00            AAA         4,222,083
                     Improvement General Obligation Bonds, Series 2005, 5.000%,
                     7/15/35 - AGM Insured
          3,000   Pittsburgh School District, Allegheny County, Pennsylvania,        No Opt. Call            AAA         3,494,640
                     General Obligation Refunding Bonds, Series 2002A, 5.500%,
                     9/01/15 - AGM Insured
          1,070   Schuylkill Valley School District, Berks County,                 4/16 at 100.00            Aa3         1,127,192
                     Pennsylvania, General Obligation Bonds, Series 2006A,
                     5.000%, 4/01/22 - FGIC Insured
            800   Scranton Parking Authority, Pennsylvania, Guaranteed Parking     9/13 at 100.00              A           752,688
                     Revenue Bonds, Series 2004, 5.000%, 9/15/33 - FGIC Insured
         21,000   State Public School Building Authority, Pennsylvania, Lease        No Opt. Call            AAA        23,551,290
                     Revenue Bonds, Philadelphia School District, Series 2003,
                     5.500%, 6/01/28 - AGM Insured (UB)
            445   State Public School Building Authority, Pennsylvania, School    11/13 at 100.00              A           475,580
                     Revenue Bonds, Conneaut School District, Series 2003,
                     5.250%, 11/01/21 - FGIC Insured
          1,465   Stroudsburg Area School District, Monroe County,                 4/12 at 100.00            AAA         1,555,757
                     Pennsylvania, General Obligation Bonds, Series 2001A,
                     5.000%, 4/01/18 - AGM Insured
-----------------------------------------------------------------------------------------------------------------------------------
         63,395   Total Tax Obligation/General                                                                          63,978,335
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 61

    | Portfolio of Investments April 30, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 6.2% (3.9% OF TOTAL INVESTMENTS)
 $        3,500   Allegheny County Port Authority, Pennsylvania, Special           3/11 at 101.00              A   $     3,535,840
                     Transportation Revenue Bonds, Series 2001, 5.000%, 3/01/29
                     - FGIC Insured
          2,140   Pennsylvania Turnpike Commission, Oil Franchise Tax Senior      12/18 at 100.00             AA         2,216,976
                     Lien Revenue Bonds, Series 2003A, 5.000%, 12/01/32 - NPFG
                     Insured
          2,700   Philadelphia Municipal Authority, Pennsylvania, Lease Revenue   11/13 at 100.00            AAA         2,925,990
                     Bonds, Series 2003B, 5.250%, 11/15/17 - AGM Insured
          4,000   Pittsburgh and Allegheny Counties Public Auditorium              8/10 at 100.00            N/R         3,683,960
                     Authority, Pennsylvania, Sales Tax Revenue Bonds, Regional
                     Asset District, Series 1999, 5.000%, 2/01/29 - AMBAC
                     Insured
          3,140   Puerto Rico Infrastructure Financing Authority, Special Tax        No Opt. Call             A3           734,132
                     Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC
                     Insured
          1,625   Puerto Rico Sales Tax Financing Corporation, Sales Tax           2/20 at 100.00             A+         1,697,183
                     Revenue Bonds, First Subordinate Series 2010A, 5.500%,
                     8/01/42
-----------------------------------------------------------------------------------------------------------------------------------
         17,105   Total Tax Obligation/Limited                                                                          14,794,081
-----------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 14.0% (8.9% OF TOTAL INVESTMENTS)
            630   Delaware River Joint Toll Bridge Commission, New Jersey and      7/13 at 100.00             A2           686,977
                     Pennsylvania, Revenue Bonds, Series 2003, 5.250%, 7/01/17
          2,035   Lehigh-Northampton Airport Authority, Pennsylvania, Airport      5/10 at 100.00           Baa1         2,034,837
                     Revenue Bonds, Lehigh Valley Airport System, Series 2000A,
                     6.000%, 5/15/30 - NPFG Insured (Alternative Minimum Tax)
          5,400   Pennsylvania Economic Development Financing Authority,           6/12 at 102.00           BBB+         5,507,676
                     Revenue Bonds, Amtrak 30th Street Station Parking Garage,
                     Series 2002, 5.800%, 6/01/23 - ACA Insured (Alternative
                     Minimum Tax)
          6,600   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,       12/27 at 100.00             A2         4,435,794
                     Capital Appreciation Series 2009E, 0.000%, 12/01/38
          2,200   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,       12/11 at 101.00            Aa3         2,235,970
                     Series 2001R, 5.000%, 12/01/30 - AMBAC Insured
                  Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,
                  Series 2006A:
          3,820      5.000%, 12/01/22 - AMBAC Insured                              6/16 at 100.00            Aa3         4,084,420
          2,930      5.000%, 12/01/24 - AMBAC Insured                              6/16 at 100.00            Aa3         3,104,657
          5,000   Philadelphia Airport System, Pennsylvania, Revenue Bonds,        6/11 at 101.00             A+         4,999,700
                     Series 2001B, 5.250%, 6/15/31 - FGIC Insured (Alternative
                     Minimum Tax)
          3,600   Philadelphia Airport System, Pennsylvania, Revenue Bonds,        6/15 at 100.00             A+         3,378,816
                     Series 2005A, 4.750%, 6/15/35 - NPFG Insured (Alternative
                     Minimum Tax)
          3,000   Susquehanna Area Regional Airport Authority, Pennsylvania,       1/13 at 100.00            Ba1         2,748,480
                     Airport System Revenue Bonds, Subordinate Lien Series
                     2003D, 5.375%, 1/01/18
-----------------------------------------------------------------------------------------------------------------------------------
         35,215   Total Transportation                                                                                  33,217,327
-----------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 32.1% (20.4% OF TOTAL INVESTMENTS) (4)
          3,550   Allegheny County, Pennsylvania, General Obligation Bonds,        5/11 at 100.00         A+ (4)         3,722,956
                     Series 2000C-52, 5.250%, 11/01/23 (Pre-refunded 5/01/11) -
                     FGIC Insured
          1,320   Allegheny County, Pennsylvania, General Obligation Refunding     5/11 at 100.00         A+ (4)         1,382,528
                     Bonds, Series 2000C-53, 5.250%, 11/01/20 (Pre-refunded
                     5/01/11) - FGIC Insured
          3,325   Delaware County Regional Water Quality Control Authority,       11/11 at 100.00         A1 (4)         3,549,803
                     Pennsylvania, Sewerage Revenue Bonds, Series 2001, 5.100%,
                     5/01/20 (Pre-refunded 11/01/11) - FGIC Insured
          1,400   Delaware County Regional Water Quality Control Authority,        5/14 at 100.00         A3 (4)         1,607,634
                     Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.250%,
                     5/01/20 (Pre-refunded 5/01/14) - NPFG Insured
          5,000   Erie, Pennsylvania, Water Authority, Water Revenue Bonds,       12/11 at 100.00          A (4)         5,350,550
                     Series 2001A, 5.200%, 12/01/30 (Pre-refunded 12/01/11) -
                     NPFG Insured
          6,275   Hempfield Area School District, Westmoreland County,             2/12 at 100.00          A (4)         6,797,519
                     Pennsylvania, General Obligation Bonds, Series 2002,
                     5.375%, 2/15/18 (Pre-refunded 2/15/12) - FGIC Insured
          1,125   Lehigh County General Purpose Authority, Pennsylvania,           8/13 at 100.00            AAA         1,273,826
                     Hospital Revenue Bonds, St. Luke's Hospital of Bethlehem,
                     Series 2003, 5.375%, 8/15/33 (Pre-refunded 8/15/13)
            680   Pennsylvania Higher Educational Facilities Authority, Revenue    1/13 at 100.00         A1 (4)           745,321
                     Bonds, Thomas Jefferson University, Series 2002, 5.000%,
                     1/01/20 (Pre-refunded 1/01/13)

 62 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED (4) (continued)
$         9,000   Pennsylvania Higher Educational Facilities Authority, Revenue    1/11 at 101.00        Aa3 (4)   $     9,444,780
                     Bonds, UPMC Health System, Series 2001A, 6.000%, 1/15/31
                     (Pre-refunded 1/15/11)
         10,935   Philadelphia Authority for Industrial Development,              10/11 at 101.00            AAA        11,756,875
                     Pennsylvania, Lease Revenue Bonds, Series 2001B, 5.250%,
                     10/01/30 (Pre-refunded 10/01/11) - AGM Insured
                  Philadelphia Authority for Industrial Development,
                  Pennsylvania, Revenue Bonds, Franklin Towne Charter High
                  School, Series 2006A:
            510      5.250%, 1/01/27 (Pre-refunded 1/01/17)                        1/17 at 100.00        N/R (4)           585,016
            860      5.375%, 1/01/32 (Pre-refunded 1/01/17)                        1/17 at 100.00        N/R (4)           992,990
            610   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth       No Opt. Call            Aaa           750,947
                     Series 1990B, 7.000%, 5/15/20 - NPFG Insured (ETM)
                  Philadelphia, Pennsylvania, Water and Wastewater Revenue
                  Bonds, Series 2001A:
          5,525      5.375%, 11/01/20 (Pre-refunded 11/01/12) - FGIC Insured      11/12 at 100.00         A1 (4)         6,135,678
          3,185      5.000%, 11/01/31 (Pre-refunded 11/01/12) - FGIC Insured      11/12 at 100.00         A1 (4)         3,507,545
          6,100   Plum Borough School District, Allegheny County, Pennsylvania,    9/11 at 100.00         A+ (4)         6,489,607
                     General Obligation Bonds, Series 2001, 5.250%, 9/15/30
                     (Pre-refunded 9/15/11) - FGIC Insured
          1,615   Sayre Health Care Facility Authority, Pennsylvania, Revenue      7/12 at 100.00        N/R (4)         1,762,466
                     Bonds, Latrobe Area Hospital, Series 2002A, 5.250%,
                     7/01/13 (Pre-refunded 7/01/12) - AMBAC Insured
            960   St. Mary Hospital Authority, Pennsylvania, Health System        11/14 at 100.00         A1 (4)         1,111,066
                     Revenue Bonds, Catholic Health East, Series 2004B, 5.375%,
                     11/15/34 (Pre-refunded 11/15/14)
          2,000   Sto Rox School District, Allegheny County, Pennsylvania,        12/10 at 100.00          A (4)         2,068,560
                     General Obligation Bonds, Series 2000, 5.800%, 6/15/30
                     (Pre-refunded 12/15/10) - NPFG Insured
          3,000   Warrington Township Municipal Authority, Bucks County,          11/15 at 100.00        N/R (4)         3,650,640
                     Pennsylvania, Water and Sewer Revenue Bonds, Series 1991,
                     7.100%, 12/01/21 (Pre-refunded 11/15/15) - FGIC Insured
          3,175   West View Borough Municipal Authority, Allegheny County,           No Opt. Call            AAA         3,897,440
                     Pennsylvania, Special Obligation Bonds, Series 1985A,
                     9.500%, 11/15/14 (ETM)
-----------------------------------------------------------------------------------------------------------------------------------
         70,150   Total U.S. Guaranteed                                                                                 76,583,747
-----------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 6.4% (4.1% OF TOTAL INVESTMENTS)
          1,250   Allegheny County Industrial Development Authority,                 No Opt. Call            BBB         1,307,850
                     Pennsylvania, Pollution Control Revenue
                  Refunding Bonds, Duquesne Light Company, Series 1999A,
                     4.350%, 12/01/13 - AMBAC Insured
            610   Carbon County Industrial Development Authority, Pennsylvania,      No Opt. Call           BBB-           609,994
                     Resource Recovery Revenue Refunding Bonds, Panther Creek
                     Partners Project, Series 2000, 6.650%, 5/01/10
                     (Alternative Minimum Tax)
          1,430   Lehigh County Industrial Development Authority, Pennsylvania,    2/15 at 100.00              A         1,424,995
                     Pollution Control Revenue Bonds, Pennsylvania Power and
                     Light Company, Series 2005, 4.750%, 2/15/27 - FGIC Insured
            700   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General     9/14 at 100.00            AAA           721,112
                     Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 - AGM
                     Insured
          2,000   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General     7/13 at 100.00            AAA         2,166,460
                     Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 - AGM
                     Insured
          5,490   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh    10/17 at 100.00           Baa2         5,260,683
                     Series, 2007, 5.000%, 10/01/37 - AMBAC Insured
          3,700   York County Industrial Development Authority, Pennsylvania,      3/12 at 101.00           Baa1         3,776,701
                     Pollution Control Revenue Refunding Bonds, PSEG Power
                     Project, Series 2001A, 5.500%, 9/01/20
-----------------------------------------------------------------------------------------------------------------------------------
         15,180   Total Utilities                                                                                       15,267,795
-----------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 7.5% (4.7% OF TOTAL INVESTMENTS)
          2,100   Allegheny County Sanitary Authority, Pennsylvania, Sewerage     12/15 at 100.00              A         2,161,929
                     Revenue Bonds, Series 2005A, 5.000%, 12/01/21 - NPFG
                     Insured
          2,205   Bethlehem Authority, Northampton and Lehigh Counties,           11/14 at 100.00            AAA         2,328,987
                     Pennsylvania, Guaranteed Water Revenue Bonds, Series 2004,
                     5.000%, 11/15/20 - AGM Insured

                                                           Nuveen Investments 63

    | Portfolio of Investments April 30, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER (continued)
$         5,000   Delaware County Industrial Development Authority,               10/12 at 100.00            AA-   $     5,016,600
                     Pennsylvania, Water Facilities Revenue Bonds, Philadelphia
                     Water Company, Series 2001, 5.350%, 10/01/31 - AMBAC
                     Insured (Alternative Minimum Tax)
          2,000   Harrisburg Authority, Dauphin County, Pennsylvania, Water        7/14 at 100.00            AAA         2,003,900
                     Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 -
                     AGM Insured
          1,600   Luzerne County Industrial Development Authority,                12/19 at 100.00              A         1,645,536
                     Pennsylvania, Water Facility Revenue Refunding Bonds,
                     Pennsylvania-American Water Company, Series 2009, 5.500%,
                     12/01/39
            500   Pennsylvania Economic Development Financing Authority, Sewage    1/20 at 100.00           Baa3           524,345
                     Sludge Disposal Revenue Bonds, Philadelphia Biosolids
                     Facility Project, Series 2009, 6.250%, 1/01/32
          1,815   Philadelphia, Pennsylvania, Water and Wastewater Revenue        11/12 at 100.00             A1         1,830,700
                     Bonds, Series 2001A, 5.000%, 11/01/31 - FGIC Insured
          2,150   Philadelphia, Pennsylvania, Water and Wastewater Revenue         7/15 at 100.00            AAA         2,253,477
                     Bonds, Series 2005A, 5.000%, 7/01/23 - AGM Insured
-----------------------------------------------------------------------------------------------------------------------------------
         17,370   Total Water and Sewer                                                                                 17,765,474
-----------------------------------------------------------------------------------------------------------------------------------
$       373,803   Total Investments (cost $365,351,091) - 157.5%                                                       375,379,250
===============--------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (11.2)%                                                                  (26,805,000)
                  -----------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 0.6%                                                                   1,544,212
                  -----------------------------------------------------------------------------------------------------------------
                  Auction Rate Preferred Shares, at Liquidation Value - (46.9)% (5)                                   (111,750,000)
                  -----------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                    $   238,368,462
                  =================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Auction Rate Preferred Shares, at Liquation Value as a percentage of Total Investments is 29.8%.

N/R   Not rated.

WI/DD Purchased on a when-issued or delayed delivery basis.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.
64 Nuveen Investments

NPY | Nuveen Pennsylvania Premium Income Municipal Fund 2
    | Portfolio of Investments April 30, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 25.6% (17.5% OF TOTAL
                     INVESTMENTS)
$         1,045   Allegheny County Higher Education Building Authority,            5/10 at 101.00            N/R   $       893,287
                     Pennsylvania, College Revenue Bonds, Thiel College, Series
                     1999A, 5.375%, 11/15/29 - ACA Insured
            200   Allegheny County Higher Education Building Authority,              No Opt. Call           Baa3           205,562
                     Pennsylvania, College Revenue Refunding Bonds, Robert
                     Morris College, Series 1998A, 6.000%, 5/01/28
          1,245   Allegheny County Higher Education Building Authority,            3/14 at 100.00              A         1,317,310
                     Pennsylvania, Revenue Bonds, Duquesne University, Series
                     2004A, 5.000%, 3/01/19 - FGIC Insured
          1,140   Allegheny County Higher Education Building Authority,            2/16 at 100.00           Baa3         1,049,313
                     Pennsylvania, Revenue Bonds, Robert Morris University,
                     Series 2006A, 4.750%, 2/15/26
          3,000   Chester County Health and Education Facilities Authority,       10/10 at 100.00            BB+         2,751,660
                     Pennsylvania, College Revenue Bonds, Immaculata College,
                     Series 1998, 5.625%, 10/15/27
                  Delaware County Authority, Pennsylvania, Revenue Bonds,
                  Villanova University, Series 2006:
          1,565      5.000%, 8/01/23 - AMBAC Insured                               8/16 at 100.00             A1         1,655,880
            770      5.000%, 8/01/24 - AMBAC Insured                               8/16 at 100.00             A1           810,002
                  Delaware County Authority, Pennsylvania, Revenue Refunding
                  Bonds, Villanova University, Series 2003:
          1,705      5.250%, 8/01/19 - FGIC Insured                                8/13 at 100.00             A1         1,839,951
          1,350      5.250%, 8/01/20 - FGIC Insured                                8/13 at 100.00             A1         1,449,698
          1,000      5.250%, 8/01/21 - FGIC Insured                                8/13 at 100.00             A1         1,064,710
                  Erie Higher Education Building Authority, Pennsylvania,
                  College Revenue Bonds, Gannon University, Series 2007-GG3:
            725      5.000%, 5/01/32 - RAAI Insured                                5/17 at 100.00            N/R           658,438
            250      5.000%, 5/01/35 - RAAI Insured                                5/17 at 100.00            N/R           223,773
          3,060   Indiana County Industrial Development Authority,                11/14 at 100.00            N/R         2,755,408
                     Pennsylvania, Revenue Bonds, Student Cooperative
                     Association Inc./Indiana University of Pennsylvania -
                     Student Union Project, Series 2004, 5.000%, 11/01/24 -
                     AMBAC Insured
          1,575   Montgomery County Higher Education and Health Authority,         4/16 at 100.00            N/R         1,371,951
                     Pennsylvania, Revenue Bonds, Arcadia University, Series
                     2006, 4.500%, 4/01/30 - RAAI Insured
            855   Montgomery County Higher Education and Health Authority,         4/20 at 100.00           BBB+           868,270
                     Pennsylvania, Revenue Bonds, Arcadia University, Series
                     2010, 5.625%, 4/01/40 (WI/DD, Settling 5/11/10)
            325   New Wilmington, Pennsylvania, Revenue, Westminster College,      5/17 at 100.00            N/R           305,572
                     Series 2007G, 5.125%, 5/01/33 - RAAI Insured
          4,085   Pennsylvania Higher Educational Facilities Authority, General    6/12 at 100.00            Aa3         4,335,982
                     Revenue Bonds, State System of Higher Education, Series
                     2002W, 5.000%, 6/15/19 - AMBAC Insured
          4,200   Pennsylvania Higher Educational Facilities Authority, General    6/18 at 100.00            Aa3         4,344,270
                     Revenue Bonds, State System of Higher Education, Series
                     2008AH, 5.000%, 6/15/33
          1,285   Pennsylvania Higher Educational Facilities Authority, Revenue    5/16 at 100.00             A-         1,245,139
                     Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31
          2,420   Pennsylvania Higher Educational Facilities Authority, Revenue   11/17 at 100.00             A+         2,462,398
                     Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 -
                     NPFG Insured
          3,000   Pennsylvania Higher Educational Facilities Authority, Revenue    4/16 at 100.00             A+         3,165,540
                     Bonds, Temple University, First Series of 2006, 5.000%,
                     4/01/21 - NPFG Insured
          1,845   Pennsylvania Higher Educational Facilities Authority, Revenue    1/13 at 100.00             A1         1,859,539
                     Bonds, Thomas Jefferson University, Series 2002, 5.000%,
                     1/01/32
          1,000   Pennsylvania Higher Educational Facilities Authority, Revenue    3/20 at 100.00            AA-         1,029,700
                     Bonds, Thomas Jefferson University, Series 2010, 5.000%,
                     3/01/40
          2,000   Pennsylvania Higher Educational Facilities Authority, Revenue    7/15 at 100.00            AA+         2,059,400
                     Bonds, University of Pennsylvania, Series 2005C, 5.000%,
                     7/15/38
          1,310   Pennsylvania Higher Educational Facilities Authority, Revenue    7/13 at 100.00             A-         1,333,868
                     Bonds, Ursinus College, Series 2003, 5.500%, 1/01/24 -
                     RAAI Insured
            800   Pennsylvania Higher Educational Facilities Authority, Revenue   11/15 at 100.00              A           823,848
                     Bonds, York College Project, Series 2005EE1, 5.250%,
                     11/01/27 - SYNCORA GTY Insured
          1,000   Pennsylvania Higher Educational Facilities Authority,            5/15 at 100.00             A3         1,003,530
                     University of the Sciences in Philadelphia Revenue Bonds,
                     Series 2005, 4.750%, 11/01/33 - SYNCORA GTY Insured

                                                           Nuveen Investments 65

    | Portfolio of Investments April 30, 2010

      PRINCIPAL                                                                    OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                  PROVISIONS (2)    RATINGS (3)             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS (continued)
$        10,600   Pennsylvania State University, General Revenue Bonds, Series     8/16 at 100.00            Aa1   $    10,591,202
                     2007A, 4.500%, 8/15/36 (UB)
            530   Philadelphia Authority for Industrial Development,               8/20 at 100.00           BBB+           535,194
                     Pennsylvania, Revenue Bonds, MaST Charter School Project,
                     Series 2010, 6.000%, 8/01/35
          1,545   State Public School Building Authority, Pennsylvania, College    5/15 at 100.00            Aa3         1,691,991
                     Revenue Bonds, Montgomery County Community College, Series
                     2005, 5.000%, 5/01/18 - AMBAC Insured
            750   Union County, Higher Education Facilities Financing              4/13 at 100.00            Aa2           824,678
                     Authority, Pennsylvania, Revenue Bonds, Bucknell
                     University, Series 2002A, 5.250%, 4/01/19
-----------------------------------------------------------------------------------------------------------------------------------
         56,180   Total Education and Civic Organizations                                                               56,527,064
-----------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 15.1% (10.3% OF TOTAL INVESTMENTS)
                  Allegheny County Hospital Development Authority,
                  Pennsylvania, Revenue Bonds, Ohio Valley General Hospital,
                  Series 2005A:
          1,150      5.000%, 4/01/25                                               4/15 at 100.00           Baa3         1,027,698
          1,455      5.125%, 4/01/35                                               4/15 at 100.00           Baa3         1,230,144
          1,200   Erie County Hospital Authority, Pennsylvania, Hospital           7/20 at 100.00           Baa2         1,214,316
                     Revenue Bonds, Saint Vincent Health Center Project, Series
                     2010A, 7.000%, 7/01/27
          1,230   Erie County Hospital Authority, Pennsylvania, Revenue Bonds,    11/12 at 100.00           BBB+         1,259,680
                     Hamot Health Foundation, Series 2002, 5.250%, 11/01/16 -
                     AMBAC Insured
            395   Erie County Hospital Authority, Pennsylvania, Revenue Bonds,    11/17 at 100.00           BBB+           359,375
                     Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 -
                     CIFG Insured
          1,885   Lancaster County Hospital Authority, Pennsylvania, Hospital      3/17 at 100.00            AA-         1,950,240
                     Revenue Bonds, The Lancaster General Hospital Project,
                     Series 2007A, 5.000%, 3/15/26
          5,000   Lebanon County Health Facilities Authority, Pennsylvania,       11/12 at 101.00           Baa2         4,906,000
                     Revenue Bonds, Good Samaritan Hospital Project, Series
                     2002, 5.900%, 11/15/28
          2,990   Lehigh County General Purpose Authority, Pennsylvania,           7/18 at 100.00            AAA         3,011,737
                     Hospital Revenue Bonds, Lehigh Valley Health Network,
                     Series 2008A, 5.000%, 7/01/33 - AGM Insured
          1,250   Lehigh County General Purpose Authority, Pennsylvania,          11/14 at 100.00              A         1,274,925
                     Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%,
                     11/01/24
          4,505   Lehigh County General Purpose Authority, Pennsylvania,          11/17 at 100.00            AAA         4,603,885
                     Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%,
                     11/01/30 - AGC Insured
          2,500   Lycoming County Authority, Pennsylvania, Health System           7/19 at 100.00           BBB+         2,528,500
                     Revenue Bonds, Susquehanna Health System Project, Series
                     2009, 5.500%, 7/01/28
            650   Monroe County Hospital Authority, Pennsylvania, Hospital         1/17 at 100.00             A-           618,677
                     Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%,
                     1/01/37
          2,000   Montgomery County Higher Education and Health Authority,         6/12 at 101.00              A         2,018,680
                     Pennsylvania, Hospital Revenue Bonds, Abington Memorial
                     Hospital, Series 2002A, 5.000%, 6/01/22
                  Northampton County General Purpose Authority, Pennsylvania,
                  Hospital Revenue Bonds, Saint Lukes Hospital Project, Series
                  2008A:
          1,235      5.250%, 8/15/23                                               8/18 at 100.00             A3         1,257,329
          1,000      5.500%, 8/15/35                                               8/18 at 100.00             A3           998,550
                  Pottsville Hospital Authority, Pennsylvania, Hospital Revenue
                  Bonds, Pottsville Hospital and Warne Clinic, Series 1998:
          2,000      5.500%, 7/01/18                                               7/10 at 100.00            N/R         1,928,480
          2,000      5.625%, 7/01/24                                               7/10 at 100.00            N/R         1,798,600
            970   Sayre Healthcare Facility Authority, Pennsylvania, Revenue      12/17 at 100.00             A+           622,255
                     Bonds, Guthrie Healthcare System, Series 2007, 0.999%,
                     12/01/31 - AMBAC Insured
                  Southcentral Pennsylvania General Authority, Revenue Bonds,
                  Hanover Hospital Inc., Series 2005:
            475      5.000%, 12/01/27 - RAAI Insured                              12/15 at 100.00           BBB-           409,887
            330      5.000%, 12/01/29 - RAAI Insured                              12/15 at 100.00           BBB-           284,087
-----------------------------------------------------------------------------------------------------------------------------------
         34,220   Total Health Care                                                                                     33,303,045
-----------------------------------------------------------------------------------------------------------------------------------

 66 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 4.7% (3.2% OF TOTAL INVESTMENTS)
$         2,640   Bucks County Redevelopment Authority, Pennsylvania, Section 8    8/10 at 100.00           Baa2   $     2,637,730
                     Assisted Second Lien Multifamily Mortgage Revenue Bonds,
                     Country Commons Apartments, Series 1993A, 6.200%, 8/01/14
                     (Alternative Minimum Tax)
          2,000   Delaware County Industrial Development Authority,                4/12 at 100.00            AAA         2,038,140
                     Pennsylvania, Multifamily Housing Revenue Bonds, Darby
                     Townhouses Project, Series 2002A, 5.500%, 4/01/32
                     (Mandatory put 4/01/22) (Alternative Minimum Tax)
                  Pennsylvania Higher Educational Facilities Authority, Revenue
                  Bonds, Slippery Rock University Foundation Inc., Student
                  Housing Project, Series 2005A:
          2,035      5.000%, 7/01/19 - SYNCORA GTY Insured                         7/15 at 100.00           BBB+         2,042,204
          3,400      5.000%, 7/01/37 - SYNCORA GTY Insured                         7/15 at 100.00           BBB+         3,085,908
            740   Philadelphia Authority for Industrial Development,               5/15 at 102.00           Baa3           623,346
                     Pennsylvania, Multifamily Housing Revenue Bonds,
                     Presbyterian Homes Germantown - Morrisville Project,
                     Series 2005A, 5.625%, 7/01/35
-----------------------------------------------------------------------------------------------------------------------------------
         10,815   Total Housing/Multifamily                                                                             10,427,328
-----------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 6.6% (4.5% OF TOTAL INVESTMENTS)
            395   Allegheny County Residential Finance Authority, Pennsylvania,   11/10 at 100.00            Aaa           396,860
                     GNMA Mortgage-Backed Securities Program Single Family
                     Mortgage Revenue Bonds, Series 2000II-2, 5.900%, 11/01/32
                     (Alternative Minimum Tax)
          1,095   Pennsylvania Housing Finance Agency, Single Family Mortgage      4/15 at 100.00            AA+         1,099,227
                     Revenue Bonds, Series 2006-93A, 4.950%, 10/01/26
                     (Alternative Minimum Tax) (UB)
          3,065   Pennsylvania Housing Finance Agency, Single Family Mortgage     10/15 at 100.00            AA+         3,070,609
                     Revenue Bonds, Series 2006-94A, 5.150%, 10/01/37
                     (Alternative Minimum Tax) (UB)
          4,000   Pennsylvania Housing Finance Agency, Single Family Mortgage     10/15 at 100.00            AA+         3,934,640
                     Revenue Bonds, Series 2006-95A, 4.900%, 10/01/37
                     (Alternative Minimum Tax) (UB)
          1,355   Pennsylvania Housing Finance Agency, Single Family Mortgage     10/16 at 100.00            AA+         1,362,885
                     Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27
                     (Alternative Minimum Tax) (UB)
          1,525   Pennsylvania Housing Finance Agency, Single Family Mortgage     10/16 at 100.00            AA+         1,473,668
                     Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31
                     (Alternative Minimum Tax) (UB)
                  Pennsylvania Housing Finance Agency, Single Family Mortgage
                  Revenue Bonds, Series 2008-103-C:
            355      5.200%, 10/01/28                                             10/17 at 100.00            AA+           367,120
          1,900      5.450%, 10/01/38                                             10/17 at 100.00            AA+         1,985,899
            765   Pittsburgh Urban Redevelopment Authority, Pennsylvania,         10/10 at 100.00            AAA           766,040
                     Mortgage Revenue Bonds, Series 1997A, 6.200%, 10/01/21
                     (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
         14,455   Total Housing/Single Family                                                                           14,456,948
-----------------------------------------------------------------------------------------------------------------------------------
                  INDUSTRIALS - 3.2% (2.2% OF TOTAL INVESTMENTS)
          2,000   New Morgan Industrial Development Authority, Pennsylvania,      10/10 at 100.00            BBB         1,999,720
                     Solid Waste Disposal Revenue Bonds, New Morgan Landfill
                     Company Inc., Series 1994, 6.500%, 4/01/19 (Alternative
                     Minimum Tax)
          2,000   Pennsylvania Economic Development Financing Authority, Exempt    5/11 at 101.00             A1         2,025,820
                     Facilities Revenue Bonds, Amtrak Project, Series 2001A,
                     6.250%, 11/01/31 (Alternative Minimum Tax)
          2,750   Pennsylvania Industrial Development Authority, Economic          7/12 at 101.00             A1         2,922,013
                     Development Revenue Bonds, Series 2002, 5.500%, 7/01/17 -
                     AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
          6,750   Total Industrials                                                                                      6,947,553
-----------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 5.6% (3.8% OF TOTAL INVESTMENTS)
          1,500   Cumberland County Municipal Authority Revenue Bonds,             1/19 at 100.00            N/R         1,516,230
                     Pennsylvania, Diakon Lutheran Social Ministries Project,
                     Series 2009, 6.375%, 1/01/39
          4,905   Cumberland County Municipal Authority, Pennsylvania, Revenue     1/17 at 100.00            N/R         4,153,260
                     Bonds, Diakon Lutheran Social Ministries, Series 2007,
                     5.000%, 1/01/36
          1,000   Cumberland County Municipal Authority, Pennsylvania, Revenue    12/12 at 100.00           BBB+           962,870
                     Bonds, Presbyterian Homes Inc., Series 2003A, 5.000%,
                     12/01/22 - RAAI Insured
                  Lancaster County Hospital Authority, Pennsylvania, Health
                  Center Revenue Bonds, Masonic Homes Project, Series 2006:
          1,565      5.000%, 11/01/31                                             11/16 at 100.00              A         1,554,812
            230      5.000%, 11/01/36                                             11/16 at 100.00              A           227,997

                                                           Nuveen Investments 67

    | Portfolio of Investments April 30, 2010

      PRINCIPAL                                                                    OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                  PROVISIONS (2)    RATINGS (3)             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE (continued)
                  Pennsylvania Economic Development Financing Authority, Revenue
                  Bonds, Dr. Gertrude A. Barber Center Inc., Series 2000:
$         1,000      6.150%, 12/01/20 - RAAI Insured                               8/10 at 100.00            BBB   $     1,006,930
          2,000      5.900%, 12/01/30 - RAAI Insured                              12/10 at 100.00            BBB         1,990,440
          1,230   Pennsylvania Economic Development Financing Authority, Revenue   6/10 at 100.00             BB           981,565
                     Bonds, Northwestern Human Services Inc., Series 1998A,
                     5.250%, 6/01/28
-----------------------------------------------------------------------------------------------------------------------------------
         13,430   Total Long-Term Care                                                                                  12,394,104
-----------------------------------------------------------------------------------------------------------------------------------
                  MATERIALS - 2.4% (1.6% OF TOTAL INVESTMENTS)
          1,190   Bradford County Industrial Development Authority,               12/15 at 100.00            BBB         1,179,326
                     Pennsylvania, Solid Waste Disposal Revenue Bonds,
                     International Paper Company, Series 2005B, 5.200%, 12/01/19
                     (Alternative Minimum Tax)
            500   Erie County Industrial Development Authority, Pennsylvania,      9/10 at 101.00            BBB           506,640
                     Environmental Improvement Revenue Refunding Bonds, Series
                     2000B, 6.000%, 9/01/16 (Alternative Minimum Tax)
          4,500   Pennsylvania Economic Development Financing Authority, Exempt    5/10 at 101.00            N/R         3,562,650
                     Facilities Revenue Bonds, National Gypsum Company, Series
                     1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
          6,190   Total Materials                                                                                        5,248,616
-----------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 18.5% (12.7% OF TOTAL INVESTMENTS)
          3,000   Bethel Park School District, Allegheny County, Pennsylvania,     8/19 at 100.00            Aa2         3,126,150
                     General Obligation Bonds, Series of 2009, 5.000%, 8/01/29
                  Harrisburg Redevelopment Authority, Dauphin County,
                  Pennsylvania, Guaranteed Revenue Bonds, Series 1998B:
          1,750      0.000%, 5/01/22 - AGM Insured                                  5/16 at 75.56            AAA           821,870
          2,750      0.000%, 11/01/22 - AGM Insured                                 5/16 at 73.64            AAA         1,249,958
          2,750      0.000%, 5/01/23 - AGM Insured                                  5/16 at 71.71            AAA         1,199,028
            260   Lower Merion School District, Montgomery County, Pennsylvania,   9/17 at 100.00            Aaa           288,974
                     General Obligation Bonds, Series 2007, 5.000%, 9/01/23
          2,115   Owen J. Roberts School District, Chester County, Pennsylvania,   5/16 at 100.00            Aa2         2,258,249
                     General Obligation Bonds, Series 2006, 5.000%, 5/15/24 -
                     AGM Insured
          4,835   Pennsylvania State, General Obligation Bonds, Series 2007,       3/17 at 100.00            Aa1         5,554,593
                     Residuals 1986, 13.158%, 3/01/27 (IF)
          3,200   Pennsylvania, General Obligation Bonds, First Series 2006,      10/16 at 100.00            Aa1         3,720,096
                     5.000%, 10/01/18
          1,000   Pennsylvania, General Obligation Bonds, Second Series 2005,      1/16 at 100.00            Aa1         1,155,660
                     5.000%, 1/01/18
          1,500   Philadelphia School District, Pennsylvania, General Obligation     No Opt. Call            Aa3         1,552,965
                     Bonds, Series 2007A, 5.000%, 6/01/34 - FGIC Insured
          3,775   Pine-Richland School District, Pennsylvania, School              7/15 at 100.00            AAA         3,854,502
                     Improvement General Obligation Bonds, Series 2005, 5.000%,
                     7/15/35 - AGM Insured
          2,700   Pittsburgh, Pennsylvania, General Obligation Bonds, Series         No Opt. Call            AAA         2,988,927
                     2006B, 5.250%, 9/01/16 - AGM Insured
          6,710   Reading School District, Berks County, Pennsylvania, General       No Opt. Call              A         2,075,940
                     Obligation Bonds, Series 2003B, 0.000%, 1/15/32 - FGIC
                     Insured
          2,250   Scranton Parking Authority, Pennsylvania , Guaranteed Revenue    6/17 at 100.00            N/R         2,023,560
                     Bonds, Series 2007, 5.250%, 6/01/39 - RAAI Insured
            940   Scranton Parking Authority, Pennsylvania, Guaranteed Parking     9/13 at 100.00              A           884,408
                     Revenue Bonds, Series 2004, 5.000%, 9/15/33 - FGIC Insured
                  State Public School Building Authority, Pennsylvania, School
                  Revenue Bonds, Conneaut School District, Series 2003:
            360      5.250%, 11/01/21 - FGIC Insured                              11/13 at 100.00              A           384,739
            490      5.250%, 11/01/22 - FGIC Insured                              11/13 at 100.00              A           514,804
          1,500   State Public School Building Authority, Pennsylvania, School     5/13 at 100.00            Aa3         1,514,805
                     Revenue Bonds, York City School District, Series 2003,
                     4.000%, 5/01/21 - AGM Insured
          1,535   Stroudsburg Area School District, Monroe County, Pennsylvania,   4/12 at 100.00            AAA         1,630,093
                     General Obligation Bonds, Series 2001A, 5.000%, 4/01/19 -
                     AGM Insured

68 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL (continued)
$         1,400   Woodland Hills School District, Allegheny County,                9/15 at 100.00            AAA   $     1,566,054
                     Pennsylvania, General Obligation Bonds, Series 2005D,
                     5.000%, 9/01/17 - AGM Insured
          2,400   York County, Pennsylvania, General Obligation Bonds, Series     12/15 at 100.00             AA         2,471,736
                     2006, 5.000%, 6/01/33 - NPFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
         47,220   Total Tax Obligation/General                                                                          40,837,111
-----------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 8.4% (5.8% OF TOTAL INVESTMENTS)
          1,500   Erie County Convention Center Authority, Pennsylvania,           1/15 at 100.00            AA-         1,521,870
                     Convention Center Revenue Bonds, Series 2005, 5.000%,
                     1/15/36 - FGIC Insured
          1,950   Pennsylvania Turnpike Commission, Oil Franchise Tax Senior      12/18 at 100.00             AA         2,020,142
                     Lien Revenue Bonds, Series 2003A, 5.000%, 12/01/32 - NPFG
                     Insured
          5,015   Philadelphia Municipal Authority, Pennsylvania, Lease Revenue   11/13 at 100.00            AAA         5,434,756
                     Bonds, Series 2003B, 5.250%, 11/15/17 - AGM Insured
          6,000   Puerto Rico Highway and Transportation Authority, Highway          No Opt. Call             A3         6,313,500
                     Revenue Bonds, Series 2007N, 5.500%, 7/01/29 - AMBAC
                     Insured
          2,880   Puerto Rico Infrastructure Financing Authority, Special Tax        No Opt. Call             A3           673,344
                     Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC
                     Insured
          2,405   Puerto Rico, Highway Revenue Bonds, Highway and                    No Opt. Call              A         2,593,263
                     Transportation Authority, Series 2003AA, 5.500%, 7/01/19 -
                     NPFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
         19,750   Total Tax Obligation/Limited                                                                          18,556,875
-----------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 16.5% (11.2% OF TOTAL INVESTMENTS)
            650   Delaware River Joint Toll Bridge Commission, New Jersey and      7/13 at 100.00             A2           708,786
                     Pennsylvania, Revenue Bonds, Series 2003, 5.250%, 7/01/17
          4,600   Pennsylvania Economic Development Financing Authority,           6/12 at 102.00           BBB+         4,638,686
                     Revenue Bonds, Amtrak 30th Street Station Parking Garage,
                     Series 2002, 5.875%, 6/01/33 - ACA Insured (Alternative
                     Minimum Tax)
          5,500   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,       12/27 at 100.00             A2         3,696,495
                     Capital Appreciation Series 2009E, 0.000%, 12/01/38
          3,575   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,       12/11 at 101.00            Aa3         3,633,451
                     Series 2001R, 5.000%, 12/01/30 - AMBAC Insured
          2,680   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,        6/16 at 100.00            Aa3         2,839,755
                     Series 2006A, 5.000%, 12/01/24 - AMBAC Insured
          3,250   Philadelphia Airport System, Pennsylvania, Revenue Bonds,        6/15 at 100.00             A+         3,050,320
                     Series 2005A, 4.750%, 6/15/35 - NPFG Insured (Alternative
                     Minimum Tax)
         10,000   Philadelphia Authority for Industrial Development,               7/11 at 101.00             A+         9,826,900
                     Pennsylvania, Airport Revenue Bonds, Philadelphia Airport
                     System Project, Series 2001A, 5.250%, 7/01/28 - FGIC
                     Insured (Alternative Minimum Tax)
          2,000   Pittsburgh Public Parking Authority, Pennsylvania, Parking      12/15 at 100.00              A         2,065,980
                     Revenue Bonds, Series 2005B, 5.000%, 12/01/23 - FGIC
                     Insured
          6,700   Susquehanna Area Regional Airport Authority, Pennsylvania,       1/13 at 100.00           Baa3         5,763,943
                     Airport System Revenue Bonds, Series 2003B, 5.000%,
                     1/01/33 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
         38,955   Total Transportation                                                                                  36,224,316
-----------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 18.4% (12.5% OF TOTAL INVESTMENTS) (4)
          1,695   Allegheny County Sanitary Authority, Pennsylvania, Sewerage     12/10 at 101.00          A (4)         1,756,461
                     Revenue Bonds, Series 2000, 5.500%, 12/01/30 (Pre-refunded
                     12/01/10) - NPFG Insured
          1,200   Butler County, Pennsylvania, General Obligation Bonds, Series    7/13 at 100.00         A+ (4)         1,355,616
                     2003, 5.250%, 7/15/23 (Pre-refunded 7/15/13) - FGIC
                     Insured
          1,615   Delaware County Regional Water Quality Control Authority,        5/14 at 100.00         A3 (4)         1,854,521
                     Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.250%,
                     5/01/23 (Pre-refunded 5/01/14) - NPFG Insured
          2,110   Fayette County, Pennsylvania, General Obligation Bonds,         11/10 at 100.00        N/R (4)         2,171,401
                     Series 2000, 5.625%, 11/15/28 (Pre-refunded 11/15/10) -
                     AMBAC Insured
          2,600   Norristown Area School District, Montgomery County,              3/13 at 100.00        N/R (4)         2,887,118
                     Pennsylvania, General Obligation Bonds, Series 2003,
                     5.000%, 9/01/24 (Pre-refunded 3/01/13) - FGIC Insured
            855   Pennsylvania Higher Educational Facilities Authority, College      No Opt. Call            Aaa           984,550
                     Revenue Bonds, Ninth Series 1976, 7.625%, 7/01/15 (ETM)

                                                           Nuveen Investments 69

    | Portfolio of Investments April 30, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED (4) (continued)
$         1,500   Pennsylvania Higher Educational Facilities Authority, Revenue    7/11 at 101.00            Aaa   $     1,594,425
                     Bonds, Temple University, Series 2001, 5.000%, 7/15/31
                     (Pre-refunded 7/15/11) - NPFG Insured
          3,905   Pennsylvania Higher Educational Facilities Authority, Revenue    1/13 at 100.00         A1 (4)         4,280,114
                     Bonds, Thomas Jefferson University, Series 2002, 5.000%,
                     1/01/32 (Pre-refunded 1/01/13)
                  Philadelphia Authority for Industrial Development,
                  Pennsylvania, Revenue Bonds, Franklin Towne Charter High
                  School, Series 2006A:
            470      5.250%, 1/01/27 (Pre-refunded 1/01/17)                        1/17 at 100.00        N/R (4)           539,132
            790      5.375%, 1/01/32 (Pre-refunded 1/01/17)                        1/17 at 100.00        N/R (4)           912,166
                  Philadelphia Hospitals and Higher Education Facilities
                  Authority, Pennsylvania, Hospital Revenue Bonds, Presbyterian
                  Medical Center of Philadelphia, Series 1993:
            435      6.500%, 12/01/11 (ETM)                                          No Opt. Call            AAA           461,135
          3,740      6.650%, 12/01/19 (ETM)                                          No Opt. Call            AAA         4,626,530
                  Sayre Health Care Facility Authority, Pennsylvania, Revenue
                  Bonds, Latrobe Area Hospital, Series 2002A:
          1,700      5.250%, 7/01/14 (Pre-refunded 7/01/12) - AMBAC Insured        7/12 at 100.00        N/R (4)         1,855,227
          1,200      5.250%, 7/01/15 (Pre-refunded 7/01/12) - AMBAC Insured        7/12 at 100.00        N/R (4)         1,309,572
          1,015   St. Mary Hospital Authority, Pennsylvania, Health System        11/14 at 100.00         A1 (4)         1,174,720
                     Revenue Bonds, Catholic Health East, Series 2004B, 5.375%,
                     11/15/34 (Pre-refunded 11/15/14)
                  State Public School Building Authority, Berkes County,
                  Pennsylvania, School Revenue Bonds, Brandywine Heights Area
                  School District, Series 2003:
          1,930      5.000%, 2/01/20 (Pre-refunded 2/01/13) - FGIC Insured         2/13 at 100.00        Aa3 (4)         2,127,304
          1,955      5.000%, 2/01/21 (Pre-refunded 2/01/13) - FGIC Insured         2/13 at 100.00        Aa3 (4)         2,154,860
          4,050   State Public School Building Authority, Pennsylvania, Lease      6/13 at 100.00            AAA         4,525,065
                     Revenue Bonds, Philadelphia School District, Series 2003,
                     5.000%, 6/01/33 (Pre-refunded 6/01/13) - AGM Insured
          2,500   West Cornwall Township Municipal Authority, Pennsylvania,       12/11 at 100.00       BBB+ (4)         2,710,775
                     College Revenue Bonds, Elizabethtown College Project,
                     Series 2001, 5.900%, 12/15/18 (Pre-refunded 12/15/11)
            965   West View Borough Municipal Authority, Allegheny County,           No Opt. Call            AAA         1,184,576
                     Pennsylvania, Special Obligation Bonds, Series 1985A,
                     9.500%, 11/15/14 (ETM)
-----------------------------------------------------------------------------------------------------------------------------------
         36,230   Total U.S. Guaranteed                                                                                 40,465,268
-----------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 9.3% (6.3% OF TOTAL INVESTMENTS)
          1,125   Allegheny County Industrial Development Authority,                 No Opt. Call            BBB         1,177,065
                     Pennsylvania, Pollution Control Revenue Refunding Bonds,
                     Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 -
                     AMBAC Insured
            830   Carbon County Industrial Development Authority, Pennsylvania,      No Opt. Call           BBB-           829,992
                     Resource Recovery Revenue Refunding Bonds, Panther Creek
                     Partners Project, Series 2000, 6.650%, 5/01/10
                     (Alternative Minimum Tax)
          7,590   Indiana County Industrial Development Authority,                 5/10 at 100.00            BBB         7,590,911
                     Pennsylvania, Pollution Control Revenue Bonds,
                     Metropolitan Edison Company, Series 1997A, 5.950%, 5/01/27
                     - AMBAC Insured (Alternative Minimum Tax)
          2,000   Indiana County Industrial Development Authority,                 6/12 at 101.00           Baa1         2,013,580
                     Pennsylvania, Pollution Control Revenue Refunding Bonds,
                     PSEG Power LLC, Series 2001A, 5.850%, 6/01/27 (Alternative
                     Minimum Tax)
          2,150   Lehigh County Industrial Development Authority, Pennsylvania,    2/15 at 100.00              A         2,142,475
                     Pollution Control Revenue Bonds, Pennsylvania Power and
                     Light Company, Series 2005, 4.750%, 2/15/27 - FGIC Insured
            700   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General     9/14 at 100.00            AAA           721,112
                     Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 - AGM
                     Insured
          1,000   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General     7/13 at 100.00            AAA         1,083,230
                     Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 - AGM
                     Insured
          5,050   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh    10/17 at 100.00           Baa2         4,839,062
                     Series, 2007, 5.000%, 10/01/37 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
         20,445   Total Utilities                                                                                       20,397,427
-----------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 12.3% (8.4% OF TOTAL INVESTMENTS)
            305   Allegheny County Sanitary Authority, Pennsylvania, Sewerage     12/10 at 101.00             A1           309,401
                     Revenue Bonds, Series 2000, 5.500%, 12/01/30 - NPFG
                     Insured

 70 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER (continued)
                  Allegheny County Sanitary Authority, Pennsylvania, Sewerage
                  Revenue Bonds, Series 2005A:
$         1,900      5.000%, 12/01/21 - NPFG Insured                              12/15 at 100.00              A   $     1,956,031
          2,120      5.000%, 12/01/23 - NPFG Insured                              12/15 at 100.00              A         2,168,824
            545      5.000%, 12/01/30 - NPFG Insured                              12/15 at 100.00              A           549,731
          2,500   Bethlehem Authority, Northampton and Lehigh Counties,           11/14 at 100.00            AAA         2,640,575
                     Pennsylvania, Guaranteed Water Revenue Bonds, Series 2004,
                     5.000%, 11/15/20 - AGM Insured
          4,000   Bucks County Industrial Development Authority, Pennsylvania,     3/12 at 100.00            AA-         4,016,280
                     Water Facility Revenue Bonds, Pennsylvania Suburban Water
                     Company, Series 2002, 5.550%, 9/01/32 - FGIC Insured
                     (Alternative Minimum Tax)
          2,000   Harrisburg Authority, Dauphin County, Pennsylvania, Water        7/14 at 100.00            AAA         2,003,900
                     Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 -
                     AGM Insured
          1,600   Luzerne County Industrial Development Authority,                12/19 at 100.00              A         1,645,536
                     Pennsylvania, Water Facility Revenue Refunding Bonds,
                     Pennsylvania-American Water Company, Series 2009, 5.500%,
                     12/01/39
          3,360   Mercer County Industrial Development Authority, Pennsylvania,    7/10 at 100.00            AA-         3,362,486
                     Water Facility Revenue Bonds, Consumers Water Company,
                     Shenango Valley Division Project, Series 2000, 6.000%,
                     7/01/30 - NPFG Insured (Alternative Minimum Tax)
                  Norristown Municipal Waste Authority, Pennsylvania, Sewer
                  Revenue Bonds, Series 2003:
          1,140      5.125%, 11/15/22 - FGIC Insured                              11/13 at 100.00            N/R         1,150,214
          2,535      5.125%, 11/15/23 - FGIC Insured                              11/13 at 100.00            N/R         2,549,424
            500   Pennsylvania Economic Development Financing Authority, Sewage    1/20 at 100.00           Baa3           524,345
                     Sludge Disposal Revenue Bonds, Philadelphia Biosolids
                     Facility Project, Series 2009, 6.250%, 1/01/32
          2,000   Philadelphia, Pennsylvania, Water and Wastewater Revenue         7/15 at 100.00            AAA         2,096,260
                     Bonds, Series 2005A, 5.000%, 7/01/23 - AGM Insured
          2,000   Unity Township Municipal Authority, Pennsylvania, Sewerage      12/14 at 100.00            AAA         2,035,951
                     Revenue Bonds, Series 2004, 5.000%, 12/01/34 - AGM Insured
-----------------------------------------------------------------------------------------------------------------------------------
         26,505   Total Water and Sewer                                                                                 27,008,958
-----------------------------------------------------------------------------------------------------------------------------------
$       331,145   Total Investments (cost $315,083,229) - 146.6%                                                       322,794,613
===============--------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (5.8)%                                                                   (12,705,000)
                  -----------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 4.3%                                                                   9,298,025
                  -----------------------------------------------------------------------------------------------------------------
                  Auction Rate Preferred Shares, at Liquidation Value - (45.1)% (5)                                    (99,275,000)
                  -----------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                    $   220,112,638
                  =================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.8%.

N/R   Not rated.

WI/DD Purchased on a when-issued or delayed delivery basis.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 71

    | Portfolio of Investments April 30, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 2.1% (1.5% OF TOTAL INVESTMENTS)
$         1,000   Pennsylvania Economic Development Financing Authority, Solid       No Opt. Call            AA-   $     1,038,890
                     Waste Disposal Revenue Bonds, Procter & Gamble Paper
                     Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum
                     Tax)
-----------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 26.8% (18.9% OF TOTAL
                     INVESTMENTS)
            100   Allegheny County Higher Education Building Authority,              No Opt. Call           Baa3           102,781
                     Pennsylvania, College Revenue Refunding Bonds, Robert
                     Morris College, Series 1998A, 6.000%, 5/01/28
            235   Allegheny County Higher Education Building Authority,            2/16 at 100.00           Baa3           216,306
                     Pennsylvania, Revenue Bonds, Robert Morris University,
                     Series 2006A, 4.750%, 2/15/26
          2,250   Bucks County Industrial Development Authority, Pennsylvania,     9/11 at 100.00            N/R         2,255,940
                     Revenue Bonds, George School Project, Series 2001, 5.125%,
                     9/15/31 - AMBAC Insured
            700   Chester County Health and Education Facilities Authority,       10/15 at 102.00            N/R           652,358
                     Pennsylvania, Revenue Bonds, Immaculata University, Series
                     2005, 5.500%, 10/15/25
            720   Chester County Industrial Development Authority,                12/17 at 100.00            BB+           664,020
                     Pennsylvania, Avon Grove Charter School Revenue Bonds,
                     Series 2007A, 6.375%, 12/15/37
          1,000   Delaware County Authority, Pennsylvania, College Revenue        10/11 at 100.00            BBB         1,007,900
                     Refunding Bonds, Neumann College, Series 2001, 6.000%,
                     10/01/31
            300   Delaware County Authority, Pennsylvania, General Revenue        10/16 at 100.00            N/R           258,174
                     Bonds, Eastern University, Series 2006, 4.500%, 10/01/27 -
                     RAAI Insured
                  Delaware County Authority, Pennsylvania, Revenue Bonds,
                  Villanova University, Series 2006:
            295      5.000%, 8/01/23 - AMBAC Insured                               8/16 at 100.00             A1           312,131
            145      5.000%, 8/01/24 - AMBAC Insured                               8/16 at 100.00             A1           152,533
            160   Erie Higher Education Building Authority, Pennsylvania,          5/17 at 100.00            N/R           145,310
                     College Revenue Bonds, Gannon University, Series 2007-GG3,
                     5.000%, 5/01/32 - RAAI Insured
            200   Montgomery County Higher Education and Health Authority,         4/20 at 100.00           BBB+           203,104
                     Pennsylvania, Revenue Bonds, Arcadia University, Series
                     2010, 5.625%, 4/01/40 (WI/DD, Settling 5/11/10)
          1,000   Montgomery County Industrial Development Authority,              8/15 at 100.00             A1         1,035,620
                     Pennsylvania, Revenue Bonds, Hill School, Series 2005,
                     5.000%, 8/15/27 - NPFG Insured
             75   New Wilmington, Pennsylvania, Revenue, Westminster College,      5/17 at 100.00            N/R            70,517
                     Series 2007G, 5.125%, 5/01/33 - RAAI Insured
          1,000   Pennsylvania Higher Educational Facilities Authority, General    6/12 at 100.00            Aa3         1,061,440
                     Revenue Bonds, State System of Higher Education, Series
                     2002W, 5.000%, 6/15/19 - AMBAC Insured
            900   Pennsylvania Higher Educational Facilities Authority, General    6/18 at 100.00            Aa3           930,915
                     Revenue Bonds, State System of Higher Education, Series
                     2008AH, 5.000%, 6/15/33
            220   Pennsylvania Higher Educational Facilities Authority, Revenue    5/16 at 100.00             A-           213,176
                     Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31
            540   Pennsylvania Higher Educational Facilities Authority, Revenue   11/17 at 100.00             A+           549,461
                     Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 -
                     NPFG Insured
          1,500   Pennsylvania Higher Educational Facilities Authority, Revenue    7/11 at 100.00            N/R         1,465,590
                     Bonds, Moravian College, Series 2001, 5.375%, 7/01/31 -
                     RAAI Insured
            700   Pennsylvania Higher Educational Facilities Authority, Revenue    4/16 at 100.00             A+           738,626
                     Bonds, Temple University, First Series of 2006, 5.000%,
                     4/01/21 - NPFG Insured
            350   Pennsylvania Higher Educational Facilities Authority, Revenue    1/13 at 100.00             A1           370,608
                     Bonds, Thomas Jefferson University, Series 2002, 5.500%,
                     1/01/16
            470   Philadelphia Authority for Industrial Development,               1/13 at 102.00             BB           368,616
                     Pennsylvania, Revenue Bonds, Leadership Learning Partners,
                     Series 2005A, 5.375%, 7/01/36
            110   Philadelphia Authority for Industrial Development,               8/20 at 100.00           BBB+           111,078
                     Pennsylvania, Revenue Bonds, MaST Charter School Project,
                     Series 2010, 6.000%, 8/01/35
            230   Philadelphia Authority for Industrial Development,               5/16 at 100.00           BBB-           227,238
                     Pennsylvania, Revenue Bonds, Richard Allen Preparatory
                     Charter School, Series 2006, 6.250%, 5/01/33
-----------------------------------------------------------------------------------------------------------------------------------
         13,200   Total Education and Civic Organizations                                                               13,113,442
-----------------------------------------------------------------------------------------------------------------------------------

 72    Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 17.6% (12.4% OF TOTAL INVESTMENTS)
$           550   Allegheny County Hospital Development Authority,                 4/15 at 100.00           Baa3   $       465,003
                     Pennsylvania, Revenue Bonds, Ohio Valley General Hospital,
                     Series 2005A, 5.125%, 4/01/35
            585   Allentown Area Hospital Authority, Pennsylvania, Revenue           No Opt. Call            BB-           561,483
                     Bonds, Sacred Heart Hospital, Series 2005, 6.000%,
                     11/15/16
          2,500   Chester County Health and Educational Facilities Authority,      5/10 at 100.00            AA-         2,501,425
                     Pennsylvania, Health System Revenue Bonds, Jefferson
                     Health System, Series 1997B, 5.375%, 5/15/27
            200   Erie County Hospital Authority, Pennsylvania, Hospital           7/20 at 100.00           Baa2           202,386
                     Revenue Bonds, Saint Vincent Health Center Project, Series
                     2010A, 7.000%, 7/01/27
             80   Erie County Hospital Authority, Pennsylvania, Revenue Bonds,    11/17 at 100.00           BBB+            72,785
                     Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 -
                     CIFG Insured
            230   Fulton County, Pennsylvania, Industrial Development Authority    7/16 at 100.00            N/R           200,167
                     Hospital Revenue Bonds, Fulton County Medical Center
                     Project, Series 2006, 5.900%, 7/01/40
            600   Lebanon County Health Facilities Authority, Pennsylvania,       11/12 at 101.00           Baa2           588,720
                     Revenue Bonds, Good Samaritan Hospital Project, Series
                     2002, 5.900%, 11/15/28
            650   Lehigh County General Purpose Authority, Pennsylvania,           7/18 at 100.00            AAA           654,726
                     Hospital Revenue Bonds, Lehigh Valley Health Network,
                     Series 2008A, 5.000%, 7/01/33 - AGM Insured
            250   Lehigh County General Purpose Authority, Pennsylvania,          11/14 at 100.00              A           254,985
                     Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%,
                     11/01/24
          1,025   Lehigh County General Purpose Authority, Pennsylvania,          11/17 at 100.00            AAA         1,029,449
                     Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%,
                     11/01/37 - AGC Insured
            140   Monroe County Hospital Authority, Pennsylvania, Hospital         1/17 at 100.00             A-           133,253
                     Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%,
                     1/01/37
             25   Pottsville Hospital Authority, Pennsylvania, Hospital Revenue    7/10 at 100.00            N/R            22,483
                     Bonds, Pottsville Hospital and Warne Clinic, Series 1998,
                     5.625%, 7/01/24
            215   Sayre Healthcare Facility Authority, Pennsylvania, Revenue      12/17 at 100.00             A+           137,923
                     Bonds, Guthrie Healthcare System, Series 2007, 0.999%,
                     12/01/31 - AMBAC Insured
          1,000   Washington County Hospital Authority, Pennsylvania, Revenue      6/12 at 101.00             A3         1,032,200
                     Bonds, Monongahela Valley Hospital Project, Series 2002,
                     5.500%, 6/01/17
            750   West Shore Area Hospital Authority, Cumberland County,           1/12 at 100.00            BBB           751,448
                     Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital
                     of the Sisters of Christian Charity Project, Series 2001,
                     6.250%, 1/01/32
-----------------------------------------------------------------------------------------------------------------------------------
          8,800   Total Health Care                                                                                      8,608,436
-----------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 1.5% (1.0% OF TOTAL INVESTMENTS)
            700   Pennsylvania Higher Educational Facilities Authority, Revenue    7/15 at 100.00           BBB+           635,334
                     Bonds, Slippery Rock University Foundation Inc., Student
                     Housing Project, Series 2005A, 5.000%, 7/01/37 - SYNCORA
                     GTY Insured
            100   Philadelphia Authority for Industrial Development,               5/15 at 102.00           Baa3            84,236
                     Pennsylvania, Multifamily Housing Revenue Bonds,
                     Presbyterian Homes Germantown - Morrisville Project,
                     Series 2005A, 5.625%, 7/01/35
-----------------------------------------------------------------------------------------------------------------------------------
            800   Total Housing/Multifamily                                                                                719,570
-----------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 7.7% (5.4% OF TOTAL INVESTMENTS)
          1,355   Allegheny County Residential Finance Authority, Pennsylvania,    5/10 at 101.00            Aaa         1,357,995
                     GNMA Mortgage-Backed Securities Program Single Family
                     Mortgage Revenue Bonds, Series 1998DD-2, 5.400%, 11/01/29
                     (Alternative Minimum Tax)
            395   Pennsylvania Housing Finance Agency, Single Family Mortgage      4/15 at 100.00            AA+           396,525
                     Revenue Bonds, Series 2006-93A, 4.950%, 10/01/26
                     (Alternative Minimum Tax) (UB)
            645   Pennsylvania Housing Finance Agency, Single Family Mortgage     10/15 at 100.00            AA+           646,180
                     Revenue Bonds, Series 2006-94A, 5.150%, 10/01/37
                     (Alternative Minimum Tax) (UB)
            500   Pennsylvania Housing Finance Agency, Single Family Mortgage     10/15 at 100.00            AA+           491,830
                     Revenue Bonds, Series 2006-95A, 4.900%, 10/01/37
                     (Alternative Minimum Tax) (UB)
            415   Pennsylvania Housing Finance Agency, Single Family Mortgage     10/16 at 100.00            AA+           401,031
                     Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31
                     (Alternative Minimum Tax) (UB)
            450   Pennsylvania Housing Finance Agency, Single Family Mortgage     10/17 at 100.00            AA+           470,345
                     Revenue Bonds, Series 2008-103-C, 5.450%, 10/01/38
-----------------------------------------------------------------------------------------------------------------------------------
          3,760   Total Housing/Single Family                                                                            3,763,906
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 73

    | Portfolio of Investments April 30, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  INDUSTRIALS - 6.8% (4.9% OF TOTAL INVESTMENTS)
$         2,000   Pennsylvania Economic Development Financing Authority, Exempt    5/11 at 101.00             A1   $     2,025,820
                     Facilities Revenue Bonds, Amtrak Project, Series 2001A,
                     6.250%, 11/01/31 (Alternative Minimum Tax)
          1,250   Pennsylvania Industrial Development Authority, Economic          7/12 at 101.00             A1         1,328,188
                     Development Revenue Bonds, Series 2002, 5.500%, 7/01/17 -
                     AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
          3,250   Total Industrials                                                                                      3,354,008
-----------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 19.4% (13.8% OF TOTAL INVESTMENTS)
                  Bucks County Industrial Development Authority, Pennsylvania,
                  Revenue Bonds, Lutheran Community at Telford Center, Series
                  2007:
            220      5.750%, 1/01/27                                               1/17 at 100.00            N/R           191,510
            360      5.750%, 1/01/37                                               1/17 at 100.00            N/R           293,378
          1,000   Cumberland County Municipal Authority Revenue Bonds,             1/19 at 100.00            N/R         1,010,820
                     Pennsylvania, Diakon Lutheran Social Ministries Project,
                     Series 2009, 6.375%, 1/01/39
            265   Cumberland County Municipal Authority, Pennsylvania, Revenue     1/17 at 100.00            N/R           224,386
                     Bonds, Diakon Lutheran Social Ministries, Series 2007,
                     5.000%, 1/01/36
            200   Lancaster County Hospital Authority, Pennsylvania, Health       11/16 at 100.00              A           198,258
                     Center Revenue Bonds, Masonic Homes Project, Series 2006,
                     5.000%, 11/01/36
          2,100   Lancaster County Hospital Authority, Pennsylvania, Health       12/11 at 100.00             A-         2,124,717
                     Center Revenue Bonds, Willow Valley Retirement Communities
                     Project, Series 2001, 5.875%, 6/01/31
            185   Lancaster County Hospital Authority, Pennsylvania, Revenue       7/17 at 100.00            N/R           182,401
                     Bonds, Brethren Village Project, Series 2008A, 6.375%,
                     7/01/30
            785   Lebanon County Health Facilities Authority, Pennsylvania,       12/14 at 100.00            N/R           675,744
                     Health Center Revenue Bonds, Pleasant View Retirement
                     Community, Series 2005A, 5.300%, 12/15/26
                  Pennsylvania Economic Development Financing Authority,
                  Revenue Bonds, Northwestern Human Services Inc., Series
                  1998A:
          1,240      5.250%, 6/01/14                                               7/10 at 100.00             BB         1,217,420
             50      5.125%, 6/01/18                                               7/10 at 100.00             BB            44,934
                  Philadelphia Authority for Industrial Development,
                  Pennsylvania, Revenue Bonds, Philadelphia Corporation for the
                  Aging Project, Series 2001B:
            670      5.250%, 7/01/23 - AMBAC Insured                               7/11 at 101.00           Baa1           668,057
          2,875      5.250%, 7/01/31 - AMBAC Insured                               7/11 at 101.00           Baa1         2,683,410
-----------------------------------------------------------------------------------------------------------------------------------
          9,950   Total Long-Term Care                                                                                   9,515,035
-----------------------------------------------------------------------------------------------------------------------------------
                  MATERIALS - 4.0% (2.8% OF TOTAL INVESTMENTS)
            350   Allegheny County Industrial Development Authority,                 No Opt. Call             BB           354,001
                     Pennsylvania, Revenue Bonds, United States Steel
                     Corporation, Series 2005, 5.500%, 11/01/16
            210   Bradford County Industrial Development Authority,               12/15 at 100.00            BBB           208,116
                     Pennsylvania, Solid Waste Disposal Revenue Bonds,
                     International Paper Company, Series 2005B, 5.200%,
                     12/01/19 (Alternative Minimum Tax)
            750   Bucks County Industrial Development Authority, Pennsylvania,       No Opt. Call           BBB+           788,175
                     Environmental Improvement Revenue Bonds, USX Corporation
                     Project, Series 1995, 5.400%, 11/01/17 (Mandatory put
                     11/01/11)
            750   Pennsylvania Economic Development Financing Authority, Exempt    5/10 at 101.00            N/R           593,775
                     Facilities Revenue Bonds, National Gypsum Company, Series
                     1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
          2,060   Total Materials                                                                                        1,944,067
-----------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 13.3% (9.4% OF TOTAL INVESTMENTS)
            300   Pennsylvania, General Obligation Bonds, First Series 2006,      10/16 at 100.00            Aa1           348,759
                     5.000%, 10/01/18
            375   Philadelphia School District, Pennsylvania, General                No Opt. Call            Aa3           388,241
                     Obligation Bonds, Series 2007A, 5.000%, 6/01/34 - FGIC
                     Insured
            840   Pine-Richland School District, Pennsylvania, School              7/15 at 100.00            AAA           857,690
                     Improvement General Obligation Bonds, Series 2005, 5.000%,
                     7/15/35 - AGM Insured
          3,000   Pittsburgh School District, Allegheny County, Pennsylvania,        No Opt. Call            AAA         3,462,570
                     General Obligation Refunding Bonds, Series 2002A, 5.500%,
                     9/01/14 - AGM Insured
          2,220   Reading School District, Berks County, Pennsylvania, General       No Opt. Call              A           686,824
                     Obligation Bonds, Series 2003B, 0.000%, 1/15/32 - FGIC
                     Insured
            160   Scranton Parking Authority, Pennsylvania, Guaranteed Parking     9/13 at 100.00              A           150,538
                     Revenue Bonds, Series 2004, 5.000%, 9/15/33 - FGIC Insured

74 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL (continued)
$           600   York County, Pennsylvania, General Obligation Bonds, Series     12/15 at 100.00             AA   $       617,934
                     2006, 5.000%, 6/01/33 - NPFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
          7,495   Total Tax Obligation/General                                                                           6,512,556
-----------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 13.6% (9.6% OF TOTAL INVESTMENTS)
          1,000   Allegheny County Redevelopment Authority, Pennsylvania, TIF        No Opt. Call            N/R           861,390
                     Revenue Bonds, Pittsburg Mills Project, Series 2004,
                     5.600%, 7/01/23
            450   Erie County Convention Center Authority, Pennsylvania,           1/15 at 100.00            AA-           456,561
                     Convention Center Revenue Bonds, Series 2005, 5.000%,
                     1/15/36 - FGIC Insured
            425   Pennsylvania Turnpike Commission, Oil Franchise Tax Senior      12/18 at 100.00             AA           440,287
                     Lien Revenue Bonds, Series 2003A, 5.000%, 12/01/32 - NPFG
                     Insured
          1,000   Pennsylvania Turnpike Commission, Registration Fee Revenue         No Opt. Call            AAA         1,150,410
                     Bonds, Series 2005A, 5.250%, 7/15/18 - AGM Insured
          1,000   Philadelphia Municipal Authority, Pennsylvania, Lease Revenue   11/13 at 100.00            AAA         1,083,700
                     Bonds, Series 2003B, 5.250%, 11/15/17 - AGM Insured
          1,500   Philadelphia Redevelopment Authority, Pennsylvania, Revenue      4/12 at 100.00             A1         1,559,490
                     Bonds, Philadelphia Neighborhood Transformation
                     Initiative, Series 2002A, 5.500%, 4/15/19 - FGIC Insured
            750   Puerto Rico Highway and Transportation Authority, Highway          No Opt. Call              A           761,040
                     Revenue Bonds, Series 2007N, 5.250%, 7/01/33 - NPFG
                     Insured
            630   Puerto Rico Infrastructure Financing Authority, Special Tax        No Opt. Call             A3           147,294
                     Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC
                     Insured
            250   Washington County Redevelopment Authority, Pennsylvania,         7/17 at 100.00            N/R           209,828
                     Tanger Outlet Victory Center Tax Increment Bonds, Series
                     2006A, 5.450%, 7/01/35
-----------------------------------------------------------------------------------------------------------------------------------
          7,005   Total Tax Obligation/Limited                                                                           6,670,000
-----------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 8.3% (5.9% OF TOTAL INVESTMENTS)
            130   Delaware River Joint Toll Bridge Commission, New Jersey and      7/13 at 100.00             A2           141,757
                     Pennsylvania, Revenue Bonds, Series 2003, 5.250%, 7/01/17
          1,000   Pennsylvania Economic Development Financing Authority,           6/12 at 102.00           BBB+         1,008,410
                     Revenue Bonds, Amtrak 30th Street Station Parking Garage,
                     Series 2002, 5.875%, 6/01/33 - ACA Insured (Alternative
                     Minimum Tax)
            420   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,        6/16 at 100.00            Aa3           445,036
                     Series 2006A, 5.000%, 12/01/24 - AMBAC Insured
          1,000   Pennsylvania Turnpike Commission, Turnpike Subordinate           6/26 at 100.00            AAA           752,730
                     Revenue Bonds, Series 2009C, 0.000%, 6/01/33 - AGM Insured
          1,750   Philadelphia Authority for Industrial Development,               7/11 at 101.00             A+         1,719,708
                     Pennsylvania, Airport Revenue Bonds, Philadelphia Airport
                     System Project, Series 2001A, 5.250%, 7/01/28 - FGIC
                     Insured (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
          4,300   Total Transportation                                                                                   4,067,641
-----------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 13.0% (9.2% OF TOTAL INVESTMENTS) (4)
          1,000   Cumberland County Municipal Authority, Pennsylvania,             1/13 at 101.00        N/R (4)         1,158,520
                     Retirement Community Revenue Bonds, Wesley Affiliated
                     Services Inc., Series 2002A, 7.125%, 1/01/25 (Pre-refunded
                     1/01/13)
          2,150   Pennsylvania Higher Educational Facilities Authority, Revenue    1/11 at 101.00        Aa3 (4)         2,256,253
                     Bonds, UPMC Health System, Series 2001A, 6.000%, 1/15/31
                     (Pre-refunded 1/15/11)
            255   Philadelphia Authority for Industrial Development,               1/17 at 100.00        N/R (4)           292,508
                     Pennsylvania, Revenue Bonds, Franklin Towne Charter High
                     School, Series 2006A, 5.250%, 1/01/27 (Pre-refunded
                     1/01/17)
            350   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General     8/13 at 100.00            AAA           395,535
                     Ordinance, Fourth Series 1998, 5.250%, 8/01/18
                     (Pre-refunded 8/01/13) - AGM Insured
            140   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth       No Opt. Call            Aaa           172,348
                     Series 1990B, 7.000%, 5/15/20 - NPFG Insured (ETM)
          1,700   Philadelphia School District, Pennsylvania, General              8/12 at 100.00        Aa2 (4)         1,877,820
                     Obligation Bonds, Series 2002B, 5.625%, 8/01/18
                     (Pre-refunded 8/01/12) - FGIC Insured
            170   St. Mary Hospital Authority, Pennsylvania, Health System        11/14 at 100.00         A1 (4)           196,751
                     Revenue Bonds, Catholic Health East, Series 2004B, 5.375%,
                     11/15/34 (Pre-refunded 11/15/14)
-----------------------------------------------------------------------------------------------------------------------------------
          5,765   Total U.S. Guaranteed                                                                                  6,349,735
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 75

    | Portfolio of Investments April 30, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 4.0% (2.8% OF TOTAL INVESTMENTS)
$           500   Allegheny County Industrial Development Authority,                 No Opt. Call            BBB   $       523,140
                     Pennsylvania, Pollution Control Revenue Refunding Bonds,
                     Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 -
                     AMBAC Insured
            200   Pennsylvania Economic Development Financing Authority, Exempt   12/12 at 100.00             B1           206,790
                     Facilities Revenue Bonds, Reliant Energy Inc., Series
                     2003A, 6.750%, 12/01/36 (Alternative Minimum Tax)
            140   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General     9/14 at 100.00            AAA           144,222
                     Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 - AGM
                     Insured
          1,105   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh    10/17 at 100.00           Baa2         1,058,844
                     Series, 2007, 5.000%, 10/01/37 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
          1,945   Total Utilities                                                                                        1,932,996
-----------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 3.4% (2.4% OF TOTAL INVESTMENTS)
            500   Bethlehem Authority, Northampton and Lehigh Counties,           11/14 at 100.00            AAA           528,115
                     Pennsylvania, Guaranteed Water Revenue Bonds, Series 2004,
                     5.000%, 11/15/20 - AGM Insured
            600   Harrisburg Authority, Dauphin County, Pennsylvania, Water        7/14 at 100.00            AAA           601,170
                     Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 -
                     AGM Insured
            400   Luzerne County Industrial Development Authority,                12/19 at 100.00              A           411,384
                     Pennsylvania, Water Facility Revenue Refunding Bonds,
                     Pennsylvania-American Water Company, Series 2009, 5.500%,
                     12/01/39
            100   Pennsylvania Economic Development Financing Authority, Sewage    1/20 at 100.00           Baa3           104,863
                     Sludge Disposal Revenue Bonds, Philadelphia Biosolids
                     Facility Project, Series 2009, 6.250%, 1/01/32
-----------------------------------------------------------------------------------------------------------------------------------
          1,600   Total Water and Sewer                                                                                  1,645,532
-----------------------------------------------------------------------------------------------------------------------------------
$        70,930   Total Investments (cost $68,153,303) - 141.5%                                                         69,235,814
===============--------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (2.4)%                                                                    (1,180,000)
                  -----------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 6.9%                                                                   3,378,649
                  -----------------------------------------------------------------------------------------------------------------
                  Auction Rate Preferred Shares, at Liquidation Value - (46.0)% (5)                                    (22,500,000)
                  -----------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                    $    48,934,463
                  =================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.5%.

N/R   Not rated.

WI/DD Purchased on a when-issued or delayed delivery basis.

(ETM) Escrowed to maturity.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

76    Nuveen Investments

NVY | Nuveen Pennsylvania Dividend Advantage Municipal Fund 2
    | Portfolio of Investments April 30, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 19.0% (12.8% OF TOTAL
                     INVESTMENTS)
$         1,000   Allegheny County Higher Education Building Authority,              No Opt. Call           Baa3   $     1,027,810
                     Pennsylvania, College Revenue Refunding Bonds, Robert
                     Morris College, Series 1998A, 6.000%, 5/01/28
            800   Chester County Health and Education Facilities Authority,       10/15 at 102.00            N/R           745,552
                     Pennsylvania, Revenue Bonds, Immaculata University, Series
                     2005, 5.500%, 10/15/25
            720   Chester County Industrial Development Authority,                12/17 at 100.00            BB+           664,020
                     Pennsylvania, Avon Grove Charter School Revenue Bonds,
                     Series 2007A, 6.375%, 12/15/37
            325   Delaware County Authority, Pennsylvania, College Revenue        10/11 at 100.00            BBB           327,568
                     Refunding Bonds, Neumann College, Series 2001, 6.000%,
                     10/01/31
            450   Delaware County Authority, Pennsylvania, General Revenue        10/16 at 100.00            N/R           387,261
                     Bonds, Eastern University, Series 2006, 4.500%, 10/01/27 -
                     RAAI Insured
                  Delaware County Authority, Pennsylvania, Revenue Bonds,
                  Villanova University, Series 2006:
            340      5.000%, 8/01/23 - AMBAC Insured                               8/16 at 100.00             A1           359,744
            165      5.000%, 8/01/24 - AMBAC Insured                               8/16 at 100.00             A1           173,572
          1,435   Delaware County Authority, Pennsylvania, Revenue Refunding       8/13 at 100.00             A1         1,574,597
                     Bonds, Villanova University, Series 2003, 5.250%, 8/01/17
                     - FGIC Insured
            180   Erie Higher Education Building Authority, Pennsylvania,          5/17 at 100.00            N/R           163,474
                     College Revenue Bonds, Gannon University, Series 2007-GG3,
                     5.000%, 5/01/32 - RAAI Insured
            200   Montgomery County Higher Education and Health Authority,         4/20 at 100.00           BBB+           203,104
                     Pennsylvania, Revenue Bonds, Arcadia University, Series
                     2010, 5.625%, 4/01/40 (WI/DD, Settling 5/11/10)
             80   New Wilmington, Pennsylvania, Revenue, Westminster College,      5/17 at 100.00            N/R            75,218
                     Series 2007G, 5.125%, 5/01/33 - RAAI Insured
          1,050   Pennsylvania Higher Educational Facilities Authority, General    6/18 at 100.00            Aa3         1,086,068
                     Revenue Bonds, State System of Higher Education, Series
                     2008AH, 5.000%, 6/15/33
            285   Pennsylvania Higher Educational Facilities Authority, Revenue    5/16 at 100.00             A-           276,159
                     Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31
            610   Pennsylvania Higher Educational Facilities Authority, Revenue   11/17 at 100.00             A+           620,687
                     Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 -
                     NPFG Insured
            800   Pennsylvania Higher Educational Facilities Authority, Revenue    4/16 at 100.00             A+           844,144
                     Bonds, Temple University, First Series of 2006, 5.000%,
                     4/01/21 - NPFG Insured
            530   Philadelphia Authority for Industrial Development,               1/13 at 102.00             BB           415,674
                     Pennsylvania, Revenue Bonds, Leadership Learning Partners,
                     Series 2005A, 5.375%, 7/01/36
            120   Philadelphia Authority for Industrial Development,               8/20 at 100.00           BBB+           121,176
                     Pennsylvania, Revenue Bonds, MaST Charter School Project,
                     Series 2010, 6.000%, 8/01/35
            270   Philadelphia Authority for Industrial Development,               5/16 at 100.00           BBB-           266,757
                     Pennsylvania, Revenue Bonds, Richard Allen Preparatory
                     Charter School, Series 2006, 6.250%, 5/01/33
          1,000   Union County, Higher Education Facilities Financing              4/13 at 100.00            Aa2         1,097,170
                     Authority, Pennsylvania, Revenue Bonds, Bucknell
                     University, Series 2002A, 5.250%, 4/01/20
-----------------------------------------------------------------------------------------------------------------------------------
         10,360   Total Education and Civic Organizations                                                               10,429,755
-----------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 15.9% (10.7% OF TOTAL INVESTMENTS)
            625   Allegheny County Hospital Development Authority,                 4/15 at 100.00           Baa3           528,413
                     Pennsylvania, Revenue Bonds, Ohio Valley General Hospital,
                     Series 2005A, 5.125%, 4/01/35
            675   Allentown Area Hospital Authority, Pennsylvania, Revenue           No Opt. Call            BB-           647,865
                     Bonds, Sacred Heart Hospital, Series 2005, 6.000%,
                     11/15/16
          2,000   Chester County Health and Educational Facilities Authority,      5/10 at 100.00            AA-         2,001,140
                     Pennsylvania, Health System Revenue Bonds, Jefferson
                     Health System, Series 1997B, 5.375%, 5/15/27
            300   Erie County Hospital Authority, Pennsylvania, Hospital           7/20 at 100.00           Baa2           303,579
                     Revenue Bonds, Saint Vincent Health Center Project, Series
                     2010A, 7.000%, 7/01/27
             95   Erie County Hospital Authority, Pennsylvania, Revenue Bonds,    11/17 at 100.00           BBB+            86,432
                     Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 -
                     CIFG Insured
            270   Fulton County, Pennsylvania, Industrial Development Authority    7/16 at 100.00            N/R           234,978
                     Hospital Revenue Bonds, Fulton County Medical Center
                     Project, Series 2006, 5.900%, 7/01/40

                                                           Nuveen Investments 77

    | Portfolio of Investments April 30, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE (continued)
$           600   Lebanon County Health Facilities Authority, Pennsylvania,       11/12 at 101.00           Baa2   $       588,720
                     Revenue Bonds, Good Samaritan Hospital Project, Series
                     2002, 5.900%, 11/15/28
            740   Lehigh County General Purpose Authority, Pennsylvania,           7/18 at 100.00            AAA           745,380
                     Hospital Revenue Bonds, Lehigh Valley Health Network,
                     Series 2008A, 5.000%, 7/01/33 - AGM Insured
          1,155   Lehigh County General Purpose Authority, Pennsylvania, Revenue  11/17 at 100.00            AAA         1,160,013
                     Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/37 -
                     AGC Insured
            160   Monroe County Hospital Authority, Pennsylvania, Hospital         1/17 at 100.00             A-           152,290
                     Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%,
                     1/01/37
            245   Sayre Healthcare Facility Authority, Pennsylvania, Revenue      12/17 at 100.00             A+           157,168
                     Bonds, Guthrie Healthcare System, Series 2007, 0.999%,
                     12/01/31 - AMBAC Insured
          1,450   Washington County Hospital Authority, Pennsylvania, Revenue      6/12 at 101.00             A3         1,501,113
                     Bonds, Monongahela Valley Hospital Project, Series 2002,
                     6.250%, 6/01/22
                  West Shore Area Hospital Authority, Cumberland County,
                  Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of
                  the Sisters of Christian Charity Project, Series 2001:
             25      6.150%, 1/01/21                                               1/12 at 100.00            BBB            25,285
            600      6.250%, 1/01/32                                               1/12 at 100.00            BBB           601,158
-----------------------------------------------------------------------------------------------------------------------------------
          8,940   Total Health Care                                                                                      8,733,534
-----------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 1.5% (1.0% OF TOTAL INVESTMENTS)
            800   Pennsylvania Higher Educational Facilities Authority, Revenue    7/15 at 100.00           BBB+           726,096
                     Bonds, Slippery Rock University Foundation Inc., Student
                     Housing Project, Series 2005A, 5.000%, 7/01/37 - SYNCORA
                     GTY Insured
            120   Philadelphia Authority for Industrial Development,               5/15 at 102.00           Baa3           101,083
                     Pennsylvania, Multifamily Housing Revenue Bonds,
                     Presbyterian Homes Germantown - Morrisville Project, Series
                     2005A, 5.625%, 7/01/35
-----------------------------------------------------------------------------------------------------------------------------------
            920   Total Housing/Multifamily                                                                                827,179
-----------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 6.9% (4.7% OF TOTAL INVESTMENTS)
                  Pennsylvania Housing Finance Agency, Single Family Mortgage
                  Revenue Bonds, Series 2006-93A:
            230      4.950%, 10/01/26 (Alternative Minimum Tax)                    4/15 at 100.00            AA+           230,888
            235      4.950%, 10/01/26 (Alternative Minimum Tax) (UB)               4/15 at 100.00            AA+           235,907
                  Pennsylvania Housing Finance Agency, Single Family Mortgage
                  Revenue Bonds, Series 2006-94A:
            385      5.150%, 10/01/37 (Alternative Minimum Tax)                   10/15 at 100.00            AA+           385,705
            385      5.150%, 10/01/37 (Alternative Minimum Tax) (UB)              10/15 at 100.00            AA+           385,705
                  Pennsylvania Housing Finance Agency, Single Family Mortgage
                  Revenue Bonds, Series 2006-95A:
            250      4.900%, 10/01/37 (Alternative Minimum Tax)                   10/15 at 100.00            AA+           245,915
            250      4.900%, 10/01/37 (Alternative Minimum Tax) (UB)              10/15 at 100.00            AA+           245,915
          1,100   Pennsylvania Housing Finance Agency, Single Family Mortgage     10/16 at 100.00            AA+         1,106,401
                     Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27
                     (Alternative Minimum Tax) (UB)
            465   Pennsylvania Housing Finance Agency, Single Family Mortgage     10/16 at 100.00            AA+           449,348
                     Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31
                     (Alternative Minimum Tax) (UB)
            500   Pennsylvania Housing Finance Agency, Single Family Mortgage     10/17 at 100.00            AA+           522,605
                     Revenue Bonds, Series 2008-103-C, 5.450%, 10/01/38
-----------------------------------------------------------------------------------------------------------------------------------
          3,800   Total Housing/Single Family                                                                            3,808,389
-----------------------------------------------------------------------------------------------------------------------------------
                  INDUSTRIALS - 5.8% (3.9% OF TOTAL INVESTMENTS)
          3,000   Pennsylvania Industrial Development Authority, Economic          7/12 at 101.00             A1         3,162,930
                     Development Revenue Bonds, Series 2002, 5.500%, 7/01/19 -
                     AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 8.9% (6.0% OF TOTAL INVESTMENTS)
                  Bucks County Industrial Development Authority, Pennsylvania,
                  Revenue Bonds, Lutheran Community at Telford Center, Series
                  2007:
            250      5.750%, 1/01/27                                               1/17 at 100.00            N/R           217,625
            400      5.750%, 1/01/37                                               1/17 at 100.00            N/R           325,976
          1,000   Cumberland County Municipal Authority Revenue Bonds,             1/19 at 100.00            N/R         1,010,820
                     Pennsylvania, Diakon Lutheran Social Ministries Project,
                     Series 2009, 6.375%, 1/01/39
            300   Cumberland County Municipal Authority, Pennsylvania, Revenue     1/17 at 100.00            N/R           254,022
                     Bonds, Diakon Lutheran Social Ministries, Series 2007,
                     5.000%, 1/01/36

  78    Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
    AMOUNT (000)  DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE (continued)
$           205   Lancaster County Hospital Authority, Pennsylvania, Health       11/16 at 100.00              A   $       203,214
                     Center Revenue Bonds, Masonic Homes Project, Series 2006,
                     5.000%, 11/01/36
            185   Lancaster County Hospital Authority, Pennsylvania, Revenue       7/17 at 100.00            N/R           182,401
                     Bonds, Brethren Village Project, Series 2008A, 6.375%,
                     7/01/30
            785   Lebanon County Health Facilities Authority, Pennsylvania,       12/14 at 100.00            N/R           675,744
                     Health Center Revenue Bonds, Pleasant View Retirement
                     Community, Series 2005A, 5.300%, 12/15/26
                  Pennsylvania Economic Development Financing Authority, Revenue
                  Bonds, Northwestern Human Services Inc., Series 1998A:
          1,260      5.250%, 6/01/14                                               7/10 at 100.00             BB         1,237,055
             50      5.125%, 6/01/18                                               7/10 at 100.00             BB            44,934
            750   Philadelphia Authority for Industrial Development,               7/11 at 101.00           Baa1           747,825
                     Pennsylvania, Revenue Bonds, Philadelphia Corporation for
                     the Aging Project, Series 2001B, 5.250%, 7/01/23 - AMBAC
                     Insured
-----------------------------------------------------------------------------------------------------------------------------------
          5,185   Total Long-Term Care                                                                                   4,899,616
-----------------------------------------------------------------------------------------------------------------------------------
                  MATERIALS - 4.2% (2.9% OF TOTAL INVESTMENTS)
            400   Allegheny County Industrial Development Authority,                 No Opt. Call             BB           404,572
                     Pennsylvania, Revenue Bonds, United States Steel
                     Corporation, Series 2005, 5.500%, 11/01/16
            280   Bradford County Industrial Development Authority,               12/15 at 100.00            BBB           277,488
                     Pennsylvania, Solid Waste Disposal Revenue Bonds,
                     International Paper Company, Series 2005B, 5.200%, 12/01/19
                     (Alternative Minimum Tax)
          1,000   Bucks County Industrial Development Authority, Pennsylvania,       No Opt. Call           BBB+         1,050,900
                     Environmental Improvement Revenue Bonds, USX Corporation
                     Project, Series 1995, 5.400%, 11/01/17 (Mandatory put
                     11/01/11)
            750   Pennsylvania Economic Development Financing Authority, Exempt    5/10 at 101.00            N/R           593,775
                     Facilities Revenue Bonds, National Gypsum Company, Series
                     1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
          2,430   Total Materials                                                                                        2,326,735
-----------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 20.5% (13.8% OF TOTAL INVESTMENTS)
          1,740   Butler County, Pennsylvania, Butler Area School District,       10/12 at 100.00              A         1,782,073
                     General Obligation Bonds, Series 2002A, 5.375%, 10/01/26 -
                     FGIC Insured
          4,000   Delaware Valley Regional Finance Authority, Pennsylvania,          No Opt. Call            AA-         4,448,120
                     Local Government Revenue Bonds, Series 2002, 5.750%,
                     7/01/17 (UB)
                  Greensburg Salem School District, Westmoreland County,
                  Pennsylvania, General Obligation Refunding Bonds, Series 2002:
            725      5.375%, 9/15/15 - FGIC Insured                                9/12 at 100.00             A+           788,764
          1,000      5.375%, 9/15/16 - FGIC Insured                                9/12 at 100.00             A+         1,087,950
            375   Philadelphia School District, Pennsylvania, General Obligation     No Opt. Call            Aa3           388,241
                     Bonds, Series 2007A, 5.000%, 6/01/34 - FGIC Insured
            950   Pine-Richland School District, Pennsylvania, School              7/15 at 100.00            AAA           970,007
                     Improvement General Obligation Bonds, Series 2005, 5.000%,
                     7/15/35 - AGM Insured
            225   Pittsburgh, Pennsylvania, General Obligation Bonds, Series         No Opt. Call            AAA           249,077
                     2006B, 5.250%, 9/01/16 - AGM Insured
          2,510   Reading School District, Berks County, Pennsylvania, General       No Opt. Call              A           776,544
                     Obligation Bonds, Series 2003B, 0.000%, 1/15/32 - FGIC
                     Insured
            180   Scranton Parking Authority, Pennsylvania, Guaranteed Parking     9/13 at 100.00              A           169,355
                     Revenue Bonds, Series 2004, 5.000%, 9/15/33 - FGIC Insured
            600   York County, Pennsylvania, General Obligation Bonds, Series     12/15 at 100.00             AA           617,934
                     2006, 5.000%, 6/01/33 - NPFG Insured
-----------------------------------------------------------------------------------------------------------------------------------
         12,305   Total Tax Obligation/General                                                                          11,278,065
-----------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 26.1% (17.6% OF TOTAL INVESTMENTS)
          1,000   Allegheny County Redevelopment Authority, Pennsylvania, TIF        No Opt. Call            N/R           861,390
                     Revenue Bonds, Pittsburg Mills Project, Series 2004,
                     5.600%, 7/01/23
          1,500   Dormitory Authority of the State of New York, Revenue Bonds,    10/19 at 100.00            AAA         1,560,750
                     School Districts Financing Program, Series 2009C, 5.125%,
                     10/01/36
          2,000   Grove City Area Hospital Authority, Mercer County,               3/12 at 100.00              A         2,164,840
                     Pennsylvania, Revenue Bonds, County Guaranteed, Woodland
                     Place Project, Series 2002, 5.400%, 3/01/31 - FGIC Insured
          4,000   Harrisburg Parking Authority, Pennsylvania, Guaranteed Revenue   9/11 at 100.00           Baa1         3,832,640
                     Refunding Bonds, Series 2001J, 5.000%, 9/01/22 - NPFG
                     Insured

                                                           Nuveen Investments 79

    | Portfolio of Investments April 30, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED (continued)
$           485   Pennsylvania Turnpike Commission, Oil Franchise Tax Senior      12/18 at 100.00             AA   $       502,445
                     Lien Revenue Bonds, Series 2003A, 5.000%, 12/01/32 - NPFG
                     Insured
          1,200   Pennsylvania Turnpike Commission, Registration Fee Revenue         No Opt. Call            AAA         1,380,492
                     Bonds, Series 2005A, 5.250%, 7/15/18 - AGM Insured
                  Philadelphia Redevelopment Authority, Pennsylvania, Revenue
                  Bonds, Philadelphia Neighborhood Transformation Initiative,
                  Series 2002A:
          1,000      5.500%, 4/15/18 - FGIC Insured                                4/12 at 100.00             A1         1,043,230
          1,750      5.500%, 4/15/22 - FGIC Insured                                4/12 at 100.00             A1         1,808,643
            800   Puerto Rico Highway and Transportation Authority, Highway          No Opt. Call              A           811,776
                     Revenue Bonds, Series 2007N, 5.250%, 7/01/33 - NPFG Insured
            710   Puerto Rico Infrastructure Financing Authority, Special Tax        No Opt. Call             A3           165,998
                     Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC Insured
            250   Washington County Redevelopment Authority, Pennsylvania,         7/17 at 100.00            N/R           209,828
                     Tanger Outlet Victory Center Tax Increment Bonds, Series
                     2006A, 5.450%, 7/01/35
-----------------------------------------------------------------------------------------------------------------------------------
         14,695   Total Tax Obligation/Limited                                                                          14,342,032
-----------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 6.4% (4.3% OF TOTAL INVESTMENTS)
            130   Delaware River Joint Toll Bridge Commission, New Jersey and      7/13 at 100.00             A2           141,757
                     Pennsylvania, Revenue Bonds, Series 2003, 5.250%, 7/01/17
          1,000   Pennsylvania Economic Development Financing Authority, Revenue   6/12 at 102.00           BBB+         1,008,410
                     Bonds, Amtrak 30th Street Station Parking Garage, Series
                     2002, 5.875%, 6/01/33 - ACA Insured (Alternative Minimum
                     Tax)
            670   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,        6/16 at 100.00            Aa3           709,939
                     Series 2006A, 5.000%, 12/01/24 - AMBAC Insured
          1,000   Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue   6/26 at 100.00            AAA           752,730
                     Bonds, Series 2009C, 0.000%, 6/01/33 - AGM Insured
          1,000   Susquehanna Area Regional Airport Authority, Pennsylvania,       1/13 at 100.00           Baa3           900,960
                     Airport System Revenue Bonds, Series 2003A, 5.000%, 1/01/28
                     - AMBAC Insured (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
          3,800   Total Transportation                                                                                   3,513,796
-----------------------------------------------------------------------------------------------------------------------------------
                  U.S. GUARANTEED - 20.3% (13.6% OF TOTAL INVESTMENTS) (4)
            100   Allegheny County Hospital Development Authority, Pennsylvania,  11/10 at 102.00            AAA           106,802
                     Revenue Bonds, West Penn Allegheny Health System, Series
                     2000B, 9.250%, 11/15/22 (Pre-refunded 11/15/10)
          1,155   Bucks County Industrial Development Authority, Pennsylvania,    10/12 at 101.00        N/R (4)         1,292,260
                     Revenue Bonds, Pennswood Village Project, Series 2002A,
                     6.000%, 10/01/34 (Pre-refunded 10/01/12)
          1,000   Cumberland County Municipal Authority, Pennsylvania,             1/13 at 101.00        N/R (4)         1,158,520
                     Retirement Community Revenue Bonds, Wesley Affiliated
                     Services Inc., Series 2002A, 7.125%, 1/01/25 (Pre-refunded
                     1/01/13)
          1,100   Luzerne County, Pennsylvania, General Obligation Bonds, Series   11/12 at 57.97        N/R (4)           617,914
                     2002B, 0.000%, 11/15/21 (Pre-refunded 11/15/12) - NPFG
                     Insured
             70   Pennsylvania Higher Educational Facilities Authority, Revenue    1/11 at 101.00        Aa3 (4)            73,459
                     Bonds, UPMC Health System, Series 2001A, 6.000%, 1/15/31
                     (Pre-refunded 1/15/11)
          2,945   Pennsylvania Turnpike Commission, Registration Fee Revenue       7/11 at 101.00        Aa3 (4)         3,152,946
                     Bonds, Series 2001, 5.500%, 7/15/33 (Pre-refunded 7/15/11)
                     - AMBAC Insured
            315   Philadelphia Authority for Industrial Development,               1/17 at 100.00        N/R (4)           361,333
                     Pennsylvania, Revenue Bonds, Franklin Towne Charter High
                     School, Series 2006A, 5.250%, 1/01/27 (Pre-refunded
                     1/01/17)
          1,650   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General     8/13 at 100.00            AAA         1,864,665
                     Ordinance, Fourth Series 1998, 5.250%, 8/01/20
                     (Pre-refunded 8/01/13) - AGM Insured
             55   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth       No Opt. Call            Aaa            67,708
                     Series 1990B, 7.000%, 5/15/20 - NPFG Insured (ETM)
          2,000   Philadelphia School District, Pennsylvania, General Obligation   2/12 at 100.00            AAA         2,163,080
                     Bonds, Series 2002A, 5.500%, 2/01/31 (Pre-refunded 2/01/12)
                     - AGM Insured
            225   St. Mary Hospital Authority, Pennsylvania, Health System        11/14 at 100.00         A1 (4)           260,406
                     Revenue Bonds, Catholic Health East, Series 2004B, 5.375%,
                     11/15/34 (Pre-refunded 11/15/14)
-----------------------------------------------------------------------------------------------------------------------------------
         10,615   Total U.S. Guaranteed                                                                                 11,119,093
-----------------------------------------------------------------------------------------------------------------------------------

 80 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 2.9% (1.9% OF TOTAL INVESTMENTS)
$           225   Pennsylvania Economic Development Financing Authority, Exempt   12/12 at 100.00             B1   $       232,639
                     Facilities Revenue Bonds, Reliant Energy Inc., Series
                     2003A, 6.750%, 12/01/36 (Alternative Minimum Tax)
            145   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General     9/14 at 100.00            AAA           149,373
                     Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 - AGM
                     Insured
          1,240   Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh    10/17 at 100.00           Baa2         1,188,205
                     Series, 2007, 5.000%, 10/01/37 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
          1,610   Total Utilities                                                                                        1,570,217
-----------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 10.1% (6.8% OF TOTAL INVESTMENTS)
          4,500   Bucks County Industrial Development Authority, Pennsylvania,     3/12 at 100.00            AA-         4,518,315
                     Water Facility Revenue Bonds, Pennsylvania Suburban Water
                     Company, Series 2002, 5.550%, 9/01/32 - FGIC Insured
                     (Alternative Minimum Tax)
            600   Harrisburg Authority, Dauphin County, Pennsylvania, Water        7/14 at 100.00            AAA           601,170
                     Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 - AGM
                     Insured
            400   Luzerne County Industrial Development Authority, Pennsylvania,  12/19 at 100.00              A           411,383
                     Water Facility Revenue Refunding Bonds,
                     Pennsylvania-American Water Company, Series 2009, 5.500%,
                     12/01/39
-----------------------------------------------------------------------------------------------------------------------------------
          5,500   Total Water and Sewer                                                                                  5,530,868
-----------------------------------------------------------------------------------------------------------------------------------
$        83,160   Total Investments (cost $80,064,882) - 148.5%                                                         81,542,209
===============--------------------------------------------------------------------------------------------------------------------
                  Floating Rate Obligations - (8.1)%                                                                    (4,455,000)
                  -----------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 1.5%                                                                     832,923
                  -----------------------------------------------------------------------------------------------------------------
                  Auction Rate Preferred Shares, at Liquidation Value - (41.9)% (5)                                    (23,000,000)
                  -----------------------------------------------------------------------------------------------------------------
                  Net Assets Applicable to Common Shares - 100%                                                   $     54,920,132
                  ================================================================================================================


(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.2%.

N/R   Not rated.

WI/DD Purchased on a when-issued or delayed delivery basis.

(ETM) Escrowed to maturity.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.


                                                           Nuveen Investments 81

NPN | Nuveen Pennsylvania Municipal Value Fund
    | Portfolio of Investments April 30, 2010

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  CONSUMER STAPLES - 3.4% (3.6% OF TOTAL INVESTMENTS)
$           650   District of Columbia Tobacco Settlement Corporation, Tobacco       No Opt. Call            BBB   $       640,816
                     Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33
-----------------------------------------------------------------------------------------------------------------------------------
                  EDUCATION AND CIVIC ORGANIZATIONS - 11.1% (11.7% OF TOTAL
                     INVESTMENTS)
            345   Chester County Health and Education Facilities Authority,        7/10 at 100.00            BB+           345,286
                     Pennsylvania, College Revenue Bonds, Immaculata College,
                     Series 1998, 5.250%, 10/15/10
            675   Delaware County Authority, Pennsylvania, Revenue Bonds,         10/18 at 100.00            BBB           711,410
                     Neumann College, Series 2008, 6.000%, 10/01/30
            500   Lehigh County General Purpose Authority, Pennsylvania, College   2/19 at 100.00             A+           512,655
                     Revenue Bonds, Muhlenberg College Project, Series 2009,
                     5.250%, 2/01/39
            500   Montgomery County Higher Education and Health Authority,         4/16 at 100.00            N/R           460,485
                     Pennsylvania, Revenue Bonds, Arcadia University, Series
                     2006, 5.000%, 4/01/36 - RAAI Insured
             50   Philadelphia Authority for Industrial Development,               8/20 at 100.00           BBB+            50,490
                     Pennsylvania, Revenue Bonds, MaST Charter School Project,
                     Series 2010, 6.000%, 8/01/35
-----------------------------------------------------------------------------------------------------------------------------------
          2,070   Total Education and Civic Organizations                                                                2,080,326
-----------------------------------------------------------------------------------------------------------------------------------
                  HEALTH CARE - 27.0% (28.4% OF TOTAL INVESTMENTS)
            750   Allegheny County Hospital Development Authority, Pennsylvania,     No Opt. Call            Aa3           768,015
                     University of Pittsburgh Medical Center Revenue Bonds,
                     Series 2009A, 5.500%, 8/15/34
            750   Geisinger Authority, Montour County, Pennsylvania, Health        6/19 at 100.00             AA           776,820
                     System Revenue Bonds, Geisinger Health System, Series
                     2009A, 5.250%, 6/01/39
            350   Hospital Authority of Delaware County, Indiana, Hospital         8/16 at 100.00           Baa3           324,667
                     Revenue Bonds, Cardinal Health System, Series 2006, 5.000%,
                     8/01/24
            350   Illinois Finance Authority, Revenue Bonds, OSF Healthcare       11/17 at 100.00              A           351,264
                     System, Series 2007A, 5.750%, 11/15/37
            500   Pennsylvania Economic Development Financing Authority, Health      No Opt. Call             A3           542,710
                     System Revenue Bonds , Albert Einstein Healthcare, Series
                     2009A, 6.250%, 10/15/23
            250   Philadelphia Hospitals and Higher Education Facilities           5/10 at 100.00            BBB           250,050
                     Authority, Pennsylvania, Hospital Revenue Bonds, Temple
                     University Hospital, Series 1993A, 6.625%, 11/15/23
          1,200   Southcentral Pennsylvania General Authority, Revenue Bonds,     12/15 at 100.00           BBB-         1,033,043
                     Hanover Hospital Inc., Series 2005, 5.000%, 12/01/29 - RAAI
                     Insured
            750   St. Mary Hospital Authority, Pennsylvania, Health System         5/19 at 100.00             A1           819,217
                     Revenue Bonds, Catholic Health East, Series 2009D, 6.250%,
                     11/15/34
            200   Wisconsin Health and Educational Facilities Authority, Revenue   2/14 at 100.00             A+           209,184
                     Bonds, ProHealth Care, Inc. Obligated Group, Series 2009,
                     6.625%, 2/15/32
-----------------------------------------------------------------------------------------------------------------------------------
          5,100   Total Health Care                                                                                      5,074,970
-----------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY - 4.3% (4.5% OF TOTAL INVESTMENTS)
            800   Pittsburgh Urban Redevelopment Authority, Pennsylvania,         10/19 at 100.00            Aaa           808,976
                     Multifamily Housing Revenue Bonds, Eva P. Mithcell
                     Residence Project, Series 2009, 5.100%, 10/20/44
-----------------------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY - 4.3% (4.6% OF TOTAL INVESTMENTS)
            800   Pennsylvania Housing Finance Agency, Single Family Mortgage      4/19 at 100.00            AA+           815,535
                     Revenue Bonds, Series 2009-105-C, 5.000%, 10/01/39
-----------------------------------------------------------------------------------------------------------------------------------
                  LONG-TERM CARE - 4.2% (4.5% OF TOTAL INVESTMENTS)
            750   Montgomery County Industrial Development Authority,             11/19 at 100.00           BBB+           798,180
                     Pennsylvania, Retirement Communities Revenue Bonds, ACTS
                     Retirement - Life Communities, Inc. Obligated Group, Series
                     2009A-1, $16,990,000 Gainesville and Hall County
                     Development Authority (Georgia), 6.250%, 11/15/29
-----------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL - 3.8% (4.0% OF TOTAL INVESTMENTS)
            700   Bethel Park School District, Allegheny County, Pennsylvania,     8/19 at 100.00            Aa2           721,826
                     General Obligation Bonds, Series of 2009, 5.100%, 8/01/33
-----------------------------------------------------------------------------------------------------------------------------------

82 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)    RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED - 16.5% (17.4% OF TOTAL INVESTMENTS)
$           550   Guam Government, Limited Obligation Section 30 Revenue Bonds,   12/19 at 100.00           BBB-   $       565,472
                     Series 2009A, 5.750%, 12/01/34
          1,075   Harrisburg Parking Authority, Dauphin County, Pennsylvania,     11/16 at 100.00            N/R           910,696
                     Guaranteed Parking Revenue Bonds, Series 2007R, 4.250%,
                     5/15/21 - SYNCORA GTY Insured
            750   Philadelphia Municipal Authority, Philadelphia, Pennsylvania,      No Opt. Call             A1           807,203
                     Lease Revenue Bonds, Series 2009, 6.500%, 4/01/34
            750   Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue   8/19 at 100.00             A+           813,623
                     Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42
-----------------------------------------------------------------------------------------------------------------------------------
          3,125   Total Tax Obligation/Limited                                                                           3,096,994
-----------------------------------------------------------------------------------------------------------------------------------
                  TRANSPORTATION - 1.1% (1.1% OF TOTAL INVESTMENTS)
             30   Susquehanna Area Regional Airport Authority, Pennsylvania,       1/13 at 100.00           Baa3            27,029
                     Airport System Revenue Bonds, Series 2003A, 5.000%, 1/01/28
                     - AMBAC Insured (Alternative Minimum Tax)
            200   Susquehanna Area Regional Airport Authority, Pennsylvania,       1/13 at 100.00           Baa3           172,058
                     Airport System Revenue Bonds, Series 2003B, 5.000%, 1/01/33
                     - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
            230   Total Transportation                                                                                     199,087
-----------------------------------------------------------------------------------------------------------------------------------
                  UTILITIES - 3.5% (3.7% OF TOTAL INVESTMENTS)
            655   Delaware County Industrial Development Authority,                7/10 at 100.00            BB+           655,721
                     Pennsylvania, Resource Recovery Revenue Refunding Bonds,
                     Series 1997A, 6.100%, 7/01/13
-----------------------------------------------------------------------------------------------------------------------------------
                  WATER AND SEWER - 15.6% (16.5% OF TOTAL INVESTMENTS)
            750   Chester County Industrial Development Authority, Pennsylvania,   2/17 at 100.00            AA-           735,143
                     Water Facilities Revenue Bonds, Aqua Pennsylvania Inc.
                     Project, Series 2007A, 5.000%, 2/01/40 - FGIC Insured
            750   New York City Municipal Water Finance Authority, New York,       6/19 at 100.00            AA+           909,299
                     Water and Sewerage System Revenue Bonds, Tender Option Bond
                     Trust 3484., 17.554%, 6/15/39 (IF)
                  Philadelphia, Pennsylvania, Water and Wastewater Revenue
                  Bonds, Series 2009A:
            750      5.250%, 1/01/32                                               1/19 at 100.00             A1           780,668
            500      5.250%, 1/01/36                                               1/19 at 100.00             A1           515,410
-----------------------------------------------------------------------------------------------------------------------------------
          2,750   Total Water and Sewer                                                                                  2,940,520
-----------------------------------------------------------------------------------------------------------------------------------
$        17,630   Total Investments (cost $16,408,113) - 94.8%                                                          17,832,951
===============--------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 5.2%                                                                     972,506
                  -----------------------------------------------------------------------------------------------------------------
                  Net Assets - 100%                                                                                $    18,805,457
                  =================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

N/R   Not rated.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 83

| Statement of Assets & Liabilities
                                                                  April 30, 2010

                                                   NEW JERSEY       NEW JERSEY       NEW JERSEY      NEW JERSEY      NEW JERSEY
                                                   INVESTMENT          PREMIUM         DIVIDEND        DIVIDEND       MUNICIPAL
                                                      QUALITY           INCOME        ADVANTAGE     ADVANTAGE 2           VALUE
                                                         (NQJ)            (NNJ)            (NXJ)           (NUJ)           (NJV)
--------------------------------------------------------------------------------------------------------------------------------
ASSETS

Investments, at value (cost $429,975,
   633, $259,328,432, $135,829,186, $95,
   306,044 and $23,401,800, respectively)       $ 432,352,840    $ 264,728,754    $ 136,356,815    $ 95,426,584    $ 25,793,369
Cash                                                  711,273               --               --              --         118,549
Receivables:
   Interest                                         7,044,947        4,019,233        2,199,624       1,576,134         420,686
   Investments sold                                   230,000               --        1,498,274              --              --
Other assets                                          105,115          102,166           16,004          11,484             107
--------------------------------------------------------------------------------------------------------------------------------
     Total assets                                 440,444,175      268,850,153      140,070,717      97,014,202      26,332,711
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                             --              239          315,129           1,871              --
Floating rate obligations                                  --               --               --              --       1,500,000
Payables:
   Investments purchased                                   --               --               --              --              --
   Common share dividends                           1,174,901          681,479          410,996         295,763          89,542
   Auction Rate Preferred share dividends               6,229            1,967            1,702             807             N/A
Accrued expenses:
   Management fees                                    226,164          139,536           67,853          42,948          12,476
   Other                                              204,765          127,740           49,951          37,735           8,460
--------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                              1,612,059          950,961          845,631         379,124       1,610,478
--------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at
   liquidation value                              143,450,000       87,875,000       43,925,000      31,225,000             N/A
--------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares          $ 295,382,116     $180,024,192    $  95,300,086    $ 65,410,078    $ 24,722,233
================================================================================================================================
Common shares outstanding                          20,453,722       12,036,596        6,569,912       4,521,433       1,560,787
================================================================================================================================
Net asset value per Common share
   outstanding (net assets applicable to
   Common shares, divided by Common
   shares outstanding)                          $       14.44    $       14.96    $       14.51    $      14.47    $      15.84
================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES
   CONSIST OF:
--------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share         $     204,537    $     120,366    $      65,699    $     45,214    $     15,608
Paid-in surplus                                   288,707,397      171,874,978       93,330,697      64,150,261      22,286,072
Undistributed (Over-distribution of)
   net investment income                            3,984,461        2,486,061        1,216,150         921,270          (3,755)
Accumulated net realized gain (loss)                  108,514          142,465          159,911         172,793          32,739
Net unrealized appreciation (depreciation)          2,377,207        5,400,322          527,629         120,540       2,391,569
--------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares          $ 295,382,116    $ 180,024,192    $  95,300,086    $ 65,410,078    $ 24,722,233
================================================================================================================================
Authorized shares:
   Common                                         200,000,000      200,000,000        Unlimited       Unlimited       Unlimited
   Auction Rate Preferred                           1,000,000        1,000,000        Unlimited       Unlimited             N/A
================================================================================================================================

N/A - Fund does not issue Auction Rate Preferred shares.

                                 See accompanying notes to financial statements.

84 Nuveen Investments

                                                 PENNSYLVANIA     PENNSYLVANIA     PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA
                                                   INVESTMENT          PREMIUM         DIVIDEND        DIVIDEND       MUNICIPAL
                                                      QUALITY         INCOME 2        ADVANTAGE     ADVANTAGE 2           VALUE
                                                         (NQP)            (NPY)            (NXM)           (NVY)           (NPN)
--------------------------------------------------------------------------------------------------------------------------------
ASSETS

Investments, at value (cost $365,351,091,
   $315,083,229, $68,153,303, $80,064,882
   and $16,408,113, respectively)               $ 375,379,250    $ 322,794,613     $ 69,235,814    $ 81,542,209    $ 17,832,951
Cash                                                       --               --          360,322         193,939              --
Receivables:
   Interest                                         5,836,933        5,356,266        1,165,659       1,140,594         311,496
   Investments sold                                   240,000        7,148,211        2,317,135           5,000         767,446
Other assets                                           92,987           80,983            8,351          29,539              96
--------------------------------------------------------------------------------------------------------------------------------
     Total assets                                 381,549,170      335,380,073       73,087,281      82,911,281      18,911,989
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                        819,241        1,235,713               --              --          24,197
Floating rate obligations                          26,805,000       12,705,000        1,180,000       4,455,000              --
Payables:
   Investments purchased                            2,475,661          858,480          200,814         200,814              --
   Common share dividends                             975,145          957,040          221,108         262,346          65,304
   Auction Rate Preferred share dividends               2,579            4,315              872           1,362             N/A
Accrued expenses:
   Management fees                                    181,411          166,642           34,783          36,168          10,067
   Other                                              171,671           65,245           15,241          35,459           6,964
--------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                             31,430,708       15,992,435        1,652,818       4,991,149         106,532
--------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at
   liquidation value                              111,750,000       99,275,000       22,500,000      23,000,000             N/A
================================================================================================================================
Net assets applicable to Common shares          $ 238,368,462    $ 220,112,638     $ 48,934,463    $ 54,920,132    $ 18,805,457
================================================================================================================================
Common shares outstanding                          16,080,898       15,595,551        3,321,984       3,725,809       1,216,351
================================================================================================================================
Net asset value per Common share
   outstanding (net assets applicable to
   Common shares, divided by Common shares
   outstanding)                                 $       14.82    $       14.11     $      14.73    $      14.74    $      15.46
================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES
   CONSIST OF:
--------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share         $     160,809    $     155,956     $     33,220    $     37,258    $     12,164
Paid-in surplus                                   227,911,990      213,703,146       47,186,854      52,825,780      17,373,047
Undistributed (Over-distribution of) net
   investment income                                3,207,009        3,280,219          738,442         839,805         (17,618)
Accumulated net realized gain (loss)               (2,939,505)      (4,738,067)        (106,564)       (260,038)         13,026
Net unrealized appreciation (depreciation)         10,028,159        7,711,384        1,082,511       1,477,327       1,424,838
--------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares          $ 238,368,462    $ 220,112,638     $ 48,934,463    $ 54,920,132    $ 18,805,457
================================================================================================================================
Authorized shares:
   Common                                           Unlimited        Unlimited        Unlimited       Unlimited       Unlimited
   Auction Rate Preferred                           Unlimited        Unlimited        Unlimited       Unlimited             N/A
================================================================================================================================

N/A - Fund does not issue Auction Rate Preferred shares.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 85

| STATEMENT OF
| OPERATIONS

                                                       Year Ended April 30, 2010

                                                   NEW JERSEY       NEW JERSEY       NEW JERSEY      NEW JERSEY      NEW JERSEY
                                                   INVESTMENT          PREMIUM         DIVIDEND        DIVIDEND       MUNICIPAL
                                                      QUALITY           INCOME        ADVANTAGE     ADVANTAGE 2           VALUE
                                                         (NQJ)            (NNJ)            (NXJ)           (NUJ)           (NJV)
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                $ 22,026,250     $ 12,930,176      $ 6,898,370     $ 4,885,793     $ 1,280,620
--------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                     2,723,914        1,689,687          885,890         612,542         146,982
Auction Rate Preferred shares - auction
   fees                                               213,729          131,601           65,943          46,129             N/A
Auction Rate Preferred shares - dividend
   disbursing agent fees                               30,000           30,000           10,000          10,000             N/A
Shareholders' servicing agent fees and
   expenses                                            30,322           18,364            1,559           1,624             179
Interest expense on floating rate
   obligations                                             --               --               --              --          12,186
Custodian's fees and expenses                          85,945           56,211           33,597          24,876           8,123
Directors'/Trustees' fees and expenses                 12,225            7,514            3,883           2,698             670
Professional fees                                      43,747           31,327           18,931          15,349           9,628
Shareholders' reports - printing and
   mailing expenses                                    84,300           57,411           30,253          24,429           7,171
Stock exchange listing fees                             9,176            9,176              928             639              --
Investor relations expense                             32,876           21,353           10,359           7,829           2,829
Other expenses                                         43,131           28,665           22,576          20,985           4,282
--------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit
   and expense reimbursement                        3,309,365        2,081,309        1,083,919         767,100         192,050
   Custodian fee credit                                  (243)            (563)            (279)            (70)           (149)
   Expense reimbursement                                   --               --         (132,012)       (138,998)             --
--------------------------------------------------------------------------------------------------------------------------------
Net expenses                                        3,309,122        2,080,746          951,628         628,032         191,901
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                              18,717,128       10,849,430        5,946,742       4,257,761       1,088,719
--------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments             233,477          152,799          212,974         242,640          31,233
Change in net unrealized appreciation
   (depreciation) of investments                   26,574,736       12,104,576        9,065,987       6,247,786       2,391,569
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)            26,808,213       12,257,375        9,278,961       6,490,426       2,422,802
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO AUCTION RATE PREFERRED
   SHAREHOLDERS
From net investment income                           (607,748)        (359,067)        (195,346)       (125,424)            N/A
From accumulated net realized gains                        --          (54,178)         (11,965)        (28,590)            N/A
--------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Auction Rate Preferred shareholders               (607,748)        (413,245)        (207,311)       (154,014)            N/A
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   operations                                    $ 44,917,593     $ 22,693,560     $ 15,018,392    $ 10,594,173     $ 3,511,521
================================================================================================================================

N/A - Fund does not issue Auction Rate Preferred shares.

                                See accompanying notes to financial statements.

86 Nuveen Investments

                                                        PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
                                                          INVESTMENT         PREMIUM        DIVIDEND       DIVIDEND      MUNICIPAL
                                                             QUALITY        INCOME 2       ADVANTAGE    ADVANTAGE 2          VALUE
                                                                (NQP)           (NPY)           (NXM)          (NVY)          (NPN)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                       $ 18,363,821    $ 16,723,162     $ 3,718,612    $ 4,203,255    $   990,232
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                            2,190,030       2,005,872         452,454        514,304        118,030
Auction Rate Preferred shares - auction fees                 165,533         147,419          32,451         33,433            N/A
Auction Rate Preferred shares - dividend disbursing
   agent fees                                                 30,000          30,000          10,000         10,000            N/A
Shareholders' servicing agent fees and expenses               32,536          28,343           1,722          1,504            179
Interest expense on floating rate obligations                157,347         110,683          11,363         40,977             --
Custodian's fees and expenses                                 63,540          60,551          20,712         22,542          7,205
Directors'/Trustees' fees and expenses                         9,742           8,878           1,981          2,165            514
Professional fees                                             34,466          32,127          13,527         14,066          8,966
Shareholders' reports - printing and mailing expenses         79,661          74,375          20,289         23,438          5,944
Stock exchange listing fees                                    9,176           9,176             471            526             --
Investor relations expense                                    29,149          27,028           6,059          7,183          2,139
Other expenses                                                36,468          28,335          19,952         20,305          4,175
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                   2,837,648       2,562,787         590,981        690,443        147,152
   Custodian fee credit                                       (1,883)           (843)           (131)           (52)           (87)
   Expense reimbursement                                          --             --          (67,574)      (116,905)            --
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                               2,835,765       2,561,944         523,276        573,486        147,065
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                     15,528,056      14,161,218       3,195,336      3,629,769        843,167
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                    773,454         631,514         165,906        271,629         12,525
Change in net unrealized appreciation
   (depreciation) of investments                          17,712,020      19,352,139       4,967,411      4,435,061      1,424,838
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                   18,485,474      19,983,653       5,133,317      4,706,690      1,437,363
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO AUCTION RATE PREFERRED SHAREHOLDERS
From net investment income                                  (496,083)       (452,125)        (87,707)       (76,694)           N/A
From accumulated net realized gains                               --              --         (20,673)       (41,621)           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Auction Rate Preferred
   shareholders                                             (496,083)       (452,125)       (108,380)      (118,315)           N/A
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                        $ 33,517,447    $ 33,692,746     $ 8,220,273    $ 8,218,144    $ 2,280,530
===================================================================================================================================

N/A - Fund does not issue Auction Rate Preferred shares.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 87

 | STATEMENT OF CHANGES IN NET ASSETS

                                                        NEW JERSEY                              NEW JERSEY
                                                 INVESTMENT QUALITY (NQJ)                  PREMIUM INCOME (NNJ)
                                           ---------------------------------       ----------------------------------
                                                    YEAR                YEAR                YEAR                YEAR
                                                   ENDED               ENDED               ENDED               ENDED
                                                 4/30/10             4/30/09             4/30/10             4/30/09
---------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income (loss)               $  18,717,128       $  18,623,615       $  10,849,430       $  10,657,139
Net realized gain (loss) from:
   Investments                                   233,477            (155,945)            152,799            (101,953)
   Futures                                            --                  --                  --             338,253
Change in net unrealized appreciation
   (depreciation) of investments              26,574,736         (24,866,144)         12,104,576          (9,620,671)
Distributions to Auction Rate
   Preferred Shareholders:
   From net investment income                   (607,748)         (3,606,751)           (359,067)         (2,047,311)
   From accumulated net realized gains                --            (715,741)            (54,178)           (385,419)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                            44,917,593         (10,720,966)         22,693,560          (1,159,962)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                   (15,463,016)        (13,393,416)         (8,895,046)         (7,626,004)
From accumulated net realized gains                   --          (1,835,395)           (202,215)         (1,016,977)
---------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                    (15,463,016)        (15,228,811)         (9,097,261)         (8,642,981)
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Proceeds from sale of shares,
       net of offering costs                          --                  --                  --                  --
   Net proceeds from shares issued to
       shareholders due to reinvestment
       of distributions                               --                  --                  --                  --
   Repurchased and retired                            --            (317,035)                 --            (143,059)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                         --            (317,035)                 --            (143,059)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                29,454,577         (26,266,812)         13,596,299          (9,946,002)
Net assets applicable to Common
   shares at the beginning of period         265,927,539         292,194,351         166,427,893         176,373,895
---------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period             $ 295,382,116       $ 265,927,539       $ 180,024,192       $ 166,427,893
---------------------------------------------------------------------------------------------------------------------
Undistributed net investment income
   (loss) at the end of period             $   3,984,461       $   1,341,160       $   2,486,061       $     896,324
=====================================================================================================================

                                 See accompanying notes to financial statements.

88 Nuveen Investments

                                                     NEW JERSEY                 NEW JERSEY                    NEW JERSEY
                                              DIVIDEND ADVANTAGE (NXJ)   DIVIDEND ADVANTAGE 2 (NUJ)      MUNICIPAL VALUE (NJV)
                                             --------------------------  --------------------------  ------------------------------
                                                                                                                           FOR THE
                                                                                                                    PERIOD 4/28/09
                                                     YEAR          YEAR          YEAR          YEAR          YEAR    (COMMENCEMENT
                                                    ENDED         ENDED         ENDED         ENDED         ENDED    OF OPERATIONS)
                                                  4/30/10       4/30/09       4/30/10       4/30/09       4/30/10  THROUGH 4/30/09
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income (loss)                 $  5,946,742  $  5,961,153  $  4,257,761  $  4,286,354  $  1,088,719     $     (8,476)
Net realized gain (loss) from:
   Investments                                    212,974       166,737       242,640        69,453        31,233               --
   Futures                                             --            --            --            --            --               --
Change in net unrealized appreciation
   (depreciation) of investments                9,065,987    (8,483,580)    6,247,786    (6,423,352)    2,391,569               --
Distributions to Auction Rate
   Preferred Shareholders:
   From net investment income                    (195,346)   (1,074,755)     (125,424)     (791,185)          N/A              N/A
   From accumulated net realized gains            (11,965)     (182,420)      (28,590)     (107,762)          N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                             15,018,392    (3,612,865)   10,594,173    (2,966,492)    3,511,521           (8,476)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                     (4,901,156)   (4,340,103)   (3,539,791)   (3,120,632)   (1,092,472)              --
From accumulated net realized gains               (47,303)     (505,780)     (116,187)     (331,997)           --               --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                      (4,948,459)   (4,845,883)   (3,655,978)   (3,452,629)   (1,092,472)              --
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Proceeds from sale of shares,
       net of offering costs                           --            --            --            --     1,412,160       20,799,225
   Net proceeds from shares issued
       to shareholders due to reinvestment
       of distributions                                --            --        16,041            --            --               --
   Repurchased and retired                             --       (73,131)           --       (29,212)           --               --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                          --       (73,131)       16,041       (29,212)    1,412,160       20,799,225
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                 10,069,933    (8,531,879)    6,954,236    (6,448,333)    3,831,209       20,790,749
Net assets applicable to Common
   shares at the beginning of period           85,230,153    93,762,032    58,455,842    64,904,175    20,891,024          100,275
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period               $ 95,300,086  $ 85,230,153  $ 65,410,078  $ 58,455,842  $ 24,722,233     $ 20,891,024
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income
   (loss) at the end of period               $  1,216,150  $    383,005  $    921,270  $    336,683  $     (3,755)    $         --
===================================================================================================================================

N/A - Fund does not issue Auction Rate Preferred shares.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 89

| Statement of
| Changes in Net Assets (continued)

                                                      PENNSYLVANIA INVESTMENT           PENNSYLVANIA PREMIUM
                                                           QUALITY (NQP)                   INCOME 2 (NPY)
                                                 -------------------------------   -------------------------------
                                                          YEAR             YEAR             YEAR             YEAR
                                                         ENDED            ENDED            ENDED            ENDED
                                                       4/30/10          4/30/09          4/30/10          4/30/09
------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income (loss)                     $  15,528,056    $  15,523,189    $  14,161,218    $  14,319,108
Net realized gain (loss) from:
    Investments                                        773,454         (776,556)         631,514       (3,905,819)
    Futures                                                 --               --               --               --
Change in net unrealized appreciation
    (depreciation) of investments                   17,712,020      (14,413,994)      19,352,139      (13,707,278)
Distributions to Auction Rate
    Preferred Shareholders:
    From net investment income                        (496,083)      (3,239,309)        (452,125)      (2,916,528)
    From accumulated net realized gains                     --               --               --               --
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                  33,517,447       (2,906,670)      33,692,746       (6,210,517)
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                         (12,820,803)     (10,970,472)     (12,032,678)      (9,783,604)
From accumulated net realized gains                         --               --               --               --
------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                          (12,820,803)     (10,970,472)     (12,032,678)      (9,783,604)
------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Proceeds from sale of shares,
       net of offering costs                                --               --               --               --
   Net proceeds from shares issued
       to shareholders due to reinvestment
       of distributions                                     --               --               --               --
   Repurchased and retired                            (681,095)        (297,461)        (285,937)        (519,640)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                         (681,095)        (297,461)        (285,937)        (519,640)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                      20,015,549      (14,174,603)      21,374,131      (16,513,761)
Net assets applicable to Common
   shares at the beginning of period               218,352,913      232,527,516      198,738,507      215,252,268
------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                   $ 238,368,462    $ 218,352,913    $ 220,112,638    $ 198,738,507
------------------------------------------------------------------------------------------------------------------
Undistributed net investment income
   (loss) at the end of period                   $   3,207,009    $     995,879    $   3,280,219    $   1,640,390
==================================================================================================================

                                 See accompanying notes to financial statements.

90 Nuveen Investments

                                                   PENNSYLVANIA DIVIDEND      PENNSYLVANIA DIVIDEND       PENNSYLVANIA MUNICIPAL
                                                      ADVANTAGE (NXM)            ADVANTAGE 2 (NVY)              VALUE (NPN)
                                                 ------------------------- -------------------------- -----------------------------
                                                                                                                           FOR THE
                                                                                                                    PERIOD 4/28/09
                                                        YEAR         YEAR         YEAR          YEAR         YEAR    (COMMENCEMENT
                                                       ENDED        ENDED        ENDED         ENDED        ENDED    OF OPERATIONS)
                                                     4/30/10      4/30/09      4/30/10       4/30/09      4/30/10  THROUGH 4/30/09
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income (loss)                     $ 3,195,336  $ 3,238,828  $ 3,629,769   $ 3,671,559  $   843,167      $    (8,393)
Net realized gain (loss) from:
   Investments                                       165,906        4,996      271,629      (378,076)      12,525               --
   Futures                                                --           --           --       149,827           --               --
Change in net unrealized appreciation
   (depreciation) of investments                   4,967,411   (4,915,187)   4,435,061    (4,109,958)   1,424,838               --
Distributions to Auction Rate
   Preferred Shareholders:
   From net investment income                        (87,707)    (612,503)     (76,694)     (701,178)         N/A              N/A
   From accumulated net realized gains               (20,673)          --      (41,621)       (5,495)         N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                 8,220,273   (2,283,866)   8,218,144    (1,373,321)   2,280,530           (8,393)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                        (2,630,923)  (2,319,245)  (3,043,985)   (2,615,518)    (860,284)              --
From accumulated net realized gains                 (132,215)          --     (247,021)      (14,903)          --               --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                         (2,763,138)  (2,319,245)  (3,291,006)   (2,630,421)    (860,284)              --
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Proceeds from sale of shares,
       net of offering costs                              --           --           --            --    1,440,936       15,724,500
   Net proceeds from shares issued
       to shareholders due to reinvestment
       of distributions                                   --           --           --            --      127,893               --
   Repurchased and retired                          (109,964)     (21,028)          --            --           --               --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                       (109,964)     (21,028)          --            --    1,568,829       15,724,500
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                     5,347,171   (4,624,139)   4,927,138    (4,003,742)   2,989,075       15,716,107
Net assets applicable to Common
   shares at the beginning of period              43,587,292   48,211,431   49,992,994    53,996,736   15,816,382          100,275
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                   $48,934,463  $43,587,292  $54,920,132   $49,992,994  $18,805,457      $15,816,382
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income
   (loss) at the end of period                   $   738,442  $   262,184  $   839,805   $   330,715  $   (17,618)     $        --
===================================================================================================================================

N/A - Fund does not issue Auction Rate Preferred shares.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 91

| STATEMENT OF
| CASH FLOWS
                                                       Year Ended April 30, 2010

                                                                                                                      PENNSYLVANIA
                                                                                                                        INVESTMENT
                                                                                                                           QUALITY
                                                                                                                              (NQP)
-----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHARES FROM OPERATIONS                                  $    33,517,447
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
   Purchases of investments                                                                                            (28,052,006)
   Proceeds from sales and maturities of investments                                                                    20,074,311
   Amortization (Accretion) of premiums and discounts, net                                                                 118,646
   (Increase) Decrease in receivable for interest                                                                          (80,158)
   (Increase) Decrease in receivable for investments sold                                                                1,690,000
   (Increase) Decrease in other assets                                                                                     (18,866)
   Increase (Decrease) in payable for investments purchased                                                              2,475,661
   Increase (Decrease) in payable for Auction Rate Preferred share dividends                                                (5,764)
   Increase (Decrease) in accrued management fees                                                                            7,400
   Increase (Decrease) in accrued other liabilities                                                                         51,766
   Net realized (gain) loss from investments                                                                              (773,454)
   Change in net unrealized (appreciation) depreciation of investments                                                 (17,712,020)
-----------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                                                                  11,292,963
-----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (Decrease) in cash overdraft balance                                                                              819,241
Increase (Decrease) in floating rate obligations                                                                           (50,000)
Cash distributions paid to Common shareholders                                                                         (12,644,850)
Cost of Common shares repurchased and retired                                                                             (681,095)
-----------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                                                                 (12,556,704)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                                                         (1,263,741)
Cash at the beginning of year                                                                                            1,263,741
-----------------------------------------------------------------------------------------------------------------------------------
CASH AT THE END OF YEAR                                                                                            $            --
===================================================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest on floating rate obligations was $157,347.

                                 See accompanying notes to financial statements.

92 Nuveen Investments

| NOTES TO
| FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ), Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ), Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ), Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ), Nuveen New Jersey Municipal Value Fund (NJV), Nuveen Pennsylvania Investment Quality Municipal Fund (NQP), Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY), Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM), Nuveen Pennsylvania Dividend Advantage Municipal Fund 2
(NVY) and Nuveen Pennsylvania Municipal Value Fund (NPN) (collectively, the "Funds"). Common shares of New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY), are traded on the New York Stock Exchange ("NYSE") while Common shares of New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2 (NUJ), New Jersey Municipal Value (NJV), Pennsylvania Dividend Advantage (NXM), Pennsylvania Dividend Advantage 2 (NVY) and Pennsylvania Municipal Value (NPN) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Prior to the commencement of operations, New Jersey Municipal Value (NJV) and Pennsylvania Municipal Value (NPN) had no operations other than those related to organizational matters, the initial capital contribution of $100,275 per Fund by Nuveen Asset Management (the "Adviser"), a wholly- owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and the recording of the organization expenses ($15,000 per Fund) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen. As the Funds commenced operations on April 28, 2009, the information presented in the financial statements may not be reflective of the Funds' future operating performance.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

In June 2009, the Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards Codification(TM) (the "Codification") as the single source of authoritative accounting principles recognized by FASB in the preparation of financial statements in conformity with generally accepted accounting principles ("GAAP"). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds' financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles ("U.S. GAAP").

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Directors/Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At April 30, 2010, Pennsylvania Investment Quality (NQP), Pennsylvania Premium Income 2 (NPY), Pennsylvania Dividend Advantage (NXM) and Pennsylvania Dividend Advantage 2
(NVY) had outstanding when-issued/delayed delivery purchase commitments of $2,475,661, $858,480, $200,814 and $200,814, respectively. There were no such outstanding purchase commitments in any of the other Funds.

                                                           Nuveen Investments 93

| Notes to
| Financial Statements (continued)

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares

New Jersey Municipal Value (NJV) and Pennsylvania Municipal Value (NPN) do not issue Auction Rate Preferred Shares ("ARPS"). The following Funds have issued and outstanding ARPS, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's ARPS are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of April 30, 2010, the number of ARPS outstanding, by Series and in total, for each Fund is as follows:

                        NEW JERSEY     NEW JERSEY     NEW JERSEY     NEW JERSEY
                        INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                           QUALITY         INCOME      ADVANTAGE    ADVANTAGE 2
                              (NQJ)          (NNJ)          (NXJ)          (NUJ)
--------------------------------------------------------------------------------
Number of shares:
   Series M                  2,834             --             --             --
   Series T                     --            599          1,757             --
   Series W                     --          1,381             --          1,249
   Series TH                 1,772          1,535             --             --
   Series F                  1,132             --             --             --
--------------------------------------------------------------------------------
Total                        5,738          3,515          1,757          1,249
================================================================================

                      PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
                        INVESTMENT        PREMIUM       DIVIDEND       DIVIDEND
                           QUALITY       INCOME 2      ADVANTAGE    ADVANTAGE 2
                              (NQP)          (NPY)          (NXM)          (NVY)
--------------------------------------------------------------------------------
Number of shares:
   Series M                     --            710             --            920
   Series T                    744             --            900             --
   Series W                  2,033             --             --             --
   Series TH                 1,693          1,748             --             --
   Series F                     --          1,513             --             --
--------------------------------------------------------------------------------
Total                        4,470          3,971            900            920
================================================================================

94 Nuveen Investments

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the ARPS issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear,'' and that many ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. ARPS shareholders unable to sell their shares received distributions at the "maximum rate'' applicable to failed auctions as calculated in accordance with the pre-established terms of the ARPS. As of April 30, 2010, the aggregate amount of outstanding ARPS redeemed by each Fund is as follows:

                        NEW JERSEY     NEW JERSEY     NEW JERSEY    NEW JERSEY
                        INVESTMENT        PREMIUM       DIVIDEND      DIVIDEND
                           QUALITY         INCOME      ADVANTAGE  ADVANTAGE (2)
                              (NQJ)          (NNJ)          (NXJ)         (NUJ)
-------------------------------------------------------------------------------
ARPS redeemed, at
   liquidation value  $ 18,550,000    $ 3,725,000    $ 4,075,000   $ 3,275,000
===============================================================================

                      PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA  PENNSYLVANIA
                        INVESTMENT        PREMIUM       DIVIDEND      DIVIDEND
                           QUALITY      INCOME (2)     ADVANTAGE  ADVANTAGE (2)
                              (NQP)          (NPY)          (NXM)         (NVY)
-------------------------------------------------------------------------------
ARPS redeemed, at
   liquidation value  $ 20,250,000   $ 18,825,000    $ 2,500,000   $ 5,500,000
===============================================================================

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in "Investment Income" the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is recognized as "Interest expense on floating rate obligations" on the Statement of Operations.

During the fiscal year ended April 30, 2010, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

                                                           Nuveen Investments 95

| Notes to
| Financial Statements (continued)

At April 30, 2010, each Fund's maximum exposure to externally-deposited Recourse Trusts was as follows:

                                                    NEW JERSEY      NEW JERSEY      NEW JERSEY      NEW JERSEY      NEW JERSEY
                                                    INVESTMENT         PREMIUM        DIVIDEND        DIVIDEND       MUNICIPAL
                                                       QUALITY          INCOME       ADVANTAGE    ADVANTAGE (2)          VALUE
                                                          (NQJ)           (NNJ)           (NXJ)           (NUJ)           (NJV)
-------------------------------------------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts                $ 6,385,000     $ 3,725,000     $ 2,010,000    $  1,380,000      $       --
===============================================================================================================================

                                                  PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA
                                                    INVESTMENT         PREMIUM        DIVIDEND        DIVIDEND       MUNICIPAL
                                                       QUALITY       INCOME (2)      ADVANTAGE     ADVANTAGE 2           VALUE
                                                          (NQP)           (NPY)           (NXM)           (NVY)           (NPN)
-------------------------------------------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts               $         --    $         --    $         --    $         --    $  2,250,000
===============================================================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended April 30, 2010, were as follows:

                                                    NEW JERSEY    PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA
                                                     MUNICIPAL      INVESTMENT         PREMIUM        DIVIDEND        DIVIDEND
                                                         VALUE         QUALITY       INCOME (2)      ADVANTAGE    ADVANTAGE (2)
                                                          (NJV)           (NQP)           (NPY)           (NXM)           (NVY)
-------------------------------------------------------------------------------------------------------------------------------
Average floating rate obligations outstanding       $1,360,274     $26,833,438     $13,000,726      $1,237,671      $4,478,849
Average annual interest rate and fees                     0.90%           0.59%           0.85%           0.92%           0.91%
===============================================================================================================================

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract and is recognized as "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. The Funds did not invest in futures contracts during the fiscal year ended April 30, 2010.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, where applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre- determined threshold amount.

96 Nuveen Investments

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Organization and Offering Costs

Nuveen Investments, LLC has agreed to reimburse all organization expenses ($15,000 per Fund) and pay all offering costs (other than the sales load) that exceed $.03 per share for New Jersey Municipal Value (NJV) and Pennsylvania Municipal Value (NPN). New Jersey Municipal Value's (NJV) and Pennsylvania Municipal Value's (NPN) share of offering costs ($46,614 and $36,024, respectively) were recorded as reductions of the proceeds from the sale of shares.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS

In determining the value of each Fund's investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

     Level 1 - Quoted prices in active markets for identical securities.

     Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

     Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of April 30, 2010:

NEW JERSEY INVESTMENT QUALITY (NQJ)                        LEVEL 1         LEVEL 2         LEVEL 3            TOTAL
--------------------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                         $    --    $432,352,840        $     --     $432,352,840
====================================================================================================================

NEW JERSEY PREMIUM INCOME (NNJ)                            LEVEL 1         LEVEL 2         LEVEL 3            TOTAL
--------------------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                         $    --    $264,728,754        $     --     $264,728,754
====================================================================================================================
NEW JERSEY DIVIDEND ADVANTAGE (NXJ)                        LEVEL 1         LEVEL 2         LEVEL 3            TOTAL
--------------------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                         $    --    $136,356,815        $     --     $136,356,815
====================================================================================================================

NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)                      LEVEL 1         LEVEL 2         LEVEL 3            TOTAL
--------------------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds                                         $    --    $ 95,426,584        $     --     $ 95,426,584
====================================================================================================================

                                                           Nuveen Investments 97

| Notes to
| Financial Statements (continued)

NEW JERSEY MUNICIPAL VALUE (NJV)                           LEVEL 1         LEVEL 2         LEVEL 3            TOTAL
--------------------------------------------------------------------------------------------------------------------
Investments:
    Municipal Bonds                                        $    --    $ 25,793,369         $    --     $ 25,793,369
====================================================================================================================

PENNSYLVANIA INVESTMENT QUALITY (NQP)                      LEVEL 1         LEVEL 2         LEVEL 3            TOTAL
--------------------------------------------------------------------------------------------------------------------
Investments:
    Municipal Bonds                                        $    --    $375,379,250         $    --     $375,379,250
====================================================================================================================

PENNSYLVANIA PREMIUM INCOME 2 (NPY)                        LEVEL 1         LEVEL 2         LEVEL 3            TOTAL
--------------------------------------------------------------------------------------------------------------------
Investments:
    Municipal Bonds                                        $    --    $322,794,613         $    --     $322,794,613
====================================================================================================================

PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)                      LEVEL 1         LEVEL 2         LEVEL 3            TOTAL
--------------------------------------------------------------------------------------------------------------------
Investments:
    Municipal Bonds                                        $    --    $ 69,235,814         $    --     $ 69,235,814
====================================================================================================================

PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)                    LEVEL 1         LEVEL 2         LEVEL 3            TOTAL
--------------------------------------------------------------------------------------------------------------------
Investments:
    Municipal Bonds                                        $    --    $ 81,542,209         $    --     $ 81,542,209
====================================================================================================================

PENNSYLVANIA MUNICIPAL VALUE (NPN)                         LEVEL 1         LEVEL 2         LEVEL 3            TOTAL
--------------------------------------------------------------------------------------------------------------------
Investments:
    Municipal Bonds                                        $    --    $ 17,832,951         $    --     $ 17,832,951
====================================================================================================================

3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

During the current fiscal period, the Funds adopted amendments to authoritative guidance under GAAP on disclosures about derivative instruments and hedging activities. This guidance is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund's financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended April 30, 2010.

98 Nuveen Investments

4. FUND SHARES
Common Shares
Transactions in Common shares were as follows:

                                                          NEW JERSEY                  NEW JERSEY                NEW JERSEY
                                                  INVESTMENT QUALITY (NQJ)       PREMIUM INCOME (NNJ)     DIVIDEND ADVANTAGE (NXJ)
                                                 --------------------------  --------------------------  --------------------------
                                                 YEAR ENDED     YEAR ENDED   YEAR ENDED     YEAR ENDED   YEAR ENDED     YEAR ENDED
                                                    4/30/10        4/30/09      4/30/10        4/30/09      4/30/10        4/30/09
-----------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to reinvestment
   of distributions                                      --             --           --             --           --             --
   Repurchased and retired                               --        (30,600)          --        (12,900)          --         (7,200)
-----------------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased and retired               --         $10.34           --         $11.07           --         $10.14
   Discount per share repurchased and retired            --          18.29%          --          17.90%          --          18.93%
===================================================================================================================================

                                                                            NEW JERSEY                          NEW JERSEY
                                                                    DIVIDEND ADVANTAGE 2 (NUJ)           MUNICIPAL VALUE (NJV)
                                                                   ---------------------------    ---------------------------------
                                                                                                                           FOR THE
                                                                                                                    PERIOD 4/28/09
                                                                                                                     (COMMENCEMENT
                                                                   YEAR ENDED       YEAR ENDED    YEAR ENDED         OF OPERATIONS)
                                                                      4/30/10          4/30/09       4/30/10       THROUGH 4/30/09
-----------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Sold*                                                                   --               --       98,787              1,455,000
   Issued to shareholders due to reinvestment of distributions          1,112               --           --                     --
   Repurchased and retired                                                 --           (2,800)          --                     --
-----------------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased and retired                                 --           $10.41           --                     --
   Discount per share repurchased and retired                              --            17.27%          --                     --
===================================================================================================================================

                                                      PENNSYLVANIA                  PENNSYLVANIA               PENNSYLVANIA
                                                 INVESTMENT QUALITY (NQP)      PREMIUM INCOME 2 (NPY)     DIVIDEND ADVANTAGE (NXM)
                                               ---------------------------  ---------------------------  --------------------------
                                               YEAR ENDED      YEAR ENDED   YEAR ENDED      YEAR ENDED   YEAR ENDED     YEAR ENDED
                                                  4/30/10         4/30/09      4/30/10         4/30/09      4/30/10        4/30/09
-----------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to reinvestment
   of distributions                                    --              --           --              --           --             --
   Repurchased and retired                        (53,200)        (27,500)     (23,300)        (51,800)      (8,600)        (2,000)
-----------------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased and retired       $  12.78        $  10.80     $  12.25        $  10.01     $  12.77       $  10.49
   Discount per share repurchased and retired       12.13%          18.20%       11.67%          18.84%       11.69%         17.12%
===================================================================================================================================

                                                                               PENNSYLVANIA                    PENNSYLVANIA
                                                                        DIVIDEND ADVANTAGE 2 (NVY)         MUNICIPAL VALUE (NPN)
                                                                       ---------------------------    -----------------------------
                                                                                                                           FOR THE
                                                                                                                    PERIOD 4/28/09
                                                                                                                     (COMMENCEMENT
                                                                       YEAR ENDED       YEAR ENDED    YEAR ENDED     OF OPERATIONS)
                                                                          4/30/10          4/30/09       4/30/10   THROUGH 4/30/09
-----------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Sold*                                                                       --               --       100,800         1,100,000
   Issued to shareholders due to reinvestment of distributions                 --               --         8,551                --
   Repurchased and retired                                                     --               --            --                --
-----------------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased and retired                                     --               --            --                --
   Discount per share repurchased and retired                                  --               --            --                --
===================================================================================================================================

* New Jersey Municipal Value (NJV) and Pennsylvania Municipal Value (NPN) were the only Funds to sell Common shares during the fiscal years ended April 30, 2010 and April 30, 2009.

                                                           Nuveen Investments 99

| Notes to
| Financial Statements (continued)

Auction Rate Preferred Shares
New Jersey Municipal Value (NJV) and Pennsylvania Municipal Value (NPN) do not issue ARPS. Transactions in ARPS were as follows:

                                  NEW JERSEY INVESTMENT QUALITY (NQJ)                  NEW JERSEY PREMIUM QUALITY (NNJ)
                          -----------------------------------------------     --------------------------------------------------
                             YEAR ENDED                      YEAR ENDED           YEAR ENDED                      YEAR ENDED
                              4/30/10                         4/30/09              4/30/10                         4/30/09
                          ------------------------------------------------------------------------------------------------------
                          SHARES       AMOUNT        SHARES        AMOUNT      SHARES        AMOUNT         SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
ARPS redeemed:
   Series M                126     $3,150,000           240   $ 6,000,000        --     $          --         --        $     --
   Series T                 --             --            --            --        25           625,000         --              --
   Series W                 --             --            --            --        59         1,475,000         --              --
   Series TH                78      1,950,000           150     3,750,000        65         1,625,000         --              --
   Series F                 51      1,275,000            97     2,425,000        --                --         --              --
--------------------------------------------------------------------------------------------------------------------------------
Total                      255     $6,375,000           487   $12,175,000       149     $   3,725,000         --        $     --
================================================================================================================================

                                  NEW JERSEY DIVIDEND ADVANTAGE (NXJ)                  NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
                          -----------------------------------------------      -------------------------------------------------
                             YEAR ENDED                   YEAR ENDED              YEAR ENDED                      YEAR ENDED
                              4/30/10                      4/30/09                 4/30/10                         4/30/09
                          ------------------------------------------------------------------------------------------------------
                          SHARES       AMOUNT        SHARES        AMOUNT      SHARES        AMOUNT         SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
ARPS redeemed:
   Series T                124     $3,100,000            39     $ 975,000        --     $        --           --      $       --
   Series W                 --             --            --            --        55       1,375,000           76       1,900,000
--------------------------------------------------------------------------------------------------------------------------------
Total                      124     $3,100,000            39     $ 975,000        55     $ 1,375,000           76      $1,900,000
================================================================================================================================

                                 PENNSYLVANIA INVESTMENT QUALITY (NQP)                PENNSYLVANIA PREMIUM INCOME 2 (NPY)
                          -----------------------------------------------      -------------------------------------------------
                             YEAR ENDED                      YEAR ENDED           YEAR ENDED                      YEAR ENDED
                              4/30/10                         4/30/09              4/30/10                         4/30/09
                          ------------------------------------------------------------------------------------------------------
                          SHARES       AMOUNT        SHARES        AMOUNT      SHARES        AMOUNT         SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
ARPS redeemed:
   Series M                 --         $   --            --   $        --         --         $   --           134    $ 3,350,000
   Series T                 --             --           136     3,400,000         --             --            --             --
   Series W                 --             --           367     9,175,000         --             --            --             --
   Series TH                --             --           307     7,675,000         --             --           332      8,300,000
   Series F                 --             --            --            --         --             --           287      7,175,000
--------------------------------------------------------------------------------------------------------------------------------
Total                       --         $   --           810   $20,250,000         --         $   --           753    $18,825,000
================================================================================================================================

                                 PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)           PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
                          -----------------------------------------------      -------------------------------------------------
                             YEAR ENDED                      YEAR ENDED           YEAR ENDED                      YEAR ENDED
                              4/30/10                         4/30/09              4/30/10                         4/30/09
                          ------------------------------------------------------------------------------------------------------
                          SHARES       AMOUNT        SHARES        AMOUNT      SHARES        AMOUNT         SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
ARPS redeemed:
   Series M                 --         $   --            --    $       --       --           $   --           220     $5,500,000
   Series T                 --             --           100     2,500,000       --               --            --             --
--------------------------------------------------------------------------------------------------------------------------------
Total                       --         $   --           100    $2,500,000       --           $   --           220     $5,500,000
================================================================================================================================

100 Nuveen Investments

5. INVESTMENT TRANSACTIONS
Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended April 30, 2010, were as follows:

                                                           NEW JERSEY      NEW JERSEY      NEW JERSEY     NEW JERSEY     NEW JERSEY
                                                           INVESTMENT         PREMIUM        DIVIDEND       DIVIDEND      MUNICIPAL
                                                              QUALITY          INCOME       ADVANTAGE    ADVANTAGE 2          VALUE
                                                                 (NQJ)           (NNJ)           (NXJ)          (NUJ)          (NJV)
------------------------------------------------------------------------------------------------------------------------------------
Purchases                                              $   15,540,156   $  11,034,363   $   5,629,983   $  3,285,584   $ 22,300,765
Sales and maturities                                       17,446,885       6,969,064       6,716,543      3,878,288        987,500
====================================================================================================================================

                                                         PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
                                                           INVESTMENT         PREMIUM        DIVIDEND       DIVIDEND      MUNICIPAL
                                                              QUALITY        INCOME 2       ADVANTAGE    ADVANTAGE 2          VALUE
                                                                 (NQP)           (NPY)           (NXM)          (NVY)          (NPN)
------------------------------------------------------------------------------------------------------------------------------------
Purchases                                              $   28,052,006   $  17,892,540   $   3,267,219     $4,774,346   $ 17,208,157
Sales and maturities                                       20,074,311      16,612,482       4,534,522      3,911,590        845,000
====================================================================================================================================


6. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At April 30, 2010, the cost and unrealized appreciation (depreciation) of investments as determined on a federal income tax basis, were as follows:

                                                           NEW JERSEY      NEW JERSEY      NEW JERSEY     NEW JERSEY     NEW JERSEY
                                                           INVESTMENT         PREMIUM        DIVIDEND       DIVIDEND      MUNICIPAL
                                                              QUALITY          INCOME       ADVANTAGE    ADVANTAGE 2          VALUE
                                                                 (NQJ)           (NNJ)           (NXJ)          (NUJ)          (NJV)
------------------------------------------------------------------------------------------------------------------------------------
Cost of investments                                    $  429,887,460   $ 259,108,359   $ 135,805,067   $ 95,274,670   $ 21,856,915
------------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                        $   13,757,401   $  11,133,736   $   4,097,141   $  2,799,193   $  2,481,641
   Depreciation                                           (11,292,021)     (5,513,341)     (3,545,393)    (2,647,279)       (45,197)
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
  investmen                                            $    2,465,380   $   5,620,395   $     551,748   $    151,914   $  2,436,444
====================================================================================================================================


                                                         PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA  PENNSYLVANIA
                                                           INVESTMENT         PREMIUM        DIVIDEND        DIVIDEND     MUNICIPAL
                                                              QUALITY        INCOME 2       ADVANTAGE     ADVANTAGE 2         VALUE
                                                                 (NQP)           (NPY)           (NXM)           (NVY)         (NPN)
------------------------------------------------------------------------------------------------------------------------------------
Cost of investments                                    $  339,001,638   $ 303,874,855     $67,189,077     $75,987,967  $ 16,376,560
------------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                        $   15,171,962   $  14,884,560   $   2,560,692   $   3,206,238  $  1,456,391
   Depreciation                                            (5,599,630)     (8,573,237)     (1,678,759)     (2,107,193)           --
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
   investments                                         $    9,572,332   $   6,311,323   $     881,933   $   1,099,045  $  1,456,391
====================================================================================================================================

Permanent differences, primarily due to federal taxes paid, taxable market discount and distribution reclassifications, resulted in reclassifications among the Funds' components of net assets at April 30, 2010, the Funds' tax year end, as follows:

                                                           NEW JERSEY      NEW JERSEY      NEW JERSEY     NEW JERSEY     NEW JERSEY
                                                           INVESTMENT         PREMIUM        DIVIDEND       DIVIDEND      MUNICIPAL
                                                              QUALITY          INCOME       ADVANTAGE    ADVANTAGE 2          VALUE
                                                                 (NQJ)           (NNJ)           (NXJ)          (NUJ)          (NJV)
------------------------------------------------------------------------------------------------------------------------------------
Paid-in-surplus                                        $       (6,098)  $        (104)  $      10,890   $      5,718   $     (1,504)
Undistributed (Over-distribution of) net
   investment income                                           (3,063)         (5,580)        (17,095)        (7,959)            (2)
Accumulated net realized gain (loss)                            9,161           5,684           6,205          2,241          1,506
====================================================================================================================================

                                                          Nuveen Investments 101

| Notes to
| Financial Statements (continued)

                                                         PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
                                                           INVESTMENT         PREMIUM        DIVIDEND       DIVIDEND      MUNICIPAL
                                                              QUALITY        INCOME 2       ADVANTAGE    ADVANTAGE 2          VALUE
                                                                 (NQP)           (NPY)           (NXM)          (NVY)          (NPN)
------------------------------------------------------------------------------------------------------------------------------------
Paid-in-surplus                                        $          (13)  $          --   $       9,685   $     15,659   $         --
Undistributed (Over-distribution of) net investment               (40)        (36,586)           (448)            --           (501)
income
Accumulated net realized gain (loss)                               53          36,586          (9,237)       (15,659)           501
====================================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at April 30, 2010, the Funds' tax year end, were as follows:

                                                           NEW JERSEY      NEW JERSEY     NEW JERSEY      NEW JERSEY     NEW JERSEY
                                                           INVESTMENT         PREMIUM       DIVIDEND        DIVIDEND      MUNICIPAL
                                                              QUALITY          INCOME      ADVANTAGE     ADVANTAGE 2          VALUE
                                                                 (NQJ)           (NNJ)          (NXJ)           (NUJ)          (NJV)
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                  $    5,252,067   $   3,062,374   $  1,620,955    $  1,195,653   $     64,338
Undistributed net ordinary income **                              396              --          6,393           2,296         38,372
Undistributed net long-term capital gains                     108,514         142,465        159,911         173,009             --
====================================================================================================================================

                                                         PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
                                                           INVESTMENT         PREMIUM        DIVIDEND       DIVIDEND      MUNICIPAL
                                                              QUALITY        INCOME 2       ADVANTAGE    ADVANTAGE 2          VALUE
                                                                 (NQP)           (NPY)           (NXM)          (NVY)          (NPN)
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                  $    4,279,165   $   4,087,825   $     898,342   $  1,047,294   $     29,892
Undistributed net ordinary income **                               --             199           9,081          5,092         13,026
Undistributed net long-term capital gains                          --              --         161,770        179,017             --
====================================================================================================================================

* Undistributed net tax-exempt income (on a tax basis ) has not been reduced for the dividend declared on April 1, 2010, paid on May 3, 2010.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended April 30, 2010 and April 30, 2009, was designated for purposes of the dividends paid deduction as follows:

                                                           NEW JERSEY      NEW JERSEY      NEW JERSEY     NEW JERSEY     NEW JERSEY
                                                           INVESTMENT         PREMIUM        DIVIDEND       DIVIDEND      MUNICIPAL
                                                              QUALITY          INCOME       ADVANTAGE   ADVANTAGE (2)         VALUE
2010                                                             (NQJ)           (NNJ)           (NXJ)          (NUJ)          (NJV)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***            $   15,878,706   $   9,091,092   $   5,024,573   $  3,617,577   $    992,582
Distributions from net ordinary income**                           --         125,223              --             --             --
Distributions from net long-term capital gains****                 --         131,170          59,268        144,777             --
====================================================================================================================================

                                                         PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
                                                           INVESTMENT         PREMIUM        DIVIDEND       DIVIDEND      MUNICIPAL
                                                              QUALITY        INCOME 2       ADVANTAGE    ADVANTAGE 2          VALUE
2010                                                             (NQP)           (NPY)           (NXM)          (NVY)          (NPN)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***            $   13,124,743   $  12,185,755   $   2,677,713   $  3,074,243   $    781,221
Distributions from net ordinary income**                            8         112,103              --         32,001             --
Distributions from net long-term capital gains****                 --              --         152,888        256,641             --
====================================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended April 30, 2010, as Exempt Interest Dividends.

**** The Funds designate as a long term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended April 30, 2010.

102 Nuveen Investments


                                                        NEW JERSEY      NEW JERSEY      NEW JERSEY     NEW JERSEY     NEW JERSEY
                                                        INVESTMENT         PREMIUM        DIVIDEND       DIVIDEND      MUNICIPAL
                                                           QUALITY          INCOME       ADVANTAGE    ADVANTAGE 2          VALUE
2009                                                          (NQJ)           (NNJ)           (NXJ)          (NUJ)          (NJV)***
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income            $   17,007,219   $   9,745,985   $   5,316,513   $  4,035,146   $         --
Distributions from net ordinary income**                 1,227,039         516,711         339,082        174,706             --
Distributions from net long-term capital gains           1,324,097         885,685         349,118        265,912             --
====================================================================================================================================

                                                      PENNSYLVANIA    PENNSYLVANIA    PENNSYLVANIA   PENNSYLVANIA   PENNSYLVANIA
                                                        INVESTMENT         PREMIUM        DIVIDEND       DIVIDEND      MUNICIPAL
                                                           QUALITY        INCOME 2       ADVANTAGE    ADVANTAGE 2          VALUE
2009                                                          (NQP)           (NPY)           (NXM)          (NVY)          (NPN)***
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income            $   14,218,439   $  12,592,717   $   2,928,477   $  3,309,636   $         --
Distributions from net ordinary income**                        --          37,841              --             --             --
Distributions from net long-term capital gains                  --              --              --         20,398             --
====================================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** For the period April 28, 2009 (commencement of operations) through April 30, 2009.

At April 30, 2010, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                                        PENNSYLVANIA   PENNSYLVANIA
                                                                                                          INVESTMENT        PREMIUM
                                                                                                             QUALITY       INCOME 2
                                                                                                                (NQP)          (NPY)
------------------------------------------------------------------------------------------------------------------------------------
Expiration:
   April 30, 2016                                                                                       $         --   $    172,238
   April 30, 2017                                                                                          2,411,512      2,893,165
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                     $2,411,512     $3,065,403
====================================================================================================================================

During the tax year ended April 30, 2010, NQJ, NQP and NPY utilized $642, $773,504 and $668,100, respectively, of capital loss carryforward.

The following Fund has elected to defer net realized losses from investments incurred from November 1, 2009 through April 30, 2010, the Fund's tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

                                                                                                                         NEW JERSEY
                                                                                                                          MUNICIPAL
                                                                                                                              VALUE
                                                                                                                               (NJV)
------------------------------------------------------------------------------------------------------------------------------------
Post-October capital losses                                                                                            $     18,711
====================================================================================================================================

7. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components -- a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund's shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

                                                          Nuveen Investments 103

| Notes to
| Financial Statements (continued)

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedules:

                                                                                              NEW JERSEY INVESTMENT QUALITY (NQJ)
                                                                                                  NEW JERSEY PREMIUM INCOME (NNJ)
                                                                                            PENNSYLVANIA INVESTMENT QUALITY (NQP)
                                                                                              PENNSYLVANIA PREMIUM INCOME 2 (NPY)
AVERAGE DAILY NET ASSETS*                                                                                    FUND-LEVEL FEE RATE
---------------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                                .4500%
For the next $125 million                                                                                                 .4375
For the next $250 million                                                                                                 .4250
For the next $500 million                                                                                                 .4125
For the next $1 billion                                                                                                   .4000
For the next $3 billion                                                                                                   .3875
For net assets over $5 billion                                                                                            .3750
=================================================================================================================================

                                                                                              NEW JERSEY DIVIDEND ADVANTAGE (NXJ)
                                                                                            NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
                                                                                            PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)
                                                                                          PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
AVERAGE DAILY NET ASSETS*                                                                                    FUND-LEVEL FEE RATE
---------------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                                .4500%
For the next $125 million                                                                                                 .4375
For the next $250 million                                                                                                 .4250
For the next $500 million                                                                                                 .4125
For the next $1 billion                                                                                                   .4000
For net assets over $2 billion                                                                                            .3750
=================================================================================================================================

                                                                                                 NEW JERSEY MUNICIPAL VALUE (NJV)
                                                                                               PENNSYLVANIA MUNICIPAL VALUE (NPN)
AVERAGE DAILY MANAGED ASSETS*                                                                                FUND-LEVEL FEE RATE
---------------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                                .4000%
For the next $125 million                                                                                                 .3875
For the next $250 million                                                                                                 .3750
For the next $500 million                                                                                                 .3625
For the next $1 billion                                                                                                   .3500
For managed assets over $2 billion                                                                                        .3375
=================================================================================================================================

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL*                                                         EFFECTIVE RATE AT BREAKPOINT LEVEL
---------------------------------------------------------------------------------------------------------------------------------
$55 billion                                                                                                               .2000%
$56 billion                                                                                                               .1996
$57 billion                                                                                                               .1989
$60 billion                                                                                                               .1961
$63 billion                                                                                                               .1931
$66 billion                                                                                                               .1900
$71 billion                                                                                                               .1851
$76 billion                                                                                                               .1806
$80 billion                                                                                                               .1773
$91 billion                                                                                                               .1691
$125 billion                                                                                                              .1599
$200 billion                                                                                                              .1505
$250 billion                                                                                                              .1469
$300 billion                                                                                                              .1445
=================================================================================================================================

* The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily managed assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of April 30, 2010, the complex-level fee rate was .1852%.

104 Nuveen Investments

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of New Jersey Dividend Advantage's (NXJ) and Pennsylvania Dividend Advantage's (NXM) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                  YEAR ENDING
MARCH 31,                                    MARCH 31,
--------------------------------------------------------------------------------
2001*                       .30%             2007                           .25%
2002                        .30              2008                           .20
2003                        .30              2009                           .15
2004                        .30              2010                           .10
2005                        .30              2011                           .05
2006                        .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse New Jersey Dividend Advantage (NXJ) and Pennsylvania Dividend Advantage (NXM) for any portion of their fees and expenses beyond March 31, 2011.

For the first ten years of New Jersey Dividend Advantage 2's (NUJ) and Pennsylvania Dividend Advantage 2's (NVY) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
MARCH 31,                                   MARCH 31,
--------------------------------------------------------------------------------
2002*                       .30%            2008                            .25%
2003                        .30             2009                            .20
2004                        .30             2010                            .15
2005                        .30             2011                            .10
2006                        .30             2012                            .05
2007                        .30
================================================================================
*     From the commencement of operations.

The Adviser has not agreed to reimburse New Jersey Dividend Advantage 2 (NUJ) and Pennsylvania Dividend Advantage 2 (NVY) for any portion of their fees and expenses beyond March 31, 2012.

8. NEW ACCOUNTING STANDARDS

Accounting for Transfers of Financial Assets During June 2009, FASB issued changes to the authoritative guidance under U.S. GAAP on accounting for transfers of financial assets. The objective of this guidance is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement, if any, in transferred financial assets.

This guidance is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of this guidance should be applied to transfers that occurred both before and after the effective date of this guidance. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and disclosures, if any.
                                                          Nuveen Investments 105

| Notes to
| Financial Statements (continued)

Fair Value Measurements

On January 21, 2010, FASB issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of this guidance is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose
i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements in the Level 3 rollforward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

106 Nuveen Investments

Financial
Highlights

                                                         Nuveen Investments 107

| FINANCIAL
| HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

                                                           INVESTMENT OPERATIONS
                                    --------------------------------------------------------------------
                                                               DISTRIBUTIONS    DISTRIBUTIONS
                                                                    FROM NET             FROM
                                                                  INVESTMENT          CAPITAL
                     BEGINNING                                     INCOME TO         GAINS TO
                        COMMON                          NET     AUCTION RATE     AUCTION RATE
                         SHARE             NET    REALIZED/        PREFERRED        PREFERRED
                     NET ASSET      INVESTMENT   UNREALIZED           SHARE-           SHARE-
                         VALUE          INCOME   GAIN (LOSS)         HOLDERS+         HOLDERS+     TOTAL
---------------------------------------------------------------------------------------------------------
NEW JERSEY INVESTMENT QUALITY (NQJ)
---------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010                   $ 13.00           $ .92      $  1.31           $ (.03)          $   --    $  2.20
2009                     14.26             .91        (1.22)            (.18)            (.03)      (.52)
2008                     14.96             .92         (.67)            (.26)            (.01)      (.02)
2007(d)                  14.53             .75          .47             (.20)            (.01)      1.01
Year Ended 6/30:
2006                     15.61             .91         (.75)            (.18)            (.03)      (.05)
2005                     14.69             .95         1.13             (.10)            (.01)      1.97

NEW JERSEY PREMIUM INCOME (NNJ)
---------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010                     13.83             .90         1.02             (.03)              --*      1.89
2009                     14.64             .88         (.78)            (.17)            (.03)      (.10)
2008                     15.23             .90         (.53)            (.25)            (.01)       .11
2007(d)                  14.79             .74          .49             (.20)              --*      1.03
Year Ended 6/30:
2006                     16.05             .90         (.85)            (.17)            (.04)      (.16)
2005                     15.35             .94         1.01             (.10)            (.01)      1.84
=========================================================================================================

                                LESS DISTRIBUTIONS
                        ---------------------------------
                               NET                              DISCOUNT
                        INVESTMENT     CAPITAL                      FROM       ENDING
                         INCOME TO    GAINS TO                    COMMON       COMMON
                            COMMON      COMMON                    SHARES        SHARE    ENDING
                            SHARE-      SHARE-               REPURCHASED    NET ASSET    MARKET
                           HOLDERS     HOLDERS      TOTAL    AND RETIRED        VALUE     VALUE
------------------------------------------------------------------------------------------------
NEW JERSEY INVESTMENT QUALITY (NQJ)
------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010                        $ (.76)     $   --    $  (.76)          $ --      $ 14.44   $ 13.56
2009                          (.65)       (.09)      (.74)            --*       13.00     11.37
2008                          (.65)       (.03)      (.68)            --        14.26     13.09
2007(d)                       (.55)       (.03)      (.58)            --        14.96     14.30
Year Ended 6/30:
2006                          (.79)       (.24)     (1.03)            --        14.53     13.70
2005                          (.94)       (.11)     (1.05)            --        15.61     15.25

NEW JERSEY PREMIUM INCOME (NNJ)
------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010                          (.74)       (.02)      (.76)            --        14.96     14.19
2009                          (.63)       (.08)      (.71)            --*       13.83     11.96
2008                          (.66)       (.04)      (.70)            --        14.64     13.48
2007(d)                       (.58)       (.01)      (.59)            --        15.23     15.12
Year Ended 6/30:
2006                          (.79)       (.31)     (1.10)            --        14.79     14.16
2005                          (.92)       (.22)     (1.14)            --        16.05     15.76
================================================================================================

                                                 AUCTION RATE PREFERRED SHARES
                                                       AT END OF PERIOD
                                         ---------------------------------------
                                           AGGREGATE    LIQUIDATION
                                              AMOUNT     AND MARKET       ASSET
                                         OUTSTANDING          VALUE    COVERAGE
                                                (000)     PER SHARE   PER SHARE
--------------------------------------------------------------------------------
NEW JERSEY INVESTMENT QUALITY (NQJ)
--------------------------------------------------------------------------------
Year Ended 4/30:
2010                                       $ 143,450       $ 25,000    $ 76,478
2009                                         149,825         25,000      69,373
2008                                         162,000         25,000      70,092
2007(d)                                      162,000         25,000      72,284
Year Ended 6/30:
2006                                         162,000         25,000      70,917
2005                                         162,000         25,000      74,241

NEW JERSEY PREMIUM INCOME (NNJ)
--------------------------------------------------------------------------------
Year Ended 4/30:
2010                                          87,875         25,000      76,216
2009                                          91,600         25,000      70,422
2008                                          91,600         25,000      73,137
2007(d)                                       91,600         25,000      75,093
Year Ended 6/30:
2006                                          91,600         25,000      73,635
2005                                          91,600         25,000      77,724
================================================================================

108    Nuveen Investments

                                                   RATIOS/SUPPLEMENTAL DATA
                           ----------------------------------------------------------------------
                                                RATIOS TO AVERAGE NET ASSETS
    TOTAL RETURNS                             APPLICABLE TO COMMON SHARES++(b)
---------------------                      -------------------------------------
                BASED           ENDING
                   ON              NET
 BASED         COMMON           ASSETS
    ON      SHARE NET       APPLICABLE     EXPENSES       EXPENSES            NET     PORTFOLIO
MARKET          ASSET        TO COMMON    INCLUDING      EXCLUDING     INVESTMENT      TURNOVER
 VALUE(a)       VALUE(a)   SHARES (000)    INTEREST(c)    INTEREST         INCOME          RATE
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 26.39%         17.23%       $ 295,382         1.16%          1.16%          6.57%            4%
 (7.10)         (3.41)         265,928         1.29           1.29           6.94             1
 (3.64)          (.08)         292,194         1.23           1.23           6.30            17
  8.75           7.05          306,402         1.20**         1.20**         6.04**           7

 (3.62)          (.31)         297,539         1.21           1.21           6.05            17
 15.13          13.81          319,083         1.21           1.21           6.22            15
-------------------------------------------------------------------------------------------------

 25.45          13.90          180,024         1.19           1.19           6.19             3
 (5.69)          (.40)         166,428         1.28           1.28           6.44             1
 (6.18)           .77          176,374         1.24           1.24           6.04            19
 11.10           7.03          183,540         1.21**         1.21**         5.83**           6

 (3.36)         (1.04)         178,199         1.19           1.19           5.81            12
 19.43          12.31          193,182         1.18           1.18           5.91            21
=================================================================================================

*    Rounds to less than $.01 per share.

**   Annualized.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares.

(a) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b) Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(c) The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

(d)  For the ten months ended April 30, 2007.

                                 See accompanying notes to financial statements.

                                                          Nuveen Investments 109

| Financial
| Highlights (continued)

Selected data for a Common share outstanding throughout each period:

                                                          INVESTMENT OPERATIONS
                                 ------------------------------------------------------------------
                                                            DISTRIBUTIONS    DISTRIBUTIONS
                                                                 FROM NET             FROM
                                                               INVESTMENT          CAPITAL
                     BEGINNING                                  INCOME TO         GAINS TO
                        COMMON                      NET      AUCTION RATE     AUCTION RATE
                         SHARE          NET    REALIZED/        PREFERRED        PREFERRED
                     NET ASSET   INVESTMENT   UNREALIZED           SHARE-           SHARE-
                         VALUE       INCOME   GAIN (LOSS)         HOLDERS+         HOLDERS+    TOTAL
------------------------------------------------------------------------------------------------------
NEW JERSEY DIVIDEND ADVANTAGE (NXJ)
------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010                   $ 12.97        $ .91      $  1.42           $ (.03)          $   --*   $ 2.30
2009                     14.26          .91        (1.27)            (.16)            (.03)     (.55)
2008                     15.09          .94         (.80)            (.25)            (.01)     (.12)
2007(d)                  14.68          .78          .47             (.19)              --*     1.06
Year Ended 6/30:
2006                     15.63          .95         (.77)            (.18)            (.01)     (.01)
2005                     14.59          .98         1.09             (.10)              --      1.97

NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010                     12.93          .94         1.45             (.03)            (.01)     2.35
2009                     14.35          .95        (1.42)            (.17)            (.02)     (.66)
2008                     15.31          .97         (.79)            (.23)            (.05)     (.10)
2007(d)                  14.87          .83          .47             (.20)              --*     1.10
Year Ended 6/30:
2006                     15.79          .99         (.76)            (.19)            (.01)      .03
2005                     14.62         1.00         1.25             (.11)              --      2.14
======================================================================================================

                                LESS DISTRIBUTIONS
                         --------------------------------
                                NET                             DISCOUNT
                         INVESTMENT     CAPITAL                     FROM       ENDING
                          INCOME TO    GAINS TO                   COMMON       COMMON
                             COMMON      COMMON                   SHARES        SHARE    ENDING
                             SHARE-      SHARE-              REPURCHASED    NET ASSET    MARKET
                            HOLDERS     HOLDERS     TOTAL    AND RETIRED        VALUE     VALUE
------------------------------------------------------------------------------------------------
NEW JERSEY DIVIDEND ADVANTAGE (NXJ)
------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010                         $ (.75)     $ (.01)   $ (.76)          $ --      $ 14.51   $ 13.48
2009                           (.66)       (.08)     (.74)            --*       12.97     11.15
2008                           (.68)       (.03)     (.71)            --        14.26     13.11
2007(d)                        (.64)       (.01)     (.65)            --        15.09     15.75
Year Ended 6/30:
2006                           (.84)       (.10)     (.94)            --        14.68     14.35
2005                           (.93)         --      (.93)            --        15.63     15.38

NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010                           (.78)       (.03)     (.81)            --        14.47     14.68
2009                           (.69)       (.07)     (.76)            --*       12.93     11.46
2008                           (.71)       (.15)     (.86)            --        14.35     13.59
2007(d)                        (.66)         --*     (.66)            --        15.31     16.50
Year Ended 6/30:
2006                           (.86)       (.09)     (.95)            --        14.87     14.90
2005                           (.92)       (.05)     (.97)            --        15.79     15.90
================================================================================================

                                               AUCTION RATE PREFERRED SHARES
                                                     AT END OF PERIOD
                                         ---------------------------------------
                                           AGGREGATE    LIQUIDATION
                                              AMOUNT     AND MARKET       ASSET
                                         OUTSTANDING          VALUE    COVERAGE
                                                (000)     PER SHARE   PER SHARE
--------------------------------------------------------------------------------
NEW JERSEY DIVIDEND ADVANTAGE (NXJ)
--------------------------------------------------------------------------------
Year Ended 4/30:
2010                                        $ 43,925       $ 25,000    $ 79,240
2009                                          47,025         25,000      70,311
2008                                          48,000         25,000      73,834
2007(d)                                       48,000         25,000      76,668
Year Ended 6/30:
2006                                          48,000         25,000      75,197
2005                                          48,000         25,000      78,386

NEW JERSEY DIVIDEND ADVANTAGE 2 (NUJ)
--------------------------------------------------------------------------------
Year Ended 4/30:
2010                                          31,225         25,000      77,370
2009                                          32,600         25,000      69,828
2008                                          34,500         25,000      72,032
2007(d)                                       34,500         25,000      75,172
Year Ended 6/30:
2006                                          34,500         25,000      73,659
2005                                          34,500         25,000      76,617
================================================================================

110 Nuveen Investments

                                                                   RATIOS/SUPPLEMENTAL DATA
                         ----------------------------------------------------------------------------------------------------------
                                           RATIOS TO AVERAGE NET ASSETS             RATIOS TO AVERAGE NET ASSETS
                                           APPLICABLE TO COMMON SHARES               APPLICABLE TO COMMON SHARES
   TOTAL RETURNS                             BEFORE REIMBURSEMENT++                    AFTER REIMBURSEMENT++(b)
--------------------                   ------------------------------------    ------------------------------------
               BASED          ENDING
                  ON             NET
 BASED        COMMON          ASSETS
    ON     SHARE NET      APPLICABLE    EXPENSES      EXPENSES          NET     EXPENSES     EXPENSES           NET    PORTFOLIO
MARKET         ASSET       TO COMMON   INCLUDING     EXCLUDING   INVESTMENT    INCLUDING    EXCLUDING    INVESTMENT     TURNOVER
 VALUE(a)      VALUE(a)  SHARES (000)   INTEREST(c)   INTEREST       INCOME     INTEREST(c)  INTEREST        INCOME         RATE
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 28.17%        18.03%      $  95,300        1.18%         1.18%        6.35%       1.04%         1.04%         6.49%           4%
 (8.95)        (3.63)         85,230        1.29          1.29         6.74        1.06          1.06          6.98           --***
(12.31)         (.81)         93,762        1.20          1.20         6.10         .90           .90          6.40           17
 14.37          7.26          99,203        1.20**        1.20**       5.85**       .84**         .84**        6.22**          9

  (.78)         (.05)         96,378        1.19          1.19         5.83         .77           .77          6.26           16
 19.97         13.80         102,502        1.19          1.19         5.94         .75           .75          6.38           17

-----------------------------------------------------------------------------------------------------------------------------------
 35.95         18.55          65,410        1.22          1.22         6.54        1.00          1.00          6.76            4
 (9.75)        (4.36)         58,456        1.33          1.33         6.95        1.03          1.03          7.25           --***
(12.41)         (.60)         64,904        1.25          1.25         6.16         .87           .87          6.54           16
 15.40          7.50          69,238        1.24**        1.24**       6.03**       .80**         .80**        6.47**         11

  (.49)          .25          67,150        1.23          1.23         5.99         .78           .78          6.45           13
 23.39         15.00          71,231        1.23          1.23         6.09         .78           .78          6.53           11
===================================================================================================================================

*    Rounds to less than $.01 per share.

**   Annualized.

***  Rounds to less than 1%.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares.

(a) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b) After expense reimbursement from Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(c) The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

(d)  For the ten months ended April 30, 2007.

                                See accompanying notes to financial statements.

                                                         Nuveen Investments 111

| Financial
| Highlights (continued)

Selected data for a Common share outstanding throughout each period:

                                                        INVESTMENT OPERATIONS
                                 --------------------------------------------------------------------
                                                             DISTRIBUTIONS    DISTRIBUTIONS
                                                                  FROM NET             FROM
                                                                INVESTMENT          CAPITAL
                     BEGINNING                                   INCOME TO         GAINS TO
                        COMMON                        NET     AUCTION RATE     AUCTION RATE
                         SHARE          NET     REALIZED/        PREFERRED        PREFERRED
                     NET ASSET   INVESTMENT    UNREALIZED           SHARE-           SHARE-
                         VALUE       INCOME    GAIN (LOSS)         HOLDERS+         HOLDERS+    TOTAL
------------------------------------------------------------------------------------------------------
NEW JERSEY MUNICIPAL VALUE (NJV)
------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010                   $ 14.29       $  .70        $ 1.55           $  N/A           $  N/A    $ 2.25
2009(d)                  14.33         (.01)           --              N/A              N/A      (.01)

PENNSYLVANIA INVESTMENT QUALITY (NQP)
------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010                     13.53          .96          1.16             (.03)              --      2.09
2009                     14.39          .96          (.94)            (.20)              --      (.18)
2008                     15.19          .95          (.81)            (.29)              --      (.15)
2007(e)                  14.71          .77           .47             (.23)              --      1.01
Year Ended 6/30:
2006                     15.73          .90          (.87)            (.21)            (.02)     (.20)
2005                     14.92          .92          1.05             (.12)            (.01)     1.84
======================================================================================================

                                      LESS DISTRIBUTIONS
                            --------------------------------
                                                                DISCOUNT
                                                                    FROM
                                   NET                            COMMON
                            INVESTMENT     CAPITAL                SHARES                   ENDING
                             INCOME TO    GAINS TO                REPUR-                   COMMON
                                COMMON      COMMON                CHASED                    SHARE    ENDING
                                SHARE-      SHARE-                   AND    OFFERING    NET ASSET    MARKET
                               HOLDERS     HOLDERS     TOTAL     RETIRED       COSTS        VALUE     VALUE
------------------------------------------------------------------------------------------------------------
NEW JERSEY MUNICIPAL VALUE (NJV)
------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010                            $ (.70)     $   --    $ (.70)      $  --      $   --*     $ 15.84   $ 15.21
2009(d)                             --          --        --          --        (.03)       14.29     15.00

PENNSYLVANIA INVESTMENT QUALITY (NQP)
------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010                              (.80)         --      (.80)         --*         --        14.82     13.64
2009                              (.68)         --      (.68)         --*         --        13.53     11.34
2008                              (.66)         --      (.66)        .01          --        14.39     13.10
2007(e)                           (.53)         --      (.53)         --          --        15.19     14.01
Year Ended 6/30:
2006                              (.71)       (.11)     (.82)         --          --        14.71     12.95
2005                              (.89)       (.14)    (1.03)         --          --        15.73     15.16
============================================================================================================

                                               AUCTION RATE PREFERRED SHARES
                                                     AT END OF PERIOD
                                         ---------------------------------------
                                           AGGREGATE    LIQUIDATION
                                              AMOUNT     AND MARKET       ASSET
                                         OUTSTANDING          VALUE    COVERAGE
                                                (000)     PER SHARE   PER SHARE
--------------------------------------------------------------------------------
NEW JERSEY MUNICIPAL VALUE (NJV)
--------------------------------------------------------------------------------
Year Ended 4/30:
2010                                             N/A            N/A         N/A
2009(d)                                          N/A            N/A         N/A

PENNSYLVANIA INVESTMENT QUALITY (NQP)
--------------------------------------------------------------------------------
Year Ended 4/30:
2010                                       $ 111,750       $ 25,000    $ 78,326
2009                                         111,750         25,000      73,849
2008                                         132,000         25,000      69,039
2007(e)                                      132,000         25,000      71,902
Year Ended 6/30:
2006                                         132,000         25,000      70,401
2005                                         132,000         25,000      73,554
================================================================================

112 Nuveen Investments

                                                   RATIOS/SUPPLEMENTAL DATA
                           ----------------------------------------------------------------------
                                                 RATIOS TO AVERAGE NET ASSETS
    TOTAL RETURNS                              APPLICABLE TO COMMON SHARES++(b)
---------------------                     ---------------------------------------
                BASED           ENDING
                   ON              NET
 BASED         COMMON           ASSETS                                        NET
    ON      SHARE NET       APPLICABLE     EXPENSES       EXPENSES     INVESTMENT      PORTFOLIO
MARKET          ASSET        TO COMMON    INCLUDING      EXCLUDING         INCOME       TURNOVER
 VALUE(a)       VALUE(a)   SHARES (000)    INTEREST(c)    INTEREST          (LOSS)          RATE
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
  6.32%         16.05%       $  24,722          .82%           .76%          4.63%             5%
    --           (.24)          20,891          .64**          .64**         (.64)**           0
-------------------------------------------------------------------------------------------------
 27.87          15.74          238,368         1.23           1.16           6.72              6
 (7.99)         (1.01)         218,353         1.50           1.31           7.23              3
 (1.78)          (.92)         232,528         1.65           1.27           6.48             20
 12.41           6.89          247,644         1.54**         1.25**         6.06**           16

 (9.47)         (1.34)         239,718         1.23           1.23           5.87             20
 19.53          12.67          256,365         1.23           1.23           5.96             18
=================================================================================================

*    Rounds to less than $.01 per share.

**   Annualized.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares, where applicable.

(a) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b) Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(c) The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

(d) For the period April 28, 2009 (commencement of operations) through April 30, 2009.

(e)  For the ten months ended April 30, 2007.

N/A  Fund does not issue Auction Rate Preferred shares.

                                 See accompanying notes to financial statements.

                                                          Nuveen Investments 113

| Financial
| Highlights (continued)

Selected data for a Common share outstanding throughout each period:

                                                          INVESTMENT OPERATIONS
                                  -------------------------------------------------------------------
                                                             DISTRIBUTIONS    DISTRIBUTIONS
                                                                  FROM NET             FROM
                                                                INVESTMENT          CAPITAL
                      BEGINNING                                  INCOME TO         GAINS TO
                         COMMON                       NET     AUCTION RATE     AUCTION RATE
                          SHARE          NET    REALIZED/        PREFERRED        PREFERRED
                      NET ASSET   INVESTMENT   UNREALIZED           SHARE-           SHARE-
                          VALUE       INCOME   GAIN (LOSS)         HOLDERS+         HOLDERS+    TOTAL
------------------------------------------------------------------------------------------------------
PENNSYLVANIA PREMIUM INCOME 2 (NPY)
------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010                    $ 12.72        $ .91      $  1.28           $ (.03)           $  --    $ 2.16
2009                      13.74          .91        (1.12)            (.19)              --      (.40)
2008                      14.70          .90         (.94)            (.26)            (.02)     (.32)
2007(d)                   14.22          .74          .50             (.21)              --      1.03
Year Ended 6/30:
2006                      15.32          .89         (.80)            (.18)            (.03)     (.12)
2005                      14.74          .92          .88             (.10)            (.01)     1.69

PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)
------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010                      13.09          .96         1.55             (.03)            (.01)     2.47
2009                      14.47          .97        (1.47)            (.18)              --      (.68)
2008                      15.36          .97         (.84)            (.25)            (.02)     (.14)
2007(d)                   14.95          .82          .46             (.21)              --      1.07
Year Ended 6/30:
2006                      15.93          .98         (.78)            (.19)            (.01)       --
2005                      15.32          .99         1.06             (.10)            (.02)     1.93
======================================================================================================

                                LESS DISTRIBUTIONS
                        ---------------------------------
                               NET                              DISCOUNT
                        INVESTMENT     CAPITAL                      FROM        ENDING
                         INCOME TO    GAINS TO                    COMMON        COMMON
                            COMMON      COMMON                    SHARES         SHARE    ENDING
                            SHARE-      SHARE-               REPURCHASED     NET ASSET    MARKET
                           HOLDERS     HOLDERS      TOTAL    AND RETIRED         VALUE     VALUE
-------------------------------------------------------------------------------------------------
PENNSYLVANIA PREMIUM INCOME 2 (NPY)
-------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010                        $ (.77)     $   --    $  (.77)         $  --**     $ 14.11   $ 12.91
2009                          (.62)         --       (.62)            --**       12.72     10.60
2008                          (.61)       (.04)      (.65)           .01         13.74     12.30
2007(d)                       (.55)         --       (.55)            --         14.70     13.67
Year Ended 6/30:
2006                          (.77)       (.21)      (.98)            --         14.22     12.96
2005                          (.93)       (.18)     (1.11)            --         15.32     15.16

PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)
-------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010                          (.79)       (.04)      (.83)            --**       14.73     13.77
2009                          (.70)         --       (.70)            --**       13.09     11.31
2008                          (.70)       (.05)      (.75)            --         14.47     13.61
2007(d)                       (.66)         --       (.66)            --         15.36     15.70
Year Ended 6/30:
2006                          (.88)       (.10)      (.98)            --         14.95     15.10
2005                          (.96)       (.36)     (1.32)            --         15.93     16.14
=================================================================================================

                                              AUCTION RATE PREFERRED SHARES
                                                    AT END OF PERIOD
                                         --------------------------------------
                                           AGGREGATE    LIQUIDATION
                                              AMOUNT     AND MARKET       ASSET
                                         OUTSTANDING          VALUE    COVERAGE
                                                (000)     PER SHARE   PER SHARE
--------------------------------------------------------------------------------
PENNSYLVANIA PREMIUM INCOME 2 (NPY)
--------------------------------------------------------------------------------
Year Ended 4/30:
2010                                       $  99,275       $ 25,000    $ 80,430
2009                                          99,275         25,000      75,047
2008                                         118,100         25,000      70,566
2007(d)                                      118,100         25,000      74,249
Year Ended 6/30:
2006                                         118,100         25,000      72,655
2005                                         118,100         25,000      76,307

PENNSYLVANIA DIVIDEND ADVANTAGE (NXM)
--------------------------------------------------------------------------------
Year Ended 4/30:
2010                                          22,500         25,000      79,372
2009                                          22,500         25,000      73,430
2008                                          25,000         25,000      73,211
2007(d)                                       25,000         25,000      76,160
Year Ended 6/30:
2006                                          25,000         25,000      74,660
2005                                          25,000         25,000      77,712
================================================================================

114 Nuveen Investments

                                                              RATIOS/SUPPLEMENTAL DATA
                       ------------------------------------------------------------------------------------------------------
                                        RATIOS TO AVERAGE NET ASSETS             RATIOS TO AVERAGE NET ASSETS
                                        APPLICABLE TO COMMON SHARES              APPLICABLE TO COMMON SHARES
  TOTAL RETURNS                            BEFORE REIMBURSEMENT++                  AFTER REIMBURSEMENT++(b)
-------------------                 ------------------------------------    ------------------------------------
              BASED         ENDING
                 ON            NET
 BASED       COMMON         ASSETS
    ON    SHARE NET     APPLICABLE   EXPENSES     EXPENSES           NET     EXPENSES     EXPENSES           NET    PORTFOLIO
MARKET        ASSET      TO COMMON  INCLUDING    EXCLUDING    INVESTMENT    INCLUDING    EXCLUDING    INVESTMENT     TURNOVER
 VALUE(a)     VALUE(a) SHARES (000)  INTEREST(c)  INTEREST        INCOME     INTEREST(c)  INTEREST        INCOME         RATE
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
 29.70%       17.35%     $ 220,113       1.21%        1.16%         6.67%         N/A%         N/A%          N/A%           5%
 (8.43)       (2.65)       198,739       1.35         1.31          7.28          N/A          N/A           N/A            6
 (5.26)       (2.06)       215,252       1.55         1.28          6.36          N/A          N/A           N/A           27
  9.83         7.31        232,650       1.40***      1.21***       6.08***       N/A          N/A           N/A           15

 (8.42)        (.80)*      225,121       1.20         1.20          6.01          N/A          N/A           N/A           18
 17.79        11.80        242,373       1.19         1.19          6.09          N/A          N/A           N/A           22

-------------------------------------------------------------------------------------------------------------------------------
 29.85        19.29         48,934       1.26         1.23          6.66         1.11         1.09          6.81            5
(11.67)       (4.57)        43,587       1.37         1.36          7.17         1.14         1.14          7.39            4
 (8.46)        (.87)        48,211       1.39         1.28          6.26         1.09          .98          6.55           20
  8.40         7.22         51,160       1.33***      1.27***       5.99***       .96***       .90***       6.36***        11

  (.56)        (.01)        49,660       1.25         1.25          5.90          .82          .82          6.33           12
 21.84        13.02         52,712       1.23         1.23          5.82          .79          .79          6.27           13
===============================================================================================================================

*    During the fiscal year ended June 30, 2006, Pennsylvania Premium Income 2
     (NPY) received a payment from the Adviser of $27,169, to offset losses realized on the disposal of investments purchased in violation of the Fund's investment restrictions. This reimbursement did not have an impact on the Fund's Total Return on Common Share Net Asset Value.

**   Rounds to less than $.01 per share.

***  Annualized.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares.

(a) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b) After expense reimbursement from Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(c) The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

(d)  For the ten months ended April 30, 2007.

N/A  Fund does not have a contractual reimbursement with the Adviser.

                                 See accompanying notes to financial statements.

                                                          Nuveen Investments 115

| Financial
| Highlights (continued)

Selected data for a Common share outstanding throughout each period:

                                                          INVESTMENT OPERATIONS
                                 --------------------------------------------------------------------
                                                             DISTRIBUTIONS    DISTRIBUTIONS
                                                                  FROM NET             FROM
                                                                INVESTMENT          CAPITAL
                     BEGINNING                                   INCOME TO         GAINS TO
                        COMMON                        NET     AUCTION RATE     AUCTION RATE
                         SHARE          NET     REALIZED/        PREFERRED        PREFERRED
                     NET ASSET   INVESTMENT    UNREALIZED           SHARE-           SHARE-
                         VALUE       INCOME    GAIN (LOSS)         HOLDERS+         HOLDERS+    TOTAL
-------------------------------------------------------------------------------------------------------
PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
-------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010                   $ 13.42       $  .97       $  1.27           $ (.02)          $ (.01)   $ 2.21
2009                     14.49          .99         (1.17)            (.19)              --*     (.37)
2008                     15.34          .99          (.80)            (.26)            (.02)     (.09)
2007(d)                  14.93          .83           .44             (.21)            (.01)     1.05
Year Ended 6/30:
2006                     15.89          .98          (.85)            (.19)            (.01)     (.07)
2005                     14.87          .97          1.08             (.11)              --      1.94

PENNSYLVANIA MUNICIPAL VALUE (NPN)
-------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010                     14.29          .70          1.19              N/A              N/A      1.89
2009(e)                  14.33         (.01)           --              N/A              N/A      (.01)
=======================================================================================================

                                    LESS DISTRIBUTIONS
                             --------------------------------
                                                                 DISCOUNT
                                                                     FROM
                                    NET                            COMMON
                             INVESTMENT     CAPITAL                SHARES                  ENDING
                              INCOME TO    GAINS TO                REPUR-                  COMMON
                                 COMMON      COMMON                CHASED                   SHARE    ENDING
                                 SHARE-      SHARE-                   AND   OFFERING    NET ASSET    MARKET
                                HOLDERS     HOLDERS     TOTAL     RETIRED      COSTS        VALUE     VALUE
------------------------------------------------------------------------------------------------------------
PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010                             $ (.82)     $ (.07)   $ (.89)       $ --      $  --      $ 14.74   $ 14.19
2009                               (.70)         --*     (.70)         --         --        13.42     11.45
2008                               (.71)       (.05)     (.76)         --         --        14.49     13.40
2007(d)                            (.62)       (.02)     (.64)         --         --        15.34     15.18
Year Ended 6/30:
2006                               (.79)       (.10)     (.89)         --         --        14.93     14.16
2005                               (.88)       (.04)     (.92)         --         --        15.89     14.90

PENNSYLVANIA MUNICIPAL VALUE (NPN)
------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2010                               (.72)         --      (.72)         --         --*       15.46     15.43
2009(e)                              --          --        --          --       (.03)       14.29     15.05
============================================================================================================

                                                AUCTION RATE PREFERRED SHARES
                                                      AT END OF PERIOD
                                         ---------------------------------------
                                           AGGREGATE    LIQUIDATION
                                              AMOUNT     AND MARKET       ASSET
                                         OUTSTANDING          VALUE    COVERAGE
                                                (000)     PER SHARE   PER SHARE
--------------------------------------------------------------------------------
PENNSYLVANIA DIVIDEND ADVANTAGE 2 (NVY)
--------------------------------------------------------------------------------
Year Ended 4/30:
2010                                        $ 23,000       $ 25,000    $ 84,696
2009                                          23,000         25,000      79,340
2008                                          28,500         25,000      72,366
2007(d)                                       28,500         25,000      75,124
Year Ended 6/30:
2006                                          28,500         25,000      73,769
2005                                          28,500         25,000      76,907

PENNSYLVANIA MUNICIPAL VALUE (NPN)
--------------------------------------------------------------------------------
Year Ended 4/30:
2010                                             N/A            N/A         N/A
2009(e)                                          N/A            N/A         N/A
================================================================================

116 Nuveen Investments

                                                                     RATIOS/SUPPLEMENTAL DATA
                         ----------------------------------------------------------------------------------------------------------
                                              RATIOS TO AVERAGE NET ASSETS          RATIOS TO AVERAGE NET ASSETS
                                              APPLICABLE TO COMMON SHARES            APPLICABLE TO COMMON SHARES
  TOTAL RETURNS                                 BEFORE REIMBURSEMENT++                 AFTER REIMBURSEMENT++(b)
--------------------                   --------------------------------------   -------------------------------------
               BASED          ENDING
                  ON             NET
 BASED        COMMON          ASSETS                                     NET                                      NET
    ON     SHARE NET      APPLICABLE    EXPENSES      EXPENSES    INVESTMENT     EXPENSES      EXPENSES    INVESTMENT    PORTFOLIO
MARKET         ASSET       TO COMMON   INCLUDING     EXCLUDING        INCOME    INCLUDING     EXCLUDING        INCOME     TURNOVER
 VALUE(a)      VALUE(a)  SHARES (000)   INTEREST(c)   INTEREST         (LOSS)    INTEREST(c)   INTEREST         (LOSS)        RATE
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 32.47%        16.80%       $ 54,920        1.30%         1.22%         6.61%        1.08%         1.00%         6.83%           5%
 (9.16)        (2.33)         49,993        1.37          1.36          7.07         1.06          1.05          7.38            4
 (6.81)         (.60)         53,997        1.40          1.29          6.29         1.02           .91          6.66           27
 11.88          7.14          57,142        1.33**        1.27**        6.03**        .89**         .83**        6.47**         13
   .88          (.46)         55,597        1.24          1.24          5.93          .79           .79          6.38           13
 17.63         13.37          59,174        1.23          1.23          5.80          .79           .79          6.24            8
-----------------------------------------------------------------------------------------------------------------------------------
  7.52         13.49          18,805         .82           .82          4.68          N/A           N/A           N/A            5
   .33          (.31)         15,816         .66**         .66**        (.66)**       N/A           N/A           N/A            0
===================================================================================================================================

*    Rounds to less than $.01 per share.

**   Annualized.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares, where applicable.

(a) Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b) After expense reimbursement from Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(c) The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

(d)  For the ten months ended April 30, 2007.

(e) For the period April 28, 2009 (commencement of operations) through April 30, 2009.

N/A Fund does not issue Auction Rate Preferred shares or have a contractual reimbursement agreement with the Adviser.

                                See accompanying notes to financial statements.

                                                         Nuveen Investments 117

BOARD MEMBERS & OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

    NAME,                    POSITION(S) HELD   YEAR FIRST    NUMBER            PRINCIPAL
    BIRTHDATE                WITH THE FUNDS     ELECTED OR    OF PORTFOLIOS     OCCUPATION(S)
    & ADDRESS                                   APPOINTED     IN FUND COMPLEX   INCLUDING OTHER
                                                AND TERM(1)   OVERSEEN BY       DIRECTORSHIPS
                                                              BOARD MEMBER      DURING PAST 5 YEARS
Independent Board Members:
o   ROBERT P. BREMNER                                                           Private Investor and Management Consultant;
    8/22/40                  Chairman of                                        Treasurer and Director, Humanities Council of
    333 W. Wacker Drive      the Board          1996                 200        Washington, D.C.
    Chicago, IL 60606        and Board Member

o   JACK B. EVANS                                                               President, The Hall-Perrine Foundation, a private
    10/22/48                                                                    philanthropic corporation (since 1996); Director
    333 W. Wacker Drive      Board Member       1999                 200        and Chairman, United Fire Group, a publicly held
    Chicago, IL 60606                                                           company; President Pro Tem of the Board of
                                                                                Regents for the State of Iowa University System;
                                                                                Director, Gazette Companies; Life Trustee of Coe
                                                                                College and the Iowa College Foundation; formerly,
                                                                                Director, Alliant Energy; formerly, Director,
                                                                                Federal Reserve Bank of Chicago; formerly,
                                                                                President and Chief Operating Officer, SCI
                                                                                Financial Group, Inc., a regional financial
                                                                                services firm.

o   WILLIAM C. HUNTER                                                           Dean, Tippie College of Business, University of
    3/6/48                                                                      Iowa (since 2006); Director (since 2004) of Xerox
    333 W. Wacker Drive      Board Member       2004                 200        Corporation; Director (since 2005), Beta Gamma
    Chicago, IL 60606                                                           Sigma International Honor Society; formerly, Dean
                                                                                and Distinguished Professor of Finance, School of
                                                                                Business at the University of Connecticut (2003-
                                                                                2006); previously, Senior Vice President and
                                                                                Director of Research at the Federal Reserve Bank
                                                                                of Chicago (1995-2003); Director, SS&C
                                                                                Technologies, Inc. (May 2005-October 2005);
                                                                                formerly, Director (1997-2007), Credit Research
                                                                                Center at Georgetown University.

o   DAVID J. KUNDERT                                                            Director, Northwestern Mutual Wealth Management
    10/28/42                                                                    Company; retired (since 2004) as Chairman, JPMorgan
    333 W. Wacker Drive      Board Member       2005                 200        Fleming Asset Management, President and CEO, Banc
    Chicago, IL 60606                                                           One Investment Advisors Corporation, and President,
                                                                                One Group Mutual Funds; prior thereto, Executive
                                                                                Vice President, Banc One Corporation and Chairman
                                                                                and CEO, Banc One Investment Management Group;
                                                                                Member, Board of Regents, Luther College; member of
                                                                                the Wisconsin Bar Association; member of Board of
                                                                                Directors, Friends of Boerner Botanical Gardens;
                                                                                member of Board of Directors and chair of
                                                                                Investment Committee, Greater Milwaukee Foundation.

o   WILLIAM J. SCHNEIDER                                                        Chairman of Miller-Valentine Partners Ltd., a real
    9/24/44                                                                     estate investment company; formerly, Senior Partner
    333 W. Wacker Drive      Board Member       1997                 200        and Chief Operating Officer (retired, 2004) of
    Chicago, IL 60606                                                           Miller-Valentine Group; member, University of
                                                                                Dayton Business School Advisory Council;member,
                                                                                Mid-America Health System board; formerly, member
                                                                                and chair, Dayton Philharmonic Orchestra
                                                                                Association; formerly, member, Business Advisory
                                                                                Council, Cleveland Federal Reserve Bank; formerly,
                                                                                Director, Dayton Development Coalition.

118 Nuveen Investments

    NAME,                    POSITION(S) HELD   YEAR FIRST    NUMBER            PRINCIPAL
    BIRTHDATE                WITH THE FUNDS     ELECTED OR    OF PORTFOLIOS     OCCUPATION(S)
    & ADDRESS                                   APPOINTED     IN FUND COMPLEX   INCLUDING OTHER
                                                AND TERM(1)   OVERSEEN BY       DIRECTORSHIPS
                                                              BOARD MEMBER      DURING PAST 5 YEARS
Independent Board Members:
o   JUDITH M. STOCKDALE                                                         Executive Director, Gaylord and Dorothy Donnelley
    12/29/47                                                                    Foundation (since 1994); prior thereto, Executive
    333 W. Wacker Drive      Board Member       1997                200         Director, Great Lakes Protection Fund (1990-1994).
    Chicago, IL 60606

o   CAROLE E. STONE                                                             Director, Chicago Board Options Exchange (since
    6/28/47                                                                     2006); Director, C2 Options Exchange, Incorporated
    333 W. Wacker Drive      Board Member       2007                200         (since 2009); Commissioner, New York State
    Chicago, IL 60606                                                           Commission on Public Authority Reform (since 2005);
                                                                                formerly, Chair, New York Racing Association
                                                                                Oversight Board (2005-2007).

o   TERENCE J. TOTH
    9/29/59                                                                     Director, Legal & General Investment Management
    333 W. Wacker Drive      Board Member       2008                200         America, Inc. (since 2008); Managing Partner,
    Chicago, IL 60606                                                           Promus Capital (since 2008); formerly, CEO and
                                                                                President, Northern Trust Global Investments (2004-
                                                                                2007); Executive Vice President, Quantitative
                                                                                Management & Securities Lending (2000-2004); prior
                                                                                thereto, various positions with Northern Trust
                                                                                Company (since 1994); member: Goodman Theatre Board
                                                                                (since 2004), Chicago Fellowship Boards (since
                                                                                2005), University of Illinois Leadership Council
                                                                                Board (since 2007) and Catalyst Schools of Chicago
                                                                                Board (since 2008); formerly, member: Northern
                                                                                Trust Mutual Funds Board (2005-2007), Northern
                                                                                Trust Global Investments Board (2004-2007),
                                                                                Northern Trust Japan Board (2004-2007), Northern
                                                                                Trust Securities Inc. Board (2003-2007) and
                                                                                Northern Trust Hong Kong Board (1997-2004).

Interested Board Member:
o   JOHN P. AMBOIAN(2)                                                          Chief Executive Officer (since July 2007), Director
    6/14/61                                                                     (since 1999) and Chairman (since 2007) of Nuveen
    333 W. Wacker Drive      Board Member       2008                200         Investments, Inc.; Chief Executive Officer (since
    Chicago, IL 60606                                                           2007) of Nuveen Asset Management, Nuveen
                                                                                Investments Advisors, Inc.; President (since 2005)
                                                                                of Nuveen Commodities Asset Management, LLC.

                                                          Nuveen Investments 119

    NAME,                   POSITION(S) HELD   YEAR FIRST     NUMBER            PRINCIPAL
    BIRTHDATE               WITH THE FUNDS     ELECTED OR     OF PORTFOLIOS     OCCUPATION(S)
    AND ADDRESS                                APPOINTED(3)   IN FUND COMPLEX   DURING PAST 5 YEARS
                                                              OVERSEEN
                                                              BY OFFICER
Officers of the Funds:
o   GIFFORD R. ZIMMERMAN                                                        Managing Director (since 2002), Assistant Secretary
    9/9/56                  Chief                                               and Associate General Counsel of Nuveen
    333 W. Wacker Drive     Administrative     1988                 200         Investments, LLC; Managing Director, Associate
    Chicago, IL 60606       Officer                                             General Counsel and Assistant Secretary, of Nuveen
                                                                                Asset Management (since 2002) and of Symphony Asset
                                                                                Management LLC, (since 2003); Vice President and
                                                                                Assistant Secretary of NWQ Investment Management
                                                                                Company, LLC. (since 2002), Nuveen Investments
                                                                                Advisers Inc. (since 2002), Tradewinds Global
                                                                                Investors, LLC, and Santa Barbara Asset Management,
                                                                                LLC (since 2006), Nuveen HydePark Group LLC and
                                                                                Nuveen Investment Solutions, Inc. (since 2007);
                                                                                Managing Director (since 2004) and Assistant
                                                                                Secretary (since 1994) of Nuveen Investments, Inc.;
                                                                                Managing Director (since 2005) of Nuveen
                                                                                Commodities Asset Management, LLC; Chartered
                                                                                Financial Analyst.

o   WILLIAM ADAMS IV                                                            Executive Vice President of Nuveen Investments,
    6/9/55                                                                      Inc.; Executive Vice President, U.S. Structured
    333 W. Wacker Drive     Vice President     2007                 125         Products of Nuveen Investments, LLC, (since
    Chicago, IL 60606                                                           1999), ; Executive Vice President (since 2005) of
                                                                                Nuveen Commodities Asset Management, LLC.

o   CEDRIC H. ANTOSIEWICZ                                                       Managing Director, (since 2004), previously, Vice
    1/11/62                                                                     President (1993-2004) of Nuveen Investments, LLC.
    333 W. Wacker Drive     Vice President     2007                 125
    Chicago, IL 60606

o   NIZIDA ARRIAGA                                                              Senior Vice President of Nuveen Investments, LLC
    6/1/68                                                                      (since 2010); formerly, Vice President (2007-2010);
    333 W. Wacker Drive     Vice President     2009                 200         previously, Portfolio Manager, Allstate
    Chicago, IL 60606                                                           Investments, LLC (1996-2006); Chartered Financial
                                                                                Analyst.

o   MICHAEL T. ATKINSON                                                         Vice President (since 2002) of Nuveen Investments,
    2/3/66                  Vice President                                      LLC.; Vice President of Nuveen Asset Management
    333 W. Wacker Drive     and Assistant      2000                 200         (since 2005).
    Chicago, IL 60606       Secretary


o   MARGO L. COOK                                                               Executive Vice President (since Oct 2008) of Nuveen
    4/11/64                                                                     Investments, Inc.; previously, Head of
    333 W. Wacker Drive     Vice President     2009                 200         Institutional Asset Management (2007-2008) of Bear
    Chicago, IL 60606                                                           Stearns Asset Management; Head of Institutional
                                                                                Asset Mgt (1986-2007) of Bank of NY Mellon;
                                                                                Chartered Financial Analyst.

o   LORNA C. FERGUSON                                                           Managing Director (since 2004) of Nuveen
    10/24/45                                                                    Investments, LLC and Managing Director (since 2005)
    333 W. Wacker Drive     Vice President     1998                 200         of Nuveen Asset Management.
    Chicago, IL 60606

o   STEPHEN D. FOY                                                              Vice President (since 1993) and Funds Controller
    5/31/54                 Vice President                                      (since 1998) of Nuveen Investments, LLC; Vice
    333 W. Wacker Drive     and Controller     1998                 200         President (since 2005) of Nuveen Asset Management;
    Chicago, IL 60606                                                           Certified Public Accountant.

o   SCOTT S. GRACE                                                              Managing Director, Corporate Finance & Development,
    8/20/70                 Vice President                                      Treasurer (since September 2009) of Nuveen
    333 W. Wacker Drive     and Treasurer      2009                 200         Investments, LLC; Managing Director and Treasurer
    Chicago, IL 60606                                                           of Nuveen Asset Management (since 2009); formerly,
                                                                                Treasurer (2006-2009), Senior Vice President
                                                                                (2008-2009), previously, Vice President (2006-2008)
                                                                                of Janus Capital Group, Inc.; formerly, Senior
                                                                                Associate in Morgan Stanley's Global Financial
                                                                                Services Group (2000-2003); Chartered Accountant
                                                                                Designation.

120 Nuveen Investments

    NAME,                 POSITION(S) HELD   YEAR FIRST     NUMBER            PRINCIPAL
    BIRTHDATE             WITH THE FUNDS     ELECTED OR     OF PORTFOLIOS     OCCUPATION(S)
    AND ADDRESS                              APPOINTED(3)   IN FUND COMPLEX   DURING PAST 5 YEARS
                                                            OVERSEEN
                                                            BY OFFICER
Officers of the Funds:
o   WILLIAM T. HUFFMAN                                                        Chief Operating Officer, Municipal Fixed Income
    5/7/69                                                                    (since 2008) of Nuveen Asset Management; previously,
    333 W. Wacker Drive   Vice President     2009                 136         Chairman, President and Chief Executive Officer (2002
    Chicago, IL 60606                                                         - 2007) of Northern Trust Global Advisors, Inc. and
                                                                              Chief Executive Officer (2007) of Northern Trust
                                                                              Global Investments Limited; Certified Public
                                                                              Accountant.

o   WALTER M. KELLY                                                           Senior Vice President (since 2008), Vice President
    2/24/70               Chief Compliance                                    (2006-2008) formerly, Assistant Vice President and
    333 W. Wacker Drive   Officer and        2003                 200         Assistant General Counsel (2003-2006) of Nuveen
    Chicago, IL 60606     Vice President                                      Investments, LLC; Senior Vice President (since 2008),
                                                                              formerly, Vice President (2006-2008) and Assistant
                                                                              Secretary (since 2008) of Nuveen Asset Management.

o   DAVID J. LAMB                                                             Senior Vice President (since 2009), formerly, Vice
    3/22/63                                                                   President (2000-2009) of Nuveen Investments, LLC;
    333 W. Wacker Drive   Vice President     2000                 200         Vice President (since 2005) of Nuveen Asset
    Chicago, IL 60606                                                         Management; Certified Public Accountant.

o   TINA M. LAZAR                                                             Senior Vice President (since 2009), formerly, Vice
    8/27/61                                                                   President of Nuveen Investments, LLC (1999-2009);
    333 W. Wacker Drive   Vice President     2002                 200         Vice President of Nuveen Asset Management (since
    Chicago, IL 60606                                                         2005).

o   LARRY W. MARTIN                                                           Senior Vice President (since 2010), formerly, Vice
    7/27/51               Vice President                                      President (1993-2010), Assistant Secretary and
    333 W. Wacker Drive   and Assistant      1988                 200         Assistant General Counsel of Nuveen Investments, LLC;
    Chicago, IL 60606     Secretary                                           Vice President (since 2005) and Assistant Secretary
                                                                              of Nuveen Investments, Inc.; Vice President (since
                                                                              2005) and Assistant Secretary (since 1997) of Nuveen
                                                                              Asset Management; Vice President and Assistant
                                                                              Secretary of Nuveen Investments Advisers Inc. (since
                                                                              2002); NWQ Investment Management Company, LLC (since
                                                                              2002), Symphony Asset Management LLC (since 2003),
                                                                              Tradewinds Global Investors, LLC, Santa Barbara Asset
                                                                              Management LLC (since 2006) and of Nuveen HydePark
                                                                              Group, LLC and Nuveen Investment Solutions, Inc.
                                                                              (since 2007).

o   KEVIN J. MCCARTHY                                                         Managing Director (since 2008), formerly, Vice
    3/26/66               Vice President                                      President (2007-2008), Nuveen Investments, LLC;
    333 W. Wacker Drive   and Secretary      2007                 200         Managing Director (since 2008), formerly, Vice
    Chicago, IL 60606                                                         President, and Assistant Secretary, Nuveen Asset
                                                                              Management, and Nuveen Investments Holdings, Inc.;
                                                                              Vice President (since 2007) and Assistant Secretary,
                                                                              Nuveen Investment Advisers Inc., NWQ Investment
                                                                              Management Company, LLC, Tradewinds Global Investors
                                                                              LLC, NWQ Holdings, LLC, Symphony Asset Management
                                                                              LLC, Santa Barbara Asset Management LLC, Nuveen
                                                                              HydePark Group, LLC and Nuveen Investment Solutions,
                                                                              Inc. (since 2007); prior thereto, Partner, Bell, Boyd
                                                                              & Lloyd LLP (1997-2007).

o   JOHN V. MILLER                                                            Chief Investment Officer and Managing Director (since
    4/10/67                                                                   2007), formerly, Vice President (2002-2007) of Nuveen
    333 W. Wacker Drive   Vice President     2007                 136         Asset Management and Managing Director (since 2007),
    Chicago, IL 60606                                                         formerly Vice President (2002-2007) Nuveen
                                                                              Investments, LLC; Chartered Financial Analyst.

                                                         Nuveen Investments 121

    NAME,                       POSITION(S) HELD   YEAR FIRST     NUMBER            PRINCIPAL
    BIRTHDATE                   WITH THE FUNDS     ELECTED OR     OF PORTFOLIOS     OCCUPATION(S)
    AND ADDRESS                                    APPOINTED(3)   IN FUND COMPLEX   DURING PAST 5 YEARS
                                                                  OVERSEEN
                                                                  BY OFFICER
Officers of the Funds:
o   GREGORY MINO                                                                    Senior Vice President (since 2010) of Nuveen
    1/4/71                                                                          Investments, LLC, formerly, Vice President
    333 W. Wacker Drive         Vice President      2009                200         (2008-2010); previously, Director (2004-2007)
    Chicago, IL 60606                                                               and Executive Director (2007-2008) of UBS
                                                                                    Global Asset Management; previously, Vice
                                                                                    President (2000-2003) and Director (2003-2004)
                                                                                    of Merrill Lynch Investment Managers; Chartered
                                                                                    Financial Analyst.

o   CHRISTOPHER M. ROHRBACHER                                                       Vice President, Nuveen Investments, LLC (since
    8/1/71                      Vice President                                      2008); Vice President and Assistant Secretary,
    333 W. Wacker Drive         and Assistant       2008                200         Nuveen Asset Management (since 2008); prior
    Chicago, IL 60606           Secretary                                           thereto, Associate, Skadden, Arps, Slate,
                                                                                    Meagher & Flom LLP (2002-2008).

o   JAMES F. RUANE                                                                  Vice President, Nuveen Investments, LLC (since
    7/3/62                      Vice President                                      2007); prior thereto, Partner, Deloitte &
    333 W. Wacker Drive         and Assistant       2007                200         Touche USA LLP (2005-2007), formerly, senior
    Chicago, IL 60606           Secretary                                           tax manager (2002-2005); Certified Public
                                                                                    Accountant.

o   MARK L. WINGET                                                                  Vice President, Nuveen Investments, LLC (since
    12/21/68                    Vice President                                      2008); Vice President and Assistant Secretary,
    333 W. Wacker Drive         and Assistant       2008                200         Nuveen Asset Management (since 2008); prior
    Chicago, IL 60606           Secretary                                           thereto, Counsel, Vedder Price P.C.
                                                                                    (1997-2007).

(1)  For New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2
     (NUJ), New Jersey Municipal Value (NJV), Pennsylvania Investment Quality
     (NQP), Pennsylvania Premium Income 2 (NPY), Pennsylvania Dividend Advantage (NXM), Pennsylvania Dividend Advantage 2 (NVY), and Pennsylvania Municipal Value (NPN), The Board of Trustees are divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two Board Members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For New Jersey Investment Quality (NQJ) and New Jersey Premium Income (NNJ), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the Board Member was first elected or appointed to any fund in the Nuveen Complex.

(2) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

122 Nuveen Investments

ANNUAL INVESTMENT MANAGEMENT
AGREEMENT APPROVAL PROCESS

      The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the "May Meeting"), the Boards of Trustees or Directors (as the case may be) (each, a "Board" and each Trustee or Director, a "Board Member") of the Funds (other than the Nuveen New Jersey Municipal Value Fund and the Nuveen Pennsylvania Municipal Value Fund, each of which is a "New Fund"), including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an "Advisory Agreement") between each Fund (other than the New Funds) and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

      The discussion of the approvals for the Funds other than the New Funds is set forth below under "Discussion." The initial Advisory Agreements between NAM and each New Fund were approved at meeting of each New Fund's Board held on February 27, 2009 and March 16, 2009 and were not up for renewal at the May Meeting. The discussion of the approvals for the New Funds was included in the annual report for the New Funds for the period ending April 30, 2009.

                                           DISCUSSION:

               Nuveen New Jersey Investment Quality Municipal Fund, Inc. Nuveen New Jersey Premium Income Municipal Fund, Inc. Nuveen New Jersey Dividend Advantage Municipal Fund Nuveen New Jersey Dividend Advantage Municipal Fund 2 Nuveen Pennsylvania Investment Quality Municipal Fund Nuveen Pennsylvania Premium Income Municipal Fund 2 Nuveen Pennsylvania Dividend Advantage Municipal Fund Nuveen Pennsylvania Dividend Advantage Municipal Fund 2

                                                          Nuveen Investments 123

Annual Investment Management Agreement
Approval Process (continued)

      With respect to the Funds listed above (for purposes of this Discussion, the "Funds"), in evaluating the applicable Advisory Agreements (for purposes of this Discussion, the "Advisory Agreements"), the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. ("Winslow Capital"), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

      A. NATURE, EXTENT AND QUALITY OF SERVICES

      In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

      In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered NAM's efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks.

124 Nuveen Investments

      In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM's continuous review of the Nuveen funds' investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares ("ARPs") or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM's efforts in refinancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen's continued commitment and efforts to keep investors and financial advisers informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

      As part of their review, the Independent Board Members also evaluated the back-ground, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

      In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

      Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

                                                          Nuveen Investments 125

Annual Investment Management Agreement
Approval Process (continued)

      B. THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

      The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks (as applicable). The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized and/or customized benchmarks (as applicable) for the quarter-, one-, three- and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen municipal funds managed by NAM in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

      In comparing a fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

      Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

      C. FEES, EXPENSES AND PROFITABILITY

            1. Fees and Expenses

            The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group").

            The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the

126 Nuveen Investments
            ability to make a meaningful comparison. In addition, the Independent Board Members considered, among other things, the differences in the use and type of leverage compared to the peers. The Independent Board Members also considered the differences in the states reflected in the respective Peer Group. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999).

            Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

            2. Comparisons with the Fees of Other Clients

            The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regu-latory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

            3. Profitability of Nuveen

            In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for

                                                          Nuveen Investments 127

Annual Investment Management Agreement
Approval Process (continued)


            advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

            In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

            Based on their review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

            In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

      D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

      With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed- end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a

128 Nuveen Investments
      reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

      In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen's revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

      Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

      E. INDIRECT BENEFITS

      In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk.

      In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

      Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

      F. OTHER CONSIDERATIONS

      The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

                                                          Nuveen Investments 129

REINVEST AUTOMATICALLY
EASILY AND CONVENIENTLY

      Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

      NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

      Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

      By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

      It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

      EASY AND CONVENIENT

      To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

      HOW SHARES ARE PURCHASED

      The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price

130 Nuveen Investments
      per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

      FLEXIBLE

      You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

      You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

      The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

      CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

      For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                                                          Nuveen Investments 131

GLOSSARY OF TERMS
USED IN THIS REPORT

      o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

      o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

      o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

      o DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

      o INVERSE FLOATERS: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typi-cally also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

132 Nuveen Investments

      o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

      o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

      o NET ASSET VALUE (NAV): A Fund's NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

      o PRE-REFUNDING: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

      o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

      o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

                                                          Nuveen Investments 133

Notes

134 Nuveen Investments

Notes

                                                          Nuveen Investments 135

Notes

136 Nuveen Investments

OTHER USEFUL INFORMATION

BOARD OF
DIRECTORS/TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange ("NYSE") the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

COMMON AND PREFERRED SHARE INFORMATION

Each Fund intends to repurchase and/or redeem shares of its own common and/or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or auction rate preferred stock as shown in the accompanying table.

                                                                    AUCTION RATE
                                         COMMON SHARES          PREFERRED SHARES
FUND                                       REPURCHASED                  REDEEMED
NQJ                                                 --                       255
NNJ                                                 --                       149
NXJ                                                 --                       124
NUJ                                                 --                        55
NJV                                                 --                       N/A
NQP                                             53,200                        --
NPY                                             23,300                        --
NXM                                              8,600                        --
NVY                                                 --                        --
NPN                                                 --                       N/A

N/A -     Fund does not issue Auction Rate Preferred shares.

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

                                                          Nuveen Investments 137

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, longterm investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

FOCUSED ON MEETING INVESTOR NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $150 billion of assets on March 31, 2010.

FIND OUT HOW WE CAN HELP YOU.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: WWW.NUVEEN.COM/CEF

o     Share prices

o     Fund details

o     Daily financial news

o     Investor education

o     Interactive planning tools

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-A-0410D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

             Nuveen Pennsylvania Dividend Advantage Municipal Fund 2

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                                       AUDIT FEES BILLED     AUDIT-RELATED FEES           TAX FEES        ALL OTHER FEES
FISCAL YEAR ENDED                         TO FUND (1)        BILLED TO FUND (2)      BILLED TO FUND (3)   BILLED TO FUND (4)
----------------------------------------------------------------------------------------------------------------------------
April 30, 2010                              $ 9,866                  $ 0                    $ 0         $ 850
----------------------------------------------------------------------------------------------------------------------------
Percentage approved                              0%                   0%                     0%            0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------------
April 30, 2009                              $ 9,886                  $ 0                    $ 0         $ 850
----------------------------------------------------------------------------------------------------------------------------
Percentage approved                              0%                   0%                     0%            0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

FISCAL YEAR ENDED                      AUDIT-RELATED FEES    TAX FEES BILLED TO        ALL OTHER FEES
                                     BILLED TO ADVISER AND       ADVISER AND         BILLED TO ADVISER
                                        AFFILIATED FUND        AFFILIATED FUND      AND AFFILIATED FUND
                                       SERVICE PROVIDERS      SERVICE PROVIDERS      SERVICE PROVIDERS
----------------------------------------------------------------------------------------------------------
April 30, 2010                                $ 0                     $ 0                    $ 0
----------------------------------------------------------------------------------------------------------
Percentage approved                            0%                      0%                     0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------
April 30, 2009                                $ 0                     $ 0                    $ 0
----------------------------------------------------------------------------------------------------------
Percentage approved                            0%                      0%                     0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

FISCAL YEAR ENDED                                            TOTAL NON-AUDIT FEES
                                                             BILLED TO ADVISER AND
                                                            AFFILIATED FUND SERVICE    TOTAL NON-AUDIT FEES
                                                            PROVIDERS (ENGAGEMENTS     BILLED TO ADVISER AND
                                                            RELATED DIRECTLY TO THE   AFFILIATED FUND SERVICE
                                      TOTAL NON-AUDIT FEES  OPERATIONS AND FINANCIAL   PROVIDERS (ALL OTHER
                                         BILLED TO FUND      REPORTING OF THE FUND)         ENGAGEMENTS)          TOTAL
-------------------------------------------------------------------------------------------------------------------------
April 30, 2010                               $ 850                    $ 0                        $ 0             $ 850
April 30, 2009                               $ 850                    $ 0                        $ 0             $ 850

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

      a)  See Portfolio of Investments in Item 1.

      b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                     FUND
Cathryn P. Steeves       Nuveen Pennsylvania Dividend Advantage Municipal Fund 2

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                    TYPE OF ACCOUNT                   NUMBER OF
PORTFOLIO MANAGER   MANAGED                           ACCOUNTS     ASSETS
--------------------------------------------------------------------------------
Cathryn P. Steeves  Registered Investment Company     44           $8.25 billion
                    Other Pooled Investment Vehicles  0            $0
                    Other Accounts                    0            $0

* Assets are as of April 30, 2010. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of March 31, 2010, the S&P/Investortools Municipal Bond index was comprised of 54,797 securities with an aggregate current market value of $1,187 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event. In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the April 30, 2010, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                                           DOLLAR RANGE OF
                                                                                                           EQUITY SECURITIES
                                                                                         DOLLAR RANGE OF   BENEFICIALLY OWNED
                                                                                         EQUITY            IN THE REMAINDER OF
                                                                                         SECURITIES        NUVEEN FUNDS MANAGED
                                                                                         BENEFICIALLY      BY NAM'S MUNICIPAL
NAME OF PORTFOLIO MANAGER  FUND                                                          OWNED IN FUND     INVESTMENT TEAM
-------------------------------------------------------------------------------------------------------------------------------
Cathryn P. Steeves         Nuveen Pennsylvania Dividend Advantage Municipal Fund 2       $0                $10,000-$50,000

PORTFOLIO MANAGER BIO:

Cathryn P. Steeves, PhD, Vice President of NAM, is currently a portfolio manager for 45 state-specific municipal bond funds. She joined Nuveen in 1996 and worked as a senior analyst in the healthcare sector. Ms. Steeves has an undergraduate degree from Wake Forest University, an MA, MPhil and a PhD from Columbia University.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Pennsylvania Dividend Advantage Municipal Fund 2
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: July 8, 2010
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: July 8, 2010
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: July 8, 2010
    -------------------------------------------------------------------